UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04615
HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: December 31, 2007
Date of reporting period: January 1, 2007 – December 31, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report December 31, 2007

• Manager Discussions
• Financials

Hartford Series Fund, Inc.
Hartford HLS Series Fund II, Inc.

Manager Discussions (Unaudited)	1
Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Financial Statements:
Schedule of Investments as of December 31, 2007:
Hartford Advisers HLS Fund	66
Hartford Capital Appreciation HLS Fund	72
Hartford Disciplined Equity HLS Fund	78
Hartford Dividend and Growth HLS Fund	80
Hartford Equity Income HLS Fund	82
Hartford Fundamental Growth HLS Fund (formerly known as Hartford Focus HLS Fund)	83
Hartford Global Advisers HLS Fund	85
Hartford Global Communications HLS Fund	92
Hartford Global Financial Services HLS Fund	94
Hartford Global Growth HLS Fund (formerly known as Hartford Global Leaders HLS Fund)	96
Hartford Global Health HLS Fund	98
Hartford Global Technology HLS Fund	100
Hartford Growth HLS Fund	102
Hartford Growth Opportunities HLS Fund	104
Hartford High Yield HLS Fund	106
Hartford Index HLS Fund	112
Hartford International Growth HLS Fund (formerly known as Hartford International Capital Appreciation HLS Fund)	118
Hartford International Opportunities HLS Fund	120
Hartford International Small Company HLS Fund	123
Hartford LargeCap Growth HLS Fund (formerly known as Hartford Blue Chip Stock HLS Fund)	126
Hartford MidCap HLS Fund	129
Hartford MidCap Growth HLS Fund	132
Hartford MidCap Value HLS Fund	135
Hartford Money Market HLS Fund	137
Hartford Mortgage Securities HLS Fund	139
Hartford Small Company HLS Fund	142
Hartford SmallCap Growth HLS Fund	146
Hartford SmallCap Value HLS Fund	151
Hartford Stock HLS Fund	156
Hartford Total Return Bond HLS Fund	158
Hartford U.S. Government Securities HLS Fund	169
Hartford Value HLS Fund	173
Hartford Value Opportunities HLS Fund	175
Statements of Assets and Liabilities as of December 31, 2007	178
Statements of Operations for the Year Ended December 31, 2007	184
Statements of Changes in Net Assets for the Years Ended December 31, 2007 and December 31, 2006	190
Notes to Financial Statements	201
Financial Highlights	219
Report of Independent Registered Public Accounting Firm	228
Directors and Officers (Unaudited)	229
Shareholder Meeting Results (Unaudited)	231
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Proxy Voting Records (Unaudited)	231
Expense Example (Unaudited)	232
Approval of Investment Management, Investment Advisory and Amended Investment Sub-Advisory Agreements (Unaudited)	235

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-advisers and portfolio management team.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Lehman Brothers Government/Credit Bond Index is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective return — Seeks maximum long-term total return.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	10 Year

Advisers IA	6.64%	9.25%	5.76%

Advisers IB	6.37%	8.98%	5.52%

Lehman Brothers Government/Credit Bond Index	7.23%	4.43%	6.01%

S&P 500 Index	5.49%	12.83%	5.91%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Managers

Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Gootkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President	Vice President

How did the Fund perform?
The Class IA shares of Hartford Advisers HLS Fund returned 6.64% for the twelve-month period ended December 31, 2007, versus the returns of 5.49% for the S&P 500 Index and 7.23% for the Lehman Brothers Government/Credit Bond Index. The Fund underperformed the 6.78% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth VP-UF Funds peer group, a group of funds that hold between 60%-80% in equity securities and the remainder in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
Financial markets were volatile during the year as strength in the U.S. equity markets during the first half of the period was followed by weakness in the latter part of the year due to subprime and credit worries. Bond markets experienced a flight-to-liquidity during the year as subprime weakness spread. As measured by the S&P 500 Index, equity markets were up 5.49% while the bond market, as measured by the Lehman Brothers Government/Credit Bond Index, increased 7.23%.
The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund outperformed its benchmark while the fixed income portion lagged its benchmark slightly. Allocation detracted slightly from the Fund’s benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance due to the Fund’s consistent overweight (i.e. the Fund’s sector position was greater than the benchmark position) to equities whose returns trailed those of fixed income.
The Equity portion of the Fund outperformed its benchmark during the period due to strong stock selection. Positive selection within the Information Technology, Materials and Consumer Staples sectors contributed most while weak selection within the Consumer

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Discretionary, Health Care and Telecommunication Services sectors detracted from relative returns.
Stocks that contributed the most to relative and absolute (i.e. total return) returns included Google (Information Technology), Occidental Petroleum (Energy), and Apple (Information Technology). Shares of internet search company Google rose during the latter part of the period as it continued to gain market share as the leading internet search company. Shares of Occidental Petroleum rose sharply when the company reported better-than-expected earnings driven by higher oil prices. Apple reported sharply higher profits due to strong sales of Macintosh computers and iPod products. The shares also benefited from enthusiasm over the June launch of the iPhone. We held our positions in these stocks at the end of the period.
Significant detractors from the Fund’s benchmark-relative returns included Financials stocks Countrywide Financial, Capital One and E*Trade. The collapse of the mortgage market caused shares of mortgage originator Countrywide to suffer as its asset quality deteriorated and the market worried that it was facing a liquidity crisis. Diversified financial company Capital One declined with investor concerns about the firm’s exposure to consumer credit. Broker and banking services provider E*Trade fell on credit concerns regarding the firm’s mortgage and home equity portfolios. In Consumer Discretionary, the Fund’s holdings in Circuit City and Comcast hurt relative and absolute performance.
The fixed income portion of the Fund trailed its benchmark during the twelve-month period due mainly to the Fund’s allocation to out-of-benchmark positions in mortgages. Elevated volatility and a lack of market liquidity led to forced selling of even higher quality assets, which negatively impacted the residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) sectors. The need by some leveraged investors, e.g. hedge funds and structured investment vehicles (“SIVs”), to take some risk off their balance sheets also contributed to forced selling and price declines. However, the Fund was able avoid the subprime catastrophe and was successful in navigating the multi-billion dollar downgrades of mortgage-related securities. On the positive side, strong selection within the investment grade credit sector was additive to relative returns.
What is the outlook?
We believe economic growth will continue to decelerate in 2008 and that the probability of a recession has increased with tighter credit conditions. However fixed income markets have already priced in this outcome. We expect the Federal Open Market Committee (the “Fed”) will continue to ease monetary policy consistent with Treasury market valuations and we therefore target a neutral duration (i.e. sensitivity to changes in interest rates) and yield curve posture. Corporate and mortgage sectors should benefit as the Fed action brings some stability back to the financial markets. Additionally, attractive valuations in the corporate and mortgage sector lead us to continue to underweight (i.e. the Fund’s sector position was less than the benchmark position) the government sector and overweight these spread sectors (i.e. those that offer yield premiums over Treasuries) relative to the benchmark.
The equity portion of Hartford Advisers HLS Fund is managed with an opportunistic large cap core investment approach. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. Sector weights are the result of our bottom-up (i.e. stock by stock fundamental research) stock selection process. Based on individual stock decisions, the equity portion of the Fund ended the year overweight in Information Technology, Health Care, and Financials and underweight in the Utilities, Consumer Staples and Energy sectors.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2007, the Fund’s equity exposure was at 65% compared to 60% in its benchmark and at the upper end of the 50-70% range, as we expect equities to outperform bonds and cash.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	3.4%

Capital Goods	0.2

Consumer Cyclical	3.8

Consumer Staples	4.6

Energy	6.4

Finance	27.7

General Obligations	0.3

Health Care	10.2

Services	7.0

Technology	20.2

Transportation	0.3

U.S. Government Agencies	4.5

U.S. Government Securities	7.8

Utilities	1.9

Short-Term Investments	10.6

Other Assets and Liabilities	(8.9)

Total	100.0%

Distribution by Category
as of December 31, 2007

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	5.2%

Common Stocks	65.0

Corporate Bonds: Investment Grades	15.0

Corporate Bonds: Non-Investment Grades	0.1

Municipal Bonds	0.3

Preferred Stocks	0.4

U.S. Government Agencies	4.5

U.S. Government Securities	7.8

Short-Term Investments	10.6

Other Assets and Liabilities	(8.9)

Total	100.0%

2

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks growth of capital.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	10 Year

Capital Appreciation IA	16.83%	21.75%	13.64%

Capital Appreciation IB	16.53%	21.45%	13.39%

Russell 3000 Index	5.14%	13.63%	6.21%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Team 1	Team 2
Saul J. Pannell, CFA	Mario E. Abularach, CFA	Peter I. Higgins, CFA	James N. Mordy
Senior Vice President, Partner	Vice President, Equity Research Analyst	Vice President	Senior Vice President, Partner
Frank D. Catrickes, CFA	Nicolas M. Choumenkovitch	Jeffery L. Kripke	David W. Palmer, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President
	David R. Fassnacht, CFA	Paul E. Marrkand, CFA
	Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of Hartford Capital Appreciation HLS Fund returned 16.83% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the Russell 3000 Index, which returned 5.14% for the same period. The Fund also outperformed the 6.22% return of the average fund in the Lipper Multi-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
As measured by the Russell 3000 Index, equity markets ended broadly higher for the fifth year in a row, despite significant volatility during the latter part of the year. Every sector in the benchmark but two posted positive returns for the period, led by Energy (+31%), Materials (+26%), Utilities (+18%), and Information Technology (+15%). The laggards in this environment were Financials (-18%), which fell on credit and liquidity concerns across the sector, and Consumer Discretionary (-12%), which traded lower largely on deterioration in the housing market and concerns about potential spillover effects on the consumer.
Relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance was robust. Strong stock selection drove the Fund’s relative outperformance, while allocation among sectors, a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process, also produced positive results, due largely to an above-benchmark allocation to surging Materials stocks and a below-benchmark allocation to the underperforming Financials sector. Relative performance was particularly strong in the Materials, Financials, and Industrials sectors. Materials stocks made up three of the top four relative and absolute contributors during the year: Vale (also known as Companhia Vale do Rio Doce), Rio Tinto, and Freeport-McMoRan Copper all rose on continued strong demand for commodities including iron ore and copper. Another top contributor to performance was a position in search giant Google, which reported higher-than-expected earnings driven by strength in its core search-advertising business. German exchange Deutsche Boerse led the way among Financials stocks, while relative performance in Industrials benefited from positions in agricultural equipment maker Deere and Chinese solar component manufacturer Suntech Power.

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Security selection was weakest in the Consumer Discretionary, Health Care, and Information Technology sectors. Our holdings in communications equipment company Nortel, Japanese auto maker Toyota, and financial services firm Capital One Financial were among the top detractors from relative results. Nortel is having difficulty meeting margin targets, putting pressure on its share price. Toyota saw its shares impacted by concern about weakening auto demand in the face of U.S. housing loan problems and the strengthening of the yen. Shares of Capital One declined with investor concerns about the firm’s exposure to consumer credit and mortgage markets. In addition, the Fund’s relative performance was hurt by its underweight (i.e. the Fund’s sector position was less than the benchmark position) position in ExxonMobil, whose shares rose significantly during the year. Absolute performance was negatively impacted by a position in Citigroup, which saw its shares fall in conjunction with concerns related to the firm’s exposure to subprime mortgages and corresponding write-downs.
What is the outlook?
We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. These bottom-up investment decisions have resulted in a sizeable absolute weight in the Information Technology sector. Top positions include Google and hardware company IBM. Financials represents our second largest sector weighting, with positions in insurer ACE and asset manager Julius Baer our largest positions. Our exposure to the Materials sector represents our greatest overweight (i.e. the Fund’s sector position was greater than the benchmark position) relative to the benchmark, with positions in mining, steel, and chemicals stocks. Our lowest exposures are in the Utilities and Telecommunication Services sectors, while Consumer Staples represents our largest underweight relative to the Russell 3000 Index.
During the twelve-month period ended December 31, 2007, James H. Averill, a portfolio manager of the Fund, retired from Wellington Management Company and withdrew from active involvement in the Fund effective April 1, 2007. As of December 31, 2007, Team 1 (Saul Pannell and Frank Catrickes) managed approximately 86% of the Fund’s assets.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	16.8%

Capital Goods	4.7

Consumer Cyclical	6.7

Consumer Staples	1.5

Energy	10.9

Finance	19.2

Health Care	8.5

Services	2.9

Technology	21.4

Transportation	0.9

Utilities	1.5

Short-Term Investments	12.7

Other Assets and Liabilities	(7.7)

Total	100.0%

Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Australia	0.6%

Austria	0.8

Belgium	0.3

Bermuda	0.0

Brazil	4.3

Canada	2.8

China	1.8

Egypt	0.7

Finland	0.1

France	0.7

Germany	1.1

Hong Kong	0.4

India	0.6

Ireland	0.2

Israel	0.8

Italy	0.1

Japan	0.8

Luxembourg	0.8

Mexico	0.1

Netherlands	0.1

Norway	0.1

Papua New Guinea	0.0

Russia	1.1

Singapore	0.0

South Africa	0.7

Spain	0.6

Sweden	0.2

Switzerland	2.8

Taiwan	0.8

Turkey	0.8

United Kingdom	4.4

United States	66.4

Short-Term Investments	12.7

Other Assets and Liabilities	(7.7)

Total	100.0%

4

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLP)
Performance Overview1 5/29/98 - 12/31/07
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks growth of capital.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

Disciplined Equity IA	8.34%	12.64%	5.81	%*

Disciplined Equity IB	8.07%	12.36%	5.57	%*

S&P 500 Index	5.49%	12.83%	4.81	%*

* Return is from 05/31/98
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

James A. Rullo, CFA	Mammem Chally, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of Hartford Disciplined Equity HLS Fund returned 8.34% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the S&P 500 Index, which returned 5.49% for the same period. The Fund outperformed the 5.78% return of the average fund in the Lipper Large Cap Core VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets advanced for the first half of the period, then pulled back in the latter part of the year due to sub-prime and credit worries. During the period, mid cap stocks outperformed both large and small cap stocks. The S&P MidCap 400 Index returned 7.98% compared to the S&P 500 large cap index return of 5.49% and the Russell 2000 small cap index return of -1.57%. U.S. growth stocks outpaced their value peers, as the Russell 1000 Growth Index returned +11.8% versus a Russell 1000 Value Index return of -0.2%. Within the S&P 500 Index benchmark, Energy (+34%), Materials (+22%), and Utilities (+19%) led performance while Financials (-19%) and Consumer Discretionary (-13%) lagged the broader market.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance reflected strong stock selection in Financials, Materials and Utilities but unfavorable stock selection in Consumer Staples and Information Technology. In addition, the Fund’s performance was helped by an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials and Consumer Discretionary stocks, which lagged the market.
The Fund’s top three contributors to benchmark-relative performance were Occidental Petroleum (Energy), Parker Hannifin (Industrials) and McKesson (Health Care). In addition, consumer electronics company Apple was a strong contributor on an absolute (i.e. total return) basis. Occidental Petroleum continued to benefit from record high oil prices due to inflationary pressures on the energy front and a bullish consensus outlook on oil and refining margins. Diversified industrials company Parker Hannifin’s shares rose on continued demand for its products in its key market segments (aerospace and global climate). Shares of health care services company McKesson benefited from a favorable generic drug pricing cycle and strong cash flow. Apple’s shares soared following enthusiasm over the company’s launch of the iPhone and strong sales of its Macintosh computers. We held positions in all of these stocks at the end of the period.
Top relative detractors during the period were Kohl’s (Consumer Discretionary), Forest Labs (Health Care) and LAM Research (Information Technology). In addition, Financials stocks Citigroup and Bank of America were significant detractors on an absolute basis. Shares of Kohl’s, a specialty department store, declined with

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disappointing same-store-sales trends and investor concerns about overall consumer spending. Pharmaceutical company Forest Labs reported disappointing Phase III results for its stroke drug Desmoteplase. Semiconductor manufacturing equipment maker LAM Research’s shares declined on worries about capital expenditures at semiconductor manufacturers. Citigroup and Bank of America underperformed due to the disruptions in the capital markets and concerns about balance sheet exposures. We eliminated our position in Citigroup and held on to our positions in the other four stocks at the end of the period.
What is the outlook?
We believe the U.S. economy has definitely lost momentum. Economic data on balance is worsening, while the housing market conditions have deteriorated further. We will continue to invest in sectors opportunistically and on a stock-by-stock basis reflecting our bottom-up (i.e. stock by stock fundamental research) process.
We ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Health Care and Utilities and most underweight Industrials, Consumer Discretionary and Energy stocks.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	3.4%

Capital Goods	3.9

Consumer Cyclical	8.8

Consumer Staples	3.8

Energy	11.5

Finance	22.3

Health Care	12.1

Services	5.0

Technology	21.6

Transportation	0.3

Utilities	5.1

Short-Term Investments	8.8

Other Assets and Liabilities	(6.6)

Total	100.0%

6

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks a high level of current income consistent with growth of capital.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	10 Year

Dividend and Growth IA	8.26%	14.50%	8.22%

Dividend and Growth IB	7.98%	14.21%	7.98%

Russell 1000 Value Index	-0.17%	14.63%	7.68%

S&P 500 Index	5.49%	12.83%	5.91%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Manager

Edward P. Bousa, CFA
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of Hartford Dividend and Growth HLS Fund returned 8.26% for the twelve-month period ended December 31, 2007, versus the returns of 5.49% for the S&P 500 Index and -0.17% for the Russell 1000 Value Index. The Fund also outperformed the 2.69% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Equity markets faltered after a strong start to the year as concerns over subprime mortgages and rising energy prices weighed heavily on the U.S. consumer. Despite the volatility over the last six-months, broad indices still managed to squeeze out mostly positive returns. Large cap equities (+5.5%) outpaced small cap stocks (-1.6%) but underperformed mid caps (+8.0%) as represented by the S&P 500 Index, Russell 2000 Index, and S&P MidCap 400 Index, respectively. Reversing the trend from previous years, growth-oriented stocks (+11.8%) dominated value-oriented stocks (-0.2%). During the twelve-month period, Energy (+33%), Materials (+22%) and Utilities (+19%) were clear leaders within the broad market, as represented by the S&P 500 Index, while Financials (-19%) and Consumer Discretionary (-13%) posted negative returns.
The Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was due primarily to sector allocation. Our overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to outperforming Energy and Materials and underweight (i.e. the Fund’s sector position was less than the benchmark position) to lagging Financials and Consumer Discretionary stocks contributed positively to benchmark-relative performance. The Fund’s underweight to Information Technology was a detractor. Stock selection also helped returns. Strong selection in Consumer Discretionary, Consumer Staples and Utilities more than offset weak security selection in the Financials and Information Technology sectors.

7

The Fund’s top three contributors to relative performance over the period were Deere (Industrials), Agrium (Materials), and Chevron (Energy). Deere’s shares continue to climb as the company realizes growing agriculture equipment sales. Shares of agricultural producer and retailer Agrium rose sharply after its announced acquisition of UAP Holdings, a distributor of crop production supplies. Chevron’s shares continue to benefit from higher energy prices. Results were also boosted by a gain from the sale of its holdings in power wholesaler Dynegy. At the end of the period, we held our positions in these three stocks. The Fund also benefited from its position in AT&T.
Detractors from relative performance included MBIA (Financials), UBS (Financials), and Comcast (Consumer Discretionary). After strong performance in 2006, bond insurer MBIA pulled back in price, in part on concerns that rising default rates for sub-prime mortgages would negatively impact home equity asset-backed securities that it has insured. Diversified financials firm UBS was hurt by the credit and liquidity crises that impacted markets during the third and fourth quarters. Comcast, the largest cable TV provider in the U.S., continues to experience increased competition from Verizon, AT&T and Satellite TV providers. Shares fell as the company reported that it lost more subscribers than expected. Fund results relative to the benchmark were also negatively impacted by not owning Apple, which was a strong performer during the year as the company reported sharply higher profits due to strong sales of Macintosh computers and iPod products and the introduction of the iPhone. On an absolute (i.e. total return) basis, the Fund’s position in Citigroup hurt performance as the company experienced significant losses on its mortgage portfolio. We held our positions in all of these stocks at the end of the period.
What is the outlook?
Our discipline is focused on identifying industries where supply/demand conditions remain favorable. We remain overweight Energy, as global demand remains strong and supply is constrained. Also, we continue to see favorable supply/demand characteristics in the agriculture markets. We have further increased our underweight to Information Technology by eliminating hardware companies EMC and Motorola and trimming Microsoft. We have increased our exposure to Financials but still remain underweight the sector.
Based on these views and our bottom-up (i.e. stock by stock fundamental research) stock selection, at the end of the period, relative to the S&P 500 Index, the Fund was most overweight Energy, Materials, and Utilities and most underweight Information Technology, Financials, and Consumer Discretionary.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	7.9%

Capital Goods	4.3

Consumer Cyclical	7.9

Consumer Staples	6.3

Energy	18.4

Finance	14.5

Health Care	11.3

Services	6.7

Technology	14.9

Transportation	1.0

Utilities	5.7

Short-Term Investments	3.1

Other Assets and Liabilities	(2.0)

Total	100.0%

8

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)
Performance Overview1 10/31/03 - 12/31/07
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks a high level of current income consistent with growth of capital.
Average Annual Returns (as of 12/31/07)

	1 Year	Since Inception

Equity Income IA	6.94%	11.85%

Equity Income IB	6.68%	11.57%

Russell 1000 Value Index	-0.17%	12.56%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

John R. Ryan, CFA	W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President

How did the Fund perform?
The Class IA shares of Hartford Equity Income HLS Fund returned 6.94% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the Russell 1000 Value Index, which returned -0.17% for the same period. The Fund also outperformed the 2.69% return of the average fund in the Lipper Equity Income Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equities weakened during the period in part due to the liquidity crunch in late summer, heightened fears of a U.S. recession and persistently high (and increasing) energy prices. Within the Fund’s Russell 1000 Value Index benchmark, seven out of ten sectors posted positive returns even though the overall index posted a negative return. Energy, Utilities and Materials posted the largest returns, while Financials and Consumer Discretionary lagged. Mid cap stocks outperformed both large and small cap stocks. The S&P MidCap 400 Index returned 7.98% compared to the S&P 500 large cap index return of 5.49% and the Russell 2000 small cap index return of -1.57%.
While the Fund’s investment strategy is based on bottom-up (i.e. stock by stock fundamental research) fundamental research on each company, the primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark were the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Consumer Discretionary and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Utilities, Consumer Staples, Industrials and Materials. In addition, stock selection also contributed significantly to the Fund’s relative performance. Stock selection was strongest within Financials and Information Technology, but was slightly offset by weaker stock selection within Energy, Consumer Staples and Materials.
The top three relative contributors to performance were Energy stocks ConocoPhillips and Chevron and Nokia (Information Technology). In addition, Exxon Mobil (Energy), AT&T (Telecommunication Services) and Deere (Industrials) were among the top contributors on an absolute (i.e. total return) basis. ConocoPhillips, Chevron and Exxon Mobil continued to benefit from the rally in crude oil prices and the widening in U.S. refining margins over the last year. Cell phone designer and manufacturer Nokia’s shares rose following the introduction of several successful new handset models and an aggressive cost control program that has helped the company’s bottom-line. AT&T’s shares continue to

9

benefit from cost synergies following its merger with BellSouth and also from firmer pricing. Agricultural-equipment maker Deere’s stock price benefited from stronger demand and rising grain prices. We held positions in all of these stocks at the end of the period.
The top three relative detractors were UBS (Financials), Host Hotels & Resort (Financials) and Pitney Bowes (Industrials). Not owning Occidental Petroleum (Energy), a top performing integrated oil company, also detracted from benchmark relative returns. Bank of America and Citigroup, both Financials stocks, were also significant detractors to absolute performance. Shares of Financials stocks UBS, Bank of America and Citigroup all underperformed due to the disruptions in the capital markets and concerns about balance sheet exposures. UBS and Citigroup took significant write-downs in mortgage-related securities. Host Hotels & Resort’s stock price declined on investor fears about the likelihood of a U.S. recession and a more cautious view of commercial real estate in the wake of the recent liquidity crunch. Mail and document management company Pitney Bowes’ shares declined due to the U.S. economic slowdown which led to lower sales of its products. We eliminated our positions in Citigroup and Pitney Bowes during the period.
What is the outlook?
Global credit conditions have deteriorated sharply. U.S. GDP growth is now expected to decelerate in the upcoming year as tightening credit conditions may deepen the housing slump. Consequently, we believe U.S. consumer spending will weaken. The outlook for global growth will moderate with Asia and Emerging Markets providing strong support. Domestic corporate profits are stressed but largely offset by strong international gains. The Federal Open Market Committee (the “Fed”) has responded to the liquidity crisis by cutting interest rates and we believe they will react to any further deterioration.
At the end of the period, relative to the Russell 1000 Value Index, the Fund was most underweight Consumer Discretionary, Financials and Industrials and most overweight Utilities, Consumer Staples, Materials and Telecommunication Services.
During the twelve-month period ended December 31, 2007, W. Michael Reckmeyer, III, CFA, Karen H. Grimes, CFA, and Ian R. Link, CFA were added as portfolio managers of the Fund, effective October 1, 2007.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	7.4%

Capital Goods	2.7

Consumer Cyclical	4.3

Consumer Staples	8.0

Energy	17.4

Finance	23.0

Health Care	7.4

Services	1.3

Technology	15.3

Utilities	11.7

Short-Term Investments	1.2

Other Assets and Liabilities	0.3

Total	100.0%

10

Hartford Fundamental Growth HLS Fund inception 4/30/2001
(formerly Hartford Focus HLS Fund)
(subadvised by Wellington Management Company, LLP)
Performance Overview1 4/30/01 - 12/31/07
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks long-term capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

Fundamental Growth IA	15.12%	12.95%	5.62%

Fundamental Growth IB	14.83%	12.66%	5.37%

Russell 1000 Growth Index	11.81%	12.11%	1.99%

S&P500 Index	5.49%	12.83%	4.27%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of Hartford Fundamental Growth HLS Fund returned 15.12% for the twelve-month period ended December 31, 2007, versus the returns of 5.49% for the S&P 500 Index and 11.81% for the Russell 1000 Growth Index. The Fund also outperformed the 12.78% return of the average fund in the Lipper Large-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Equity markets posted strong returns during the period despite the volatility that emerged in the latter part of the year due to concerns associated with the U.S. subprime mortgage market and slowing U.S. growth. Investors began to favor growth over value, as measured by the Russell 1000 Growth Index which returned 11.81% and was well ahead of the -0.17% return of the Russell 1000 Value Index during the period. Large stocks, as measured by the Russell 1000 Index, outpaced smaller stocks, represented by the Russell 2000 Index, 5.77% to -1.57%. Seven out of the ten sectors in the Fund’s benchmark rose; led by Materials (+39%), Energy (+31%), and Utilities (+25%). The laggards in this environment were the Consumer Discretionary (-11%), Telecommunication Services (-3%), and Financials (-2%) sectors.
The Fund outperformed its benchmark primarily due to security selection. Strong stock selection in the Information Technology, Materials, and Consumer Discretionary sectors more than offset weaker selection in the Health Care, Industrials, and Financials sectors.
The Fund’s top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance were Vale, also known as Companhia Vale do Rio Doce (Materials), Priceline.com (Consumer Discretionary), and Research In Motion (Information Technology). Shares of Brazilian mining company Vale continued to rise during the period, bolstered by solid iron ore fundamentals as strong Chinese demand sustained tight capacity and strong (spot) pricing. In addition, the company has been successfully integrating the assets and operations of the Inco

11

acquisition. Shares of on-line travel company Priceline.com benefited from strong non-U.S. gross travel bookings, which led to higher-than-expected quarterly earnings and upward full year guidance. Shares of consumer electronic device company Research In Motion moved higher with expectations of market share gains.
The Fund’s top detractors from both relative and absolute performance during the period were MBIA (Financials), NII Holdings (Telecommunication Services), and Kohl’s (Consumer Discretionary). Shares of financial guarantee insurance company MBIA fell with the declining market value of its insured credit derivatives portfolio and rising concerns about the stability of U.S. financial markets. We maintained our position in the stock. Wireless communications company NII Holdings added fewer subscribers than expected in the third quarter, hurt by stiff competition and hurricanes in Mexico. Specialty department store operator Kohl’s saw its shares decline with disappointing same-store-sales trends and investor concerns about overall consumer spending. We believe that new store growth and margin expansion opportunities could benefit the shares going forward and maintain a position in the stock. Also detracting from performance was Coach (Consumer Discretionary). The high-end retailer lowered forecasted earnings due to slowing consumer traffic.
What is the outlook?
On July 27, 2007, Hartford Focus HLS Fund changed its name to Hartford Fundamental Growth HLS Fund and Francis J. Boggan took over as portfolio manager. At that time, the Fund’s investment strategy was modified to invest in a more diversified portfolio of large-cap stocks with a focus on high quality growth companies. The Fund will generally hold between 50-80 names. As a result, the Russell 1000 Growth Index was added as an additional benchmark. Steven T. Irons, CFA and Peter I. Higgins, CFA are no longer involved in the management of the Fund.
At end of the period, the Fund’s bottom-up (i.e. stock by stock fundamental research) investment approach resulted in overweights (i.e. the Fund’s sector position was greater than the benchmark position) to the Telecommunication Services, Energy, and Materials sectors relative to its benchmark and underweights (i.e. the Fund’s sector position was less than the benchmark position) to the Consumer Staples and Health Care sectors.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	5.4%

Capital Goods	4.5

Consumer Cyclical	13.3

Consumer Staples	3.4

Energy	11.5

Finance	12.6

Health Care	9.6

Services	3.9

Technology	33.0

Utilities	1.6

Short-Term Investments	3.2

Other Assets and Liabilities	(2.0)

Total	100.0%

12

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
Lehman Brothers Global Aggregate Index USD Hedged provides a broad-based measure of the global investment-grade fixed income markets.
Investment objective — Seeks maximum long-term total rate of return.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	10 Year

Global Advisers IA	16.59%	12.58%	7.24%

Global Advisers IB	16.30%	12.30%	6.99%

Lehman Brothers Global Aggregate Index USD Hedged	5.32%	4.50%	5.87%

MSCI World Growth Index	15.12%	15.83%	6.03%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux	Robert L. Evans	Scott M. Elliott	Evan S. Grace, CFA
Vice President, Partner	SeniorVice President,	Senior Vice President,	Senior Vice President,	Senior Vice President	Vice President
	Partner	Partner	Partner

How did the Fund perform?
The Class IA shares of Hartford Global Advisers HLS Fund returned 16.59% for the twelve-month period ended December 31, 2007, versus the returns of 15.12% for the MSCI World Growth Index and 5.32% for the Lehman Brothers Global Aggregate Index USD Hedged. The Fund outperformed the 12.05% return of the average fund in the Lipper Global Flexible Portfolio VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After a strong start, global equity markets struggled in the latter part of the year as a result of problems in the subprime mortgage market and the subsequent reduction in liquidity throughout the financial system. Within the MSCI World Growth Index, nine out of ten sectors had positive returns during the year, led by Materials, Energy, and Utilities, while Consumer Discretionary lagged. In the fixed income markets, amid a sharp drop in liquidity and concerns about slowing economic growth, many of the world’s major central banks infused capital into markets in an effort to combat spiking volatility and eroding investor confidence. U.S. Treasury yields closed the year materially lower and the U.S. yield curve steepened (i.e. short and long term interest rates moving farther apart) as markets priced in additional Federal Open Market Committee (the “Fed”) rate cuts. The Fund outpaced its benchmark due to strength in both the equity and fixed income areas. Asset allocation had a negligible impact during the year.
Significant outperformance on the equity side was driven by security selection, which was positive in eight of ten economic sectors. Stock selection was particularly strong in the Information Technology, Financials, and Industrials sectors; Fund results trailed those of the benchmark in Consumer Discretionary and Telecommunication Services. Sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, had a modest negative impact on relative (i.e. performance of the Fund as measured against the benchmark) returns, due largely to our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to the Materials sector and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Financials sector.
The leading contributors to relative and absolute (i.e. total return) equity performance during the year were Nintendo and Research in Motion (Information Technology), Suntech Holdings (Industrials), and Monsanto (Materials). Japanese video game developer Nintendo continues to experience positive sales trends for its gaming console the Wii as the product’s ease of use makes the addressable market larger than expected. Shares of consumer electronic device company Research in Motion moved higher as new product releases, strong consumer subscriber growth, and a growing international footprint drove market share gains. Shares of Suntech holdings, a Chinese-based solar energy company, rose sharply

13

after the company announced better-than-expected revenues and earnings and stated that its capacity expansion plans are well ahead of schedule. Shares of agricultural products company Monsanto rose as the company is benefiting from a strong agricultural cycle and a robust pipeline. We continued to hold positions in all four stocks at the end of the period.
Relative and absolute equity performance was hurt by our holdings in Comcast (Consumer Discretionary), Rakuten (Consumer Discretionary), and Orix (Financials). Shares of cable provider Comcast fell after reporting weak earnings due to increased competition from phone companies and satellite television providers. We eliminated our position. Japanese online retailer and brokerage firm Rakuten reported results that were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations and we eliminated our position. Shares of the Japanese financial services company Orix fell due to disappointing earnings and its modest exposure to the U.S. subprime mortgage market. We sold our holding in the security.
The fixed income portion of the fund outperformed its benchmark during the period, driven by favorable performance among our credit and currency strategies and, to a lesser degree, by our country and duration (i.e. sensitivity to changes in interest rates) strategies. In contrast, yield curve strategies were a modest detractor. Strong performance across strategies, particularly in the second half of the year, was driven by a favorable top-down viewpoint that allowed us to effectively navigate a turbulent fixed income environment. Long positions in the Japanese yen benefited performance. With respect to our country strategy, we benefited from a more significant U.S. slowdown than that witnessed in either Canada or Australia. The economies in Australia (all year) and Canada (for much of the year) performed well relative to the U.S.; and as a result, our overweight U.S. positions versus these other countries helped. In credit, security selection was strong in the corporate sector and we had less exposure in financials. In particular, a lack of exposure in certain underperforming lower-quality financial names aided results and security selection among corporates, more broadly, was favorable.
Yield curve positioning hindered results as the portfolio was designed to take advantage of a steepening yield curve.
What is the outlook?
Our equity positioning is the result of bottom-up fundamental research. At year-end, the Fund’s largest overweight positions were Information Technology, Financials, and Telecommunication Services. We remain underweight the consumer broadly along with a below benchmark exposure to Health Care.
Slower growth in the developed countries starting with the U.S. is now clearly evident in Japan and Europe. Central banks in various global markets have started to cut interest rates or put expected hikes on hold. Our fixed income positioning is to target neutral-to-underweight aggregate portfolio duration, with a short duration bias outside the U.S. and the Eurozone. We own a diversified basket of emerging market currencies, along with an overweight to the Australian dollar and underweights in the New Zealand dollar, the British pound and the Canadian dollar. On the credit side, we will likely continue to add to our corporate credit position via attractively priced new issuance. We favor new investments in high quality corporates and we’ll avoid companies with elevated subprime consumer exposure and refinancing risk.
From an asset allocation standpoint, the Fund ended the year with a slight underweight to equities, and slight overweights to fixed income and cash.
During the twelve-month period ended December 31, 2007, Matthew D. Hudson, CFA assumed responsibility as lead portfolio manager, effective June 1, 2007.
Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Australia	0.7%

Austria	0.3

Bermuda	0.8

Brazil	1.0

Canada	3.2

Chile	0.1

China	2.8

Denmark	0.8

Finland	1.1

France	5.2

Germany	7.4

Greece	1.6

Hong Kong	1.0

Ireland	1.3

Italy	0.1

Japan	3.2

Luxembourg	1.6

Mexico	1.0

Netherlands	1.2

Poland	0.1

Singapore	0.4

South Africa	0.1

South Korea	0.8

Spain	2.2

Sweden	0.1

Switzerland	3.6

Taiwan	0.7

United Kingdom	7.4

United States	50.0

Short-Term Investments	6.4

Other Assets and Liabilities	(6.2)

Total	100.0%

Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	4.5%

Capital Goods	3.0

Consumer Cyclical	5.0

Consumer Staples	3.3

Energy	5.4

Finance	22.4

Foreign Governments	8.1

Health Care	5.4

Services	2.7

Technology	23.1

Transportation	1.5

U.S. Government Agencies	9.5

U.S. Government Securities	1.4

Utilities	4.5

Short-Term Investments	6.4

Other Assets and Liabilities	(6.2)

Total	100.0%

Distribution by Sector
as of December 31, 2007

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	5.7%

Common Stocks	60.2

Corporate Bonds: Investment Grades	23.0

U.S. Government Agencies	9.5

U.S. Government Securities	1.4

Short-Term Investments	6.4

Other Assets and Liabilities	(6.2)

Total	100.0%

14

Hartford Global Communications HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview1 12/27/00 - 12/31/07
Growth of $10,000 investment
MSCI All Country World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment objective — Seeks long-term capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

Global Comm IA	23.38%	28.68%	6.92%

Global Comm IB	23.07%	28.36%	6.67%

MSCI All Country World Telecommunication Services Index	28.43%	20.13%	4.56	%*

S&P 500 Index	5.49%	12.83%	3.30	%*

*Return is from 12/31/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Managers

Archana Basi, CFA	David Nincic, CFA
Vice President, Global Industry Analyst	Vice President, Global Industry Analyst

How did the Fund perform?
The Class IA shares of Hartford Global Communications HLS Fund returned 23.38% for the twelve-month period ended December 31, 2007, versus the returns of 28.43% MSCI All Country World Telecommunication Services Index, which returned 28.43% for the same period. The Fund outperformed the 18.10% return of the average fund in the Lipper Science & Technology VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Telecommunication Services stocks performed well during the period, outpacing the broader market as represented by the S&P 500 Index 5.49% and the MSCI World Index 9.57%.
The Fund lagged its benchmark primarily due to holdings in several equipment and cable companies. However, security selection was strong among wireless and integrated telecommunication stocks, and the Fund benefited from its overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Wireless industry. The Fund’s significant overweight to emerging markets also helped performance considerably.
Stocks that detracted most from relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance included Nortel Networks, NII Holdings, Comcast, and Arris. Nortel Networks, a global supplier of networking solutions serving both service providers and enterprise customers, had flat revenues in the first part of 2007 and experienced delays in expected expense reductions, driving its share price down. NII Holdings (formerly Nextel International) is a U.S.-based wireless provider with

15

operations in Latin America. The company announced that it added fewer subscribers than expected citing stiff competition and hurricanes in Mexico. Comcast, the largest cable television operator in the U.S., struggled due to increased competition and a weak economy. Its stock price fell after the company pre-announced that it would miss fourth quarter operating and financial estimates. We eliminated the position. Arris manufactures broadband, cable telephony, and optical transmission equipment. Although their recent results had exceeded expectations, they recently disappointed investors on two fronts: first, they announced an earnings shortfall in the third quarter, and second, they made a large acquisition of C-COR which broadens their product offerings but is slightly dilutive to their margins.
Top contributors to relative and absolute performance during the period included Vimpel-Communications, Turkcell, Brasil Telecom, and Mobile Telesystems. Shares of Vimpel-Communications, a Russian wireless carrier, were bolstered by strong sales growth and sharply higher profits in its core Russian market, driven by subscriber gains and average revenue per user (ARPU) increases and the company’s plans to acquire Golden Telecom, a Russian provider of internet, voice, and data services. Turkcell, the leading Turkish mobile phone operator, posted a substantial rise in profits driven by strong subscriber gains, increased minutes of use, and improvements in its Ukraine operations. Our outlook remains positive for Turkcell due to its strong wireless growth opportunities, attractive relative valuation, and dividend yield. Brasil Telecom benefited from strong demand for cellular and data transmission services. In addition, shares have risen in anticipation of a merger with Telemar Norte Leste, which is expected to generate significant operating synergies. Mobile Telesystems, Russia’s largest mobile phone operator, posted strong third quarter profits driven by strong new subscriber gains and higher average revenue per user. Like Vimpel-Communications, Mobile TeleSystems benefited from increased penetration and minutes of use in Russia and the Confederation of Independent States (“CIS”).
What is the outlook?
The Fund’s investment process focuses on companies with solid business fundamentals but which consensus opinion has misperceived as being weak. Because of the uncertainty and volatility surrounding the Telecommunications sector, we believe that many such investing opportunities exist.
Using the approach described above, the Fund allocates its assets to selected areas or industries. Once these allocations are made, we envision low stock turnover as we monitor how well these allocations perform. The key positions that the Fund is now taking include wireless stocks outperforming wireline stocks and emerging market telecom stocks outperforming developed market telecom stocks.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Communications Equipment Manufacturing	6.1%

Electrical Equipment Manufacturing — Component Other	3.2

Internet Providers & Web Search Portal	1.6

Other Telecommunications	37.6

Telecommunication Resellers	0.1

Wired Telecommunications Carriers	3.5

Wireless Communications Services	13.6

Wireless Telecommunications Carriers	32.2

Short-Term Investments	6.0

Other Assets and Liabilities	(3.9)

Total	100.0%

Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Brazil	6.6%

Canada	3.1

Egypt	3.8

France	8.7

India	3.1

Indonesia	2.1

Israel	3.7

Japan	1.5

Luxembourg	6.1

Mexico	2.3

Morocco	0.0

Norway	6.3

Russia	13.8

South Africa	4.8

Spain	7.3

Taiwan	2.1

Turkey	4.6

United Kingdom	1.4

United States	16.6

Short-Term Investments	6.0

Other Assets and Liabilities	(3.9)

Total	100.0%

16

Hartford Global Financial Services HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview1 12/27/00 - 12/31/07
Growth of $10,000 investment
MSCI Finance ex Real Estate Index is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks long-term capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

Global Financial Services IA	-7.79%	12.48%	4.66%

Global Financial Services IB	-8.02%	12.20%	4.41%

MSCI Finance ex Real Estate Index	-7.98%	15.64%	5.37	%*

S&P 500 Index	5.49%	12.83%	3.30	%*

* Return is from 12/31/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Manager
Mark T. Lynch, CFA
Senior Vice President, Partner,
Global Industry Analyst

How did the Fund perform?
The Class IA shares of Hartford Global Financial Services HLS Fund returned -7.79% for the twelve-month period ended December 31, 2007, outperforming the Fund’s benchmark, the MSCI Finance ex Real Estate Index, which returned -7.98% for the same period. The Fund also outperformed the -12.62% return of the average fund in the Lipper Financial Services VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After a strong start, U.S. equity markets struggled in the latter part of the year as a result of problems in the subprime mortgage market and the subsequent reduction in liquidity throughout the financial system. Financial stocks were at the center of the turmoil as many financial institutions were left exposed to defaults, downgrades, and illiquidity.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance was helped by strong security selection in Commercial Banks, Capital Markets and Insurance, more than offsetting weaker stock selection in Consumer Finance, Thrifts & Mortgage Finance and Diversified Financial Services.
Top contributors to relative and absolute (i.e. total return) performance were Julius Baer, Invesco, and Sterling Financial. Julius Baer, Switzerland’s largest independent money manager, rose on news of strong inflows and effective cost management, pushing margins higher. The company is reorganizing its asset management business and solid performance and execution should help perpetuate growth. Shares of Invesco, a global asset management company, gained after reporting improving investment performance and stable funds flows. The company has the potential for operating margin improvements as it focuses on cost efficiencies under a new centralized structure. During

17

the period we established a position in Sterling Financial, a Pennsylvania-based bank, following the discovery of fraud in its lumber finance unit, which caused them to eliminate the dividend and look for potential buyers. We were convinced that the remaining units were problem-free and that other banks would be interested in Sterling’s strong branch system in central Pennsylvania. PNC Financial appeared as a buyer and paid an attractive price.
Top detractors from relative and absolute performance included E*Trade, Capital One, and Discover. E*Trade is a retail and institutional trading and financial services company. Following the events in the subprime mortgage market, it became clear that the company had poor quality mortgages and securities on their books, which offset most of the value in the brokerage unit and caused the firm’s stock price to fall. We eliminated the position. Shares of Capital One, a diversified financial company providing credit card and banking services, declined with investor concerns about the firm’s exposure to consumer credit and mortgage markets. We maintain a position in the stock given its attractive valuation and our confidence in management to take steps to generate higher returns and create shareholder value. Discover is a credit card issuer and electronic payment services company. After its spin-off from Morgan Stanley, Discover debuted with an initial public offering (“IPO”) in July. However, concerns that a weakening economy would adversely affect credit costs put downward pressure on the stock.
What is the outlook?
The Financial sector has been under strain during 2007 as markets determine the most efficient way to work out the complications from the subprime mortgage problems. Further, the ultimate impact of actions taken by central banks around the globe to ameliorate credit market woes remains unknown, as well as the ultimate state of the U.S. economy and consumer. We continue to be selective in our stock picking in this environment.
The Fund looks for stocks with low P/Es (i.e. Price/Earnings ratio) and will opportunistically invest in special situations. At the end of the period, the Fund was overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Capital Markets and Consumer Finance industries and underweight (i.e. the Fund’s sector position was less than the benchmark position) Commercial Banks and Insurance.
Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Australia	1.9%

Brazil	1.9

Canada	9.7

France	3.0

Germany	2.6

Italy	7.8

Liechtenstein	2.4

Netherlands	7.9

Norway	1.3

South Africa	1.6

Switzerland	13.5

United Kingdom	8.4

United States	35.3

Short-Term Investments	3.9

Other Assets and Liabilities	(1.2)

Total	100.0%

Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Commercial Banking	12.0%

Consumer Lending	1.6

Depository Credit Banking	23.0

Insurance Carriers	18.3

International Trade Financing (Foreign Banks)	18.1

Nondepository Credit Banking	4.7

Other Financial Investment Activities	7.4

Real Estate Credit (Mortgage Banking)	1.5

Securities, Commodities and Brokerage	10.7

Short-Term Investments	3.9

Other Assets and Liabilities	(1.2)

Total	100.0%

18

Hartford Global Growth HLS Fund inception 9/30/1998
(formerly Hartford Global Leaders HLS Fund)
(subadvised by Wellington Management Company, LLP)
Performance Overview1 9/30/98 - 12/31/07
Growth of $10,000 investment
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks growth of capital.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

Global Growth IA	25.05%	18.80%	12.31%

Global Growth IB	24.74%	18.50%	12.06%

MSCI World Growth Index	15.12%	15.83%	5.67%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Managers

Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of Hartford Global Growth HLS Fund returned 25.05% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the MSCI World Growth Index, which returned 15.12% for the same period. The Fund also outperformed the 12.32% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the fund.
Why did the Fund perform this way?
Global equity markets posted strong returns during the period despite the volatility that emerged in the latter part of the year due to concerns associated with the U.S. subprime mortgage market and slowing U.S. growth. Growth stocks outperformed value stocks as measured by the Russell 1000 Growth Index, which returned +11.81% versus the Russell 1000 Value Index return of -0.17% during the period. Non-U.S. markets (+11.63%) generally outperformed the U.S. (+5.49%) as measured by the MSCI EAFE Index and S&P 500 Index, respectively. Nine out of ten sectors in the MSCI World Growth Index rose. Materials (+41%), Energy (+38%), and Utilities (+27%) led returns, while Consumer Discretionary (-2%), Financials (+2%), and Health Care (+4%) trailed the broader market.
Security selection was positive in eight of the ten broad economic sectors and was the main driver of the Fund’s outperformance during the period. Stock selection was particularly strong in the Information Technology, Financials, and Industrials sectors, slightly offset by weaker selection in Consumer Discretionary and Telecommunication Services. Sector allocation decisions, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, had a modest negative impact on relative (i.e. performance of the Fund as measured against the benchmark) returns. Detracting from returns was our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to the Materials sector and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Financials sector. This was partially offset by our underweight position in Consumer Discretionary stocks and an overweight in Energy stocks.
The leading contributors to both relative and absolute (i.e. total return) performance during the year were Nintendo (Information Technology), Research in Motion (Information Technology), and Monsanto (Materials). Japanese video game developer Nintendo continues to experience positive sales trends for its Wii gaming console. The addressable market is larger than expected due to the product’s ease of

19

use. Shares of consumer electronic device company Research in Motion moved higher with expectations of market share gains. Shares of Monsanto, a global provider of agricultural products, rose as the company is benefiting from a strong agricultural cycle. The company has a robust pipeline and strong outlook. We continued to hold positions in all three stocks at the end of the period.
Relative and absolute performance was hurt by our holdings in Comcast (Consumer Discretionary), Rakuten (Consumer Discretionary), and Orix (Financials). Shares of Comcast, a provider of cable, Internet, and phone services, fell after the company reported weak earnings due to increased competition from phone companies and satellite television providers. We eliminated the security. Japanese online retailer and brokerage firm Rakuten reported results that were below expectations, due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We eliminated our position. Shares of the Japanese financial services company Orix fell due to disappointing earnings and its modest exposure to the U.S. subprime mortgage market. We eliminated our holding in the security.
What is the outlook?
As a result of bottom-up fundamental research, the Fund’s largest overweight positions at the end of the period relative to its benchmark were Information Technology, Financials, and Telecommunication Services. Within the Technology sector we favor software & services companies Google and Nintendo, which are among our top holdings. The Fund’s largest underweight positions were the Consumer Discretionary and Staples sectors along with Health Care. Within Consumer Discretionary, we continue to underweight companies with large exposure to U.S. consumers as we believe that discretionary spending may slow further in the U.S.
During the twelve-month period ended December 31, 2007, James H. Averill, a portfolio manager of the Fund, retired from Wellington Management Company and withdrew from active involvement in the Fund effective June 1, 2007.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	6.5%

Capital Goods	4.6

Consumer Cyclical	7.4

Consumer Staples	4.4

Energy	7.4

Finance	14.1

Health Care	7.0

Services	3.4

Technology	35.1

Transportation	2.4

Utilities	6.2

Short-Term Investments	13.5

Other Assets and Liabilities	(12.0)

Total	100.0%

Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Austria	0.5%

Bermuda	1.3

Brazil	1.5

Canada	4.4

China	4.5

Denmark	1.1

Finland	1.7

France	3.5

Germany	5.7

Greece	1.1

Hong Kong	1.7

Ireland	2.0

Japan	4.4

Luxembourg	1.8

Mexico	1.1

Netherlands	1.0

South Korea	0.8

Spain	3.6

Switzerland	5.8

Taiwan	1.1

United Kingdom	7.3

United States	42.6

Short-Term Investments	13.5

Other Assets and Liabilities	(12.0)

Total	100.0%

20

Hartford Global Health HLS Fund inception 5/1/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview1 5/01/00 - 12/31/07
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P GSSI Healthcare Index is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks long-term capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

Global Health IA	6.12%	14.64%	12.60%

Global Health IB	5.86%	14.35%	12.34%

S&P 500 Index	5.49%	12.83%	1.84	%*

S&P GSSI Healthcare Index	8.24%	10.87%	5.50	%*

* Return is from 4/30/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Joseph H. Schwartz, CFA	Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Vice President,	Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?
The Class IA shares of Hartford Global Health HLS Fund returned 6.12% for the twelve-month period ended December 31, 2007, underperforming the Fund’s benchmark, the S&P GSSI Healthcare Index, formerly the Goldman Sachs Health Care Index, which returned 8.24% for the same period. The Fund also underperformed the 10.89% return of the average fund in the Lipper Health and Biotechnology VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Health Care sector performed well during the period, outperforming the broader market, as represented by the S&P 500 Index which returned 5.49%. The Fund’s underperformance reflected a combination of weak stock selection in Pharmaceuticals and Health Care Equipment & Supplies, as well as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the lagging Biotechnology sector. This was partially offset by strong stock selection within Biotechnology.
Eisai, UCB and Progenics Pharmaceutical were among the top relative (i.e. performance of the Fund as measured against the benchmark) detractors. Shares of Eisai, a Japanese pharmaceutical company, fell after the company reported that its Parkinson’s disease drug showed no difference from a placebo in one of its Phase 3 trials. Despite this delay, Eisai still has a number of late stage assets, including a treatment for thrombosis (blood clots) and we continue to hold the position. UCB was hurt by the European Union approval delay in Crohn’s indication for its drug, Cimzia. The news was not received well during this turbulent period in the markets, but we continue to believe in the positive long-term success of Cimzia and that the current market capitalization

21

significantly undervalues the company’s long-term pipeline assets. Progenics Pharmaceuticals, a biopharmaceutical company, has been weak on concerns that the company’s drug to treat opioid-induced constipation (OIC) in patients receiving palliative care may face regulatory hurdles. We continue to hold the position as we believe the outlook is good for Methylnaltrexone to be approved by the FDA. In addition, the Fund’s relative performance suffered as a result of our underweight (i.e. the Fund’s sector position was less than the benchmark position) in pharmaceutical company Merck, whose shares performed well during the year.
MGI PHARMA was a top contributor to relative and absolute (i.e. total return) performance. MGI shares benefited from FDA approval to expand dosing recommendations for anti-nausea drug Aloxi and better-than-expected results driven by strong sales of blood disorder treatment Dacogen. The stock received a further boost from news of MGI’s acquisition by Eisai. We trimmed our holdings but maintain an overweight position as we believe that Aloxi will drive solid earnings growth. Other top absolute contributors included Abbott Labratories, a pharmaceutical and medical device manufacturer, and Gilead Sciences, a biopharmaceutical company. Abbott reported strong third quarter results led by arthritis drug Humira and Xience, a new stent product. Gilead’s new HIV drug, Atripla, was approved in Europe and new data for Viread, an approved HIV drug, confirms that it is also active in Hepatitis B. The Fund also benefited on a relative basis by holding a below benchmark position in Amgen and by not holding Pfizer, as both companies’ shares retreated during the year.
What is the outlook?
With the stock market continuing to work out the sub-prime complications from 2007, we expect Health Care stocks to perform better than the overall market. We will remain diversified and focused on the long-term while shifting selectively to those areas that offer the most value. Despite weak recent stock performance, Japanese companies remain very attractive due to their strong cash balances and attractive new product pipelines. At the end of the period the Fund was overweight Biotechnology and Pharmaceuticals and underweight Health Care Providers & Services.
Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Belgium	2.5%

Brazil	1.0

China	0.1

Denmark	0.6

France	3.9

Germany	2.0

Ireland	2.3

Israel	1.6

Italy	0.7

Japan	10.7

Spain	0.6

United Kingdom	2.1

United States	71.5

Short-Term Investments	7.1

Other Assets and Liabilities	(6.7)

Total	100.0%

Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Data Processing Services	0.4%

Drugs & Druggists Sundries Wholesalers	1.6

Electromedical Manufacturing	7.9

General Medical and Surgical Hospitals	1.7

Health and Personal Care Stores	1.0

Individual and Family Services	0.3

Insurance Carriers	8.5

Medical and Diagnostic Laboratories	0.7

Medical Equipment & Supplies Manufacturing	6.8

Other Ambulatory Health Care Services	0.2

Other Textile Product Mills	0.2

Pharmaceutical & Medicine Manufacturing	57.7

Professional Services - Computer System Design and Related	1.1

Scientific Research & Development Services	11.5

Short-Term Investments	7.1

Other Assets and Liabilities	(6.7)

Total	100.0%

22

Hartford Global Technology HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview1 5/01/00 - 12/31/07
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P GSTI Technology Index is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks long-term capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

Global Technology IA	13.86%	17.98%	-4.93%

Global Technology IB	13.58%	17.69%	-5.14%

S&P 500 Index	5.49%	12.83%	1.84	%*

S&P GSTI Technology Index	16.95%	15.59%	-8.23	%*

* Return is from 4/30/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Scott E. Simpson	John F. Averill, CFA	Eric C. Stromquist	Bruce L. Glazer	Anita M. Killian, CFA
Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?
The Class IA shares of Hartford Global Technology HLS Fund returned 13.86% for the twelve-month period ended December 31, 2007, underperforming the Fund’s benchmark, the S&P GSTI Technology Index, formerly the Goldman Sachs Technology Composite Index, which returned 16.95% for the same period. The Fund also underperformed the 18.10% return of the average fund in the Lipper Science and Technology VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Technology stocks performed well during the period, outperforming the broader markets, as measured by the S&P 500 Index and the MSCI World Index, which returned 5% and 10% respectively. Within the benchmark, performance was driven by Internet related companies, Computer & Peripherals, and Software, while IT Services, Communications Equipment, and Semiconductors lagged.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance during the period was driven by holdings of several Semiconductor and Commercial Services & Suppliers stocks. This was partially offset by strong returns from holdings in several Communications Equipment and Internet related stocks.
Soitec, Lam Research, Trident Microsystems, and Network Appliance were among the top relative and absolute (i.e. total return) detractors from performance during the period. Soitec, a French licensor of technology used to manufacture specialist wafers used in microprocessor and high frequency applications, declined primarily on concerns that AMD’s new processor line (which uses Soitec’s wafers) could be delayed. Coincident sluggish sales of the PlayStation 3 game console (which also uses Soitec’s wafers) compounded the issue. Shares

23

of Lam Research, a semiconductor wafer fabrication equipment company, retreated with investor concerns that an economic downturn would reduce spending on semiconductor equipment. Trident Microsystems designs, develops, and markets digital television System-On-Chip (SOC) solutions for Digital Television and AV Multimedia PCs. The company reported lower revenues because its chips used in flat screen televisions faced cheaper competition. We eliminated the position. Although Network Appliance, a provider of data management solutions, reported solid second quarter results, their guidance was tempered. The stock fell on weakness in North America and in the Financial Services sector. Storage remains one of the growth areas in technology and although enterprise spending may be softer in 2008, we continue to like the longer-term opportunities for Network Appliance. Two staffing companies held in the portfolio, Robert Half International and Manpower, also detracted from returns as a weakening economic outlook depressed their stock prices.
Top contributors to performance during the period included Nokia, Google, and Cisco Systems. Nokia, a manufacturer of mobile devices, was one of the best performing stocks in the Technology sector. Most of the negative factors that had made the stock cheap have now been repaired and we sold the stock into strength. Google, the internet search and solutions firm, reported higher-than-expected earnings driven by strength in its core search and advertising business. The company continues to expect solid growth from both core markets and new opportunities, and we added to our position. Cisco, a manufacturer of routers and other network solutions critical to the transmission of data, voice, and video, raised its guidance for long-term revenue growth during the fiscal year-end presentation in August. The improved outlook was motivated by solid order growth across product types, geographies, and customers. Cisco benefited from its strong balance sheet and non-U.S. revenue base during a period of concern about leveraged companies and domestic economic prospects. Other significant contributors to absolute performance included Apple and Research in Motion.
What is the outlook?
The U.S. economy appears to be the weakest link in the global economy due to a protracted housing downturn, tighter credit, and weaker consumption. While recessionary risks exist in the developed world, we still expect global growth to be solid overall. The increasing trade volumes among emerging market countries is helping to absorb the developed world’s slack.
U.S. consumption has slowed down and corporate IT spending in early 2008 remains uncertain. Assuming weakness stays contained to just U.S. enterprise (and mostly Financials), there will be a number of attractively valued Technology stocks for investors following the recent corrections. At this point in time, Technology companies with a geographically diversified earnings stream remain best positioned to outperform in this weaker economic backdrop.
At the end of the period, the Fund is overweight i.e. the Fund’s sector position was greater than the benchmark position) the IT Services and Internet Software & Services industries and underweight (i.e. the Fund’s sector position was less than the benchmark position) the Computers & Peripherals and Software industries.
Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Hong Kong	0.1%

Netherlands	2.2

South Korea	1.7

Switzerland	0.5

Taiwan	3.3

United Kingdom	0.7

United States	90.7

Short-Term Investments	12.5

Other Assets and Liabilities	(11.7)

Total	100.0%

Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Activities Related to Credit Banking	3.2%

Business Support Services	1.4

Communications Equipment	9.5

Computer and Peripheral	15.6

Electrical Equipment Manufacturing — Component Other	4.5

Employment Services	1.2

Industrial Machinery	1.1

Industrial Machinery and Equipment Rental and Leasing	2.6

Internet Providers & Web Search Portal	0.7

Internet Publishing and Broadcasting	1.2

Management, Scientific, and Technical Consulting Services	2.4

On Line Information Services	9.4

Other Investment Pools and Funds	1.3

Professional & Commercial Equipment	1.9

Professional Services — Computer System Design and Related	4.5

Securities, Commodities and Brokerage	0.0

Semiconductor, Electronic Component Manufacturing	14.5

Semiconductor, Electronic Components	2.9

Software Publishers	19.4

Wholesalers — Electrical and Electronic Merchandise	1.7

Wireless Communications Services	0.2

Short-Term Investments	12.5

Other Assets and Liabilities	(11.7)

Total	100.0%

24

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)
Performance Overview1 4/30/02 - 12/31/07
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks long-term capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

Growth IA	16.78%	13.82%	9.27%

Growth IB	16.49%	13.54%	9.00%

Russell 1000 Growth Index	11.81%	12.11%	6.47%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Andrew J. Shilling, CFA	John A. Boselli, CFA
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of Hartford Growth HLS Fund returned 16.78% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the Russell 1000 Growth Index, which returned 11.81% for the same period. The Fund also outperformed the 12.78% return of the average fund in the Large-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The market’s robust returns during the year reflected a change in leadership as investors began to favor growth over value. The Russell 1000 Growth Index’s 11.81% return was well ahead of the -0.17% return of the Russell 1000 Value Index. Large stocks, as measured by the Russell 1000 Index, outpaced smaller stocks, represented by the Russell 2000 Index, 5.77% to -1.57%. Seven of ten sectors in the Russell 1000 Growth Index rose, led by Materials (+38%), Energy (+36%), and Utilities (+27%). The laggards in this environment were the Consumer Discretionary (-10%), Telecommunication Services (-5%), and Financials (-1%) sectors.
The Fund’s outperformance was driven primarily by security selection. Sector allocation, a result of bottom up (i.e. stock by stock fundamental research) stock selection, was also additive to relative (i.e. performance of the Fund as measured against the benchmark) performance, largely due to overweight i.e. the Fund’s sector position was greater than the benchmark position) positions in the strong performing Materials and Information Technology sectors and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in the lagging Consumer Discretionary sector. Stock selection was particularly strong in the Materials and Industrials sectors.
Top contributors to relative returns included Potash (Materials), Agrium (Materials), Suntech Power (Industrials), and Fluor (Industrials). Potash, a Canadian agricultural products firm and Agrium, an agricultural seed, chemicals, and fertilizer company, benefited from higher grain prices, which provided support for strong fertilizer price trends. Chinese solar manufacturer Suntech Power saw its shares gain after higher-than-expected quarterly earnings led to upward earnings revisions. Engineering and construction company Fluor reported solid earnings, led by strength in oil and gas, power generation, and infrastructure projects. Fluor remains favorably positioned with a healthy project pipeline and a series of large contract wins. Top absolute (i.e. total return) contributors during the year included consumer electronics company Apple and internet search giant Google.

25

Network Appliance (Information Technology), Kohl’s (Consumer Discretionary), and NII Holdings (Telecommunication Services) were the top detractors from relative and absolute performance during the period. Network Appliance, a supplier of storage and data management solutions, is facing slowing growth and a potentially sluggish outlook for enterprise spending. We reduced our position. Specialty department store operator Kohl’s saw its shares decline with disappointing same-store-sales trends and investor concerns about overall consumer spending. We believe that new store growth and margin expansion opportunities could benefit the shares going forward and maintain a position in the stock. NII Holdings, a wireless communications company serving Latin American markets, saw its shares decline on stiff competition and weak subscriber growth. We eliminated our position.
What is the outlook?
Our investment approach is very much a bottom-up process: we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom-up stock selection, we were most overweight Materials and Information Technology at the end of the year. Materials positioning favored agricultural products firms and metals and mining companies. Greater-than-benchmark exposure to Information Technology was largely in Software and Services, where we see attractive valuations as the group should benefit from solid growth trends and new product cycles. Significant positions included Microsoft and Electronic Arts.
We remain broadly underweight consumer stocks amid concerns that earnings could be sluggish as consumers restrain their spending in the face of the housing market turmoil and a slowing economy. We are also underweight Health Care as we reduced our exposure to pharmaceutical firm Schering-Plough and eliminated our position in medical device company Medtronic.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	9.6%

Capital Goods	5.1

Consumer Cyclical	4.8

Consumer Staples	1.5

Energy	5.0

Finance	10.3

Health Care	11.4

Services	10.0

Technology	36.1

Transportation	1.6

Utilities	3.2

Short-Term Investments	9.3

Other Assets and Liabilities	(7.9)

Total	100.0%

26

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)
Hartford Growth Opportunities HLS Fund
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	10 Year

Growth Opportunities IA	29.65%	23.28%	11.80%

Growth Opportunities IB	29.33%	22.97%	11.53%

Russell 1000 Growth Index	11.81%	12.11%	3.83%

Russell 3000 Growth Index	11.40%	12.42%	3.83%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of Hartford Growth Opportunities HLS Fund returned 29.65% for the twelve-month period ended December 31, 2007, versus the returns of 11.40% for the Russell 3000 Growth Index and 11.81% for the Russell 1000 Growth Index. The Fund also outperformed the 12.70% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
As measured by the Russell 3000 Growth Index, U.S. growth stocks ended broadly higher for the fifth fiscal year in a row, despite significant volatility during the summer. Seven of ten sectors in the benchmark posted positive returns for the period, led by Materials (+37%), Energy (+34%), Utilities (+28%), and Information Technology (+18%). The laggards in this environment were Consumer Discretionary (-10%) and Telecommunications Services (-4%).
The Fund outperformed by maintaining its focus on stock selection, which was additive in nine of ten economic sectors. Selection was particularly strong in Materials, Consumer Discretionary, Health Care, and Information Technology. Utilities was the sole sector with negative selection. Sector weightings, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, also contributed to relative (i.e. performance of the Fund as measured against the benchmark) performance, primarily due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Materials and Energy sectors and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials, which trailed during the period.
Suntech Power (Industrials), Research In Motion (Information Technology), Sunpower (Industrials) and Potash (Materials), were

27

among the top contributors to relative and absolute (i.e. total return) performance during the period. Shares of China-based solar energy products and services company Suntech Power rose sharply after higher-than-expected quarterly earnings led to upward earnings revisions. We believe that above-consensus production and pricing could lead to strong earnings going forward. Shares of Canadian communications device company Research In Motion moved higher with expectations of market share gains because of strong demand for its Curve, 8800, 8700, and Pearl devices, which are driving sales and earnings faster than expected. We eliminated the position into strength. Solar electric power products and services company Sunpower saw its shares appreciate as investors gained confidence in the firm’s earnings potential given its high-efficiency technology and leading edge production advancements. We expect that management’s strategy to integrate with some of its suppliers could drive margins higher over time. Canadian agricultural products firm Potash reported record earnings, as increasing end-market demand resulted in tight global capacity utilization rates at potash producers. Given the strong appreciation in the shares, we eliminated our position. Other top contributors to relative and absolute returns included global engineering and construction services company Foster Wheeler and British mining company Rio Tinto.
Network Appliance (Information Technology), Kohl’s (Consumer Discretionary), and Jarden (Consumer Discretionary) were the top detractors from relative and absolute performance during the period. Network Appliance, a supplier of storage and data management solutions, is facing slowing growth and a potentially sluggish outlook for enterprise spending. We reduced our position. Specialty department store company Kohl’s saw its shares decline with disappointing same-store-sales trends and investor concerns about overall consumer spending. We believe that new store growth and margin expansion opportunities could benefit the shares going forward and maintain a position in the stock. Shares in small appliance and consumer goods company Jarden retreated with investor concerns about slowing consumer spending. We maintain a position based on the firm’s strong lineup of branded products and potential margin upside. Other detractors from relative and absolute results included retailer Dollar Tree Stores, communications company NII holdings, and consumer products company Liz Claiborne.
What is the outlook?
While global economic growth appears to be on track, there clearly has been a deceleration in the U.S. Overall, the inflation picture is mixed, as the recovery in oil prices and increases in grain prices suggests increased pressure on inflation and interest rates. The biggest negatives in the economy are housing, which was overbuilt and is in the process of correcting, and tightening credit conditions. We continue to monitor the U.S. economy for signs of stress and have positioned the portfolio for a continued slowdown.
Positioning within the Fund is determined by fundamental, stock-by-stock research. At the end of the period, the Fund was most overweight in the Materials and Energy sectors and most underweight Consumer Staples and Financials stocks.
During the twelve-month period ended December 31, 2007, the Russell 1000 Growth Index was added as an additional benchmark for the Fund, effective September 28, 2007.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	13.7%

Capital Goods	6.7

Consumer Cyclical	7.8

Consumer Staples	1.3

Energy	9.7

Finance	9.5

Health Care	9.7

Services	6.2

Technology	30.6

Utilities	3.3

Short-Term Investments	10.4

Other Assets and Liabilities	(8.9)

Total	100.0%

28

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)
Performance Overview1 9/30/02 - 12/31/07
Growth of $10,000 investment
Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities Exchange Commission.

You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks high current income. Growth of capital is a secondary objective.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

High Yield IA	2.79%	9.08%	5.35%

High Yield IB	2.53%	8.80%	5.11%

Lehman Brothers High Yield Corporate Index	1.87%	10.90%	6.00%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Mark Niland, CFA	Nasri Toutoungi	James Serhant, CFA
Managing Director	Managing Director	Senior Vice President, Senior Investment Analyst

How did the fund perform?
The Class IA shares of Hartford High Yield HLS Fund returned 2.79% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the Lehman Brothers High Yield Corporate Index, which returned 1.87%, and the Lipper High Current Yield VP-UF Funds category average, a group of funds with investment strategies similar to those of the Fund, which returned 2.56%.
Why did the Fund perform this way?
Issuer and security selection were the primary contributors to the Fund’s performance over the last year. Security selection was responsible for roughly two-thirds of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark, and sector allocation contributed the other third. The main detriment to relative returns was the Fund’s duration (i.e. sensitivity to changes in interest rates) positioning.
Within the Technology sector, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to CompuCom Systems Inc. drove a considerable amount of its outperformance, as the company was purchased by a private equity group which subsequently made an offer for the Fund’s bonds at a substantial premium. Timely profit taking on our Intelsat Ltd. position in the first half of the year also benefited the portfolio’s relative return, as the company later announced a leveraged recapitalization that caused its bond price to drop. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Automotive sector and security selection within this allocation also boosted relative returns.
On the negative side, the Fund’s underweight to the supermarket sector detracted from relative performance. Specifically, over a year ago we exited our holdings in Delhaize Group and Royal Ahold N.V. due to the fact that they were relatively low-yielding credits. Their credit ratings subsequently migrated upward to investment grade status, triggering price appreciation that the Fund was unable to participate in. A similar dynamic occurred within the gas pipeline sector, where the Fund’s relative underweight hindered performance. Additionally, we added exposure to Williams Companies, Inc. and El Paso Corporation on weakness, yet still remained underweighted to these two relatively low-yielding companies, which ultimately outperformed the broader market due to their defensive nature.

29

What is the outlook?
Spreads in below investment grade corporate bonds have widened considerably, despite the fact that the trailing twelve-month default rate remains well below 2%, the lowest level since December 1981. While the default rate is likely to tick upward, we don’t expect it to rise much above 4% over the next twelve months. The market is beginning to do a better job at discriminating between good and bad credits. However, in some industries a domino effect is taking hold, giving rise to oversold conditions for some securities. This provides opportunities to add to the Fund’s holdings, but investments will be very issuer specific. As always, our focus remains on strict credit underwriting and a careful balance between risk and return.
The fact that the problems in the residential mortgage market, as well as broad areas of the structured market (most notably the structured investment vehicle (“SIV”) market and the asset-backed security/collateralized debt obligation (“ABS/CDO”) market), have still not been resolved leads us to temper our risk tolerance. As long as the major financial institutions are writing down an increasing amount of these exposures, there are fewer sources of liquidity for those companies that need it. This raises the concern that liquidity issues could turn into meaningful solvency problems, sparking a larger-than-expected rise in defaults. Many companies still have fresh memories of the last downturn in the credit cycle, and therefore have done a much better job of managing their finances in order to ensure that they can survive a period of volatility in the credit markets. However, given the fact that underwriting standards were generally loosening from the beginning of 2003 until June of 2007, there are some credits that will be entering the “zone of insolvency” as credit and economic conditions tighten. As always, ensuring that we avoid the issuers that are on this track will be our main objective for the foreseeable future.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	8.4%

Capital Goods	2.4

Consumer Cyclical	12.0

Consumer Staples	0.8

Energy	3.9

Finance	14.8

Health Care	5.8

Services	16.7

Technology	15.4

Transportation	1.9

Utilities	9.0

Short-Term Investments	22.5

Other Assets and Liabilities	(13.6)

Total	100.0%

Distribution by Credit Quality
as of December 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	0.3%

BBB	0.4

BB	19.1

B	52.3

CCC	23.5

NR	4.4

Total	100.0%

30

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective - Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	10 Year

Index IA	5.20%	12.42%	5.48%

Index IB	4.94%	12.14%	5.24%

S&P 500 Index	5.49%	12.83%	5.91%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Managers
Deane Gyllenhaal
Vice President

How did the Fund perform?
The Class IA shares of Hartford Index HLS Fund returned 5.20% for the twelve-month period ended December 31, 2007, underperforming its benchmark, the S&P 500 Index, which returned 5.49%, and outperforming the Lipper S&P 500 Index Objective VP-UF Funds category average, a group of funds with investment strategies similar to those of the Fund, which returned 5.12%.
Why did the Fund perform this way?
It was a particularly volatile year for the equity markets, though eight of the ten sectors in the S&P 500 Index posted positive returns for the period. The Energy and Materials sectors led the way, with gains of 34.8% and 22.3% respectively, as oil and other commodity prices rose toward all-time highs. The worst-performing sectors were Financials, which fell by 18.6%, and Consumer Discretionary, down 13.3%. Both of these sectors were directly impacted by the U.S. subprime mortgage fallout in the second half of 2007, as banks reported mounting losses and retailers struggled.
Performance highlights for individual stocks in the Index begin with the top-performing National Oilwell Varco, which supplies products and services to the major oil companies. The stock was up over 140% for the year. Not far behind was internet retailer Amazon.com, up 134.8%. The ubiquitous Apple, Inc. had a strong showing as well, gaining 133.5%. The index laggards for the year included E*Trade Financial and Countrywide Financial, which suffered severely from their activities in the subprime mortgages markets (the former through investment holdings, the latter through lending). The stocks fell 84.2% and 78.4%, respectively.
The Fund also benefited from a one-time litigation payment received in August, which was additive to relative (i.e. performance of the Fund as measured against the benchmark) returns.

31

What is your outlook?
Looking into 2008, the environment for the equity markets could be challenging. Investors are closely watching the deteriorating housing market, energy prices, consumer demand, the softening job market, and the declining value of the U.S. dollar. These macroeconomic themes could have an impact on the economy, potentially slowing growth and causing increased speculation of a recession.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	3.4%

Capital Goods	4.9

Consumer Cyclical	8.0

Consumer Staples	6.4

Energy	12.1

Finance	18.8

Health Care	11.2

Services	5.7

Technology	23.7

Transportation	1.4

Utilities	3.5

Short-Term Investments	12.9

Other Assets and Liabilities	(12.0)

Total	100.0%

32

Hartford International Growth HLS Fund inception 4/30/2001
(formerly Hartford International Capital Appreciation HLS Fund)
(subadvised by Wellington Management Company, LLP)
Performance Overview1 4/30/01 - 12/31/07
Growth of $10,000 investment
MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective - Seeks capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

International Growth IA	23.91%	25.18%	12.46%

International Growth IB	23.60%	24.87%	12.19%

MSCI EAFE Growth Index	16.84%	20.25%	9.16%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.ve
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Andrew S. Offit, CPA	Matthew D. Hudson, CFA	Jean-Marc Berteaux
Senior Vice President, Partner	Vice President	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of Hartford International Growth HLS Fund returned 23.91% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the MSCI EAFE Growth Index, which returned 16.84% for the same period. The Fund also outperformed the 12.63 % return of the average fund in the Lipper International Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets posted strong returns during the period despite the volatility that emerged in the latter part of the year due to concerns associated with the U.S. subprime mortgage market and slowing U.S. economy.
Security selection was the main driver of the Fund’s outperformance during the period. Stock selection was particularly strong in Information Technology, Financials, and Industrials, but was slightly offset by weaker performance in Consumer stocks.
The leading contributors to relative (i.e. performance of the Fund as measured against the benchmark) performance during the period were
Research In Motion (Information Technology), Vestas Wind Systems (Industrials), and Vale, also known as Companhia Vale do Rio Doce (Materials). Shares of consumer electronic device company Research in Motion moved higher with expectations of market share gains. Shares of Vestas Wind Systems, a global leader in the wind power industry, moved higher after the company posted solid earnings as it continues to benefit from higher oil prices and increased demand for renewable energy. Shares in diversified Brazilian metals and mining company Vale moved higher as the spot price of iron ore continued to soar due to strong demand from China. Another top contributor to performance was Finland-based mobile communication device company Nokia, whose shares rose after the company reported better-than-expected earnings and margins.
Top detractors from the Fund’s relative and absolute (i.e. total return) performance included Arcandor (Consumer Discsretionary), Rakuten (Consumer Discretionary), and Vallourec (Industrials). Shares in Germany’s largest department store chain Arcandor fell amid poor domestic consumer sentiment, continued assets sales, and disappointing earnings. Japanese online retailer and brokerage firm Rakuten reported results that were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We eliminated our position. Shares of French steel tube manufacturer Vallourec struggled due to decelerating earnings growth and slimmer profit margins.

33

What is the outlook?
As a result of bottom-up (i.e. stock by stock fundamental research) fundamental research, the Fund’s largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions at the end of the period relative to its benchmark were Telecommunication Services, Information Technology, and Energy, while Materials and Health Care were the Fund’s largest underweight (i.e. the Fund’s sector position was less than the benchmark position) positions. The Fund’s overweight in the Telecommunication Services sector, where top holdings include wireless communications service provider Millicom, reflects our belief that increased wireless data usage will drive earnings growth.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	4.8%

Capital Goods	7.5

Consumer Cyclical	17.8

Consumer Staples	8.7

Energy	4.2

Finance	13.6

Health Care	6.3

Services	0.6

Technology	23.2

Transportation	1.7

Utilities	7.6

Short-Term Investments	10.6

Other Assets and Liabilities	(6.6)

Total	100.0%

Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Australia	1.6%

Belgium	0.5

Bermuda	0.7

Brazil	2.2

Canada	3.3

China	2.6

Denmark	3.3

Egypt	1.7

Finland	4.1

France	10.2

Germany	8.6

Greece	0.8

Hong Kong	1.7

Ireland	2.3

Japan	4.8

Luxembourg	2.9

Netherlands	6.1

Russia	1.9

South Korea	1.1

Spain	4.6

Switzerland	9.2

Turkey	0.9

United Kingdom	18.2

United States	2.7

Short-Term Investments	10.6

Other Assets and Liabilities	(6.6)

Total	100.0%

34

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks long-term growth of capital.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	10 Year

International Opportunities IA	27.43%	23.36%	9.60%

International Opportunities IB	27.11%	23.05%	9.35%

MSCI All Country World ex U.S. Index	17.12%	24.52%	10.09%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Manager
Nicolas M. Choumenkovitch
Vice President

How did the Fund perform?
The Class IA shares of Hartford International Opportunities HLS Fund returned 27.43% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the MSCI All Country World ex U.S. Index, which returned 17.12% for the same period. The Fund also outperformed the 12.63% return of the average fund in the Lipper International Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
International equity markets rose strongly during the period. Every sector in the MSCI All Country World ex U.S. Index rose, led by Materials (+40%), Telecommunication Services (+36%), and Energy (+32%). Health Care (+2%), Financials (+4%), and Consumer Discretionary (+6%) put up positive returns but trailed the broader market as the U.S. subprime market worries were felt globally in the latter half of the year. From a regional perspective Emerging Markets (+39%), Asia ex-Japan (+32%), and North American (+30%) stocks performed particularly well, while Japan (-4%) and the U.K. (+8%) lagged the broader market.
The Fund’s outperformance was due to strong stock selection, particularly in the Financials and Materials sectors. Aggregate level sector allocation also contributed slightly to performance as an underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to lagging Financials stocks helped benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns while a slight underweight to surging Materials detracted from relative results.
Top relative contributors to performance during the period included Hong Kong Exchanges (Financials), Research In Motion (Information Technology), and MMX Mineracao e Meta (Materials). Shares of Hong Kong Exchanges, the owner and operator of stock and futures exchanges in Hong Kong, rose substantially amid news of accelerating bourse consolidation worldwide and continuing positive fund flows. Consumer electronic device company Research In Motion moved higher on expectations of market share gains. Shares of small Brazilian mining company MMX Mineracao e Meta rose as Wall Street investors revised earnings growth expectations upward on a positive export

35

outlook, driven by the company’s low cost position and strong management team. On an absolute (i.e. total return) basis, Materials company Rio Tinto and Technology Company Nokia were also top contributors. Rio Tinto’s stock price benefited from solid iron ore fundamentals as strong Chinese demand sustains tight capacity. Nokia’s shares rose following the introduction of several successful new handset models and an aggressive cost control program that has helped the company’s bottom-line. In Energy, the Fund benefited from its holding in China Shenhua, an integrated, coal-based, Chinese energy company. The company has been a beneficiary of rising coal prices in China. We continued to hold Research in Motion, MMX Mineracao e Meta, Rio Tinto and Nokia at the end of the period.
Stocks that had the greatest negative impact on relative returns during the period included Ericsson (Information Technology), Soitec (Information Technology), and Nortel Networks (Information Technology). Shares of mobile phone maker Ericsson fell as execution challenges resulted in lower-than-expected third quarter results. Soitec’s stock price fell on worries about the near-term outlook at major customer AMD as well as slower-than-expected end market demand for micro processors. We sold the shares due to concerns that business trends were softer than expected. Shares of Canadian phone equipment manufacturer Nortel tumbled during the year on news of a delay in filing its annual report, lower-than-expected annual guidance, and former company officers being charged by the Securities and Exchange Commission (“SEC”). We had lower confidence in the turnaround at Nortel and have eliminated the stock from the Fund. We held Ericsson at the end of the period.
What is the outlook?
At a sector level, recent price weakness within Financials is creating attractive opportunities and we are beginning to selectively add exposure. To date, we have avoided companies with high credit exposure, and have preferred asset managers and exchanges. Now that many Financials stocks declined by more than 80%, we are reassessing the risk/reward profiles of a broader set of opportunities. In particular, we are looking for leading companies with strong management teams who can execute on market share gains, especially those possessing strong balance sheets and compelling valuations. We took profits within Materials as several holdings reached our price targets. At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Consumer Staples and Industrials and most underweight Financials and Consumer Discretionary.
During the year, we took advantage of compelling entry points to establish positions across sectors and regions. We trimmed positions in select Emerging Markets Financials that have performed well, including Turkish banks (Akbank) and Brazilian holdings (Banco Bradesco), which have reached our price targets. Though we are finding a number of attractive opportunities in Emerging Markets, we are also looking out for inflationary pressures, as savings rates increase and input costs continue to escalate.
Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Australia	0.1%

Austria	1.2

Belgium	0.3

Brazil	5.4

Canada	3.8

China	3.9

Egypt	1.4

Finland	2.7

France	8.2

Germany	11.2

Hong Kong	3.1

India	2.0

Ireland	1.9

Italy	3.5

Japan	10.2

Luxembourg	0.9

Mexico	0.8

Netherlands	5.9

Norway	2.8

Papua New Guinea	0.5

Russia	4.1

South Africa	1.5

Spain	2.2

Sweden	1.3

Switzerland	5.8

Turkey	0.4

United Kingdom	10.8

United States	3.2

Short-Term Investments	14.3

Other Assets and Liabilities	(13.4)

Total	100.0%

Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	12.3%

Capital Goods	1.8

Consumer Cyclical	8.8

Consumer Staples	10.1

Energy	8.0

Finance	21.3

Health Care	6.8

Services	2.1

Technology	19.7

Transportation	3.5

Utilities	4.7

Short-Term Investments	14.3

Other Assets and Liabilities	(13.4)

Total	100.0%

36

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview1 4/30/01 - 12/31/07
Growth of $10,000 investment
S&P/Citigroup Extended Market Euro-Pacific Index is a global index comprised of the smallest 20% of each country’s market capitalization in the Broad Market Global Index.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

International Small Company IA	9.01%	24.63%	15.94%

International Small Company IB	8.73%	24.32%	15.66%

S&P/Citigroup Extended Market Euro-Pacific Index	6.03%	28.01%	17.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Managers

Simon H. Thomas	Daniel Maguire, CFA
Vice President	Assistant Vice President

How did the Fund perform?
The Class IA shares of Hartford International Small Company HLS Fund returned 9.01% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the S&P/Citigroup Extended Market Euro-Pacific Index, which returned 6.03% for the same period. The Fund underperformed the 12.63% return of the average fund in the Lipper International Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
International small cap equity markets advanced modestly during the period. Seven of ten sectors rose, with strength in Energy (29%), Utilities (22%), and Telecommunication Services (19%) offsetting weakness in Consumer Discretionary (-4%), Information Technology (-2%), and Financials (-2%). From a regional perspective Emerging Markets (+51%) led, followed by Asia ex-Japan (+29%), and North America (+17%). Japan (-9%) and the U.K. (-6%) lagged.
The Fund outperformed its benchmark during the period due to both stock selection and allocation among sectors, which is largely a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. In particular, the Fund benefited from an overweight i.e. the Fund’s sector position was greater than the benchmark position) position in rapidly appreciating Energy and Industrials stocks and an underweight (i.e. the Fund’s sector position was less than the benchmark position) among lagging Consumer Discretionary stocks.
At the stock level, selection was particularly strong in Industrials, Consumer Discretionary, and Health Care. Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) returns were Mirae Asset Securities, Lupatech, and GS Engineering and Construction. Korean broker Mirae Asset Securities is benefiting from higher trading volumes in the Korean market this year and the ongoing structural trend of an emerging domestic pension market. This burgeoning pension market has made brokers attractive merger and acquisition targets for banks looking to enter into the broking sector, further helping to drive share price performance. Lupatech, a Latin American oil services company, benefited from growing capital expenditures at Brazilian oil giant Petrobras. In addition, the company is diversifying its revenue stream by buying small oil services outfits. Shares of GS Engineering and Construction, a Korean company involved in civil, architectural and environmental engineering, gained on news of new overseas

37

engineering contract wins in Egypt and Thailand and optimism that orders will continue from the Middle East. We exited our positions in Mirae and GS Engineering and Construction during the period but continue to hold Lupatech. Other top contributors to relative and absolute returns included Australian coal mining company Resource Pacific Holdings and Japanese steel company Japan Steel Works.
Top relative and absolute detractors from performance included Soitec, Colonia Real Estate and Pirelli. Soitec, a French licensor of technology used to manufacture specialist wafers used in microprocessor and high frequency applications, declined primarily on concerns that AMD’s new processor line (which uses Soitec’s wafers) could be delayed. Coincident sluggish sales of PlayStation 3 game consoles (which also uses Soitec’s wafers) compounded the issue. Colonia, a German real estate manager with expertise in commercial property management, saw its shares fall on softness in the German property market. Pirelli Real Estate, an Italian real estate management company, saw its shares decline with market concerns about global real estate markets. We eliminated Soitec and Colonia but continue to hold Pirelli. Other detractors included U.K. restaurant operator Clapham House and Italian eyewear company Safilo.
What is the outlook?
Stocks in the Fund are selected one at a time based on their individual merits. Our largest sector overweight is in Health Care, where we have a focus on both the high margin and recurring revenue models of the equipment and service companies and also the steady, defensive nature of some of the pharmaceutical companies. Within the pharmaceutical industry our focus is on companies like Shionogi (Japan) and Almirall (Spain) where we feel the medium to longer term earnings potential of specific compounds are underappreciated by the market.
Industrials exposure represents our second-largest overweight and our largest absolute weight in the Fund. We have diverse exposure across the sector, with a focus on compelling stock stories that we believe are well positioned to benefit from long-term secular themes, such as the continued strength of Japanese car makers and associated components providers (Nachi Fujikoshi). Among airlines, we hold AirAsia based on a bullish secular outlook for growth in the region, as well as EasyJet, a well managed low-cost provider in Europe. We also hold COSCO Pacific, based on its strong strategic position as an owner of Chinese ports. As well, we own Goodpack, which is benefiting from a conversion among shipping companies from wood pallets to reusable, and therefore more environmentally friendly, metal pallets. We are also overweight in the Energy sector, with particular emphasis on oil services providers, where the pricing environment continues to be very strong, and on the Australian coal sector, where favorable long term trends remain unchanged.
We remain underweight Financials, as we decreased exposure to banks during the period. We are underweight the consumer broadly, including an underweight position to retailers in the U.K. and Europe, where we believe the consumer will likely face a headwind from slowing economic growth. Among retailers, we tend to favor companies with a strong strategic position within local markets (Mariella Burani) or unique global franchises with strong returns on capital (Dufry).
On a regional basis, our greatest underweight position at the end of the period was in Europe, mostly due to less-than-benchmark exposures to the U.K., Germany, Switzerland, and Spain, as valuations are no longer compelling relative to the risk/reward profile of many companies in these regions. This was offset by overweight positions in Japan and select Emerging Markets.
Diversification by Country
as of December 31, 2007

Percentage of
Country	Net Assets

Australia	7.8%

Belgium	0.8

Bermuda	0.6

Brazil	2.8

Canada	1.2

Chile	0.3

China	1.6

Denmark	0.7

Finland	0.9

France	7.1

Germany	6.3

Hong Kong	6.0

India	0.4

Italy	5.5

Japan	22.9

Liechtenstein	1.2

Malaysia	0.5

Netherlands	3.1

Norway	2.1

Portugal	0.7

Singapore	1.2

South Korea	2.6

Spain	2.0

Sweden	3.1

Switzerland	3.5

United Kingdom	14.3

Short-Term Investments	22.4

Other Assets and Liabilities	(21.6)

Total	100.0%

Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	19.7%

Capital Goods	6.6

Consumer Cyclical	10.6

Consumer Staples	1.8

Energy	6.5

Finance	13.0

Health Care	14.3

Services	6.8

Technology	9.8

Transportation	7.1

Utilities	3.0

Short-Term Investments	22.4

Other Assets and Liabilities	(21.6)

Total	100.0%

38

Hartford LargeCap Growth HLS Fund inception 5/1/1998
(formerly Hartford Blue Chip Stock HLS Fund)
(subadvised by Hartford Investment Management Company)
Performance Overview 12/31/97 - 12/31/07
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective - Seeks long-term growth of capital.
Average Annual Returns1 (as of 12/31/07)

	1 Year	5 Year	10 Year

LargeCap Growth IA	5.52%	11.19%	5.11%

Russell 1000 Growth Index	11.81%	12.11%	3.83%

S&P 500 Index	5.49%	12.83%	5.91%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Manager
Hugh Whelan
Managing Director

How did the Fund perform?
The Class IA shares of Hartford LargeCap Growth HLS Fund returned 5.52% for the twelve-month period ended December 31, 2007, underperforming its benchmark, the Russell 1000 Growth Index, which returned 11.81%, and the Lipper Large Cap Growth VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 12.78%.
Why did the Fund perform this way?
Our team invests in companies that we believe have compelling stock characteristics versus the benchmark index. The team’s systematic approach weighs more than 70 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe.
The Fund’s underperformance for the one-year period relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark Russell 1000 Growth Index was driven by weak security selection in the Energy and Industrials sectors, as well as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to, and weak security selection in, the Consumer Discretionary sector. However, the Fund did benefit from security selection in the Materials sector and an overweight to Information Technology.
Among the largest contributors to returns were overweights in Apple and Monsanto. Besides strong financial results, Apple has enjoyed unprecedented popularity driven by the launch of the iPhone, the success of its iPod and iTunes, an increasing acceptance of Macintosh computers, and its new Leopard operating system. Monsanto’s performance has also been impressive. Recently announced partnerships, divestments, and regulatory approval of entry into Argentina and Brazil have benefited the company’s stock. In addition, ethanol demand has given Monsanto’s seeds and genomics business segment a boost with strong global corn seed sales. Another segment of

39

Monsanto, agricultural productivity, is enjoying better pricing for its Roundup agricultural herbicides.
Among the largest detractors from returns were overweights in RadioShack and Big Lots. RadioShack’s sales fell, despite a third-quarter profit (versus a loss one year earlier). The company’s poor performance was primarily driven by intense competition in the electronics sector and poor sales of Sprint wireless phones and accessories. Big Lots had a better than expected third-quarter profit, but the company’s same store sales have been declining. Additionally, the company lowered its fourth-quarter and 2007 profit guidance, noting that its low-income consumers are cutting back.
At the end of the period, the portfolio’s top holdings included Apple and Microsoft. Apple is a top holding because of its favorable investor sentiment exhibited by good relative strength in the stock price, strong management behavior as exhibited by efficient working capital management, and good business performance demonstrated by attractive margins and margin growth. Similarly, Microsoft is a top holding primarily due to a combination of good business performance represented by strong profit margins, positive investor sentiment exhibited by good relative strength in the stock price, and strong management behavior as exhibited by its conservative deployment of excess cash and efficient working capital management.
What is the outlook?
Looking ahead, the environment for stocks looks challenging as threats to future earnings growth seem to be mounting and the appetite for multiple expansion receding. For 2008, we see three key themes that could significantly impact performance relative to our benchmark: volatility, credit spreads and market breadth.
Volatility increased dramatically during 2007 and we expect this higher volatility level to continue in 2008. An increase in volatility is often coincident with a change in market leadership, which we saw in 2007 when large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks. If volatility remains high without another change in market leadership, as we expect, we should be able to take advantage of that volatility. If, however, volatility remains high because of yet another change in leadership, such as a reversion to small cap value, that would create a difficult environment for the Fund.
We also believe credit spreads will continue to widen, which should favor higher-quality stocks (those with stronger financial ratios) and therefore, help performance. However, there is the possibility of a low-quality rally in the event of rate cuts by the Federal Open Market Committee (the “Fed”).
Market breadth narrowed in 2007, with fewer stocks driving gains in market indices, and we expect this trend to continue. This should favor stocks with relative strength, as captured by our investor sentiment theme.
While we are always looking for ways to improve our strategy, we emerge from 2007 committed to our belief that for long-term success, the best approach is to remain fully invested and build the portfolio from the bottom-up (i.e. stock by stock fundamental research) based on company-specific fundamentals. We believe this approach will yield attractive risk-adjusted returns relative to the benchmark index over the long term.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	1.8%

Capital Goods	6.7

Consumer Cyclical	11.1

Consumer Staples	6.3

Energy	5.1

Finance	15.6

Health Care	14.1

Services	9.6

Technology	28.1

Utilities	1.5

Short-Term Investments	15.4

Other Assets and Liabilities	(15.3)

Total	100.0%

40

Hartford MidCap HLS Fund* inception 7/14/1997
(subadvised by Wellington Management Company)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
S&P MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective - Seeks long-term growth of capital.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	10 Year

MidCap IA	15.30%	19.25%	17.00%

MidCap IB	15.01%	18.96%	16.72%

S&P MidCap 400 Index	7.98%	16.20%	11.20%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
* The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.
Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of Hartford MidCap HLS Fund returned 15.30% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the S&P MidCap 400 Index, which returned 7.98% for the same period. The Fund also outperformed the 4.54% return of the average fund in the Lipper Mid-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets rose in the first half of the year as better-than-expected corporate earnings and mergers and acquisition activity offset concerns of both rising interest rates and a persisting U.S. housing slump. In the third quarter, credit concerns and the deteriorating housing environment weighed on equities, but markets rebounded somewhat as actions by the Federal Open Market Committee (the “Fed”) helped allay fears of a recession. However, markets succumbed to a loss in the fourth quarter amid continued evidence of mounting subprime-related profit write-downs and a slowing U.S. economy.
During the twelve-month period ended December 31, 2007, investor preferences reversed from last year, shifting to mid cap (+7.98%) and large cap shares (+5.49%) versus small cap stocks (-1.57%) when measured by the S&P MidCap 400 Index, S&P 500 Index, and Russell
2000 Index, respectively. Growth stocks (+11.43%) outperformed value stocks (-7.27%) during the period, as measured by the Russell Midcap Growth Index and Russell 2500 Value Index. Within the S&P MidCap 400 Index, Energy and Materials were the best-performing sectors, while Financials and Consumer Discretionary were the only sectors to post negative returns.
Strong security selection was the primary driver of the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance, although sector allocation also played a positive role. The Fund benefited from particularly strong stock selection within the Consumer Discretionary, Materials, and Health Care sectors, which more than offset weaker stock selection in the Information Technology and Industrials sectors. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to the lagging Financials sector and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the strong performing Industrials sector also contributed to relative returns. This was slightly offset by underweights to the Energy and Materials sectors.
Foster Wheeler, Potash, and GlobalSantaFe were among the top relative and absolute (i.e. total return) contributors to performance for 2007. Shares of global engineering and construction services company Foster Wheeler rose based on significant exposure to fast-growing international end markets and the robust power generation project

41

spending cycle. Favorable agricultural demand trends spurred sharp stock price appreciation in Canadian fertilizer and feed products company Potash. Shares of energy holding company GlobalSantaFe benefited from favorable supply/demand trends for rigs. Industrial parts manufacturer Precision Castparts was another top contributor for the year. At the end of the period, we continued to hold Foster Wheeler and Precision Castparts, but had eliminated our positions in Potash and GlobalSantaFe, which merged with fellow offshore driller Transocean.
Top detractors on a relative and absolute basis included information technology holdings Network Appliance and MoneyGram International and financial services company E*Trade Financial. Shares of enterprise storage company Network Appliance fell due to concerns that the firm may not meet investors’ lofty growth expectations. However, business trends remain strong, and we continue to hold the stock. Global payment services company MoneyGram International declined with lower earnings and concerns about the value of mortgage securities in the firm’s portfolio. We exited our position. We also eliminated our position in retail and institutional trading and financial services company E*Trade Financial. The company’s shares fell on credit concerns regarding its mortgage and related securities.
What is the outlook?
Our efforts are focused on picking stocks based on a bottom-up (i.e. stock by stock fundamental research) review of their fundamentals. Sector exposure is predominantly a fall-out of stock selection. During the period, we increased the overweight to the Information Technology sector by adding new positions in software & services companies VeriSign and McAfee. We added to Materials holdings with a new purchase in iron ore firm Cleveland-Cliffs. We reduced our overweight to Industrials, eliminating capital goods firm American Standard after it successfully initiated plans to divest divisions.
At year-end our largest overweights relative to the S&P MidCap 400 Index were to the Information Technology and Industrials sectors, while the largest underweights were to Financials and Utilities.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	11.0%

Capital Goods	2.2

Consumer Cyclical	16.6

Consumer Staples	1.6

Energy	7.5

Finance	9.9

Health Care	14.1

Services	12.7

Technology	18.1

Transportation	2.8

Utilities	2.9

Short-Term Investments	13.3

Other Assets and Liabilities	(12.7)

Total	100.0%

42

Hartford MidCap Growth HLS Fund inception 5/1/1998
(subadvised by Hartford Investment Management Company)
Performance Overview 5/01/98 - 12/31/07
Growth of $10,000 investment
Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are members of the Russell 1000 Growth Index.
S&P MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks long-term growth of capital.
Average Annual Returns1,2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

MidCap Growth IA	11.65%	14.15%	6.81%

Russell MidCap Growth Index	11.43%	17.90%	6.46%

S&P MidCap 400 Index	7.98%	16.20%	10.19%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
(2)	Part of the performance of the Fund is due to purchases of securities sold in Intitial Public Offerings (“IPOs”) that materially affected the performance of the Fund. The effect of IPOs on the Fund’s performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund’s investment in IPOs, if any, will continue to have a similar impact on the Fund’s performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Manager
Hugh Whelan
Managing Director

How did the Fund perform?
The Class IA shares of Hartford MidCap Growth HLS Fund returned 11.65% for the twelve-month period ended December 31, 2007, outperforming the Fund’s benchmark, the Russell MidCap Growth Index, which returned 11.43%, and underperforming the Lipper MidCap Growth VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 16.48%.
Why did the Fund perform this way?
Our team invests in companies that we believe have compelling stock characteristics relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark index. The team’s systematic approach weighs 30 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. We use this analysis to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. Overall, the Fund tends to invest in financially efficient companies with attractive valuations and higher margins.
The Fund’s outperformance for the one-year period versus the benchmark was primarily due to strong security selection in the Industrials and Consumer Discretionary sectors. An overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Energy sector also contributed to the Fund’s relative outperformance. However, adverse security selection in the Energy and Financials sectors detracted from performance.
Among the largest contributors to relative returns was First Solar, a solar module manufacturer whose stock price continued to climb all year, as surging oil prices made solar power more attractive. Likewise, MEMC, a manufacturer of silicon wafers used in solar panels,

43

consistently beat analyst estimates each quarter as demand for alternative energy remained particularly strong, buoyed by rising oil prices. GameStop also made a strong contribution, based on its continued domination of the expanding video game market.
The primary detractor from relative returns was a large overweight position in WellCare Health Plans. WellCare’s stock fell after the company’s headquarters were raided by federal and state officers for alleged Medicaid fraud. Rackable Systems was another stock that hindered performance. The company’s first-quarter earnings fell below analyst expectations as rising competition began to erode Rackable’s once-dominant market share.

As of year end, the Fund’s current top holdings include overweight positions in Humana, a healthcare benefits company, and Chemtura, a global producer of specialty chemicals. Humana is a top holding due to attractive valuations and strong management behavior, as evidenced by efficient use of working capital and management of receivables. Chemtura is a top holding because of its attractive valuation.
What is the outlook?
Looking ahead, the environment for stocks looks challenging as threats to future earnings growth seem to be mounting and the appetite for multiple expansion receding. For 2008 we see three key themes that could significantly impact performance relative to our benchmark: volatility, credit spreads and market breadth.
Volatility increased dramatically during 2007 and we expect this higher volatility level to continue in 2008. An increase in volatility is often coincident with a change in market leadership, which we saw in 2007 when large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks. If volatility remains high without another change in market leadership, as we expect, we should be able to take advantage of that volatility. If, however, volatility remains high because of yet another change in leadership, such as a reversion to small cap value, that would create a difficult environment for the Fund.
We also believe credit spreads will continue to widen, which should favor higher-quality stocks (those with stronger financial ratios) and therefore, help performance. However, there is the possibility of a low-quality rally in the event of rate cuts by the Federal Open Market Committee (the “Fed”).
Market breadth narrowed in 2007, with fewer stocks driving gains in market indices, and we expect this trend to continue. This should favor stocks with relative strength, as captured by our investor sentiment theme.
We remain committed to our belief that for long-term success, the best approach is to remain fully invested and build the portfolio from the bottom-up (i.e. stock by stock fundamental research) based on company-specific fundamentals. We believe this approach will yield attractive risk-adjusted returns relative to the benchmark index over the long term.
During the twelve-month period ended December 31, 2007 Hugh Whelan replaced Mark Waterhouse as portfolio manager for the Fund. This transition was effective on April 2, 2007.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	7.7%

Capital Goods	4.5

Consumer Cyclical	12.8

Consumer Staples	2.4

Energy	11.7

Finance	12.5

Other Instrument Pools and Funds	0.4

Health Care	6.8

Services	13.1

Technology	23.8

Transportation	1.2

Utilities	2.7

Short-Term Investments	29.4

Other Assets and Liabilities	(29.0)

Total	100.0%

44

Hartford MidCap Value HLS Fund* inception 4/30/2001
(subadvised by Wellington Management Company)
Performance Overview1 4/30/01 - 12/31/07
Growth of $10,000 investment
Russell 2500 Value Index measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks long-term capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	Since Inception

MidCap Value IA	2.13%	17.15%	10.19%

MidCap Value IB	1.87%	16.86%	9.93%

Russell 2500 Value Index	-7.27%	16.17%	11.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
* The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.
Portfolio Manager

James N. Mordy
Senior Vice President,
Partner

How did the Fund perform?
The Class IA shares of Hartford MidCap Value HLS Fund returned 2.13% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the Russell 2500 Value Index, which returned -7.27% for the same period. The Fund underperformed the 2.84% return of the average fund in the Lipper Mid Cap Value VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets advanced for most of the twelve-month period, but pulled back in the latter part of the year due to sub-prime and credit worries. Mid cap stocks outperformed both large and small cap stocks. The S&P MidCap 400 Index returned 7.98% compared to the S&P 500 large cap index return of 5.49% and the Russell 2000 small cap index return of -1.57%. Growth stocks (+11.8%) outperformed value stocks (-0.2%) during the period, as measured by the Russell 1000 Growth Index and Russell 1000 Value Index.
The Fund’s outperformance compared to the benchmark was primarily due to strong stock selection, particularly in Materials, Industrials and Information Technology. Additionally, sector allocation decisions, which are the result of bottom-up (i.e. stock by stock fundamental research) stock selection, also contributed to the Fund’s performance results. The Fund benefited from a significant underweight (i.e. the Fund’s sector position was less than the benchmark position) in the lagging Financials sector and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Industrials sector.
The top three contributors to relative (i.e. performance of the Fund as measured against the benchmark) performance were Owens-Illinois (Materials), Goodrich (Industrials) and Bunge (Consumer Staples). Packaging products-maker Owens-Illinois benefited from the sale of its plastics business to Rexam PLC and from improvements in its core glass business. Shares of Goodrich, a global supplier of components, systems and services to the commercial and general aviation airplane markets, increased due to strong sales in each of their major market segments, particularly the increase in delivery of Boeing and Airbus products for whom Goodrich is a key supplier. Brazilian fertilizer company Bunge benefited from solid agriculture fundamentals, including increased global demand for grains and alternative energy, and a strong recovery in the financial health of the Brazilian farmers. We held positions in these three stocks at the end of the period.

The three largest detractors from relative performance were E*Trade (Financials), R.H. Donnelley (Consumer Discretionary) and Circuit City (Consumer Discretionary). E*Trade’s stock price declined in response to a difficult credit market that led to write-downs in the company’s

45

mortgage-related securities portfolio. Yellow pages company R.H. Donnelley’s shares declined due to a combination of economic weakness and the company’s meaningful financial leverage. Circuit City’s stock was impacted by poor execution of management’s turnaround plan, which has become even more challenging in the difficult consumer environment. We eliminated our positions in E*Trade and Circuit City but held onto R.H. Donnelley during the period.
What is the outlook?
We believe the U.S. economy has definitely lost momentum. Economic data, on balance, is worsening, led by continued deterioration in the housing market. We expect a challenging and narrow market in the coming quarters. We will continue to invest in sectors opportunistically and on a stock-by-stock basis reflecting our bottom-up process.
At the end of the period, our most significant overweights were in Industrials and Information Technology, where we continue to identify new investment opportunities. Our most notable underweight sectors remained Financials and Utilities where it is still difficult to find compelling values.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	18.5%

Capital Goods	8.7

Consumer Cyclical	9.0

Consumer Staples	4.9

Energy	6.7

Finance	13.0

Health Care	8.5

Services	7.7

Technology	12.8

Transportation	3.8

Utilities	5.5

Short-Term Investments	14.7

Other Assets and Liabilities	(13.8)

Total	100.0%

46

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Lehman Brothers Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks maximum current income consistent with safety or principal and maintenance of liquidity by investing primarily in mortgage-related securities.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	10 Year

Mortgage Securities IA	3.39%	3.36%	5.07%

Mortgage Securities IB	3.13%	3.11%	4.81%

Lehman Brothers Mortgage-Backed Securities Index	6.89%	4.48%	5.90%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Managers

Christopher Hanlon, CFA Senior Vice President	Russell M. Regenauer Senior Vice President

How did the Fund perform?
The Class IA shares of Hartford Mortgage Securities HLS Fund returned 3.39% for the twelve-month period ended December 31, 2007, underperforming the Lehman Brothers Mortgage-Backed Securities Index, which returned 6.89%, and the Lipper U. S. Mortgage VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 4.66%.
Why did the Fund perform this way?
After nearly six years of robust economic growth, the U.S. economy began to show some signs of slowing in the last months of 2007, due in part to the weakening housing market, reduced consumer spending from the subprime borrower, the tightening of bank’s credit standards and the lagged effects of the Federal Open Market Committee (the “Fed”) tightening campaign that ended in 2006. Treasury rates declined throughout the year, particularly those of shorter-term securities, and all non-Treasury securities lagged Treasuries. For comparison, the benchmark Lehman Brothers Mortgage-Backed Securities Index return of 6.89% was 1.78% lower than a portfolio of similar-maturity Treasury securities.
The Fund benefited from the decline in Treasury rates and the steepening of the yield curve (i.e. short and long term interest rates moving farther apart), as it was well-positioned to capitalize on the increasing differential between two-year and ten-year Treasuries during the year. The Fund’s duration (i.e. sensitivity to changes in interest rates) positioning was a small contributor to relative (i.e. performance of the Fund as measured against the benchmark) performance as well.
The Fund’s underperformance relative to the benchmark was largely due to sector allocations away from mortgage-backed securities (“MBS”), particularly securities rated below AAA. Allocations to asset-backed securities (“ABS”) containing home equity loans, as well as commercial mortgage-backed securities (“CMBS”), underperformed as investors avoided riskier assets and yield spreads of structured securities widened due to growing concerns about subprime mortgage exposure. Yield spreads of U.S. government guaranteed Small Business Administration (“SBA”) loans also widened, causing the sector to underperform MBS. As a result, the Fund’s holdings in SBA loans also detracted from relative performance.

47

What is the outlook?
We believe the U.S. economy is poised to experience sluggish growth in 2008 due to the likelihood of continued housing deterioration, rising unemployment and slower consumer spending. We expect the Fed will continue to lower the target federal funds rate, causing the yield curve to steepen further. We also anticipate that the amount of mortgage credit available to the consumer will decrease, which is likely to impair many homeowners’ ability to refinance in 2008, even with lower Treasury rates.
We will continue to aggressively monitor the housing market, and plan to maintain our strategy of holding securities with less prepayment risk. We will also continue to add premium agency-guaranteed mortgages backed by loans to homeowners with lower credit scores and higher loan-to-value ratios, and maintain an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to agency hybrid adjustable-rate mortgages (“ARMs”). Although we expect volatility to remain relatively high, we believe investors in the mortgage market are currently being fairly compensated for that. While yield spreads have widened universally, we believe that fundamentally sound and well underwritten deals should ultimately benefit with the passage of time and the improvement in liquidity conditions. As such, we anticipate maintaining the Fund’s exposure to ABS and CMBS as well its AAA credit quality profile, which we believe will benefit in the coming months.
Distribution by Credit Quality
as of December 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	82.6%

AA	6.2

A	1.4

BBB	0.4

BB	0.1

NR	9.3

Total	100.0%

Distribution by Sector
as of December 31, 2007

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	34.2%

Corporate Bonds:

Investment Grades	0.2

U.S. Government Agencies	77.2

Short-Term Investments	6.0

Other Assets and Liabilities	(17.6)

Total	100.0%

48

Hartford Small Company HLS Fund inception 8/9/1996

(subadvised by:	Wellington Management Company, LLP Hartford Investment Management Company)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective — Seeks growth of capital.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	10 Year

Small Company IA	14.23%	22.56%	10.20%

Small Company IB	13.94%	22.26%	9.95%

Russell 2000 Growth Index	7.05%	16.49%	4.32%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Wellington Management Company, LLP			Hartford Investment Management Company
Steven C. Angeli, CFA	Stephen C. Mortimer	Mario E. Abularach, CFA	Hugh Whelan
Senior Vice President, Partner	Vice President	Vice President	Managing Director

How did the Fund perform?
The Class IA shares of Hartford Small Company HLS Fund returned 14.23% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the Russell 2000 Growth Index which returned 7.05% for the same period. The Fund also outperformed the 9.06% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After a strong start, U.S. equity markets struggled in the latter part of the year as a result of problems in the sub-prime mortgage market and the subsequent reduction in liquidity throughout the financial system. The best performing sectors within the Russell 2000 Growth Index during this period were Utilities (+33%), Materials (+29%), Energy (+14%), and Health Care (+13%), while Financials (-12%), Consumer Discretionary (-2%), and Telecommunication Services (-2%) lagged.
Favorable security selection within several sectors drove outperformance during the period. Consumer Discretionary, Materials and Energy were areas of particular strength relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark. Terra Industries (Materials), Denbury Resources (Energy), and Dade Behring (Health Care) were the top contributors to relative and absolute (i.e. total return) performance. Terra Industries, a nitrogen fertilizer products company, benefited from strong agricultural demand, and we trimmed our position as the shares neared our price target. Denbury Resources, an oil-focused exploration and production company, reported earnings ahead of expectations, aided by record production levels and higher oil prices. Dade Behring, a manufacturer and distributor of diagnostic products and services to clinical laboratories, was acquired by Siemens. We sold the shares at a significant gain. Other top contributors included engineering software firm Ansys and online travel company Priceline.com.
Stocks that detracted from performance during the period included Kenexa (Industrials), Soitec (Information Technology), and Live Nation (Consumer Discretionary). Kenexa, a human resources software company, suffered due to lower than expected earnings during the fourth quarter as customers put off buying software packages. We eliminated the position. Soitec, a French licensor of technology used to manufacture specialist wafers used in microprocessor and high frequency applications, declined primarily on concerns that AMD’s new processor line (which uses Soitec’s wafers) could be delayed.

49

Coincident sluggish sales of the PlayStation 3 game console (which also uses Soitec’s wafers) compounded the issue. Shares of Live Nation, a leading concert promoter and live entertainment venue manager, sold off after the company released disappointing quarterly earnings results. Inherent choppiness of the concert business together with acquisition and divestiture activity make it difficult to predict short term results. We remain holders of the stock. ViroPharma (Health Care) and CompuCredit (Financials) were also among the detractors from relative performance. ViroPharma fell after it stopped trials of an important pipeline drug. The fact that the company’s existing drugs face the prospect of greater competition from generics put further pressure on its stock price. CompuCredit was weighed down by the sub-prime mortgage market troubles, and dropped dramatically after it reported earnings that missed analyst estimates.
What is the outlook?
We believe that rising commodity prices, particularly energy and food, and fallout from turmoil in U.S. real estate markets will continue to play out in the year ahead. In addition, the ultimate impact of actions taken by central banks around the globe to ameliorate credit market woes remains unknown. Even so, a backdrop of potential uncertainty and volatility can create excellent longer term investment opportunities. Our intention is to stay keenly focused on identifying stocks of companies whose future growth is under-appreciated and under-priced. We ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Materials, Energy, and Consumer Discretionary sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Health Care, Industrials and Financial sectors.
During the twelve-month period ended December 31, 2007 Hugh Whelan replaced Mark Waterhouse as portfolio manager for the Hartford Investment Management Company sleeve of the Fund. This transition was effective on April 2, 2007.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	12.2%

Capital Goods	6.2

Consumer Cyclical	10.3

Consumer Staples	0.8

Energy	6.8

Finance	10.7

Health Care	13.3

Services	12.4

Technology	28.7

Transportation	0.6

Utilities	0.1

Short-Term Investments	21.0

Other Assets and Liabilities	(23.1)

Total	100.0%

50

Hartford SmallCap Growth HLS Fund inception 5/2/1994

(subadvised by: Wellington Management Company, LLP
Hartford Investment Management Company)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks to maximize capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	10 Year

SmallCap Growth IA	-1.84%	15.07%	9.45%

SmallCap Growth IB	-2.09%	14.79%	9.19%

Russell 2000 Growth Index	7.05%	16.49%	4.32%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Wellington Management Company, LLP		Hartford Investment Management Company
David J. Elliot, CFA	Doris T. Dwyer	Hugh Whelan
Vice President	Vice President	Managing Director

How did the Fund perform?
The Class IA shares of Hartford SmallCap Growth HLS Fund returned -1.84% for the twelve-month period ended December 31, 2007, underperforming its benchmark, the Russell 2000 Growth Index, which returned 7.05% for the period. The Fund also underperformed the 9.06% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After a strong start, U.S. equity markets struggled in the latter part of the year as a result of problems in the sub-prime mortgage market and the subsequent reduction in liquidity throughout the financial system. In this environment, large caps (+5.8%) outperformed small caps (-1.6%), while growth (+11.4%) outperformed value (-1.0%) as measured by the Russell 1000 Index, Russell 2000 Index, Russell 3000 Growth Index and Russell 3000 Value Index, respectively.
Consistent with our process, the Fund’s performance was driven primarily by stock selection. Stock selection was weakest in Technology, Industrials, Consumer Discretionary, and Financials. This
was partially offset by strong stock selection in Materials and Telecommunications Services. The Fund’s investment approach tends to tilt modestly toward less speculative stocks within the growth universe. This tilt contributed significantly to underperformance during this period, but historically has added value over the long run.
Top relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) detractors included Advanta (Financials), Skechers (Consumer Discretionary) and New York & Co. (Consumer Discretionary). Advanta, a small-business credit card issuer, saw its shares decline due to concerns about higher-than-expected delinquencies. Skechers, a footwear manufacturer, reported declining revenue, pushing its shares lower. New York & Co, a specialty retailer of fashion-oriented, moderately priced women’s apparel, suffered due to weak sales trends and charges relating to the closure of an underperforming chain. Other significant detractors from relative and absolute returns included American Commercial, a marine transportation and service company, MicroStrategy, a business intelligence software company, and CV Therapeutics, a biotechnology company.
Perrigo (Health Care), Cleveland-Cliffs (Industrials), and Rigel Pharmaceutical (Health Care) were the top absolute and relative contributors to performance. Shares of Perrigo, a generic drug and

51

health care products company, gained when the FDA approved the marketing and distribution of Omeprazole, a generic version of the heartburn drug Prilosec OTC. Cleveland-Cliffs, an iron ore pellet producer, benefited from tight fundamentals in global iron ore and iron scrap markets. Finally, Rigel Pharmaceuticals announced excellent data from its Phase II trials for its rheumatoid arthritis drug, which pushed the stock price higher. We modestly trimmed our position in Rigel into strength.
What is the outlook?
Global markets head into 2008 with uncertainty as the probability of a U.S. economic recession looms and central banks evaluate policy responses aimed at maintaining liquidity and restoring confidence all while containing inflation. In this environment we will continue to employ a combination of fundamental and quantitative research to identify the most attractive stocks, while maintaining appropriate risk controls relative to the benchmark. The result is a portfolio built one stock at a time that is well diversified across all sectors of the Russell 2000 Growth Index.
As a result of the Fund’s investment approach, sector positioning is inline with the Russell 2000 Growth Index, resulting in significant exposure to the Information Technology and Health Care sectors and minimal exposure to Telecommunications and Consumer Staples.
During the twelve-month period ended December 31, 2007, Hugh Whelan replaced Mark Waterhouse as portfolio manager for the Hartford Investment Management Company sleeve of the Fund. This transition was effective on April 2, 2007.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	6.5%

Capital Goods	5.5

Consumer Cyclical	10.7

Consumer Staples	0.4

Energy	5.9

Finance	6.0

Health Care	20.8

Services	12.9

Technology	25.3

Transportation	3.5

Utilities	0.0

Short-Term Investments	26.3

Other Assets and Liabilities	(23.8)

Total	100.0%

52

Hartford SmallCap Value HLS Fund inception 5/1/1998

(subadvised by:	Kayne Anderson Rudnick Investment Management, LLC
Metropolitan West Capital Management, LLC
SSgA Funds Management, Inc.)
Performance Overview1 5/1/98 - 12/31/07
Growth of $10,000 investment
Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the U.S. on the New York Stock Exchange, American Stock Exchange and Nasdaq. You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks capital appreciation.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	Since Inception

SmallCap Value IA	-4.44%	14.04%	10.99%

SmallCap Value IB	-4.67%	13.82%	10.74%

Russell 2000 Value Index	-9.78%	15.80%	8.42%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.

(3)	Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects the actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Kayne Anderson Rudnick Investment Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.
Robert A. Schwarzkopf, CFA	Gary W. Lisenbee	Ric Thomas, CFA
Managing Director	President	Principal
Sandi L. Gleason, CFA	Samir Sikka	Chuck Martin, CFA
Principal

How did the fund perform?
The Class IA shares of Hartford SmallCap Value HLS Fund returned -4.44%% for the twelve-month period ended December 31, 2007. The Fund outperformed the -9.78% return of its benchmark, the Russell 2000 Value Index and the -6.61% return of the Lipper Small Cap Value VP-UF Funds peer group average, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
It was a tale of two markets in 2007. During the first half, domestic equity prices were fueled by private investors’ attraction to strong corporate cash flows, liquid balance sheets and low-cost buyout financing. Investors shrugged off concerns of rising interest rates, higher oil prices and a slowing housing market. In the second half, the market pulled back due to sub-prime and credit worries.
Throughout 2007, mid cap stocks outperformed small and larger cap stocks, as measured by the S&P Midcap 400 Index (7.98%), Russell
2000 Index -1.57%, and S&P 500 Index 5.49%, respectively. Reversing the trend of recent years within small cap stocks, growth stocks outpaced value during the year, as measured by the Russell 2000 Growth Index 7.05% and Russell 2000 Value Index -9.78%.
While six of 10 sectors in the Russell 2000 Value Index advanced for the year, performance varied widely by sector. Over 50 percentage points separated the leader, Materials (+24%) from the laggard, Consumer Discretionary (-30%).
Stock selection was the primary driver of our performance during the year. Syntel (a business provider of information technology services and one of our largest holdings) and Tempur-Pedic International (a mattress and pillow manufacturer) were top relative (i.e. performance of the Fund as measured against the benchmark) performers as a result of posting strong financial results and increasing earnings guidance. Other strong contributors for the Fund included Oceaneering International (an offshore oil provider with a focus on deep water applications) and Chattem (a marketer and manufacturer of over-the-counter healthcare products). Oceaneering’s shares surged 70% during the year due to tight supply, strong pricing and solid performance. The increasing

53

difficulty of finding and tapping oil and gas resources, particularly offshore, heighten demand for Oceaneering’s remotely operated vehicles that service and maintain deepwater rigs. Chattem shares rose due to the successful integration of five personal care and health-care brands it acquired from Johnson & Johnson in January 2007.
Performance also benefited from the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) in the Financials sector relative to the Russell 2000 Value Index, as the sector (down 21%) continued to underperform the market due to sub-prime concerns. The Fund’s average weight in Financials was 25%, as compared to 33% for the benchmark.
Detractors from performance included MCG Capital (a commercial financing company) and Corus Bankshares (a bank holding company). MCG Capital decreased due to a significant third quarter writedown of one of its largest portfolio investments. Corus fell due to poor financial results from the continued slowdown in the residential housing market.
What is the outlook?
We believe that fallout from turmoil in U.S. real estate markets will continue to impact the markets in the year ahead. In addition, the ultimate impact of actions taken by central banks around the globe to ameliorate credit market woes remains unknown. Even so, a backdrop of potential uncertainty and volatility can create longer term investment opportunities. Currently, the Fund‘s overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions relative to the benchmark were in Industrials, Consumer Discretionary and Health Care. Conversely, the Fund’s largest underweight position relative to the benchmark continues to be in Financials, which we consider unattractive given above-average historical valuations, rising credit costs, and the slowdown in the housing market. We believe that the complementary style of the three sub-advisors provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	9.2%

Capital Goods	6.2

Consumer Cyclical	13.9

Consumer Staples	2.6

Energy	6.0

Finance	25.0

Health Care	4.9

Services	13.5

Technology	9.7

Transportation	4.3

Utilities	1.6

Short-Term Investments	31.8

Other Assets and Liabilities	(28.7)

Total	100.0%

54

Hartford Stock HLS Fundinception 8/31/1977
(subadvised by Wellington Management Company, LLP)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 12/31/07)

	1 Year	5 Year	10 Year

Stock IA	5.90%	11.89%	5.65%

Stock IB	5.64%	11.61%	5.42%

S&P 500 Index	5.49%	12.83%	5.91%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Managers

Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of Hartford Stock HLS Fund returned 5.90% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the S&P 500 Index which returned 5.49% for the same period. The Fund also outperformed the 5.78% return of the average fund in the Lipper Large Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Equity markets faltered after a strong start to the year as concerns over subprime mortgages and rising energy prices weighed heavily on the U.S. consumer. Despite the volatility over the last six months, broad indices still managed to squeeze out mostly positive returns. Large cap equities (+5.5%) outpaced small cap stocks (-1.6%) but underperformed mid caps (+8.0%) as represented by the S&P 500 Index, Russell 2000 Index, and S&P MidCap 400 Index, respectively. Reversing the trend from previous years, growth-oriented stocks (+11.8%) dominated value-oriented stocks (-0.2%), as measured by the Russell 1000 Growth Index and Russell 1000 Value Index, respectively. During the twelve month period, Energy (+33%), Materials (+22%) and Utilities (+19%) were clear leaders within the broad market, as represented by the S&P 500 Index, while Financials (-19%) and Consumer Discretionary (-13%) posted negative returns.
The Fund’s outperformance versus the benchmark was driven primarily by security selection. Selection was strongest within the Information Technology, Materials and Consumer Staples sectors. Stocks that contributed the most to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns included Apple (Information Technology), Google (Information Technology), and Occidental Petroleum (Energy). Consumer electronics company Apple reported sharply higher profits due to strong sales of Macintosh computers and iPod products. The shares also benefited from enthusiasm over the recent launch of the iPhone. Shares of internet search company Google rose during the latter part of the period as it continued to gain market share as the leading internet search company. Shares of Occidental Petroleum rose sharply along with energy prices. In Materials, the Fund benefited from its holdings in mineral exploration and development company Freeport-McMoRan, which rose on strong commodity pricing trends and benefits from its merger with Phelps Dodge. We held our positions in these stocks at the end of the period.
Stock selection within the Consumer Discretionary, Health Care and Telecommunication Services sectors hurt relative performance. Top detractors from the Fund’s benchmark-relative returns included Financials stocks Countrywide Financial, Capital One and E*Trade. The collapse of the mortgage market caused mortgage originator

55

Countrywide to suffer as its asset quality deteriorated and the market worried that it was facing a liquidity crisis. Diversified financial company Capital One declined with investor concerns about the firm’s exposure to consumer credit. Broker and banking services provider E*Trade fell on credit concerns regarding the firm’s mortgage and home equity portfolios. In Consumer Discretionary, the Fund’s holdings in Circuit City and D.R. Horton hurt relative performance, while within Telecommunication Services, the Fund’s holding of Sprint-Nextel detracted most from performance.
What is the outlook?
The Fund continues to be managed with a large cap, core investment approach. We apply a bottom-up (i.e. stock by stock fundamental research) investment process in constructing a diversified portfolio and seek companies that exhibit industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. Our bottom-up investment approach resulted in the Fund being overweight (i.e. the Fund’s sector position was greater than the benchmark position) Information Technology, Health Care and Financials and underweight (i.e. the Fund’s sector position was less than the benchmark position) Utilities, Consumer Staples and Energy at the end of the period.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	5.0%

Consumer Cyclical	4.2

Consumer Staples	5.2

Energy	9.5

Finance	22.6

Health Care	14.9

Services	9.5

Technology	27.5

Transportation	0.2

Utilities	1.0

Short-Term Investments	4.2

Other Assets and Liabilities	(3.8)

Total	100.0%

56

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks a competitive total return, with income as a secondary objective.
Average Annual Returns2,3 (as of 12/31/07)

	1 Year	5 Year	10 Year

Total Return Bond IA	4.67%	4.86%	6.06%

Total Return Bond IB	4.41%	4.60%	5.82%

Lehman Brothers U.S. Aggregate Bond Index	6.97%	4.43%	5.97%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Manager
Nasri Toutoungi
Managing Director

How did the Fund perform?
The Class IA shares of Hartford Total Return Bond HLS Fund returned 4.67% for the twelve-month period ended December 31, 2007, underperforming the Lehman Brothers U.S. Aggregate Bond Index, which returned 6.97%, and the Lipper Intermediate Investment Grade Debt VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 6.25%.
Why did the Fund perform this way?
Although the U.S. economy grew at a solid pace for much of the year, signs of slowing emerged in the fourth quarter as the subprime mortgage market problems appeared to be spreading to exert a drag on the broader economy. The contraction in credit and market liquidity that occurred during the period led the Federal Open Market Committee (the “Fed”) to lower the target federal funds rate on three separate occasions between September and December, bringing the rate to 4.25% at year end. These reductions, coupled with a flight to quality, pushed Treasury yields lower, particularly on the short end of the yield curve, helping Treasuries to outperform all other sectors of the market.
Various factors contributed to the Fund’s underperformance versus the benchmark Lehman Brothers U.S. Aggregate Bond Index. An underweight (i.e. the Fund’s sector position was less than the benchmark position) to Treasuries in favor of spread (or non-Treasury) sectors was a considerable factor as Treasuries outperformed. The Fund held an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Financials sector, which was particularly hard hit by the credit and liquidity crunch. We favored this sector over Industrials as corporate event risk in the Industrial sector remained high due to the large amount of leveraged buyout activity. The Fund’s small exposure to home equity, which we modestly increased in March and April, also hindered relative (i.e. performance of the Fund as measured against the benchmark) performance.
Although the high-yield segment of the market performed quite well in the first half of the year, growing risk aversion in the latter half of the year caused spreads to widen dramatically, causing the Fund’s exposure there to hamper returns. Holdings in bank loans, which we had perceived to be relatively safer than high-yield, also struggled during the period.

57

On a more positive note, the Fund’s non-dollar exposure served it well as the dollar fell for much of the period. The Fund’s yield-curve positioning also helped performance by taking advantage of the steepening in the curve (i.e. short and long term interest rates moving farther apart) during the year.
What is your outlook?
Although the economy has held up fairly well to date, supported in part by a strong employment picture, emerging signs of weakness in employment and in retail sales suggest slow growth in the months ahead. The credit crisis has clouded visibility around the economy and significantly increased the probability of recession. Given this, we believe it is likely that the Fed will continue in its efforts to boost liquidity, which would cause the yield curve to further steepen.
We are cautious as we move into 2008. In an effort to help reduce the impact of a potential supply/demand imbalance within the bank loan and high yield sectors, we have trimmed the Fund’s exposure there while retaining those bonds that we believe have been unduly penalized. We will look to add foreign bond exposure in the coming year as Europe and the U.K. lag behind the U.S. in their respective cycles and, therefore, appear to offer compelling opportunities.
Distribution by Credit Quality
as of December 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	58.9%

AA	4.7

A	10.4

BBB	12.8

BB	8.2

B	2.9

CCC	0.8

C	0.0

NR	1.3

Total	100.0%

Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	2.6%

Capital Goods	0.8

Consumer Cyclical	2.2

Consumer Staples	0.9

Energy	1.8

Finance	30.0

Foreign Governments	0.8

General Obligations	0.2

Health Care	1.1

Housing (HFA’S, etc.)	0.0

Services	4.5

Technology	4.6

Transportation	0.7

U.S. Government Agencies	38.0

U.S. Government Securities	2.9

Utilities	2.8

Short-Term Investments	10.2

Other Assets and Liabilities	(4.1)

Total	100.0%

58

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	10 Year

U.S. Government Securities IA	4.38%	2.83%	5.03%

U.S. Government Securities IB	4.12%	2.57%	4.77%

Lehman Brothers Intermediate Government Bond Index	8.47%	3.70%	5.55%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Managers

Christopher Hanlon	Russell M. Regenauer
Senior Vice President	Senior Vice President

How did the Fund perform?
The Class IA shares of Hartford U.S. Government Securities HLS Fund returned 4.38% for the twelve-month period ended December 31, 2007, underperforming the Lehman Brothers Intermediate Government Bond Index, which returned 8.47%, and the Lipper General U.S. Government VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 7.34%.
Why did the Fund perform this way?
After nearly six years of robust economic growth, the U.S. economy began to show some signs of slowing in the last months of 2007, due in part to the weakening housing market, reduced consumer spending from sub prime borrowers, the tightening of bank’s credit standards and the lagged effects of the Federal Open Market Committee’s (the “Fed”) tightening campaign that ended in 2006. Treasury rates declined throughout the year, particularly those of shorter-term securities, and non-Treasury securities lagged Treasuries.
In this environment, the Fund’s allocations to non-Treasury and nonAgency securities were the primary detractors from the Fund’s relative (i.e. performance of the Fund as measured against the benchmark)
performance for the year. Allocations to asset-backed securities (“ABS”), home equity, commercial mortgage-backed securities (“CMBS”) and mortgage-backed securities (“MBS”) underperformed Treasury and Agency debt as investors avoided riskier assets and yield spreads of structured securities widened due to growing concerns about subprime mortgage exposure. The Fund’s duration (i.e. sensitivity to changes in interest rates) positioning was a small detractor from performance as well.
On a positive note, yield-curve positioning was additive to performance. During the period, the Fund benefited from the decline in Treasury rates and the steepening of the yield curve (i.e. short and long term interest rates moving farther apart) as the yield differential between two-year and ten-year Treasuries increased.

59

What is your outlook?
We believe the U.S. economy is poised to experience sluggish growth in 2008 due to the likelihood of continued housing deterioration, rising unemployment and slower consumer spending. We also expect the Fed will continue to lower the target federal funds rate, causing the yield curve to steepen further. While yield spreads have widened universally, we believe that fundamentally sound and well-underwritten deals should ultimately benefit with the passage of time and the improvement in liquidity conditions. As such, we anticipate maintaining the Fund’s exposure to MBS, ABS and CMBS as well its AAA credit quality profile, which we believe will benefit in the coming months.
Distribution by Credit Quality
as of December 31, 2007

Percentage of
Long-Term
Rating	Holdings

AAA	91.0%

AA	3.0

A	0.7

BBB	0.6

BB	0.2

NR	4.5

Total	100.0%

Distribution by Sector
as of December 31, 2007

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	17.1%

Corporate Bonds: Investment Grades	0.2

U.S. Government Agencies	55.3

U.S. Government Securities	20.4

Short-Term Investments	35.2

Other Assets and Liabilities	(28.2)

Total	100.0%

60

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview1 4/30/01 - 12/31/07
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks long-term total return.
Average Annual Returns2 (as of 12/31/07)place would have been lower in the absence of the waivers.

	1 Year	5 Year	Since Inception

Value IA	8.98%	15.37%	7.12%

Value IB	8.70%	15.08%	6.86%

Russell 1000 Value Index	-0.17%	14.63%	7.28%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, vari able annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

John R. Ryan, CFA	Ian Link, CFA	Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA
Senior Vice President, Managing Partner	Vice President	Vice President	Vice President

How did the Fund perform?
The Class IA shares of Hartford Value HLS Fund returned 8.98% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the Russell 1000 Value Index, which returned -0.17% for the same period. The Fund also outperformed the 1.69% return of the average fund in the Lipper Large-Cap Value Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equities weakened during the period in part due to the liquidity crunch in late summer, heightened fears of a U.S. recession and persistently high energy prices. Within the Fund’s Russell 1000 Value Index benchmark, seven out of ten sectors posted positive returns. Energy, Utilities and Materials posted the largest returns, while Financials and Consumer Discretionary lagged. Mid cap stocks outperformed both large and small cap stocks. The S&P MidCap 400 Index returned 7.98% compared to the S&P 500 large cap index return of 5.49% and the Russell 2000 small cap index return of -1.57%.
The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was strong stock selection, particularly within Information Technology, Financials and Industrials. In addition, while the Fund’s investment strategy is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Staples helped performance.
The top three relative contributors to performance were Agrium (Materials), Occidental Petroleum (Energy) and Nokia (Information Technology). In addition, Exxon Mobil (Energy) and AT&T (Telecommunication Services) were significant contributors on an absolute (i.e. total return) basis.
Agrium, a fertilizer producer, benefited from the supply and demand imbalance associated with higher crop prices. Occidental Petroleum and Exxon Mobil both benefited from the rally in crude oil prices and the widening in U.S. refining margins over the last year. Cell phone manufacturer Nokia’s shares rose following the introduction of several successful new handset models and an aggressive cost control program that has helped the company’s bottom-line. AT&T benefited from the much anticipated merger of the company with BellSouth. We eliminated our position in Nokia during the period and held our positions in the other four companies.

61

The top three relative detractors from performance were Financials stocks Host Hotels & Resort, Discover Financial Services and State Street. Wachovia, Bank of America and Citigroup were significant detractors to absolute performance. Host Hotels & Resort’s stock price declined on investor fears about the likelihood of a U.S. recession and a more cautious view of commercial real estate in the wake of the recent liquidity crunch. The remaining five Financials stocks all suffered sharp declines in their stock prices on concerns about their exposures to sub-prime mortgages and mortgage derivatives. Citigroup took significant write-downs in their exposure to mortgage-related securities and we believe that there continues to be additional near-term risk within this sector. We held positions in all of these stocks at the end of the period.
What is the outlook?
Global credit conditions have deteriorated sharply. U.S. GDP growth is now expected to decelerate in the upcoming year as tightening credit conditions may deepen the housing slump. Consequently, we believe U.S. consumer spending will weaken, as we expect the performance of the U.S. economy to be a drag on global growth. Domestic corporate profits are stressed but largely offset by strong international gains. The Federal Open Market Committee (the “Fed”) has responded to the liquidity crisis by cutting interest rates and we believe they will also react to any further deterioration.
At the end of the period, relative to the Russell 1000 Value Index, the Fund was most overweight Consumer Staples and Information Technology and most underweight Consumer Discretionary, Financials and Industrials.
During the twelve-month period ended December 31, 2007, W. Michael Reckmeyer, III, CFA, Karen H. Grimes, CFA, and Ian R. Link, CFA were added as portfolio managers of the Fund, effective October 1, 2007.
Diversification by Industry
 as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	5.1%

Capital Goods	1.3

Consumer Cyclical	8.1

Consumer Staples	6.3

Energy	14.9

Finance	27.7

Health Care	6.5

Services	1.9

Technology	17.4

Transportation	2.3

Utilities	7.0

Short-Term Investments	5.2

Other Assets and Liabilities	(3.7)

Total	100.0%

62

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)
Performance Overview1 12/31/97 - 12/31/07
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment objective – Seeks capital appreciation.
Average Annual Returns2 (as of 12/31/07)

	1 Year	5 Year	10 Year

Value Opportunities IA	-6.29%	15.30%	7.75%

Value Opportunities IB	-6.53%	15.01%	7.48%

Russell 1000 Value Index	-0.17%	14.63%	7.68%

Russell 3000 Value Index	-1.01%	14.69%	7.73%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of Hartford Value Opportunities HLS Fund returned -6.29% for the twelve-month period ended December 31, 2007, versus the returns of -1.01% for the Russell 3000 Value Index and -0.17% for the Russell 1000 Value Index. The Fund also underperformed the -0.43% return of the average fund in the Lipper Multi-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the past year, U.S. equities delivered mixed performance as early strength was followed by weakness in the second half caused by the liquidity crunch in late summer, heightened fears of a U.S. recession and persistently high (and increasing) energy prices. Value stocks (-1.01%) underperformed growth stocks (+11.40%), as measured by the Russell 3000 Value Index and Russell 3000 Growth Index. Mid cap
stocks outperformed both large and small cap stocks. The S&P MidCap 400 Index returned 7.98% compared to the S&P 500 large cap index return of 5.49% and the Russell 2000 small cap index return of -1.57%. Within the Fund’s Russell 3000 Value Index benchmark, seven out of ten sectors posted positive returns. Energy, Materials, and Utilities posted the largest returns, while Financials lagged the most.
The primary driver of the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance was stock selection. Selection was particularly weak in the Consumer Discretionary, Telecommunication Services and Industrials sectors and more than offset strong stock selection in Materials and Information Technology. Sector allocation, a result of our bottom-up (i.e. stock by stock fundamental research) stock selection, also detracted slightly from relative performance, primarily due to our underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in the Utilities, Energy and Telecommunication Services sectors, which posted double-digit returns, and overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the lagging

63

Consumer Discretionary sector. However, the Fund did benefit from an underweight position in Financials.
The top three detractors from performance were E*Trade (Financials), Comcast (Consumer Discretionary) and Capital One Financial (Financials). E*Trade’s stock price declined in response to a difficult credit market that led to write downs in the company’s securities portfolio. Cable operator Comcast’s shares fell as the investment community focused more on the threat of competition in video from the regional Bells than on the company’s opportunities in triple-play services (cable, internet and telephone) and the small business market. Shares of Capital One Financial, a diversified financial company providing credit card and banking services, declined with investor concerns about the firm’s exposure to consumer credit and mortgage markets. We held positions in these stocks at the end of the period.
Among the top contributors to both absolute (i.e. total return) and benchmark-relative returns were Owens-Illinois (Materials), Goodrich (Industrials) and Deere (Industrials). Packaging products-maker Owens-Illinois benefited from the sale of its plastics business to Rexam PLC and from improvements in its core glass business. Shares of Goodrich, a supplier to the aerospace and defense industries, climbed due to the aftermarket demand for replacement parts in the company’s product line resulting from strength in the current air-travel environment.
Agricultural-equipment maker Deere’s stock price benefited from higher demand for ethanol. We held all three stocks at the end of the period.
What is the outlook?
To say that equity investors as a group are nervous about the slowing macroeconomic environment and the resultant effects on corporate earnings would be an understatement. The fear took root first in the Financials—the worst-performing sector in the Russell 1000 Value Index during the quarter—and other leveraged business models on the thesis that maturing debts would be impossible to refinance, or would be funded only at great additional cost. Prices for many of these stocks have been driven down to tangible equity levels or below, on the assumption that asset carrying values will be permanently impaired during the credit crunch.
The selling pressure has also spread to sectors with perceived earnings risk from constrained consumer or enterprise discretionary spending. Investment dollars instead are gravitating towards stocks with clear earnings momentum or less susceptible profit prospects. While this is typical pre-recessionary market behavior, the extent of the divergence has been stark.
While flight from risk assets has been unpleasant from a near-term performance perspective, we believe it has also provided a growing field of attractive investment opportunities. The challenge is not to react too quickly, as the events which stocks are discounting today might take a year or more to play out, all the while against a backdrop of negative news headlines and investor fatigue. We have made some moves to take advantage of the crisis mentality in the market today, but have generally avoided holdings with near-term financing needs, as those will likely remain extremely vulnerable until stability returns.
As of the end of the period, the Fund was most overweight Information Technology, Health Care and Consumer Discretionary relative to the benchmark. The Fund was most underweight Utilities and Telecommunication Services, which seem expensive in comparison with their growth prospects, and Financials, which still appear to offer outsized risk relative to their return potential.
During the twelve-month period ended December 31, 2007, James H. Averill, a portfolio manager of the Fund, retired from Wellington Management Company and withdrew from active involvement in the Fund effective April 1, 2007.
Diversification by Industry
 as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	10.0%

Capital Goods	4.2

Consumer Cyclical	5.8

Consumer Staples	5.8

Energy	9.7

Finance	26.1

Health Care	10.6

Services	8.4

Technology	15.1

Transportation	3.5

Short-Term Investments	11.9

Other Assets and Liabilities	(11.1)

Total	100.0%

64

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Hartford Advisers HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 65.0%
	Basic Materials — 3.4%
204	Agrium, Inc.	$14,717
1,810	Alcoa, Inc.	66,148
321	ArcelorMittal	24,829
862	Cameco Corp. (G)	34,296
362	Consol Energy, Inc.	25,876
437	Freeport McMoRan Copper & Gold, Inc.	44,756
1,938	Mitsubishi Rayon Co., Ltd. (A)	9,343
157	United States Steel Corp.	18,963
999	Uranium One, Inc. (D)	8,942

		247,870

	Consumer Cyclical — 2.8%
11,241	Buck Holdings L.P. (A)(D)(H)	10,117
1,903	Kohl’s Corp. (D)	87,162
3,093	Lowe’s Cos., Inc.	69,957
980	Supervalu, Inc.	36,758

		203,994

	Consumer Staples — 3.4%
111	Bunge Ltd. Finance Corp. (G)	12,910
7	Japan Tobacco, Inc. (A)	38,811
1,022	PepsiCo, Inc.	77,577
1,669	Procter & Gamble Co.	122,553

		251,851

	Energy — 6.2%
769	Chesapeake Energy Corp. (G)	30,160
374	ConocoPhillips Holding Co.	33,024
726	EnCana Corp. (G)	49,366
1,211	Exxon Mobil Corp.	113,431
1,073	Halliburton Co.	40,663
1,547	OAO Gazprom ADR	87,706
1,360	Occidental Petroleum Corp.	104,668

		459,018

	Finance — 14.4%
2,135	American International Group, Inc.	124,476
2,797	Bank of America Corp.	115,425
1,265	Capital One Financial Corp.	59,798
751	Citigroup, Inc.	22,101
2,533	Countrywide Financial Corp. (G)	22,642
3,159	Discover Financial Services (G)	47,639
469	Federal Home Loan Mortgage Corp.	15,986
1,181	Federal National Mortgage Association	47,196
446	Goldman Sachs Group, Inc.	95,891
1,116	ING Groep N.V. ADR	43,404
2,819	Invesco Ltd. (G)	88,470
330	Merrill Lynch & Co., Inc.	17,717
865	Morgan Stanley	45,956
782	State Street Corp. (G)	63,506
1,773	UBS AG	81,573
1,504	UnitedHealth Group, Inc.	87,510
2,399	Washington Mutual, Inc. (G)	32,650
2,168	Western Union Co.	52,646

		1,064,586

	Health Care — 9.6%
560	Astellas Pharma, Inc. (A)	24,279
517	AstraZeneca plc (A)	22,263
802	Daiichi Sankyo Co., Ltd. (A)	24,667
585	Eisai Co., Ltd. (A)	22,880
3,390	Elan Corp. plc ADR (D)(G)	74,501
1,326	Eli Lilly & Co.	70,785
782	Genentech, Inc. (D)	52,462
1,559	Medtronic, Inc.	78,346
1,091	Sanofi-Aventis S.A. ADR	49,682
2,903	Schering-Plough Corp.	77,347
2,723	Shionogi & Co., Ltd. (A)	48,276
445	UCB S.A. (A)	20,205
667	Vertex Pharmaceuticals, Inc. (D)(G)	15,492
1,260	Walgreen Co.	47,985
1,802	Wyeth	79,648

		708,818

	Services — 6.3%
664	Accenture Ltd. Class A	23,906
5,173	Comcast Corp. Class A (D)	94,455
813	Monster Worldwide, Inc. (D)	26,325
4,074	Time Warner, Inc.	67,255
1,413	United Parcel Service, Inc. Class B	99,927
1,183	Viacom, Inc. Class B (D)	51,971
1,802	Waste Management, Inc.	58,865
3,389	XM Satellite Radio Holdings, Inc. Class A (D)(G)	41,483

		464,187

	Technology — 18.1%
444	Apple, Inc. (D)	87,868
3,971	Applied Materials, Inc.	70,521
1,498	AT&T, Inc.	62,261
1,617	Broadcom Corp. Class A (D)	42,261
4,649	Cisco Systems, Inc. (D)	125,835
1,357	Corning, Inc.	32,552
569	Electronic Arts, Inc. (D)	33,230
3,289	Flextronics International Ltd. (D)	39,663
6,475	General Electric Co.	240,043
194	Google, Inc. (D)	134,355
4,223	Intel Corp.	112,577
646	KLA-Tencor Corp.	31,121
2,930	Maxim Integrated Products, Inc.	77,576
1,087	MetroPCS Communications, Inc. (D)(G)	21,134
2,850	Network Appliance, Inc. (D)	71,131
673	Qualcomm, Inc.	26,479
638	SanDisk Corp. (D)	21,159
2,325	Sprint Nextel Corp.	30,521
584	Whirlpool Corp. (G)	47,696
1,053	Yahoo!, Inc. (D)	24,495

		1,332,478

	Transportation — 0.1%
751	Delta Air Lines, Inc. (D)	11,175
	Utilities — 0.7%
591	Suntech Power Holdings Co., Ltd. ADR (D)(G)	48,667

	Total common stock (cost $4,727,374)	$4,792,644

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
PREFERRED STOCK — 0.4%
	Finance — 0.4%
971	Banco Itau Holding	$24,818
153	Federal Home Loan Mortgage Corp.	4,006

	Total preferred stock (cost $25,143)	$28,824

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 5.2%
	Finance — 5.2%
	Asset Securitization Corp.
$17,200	6.93%, 02/14/2043	$18,589
	Banc of America Commercial Mortgage, Inc.
4,590	5.35%, 09/10/2047 (L)	4,570
15,000	5.45%, 01/15/2049	15,073
	Bear Stearns Commercial Mortgage Securities, Inc.
9,575	5.30%, 10/12/2042 (L)	9,494
22,350	5.54%, 09/11/2041 — 10/12/2041	22,694
	Capital Automotive Receivables Asset Trust
12,600	5.04%, 05/17/2010	12,655
	Citibank Credit Card Issuance Trust
11,945	5.65%, 09/20/2019	11,957
	Citigroup/Deutsche Bank Commercial Mortgage Trust
15,000	5.40%, 07/15/2044 (L)	14,956
	Commercial Mortgage Pass-Through Certificates
15,000	5.12%, 06/10/2044	14,746
	Countrywide Home Loans, Inc.
3,426	5.26%, 11/25/2035 (L)	3,428
	Credit Suisse Mortgage Capital Certificates
7,365	5.47%, 09/15/2039	7,423
10,445	5.61%, 02/15/2039 (L)	10,603
	Ford Credit Automotive Owner Trust
12,125	5.26%, 10/15/2010	12,179
	Greenwich Capital Commercial Funding Corp.
10,385	5.22%, 04/10/2037 (L)	10,303
6,020	5.44%, 03/10/2039 (L)	6,056
	GSR Mortgage Loan Trust
7,394	5.79%, 05/25/2047 (L)	7,357
	Harley-Davidson Motorcycle Trust
5,281	2.53%, 11/15/2011	5,207
12,375	5.21%, 06/17/2013	12,535
	Household Automotive Trust
9,125	5.28%, 09/17/2011	9,168
	JP Morgan Chase Commercial Mortgage Security Corp.
6,305	5.34%, 12/15/2044 (L)	6,279
15,000	5.44%, 06/12/2047 (L)	15,059
7,755	5.48%, 12/12/2044 (L)	7,845
6,500	6.07%, 04/15/2045 (L)	6,763
	Marriott Vacation Club Owner Trust
1,814	5.36%, 10/20/2028 (I)	1,847
	Merrill Automotive Trust Securitization
12,985	5.43%, 01/15/2010	13,038
	Merrill Lynch Mortgage Trust
15,000	5.05%, 07/12/2038	14,682
	Morgan Stanley Capital I
9,580	5.23%, 09/15/2042	9,470
6,655	5.45%, 02/12/2044 (L)	6,671
	Morgan Stanley Capital Investments
14,985	5.51%, 11/12/2049 (L)	15,159
	Residential Accredit Loans, Inc.
9,377	5.25%, 02/25/2035 (L)	9,290
	Sequoia Mortgage Trust
11,318	5.82%, 02/20/2047 (L)	11,408
	Susquehanna Automotive Lease Trust
11,219	5.21%, 03/16/2009 (I)	11,220
	USAA Automotive Owner Trust
12,195	5.36%, 02/15/2011	12,250
	Wachovia Bank Commercial Mortgage Trust
10,000	5.12%, 07/15/2042	9,828
	Wells Fargo Mortgage Backed Securities Trust
8,605	4.55%, 03/25/2035 (L)	8,533
12,097	5.53%, 04/25/2036 (L)	12,170
5,986	6.03%, 09/25/2036 (L)	6,057

	Total asset & commercial mortgage backed securities (cost $384,259)	$386,562

CORPORATE BONDS: INVESTMENT GRADE — 15.0%
	Capital Goods — 0.2%
	Pitney Bowes, Inc.
$4,775	5.75%, 09/15/2017	$4,827
	Xerox Corp.
6,000	5.50%, 05/15/2012	6,100

		10,927

	Consumer Cyclical — 1.0%
	DaimlerChrysler NA Holdings Corp.
5,400	5.88%, 03/15/2011	5,479
9,550	6.50%, 11/15/2013	9,980
4,600	8.50%, 01/18/2031	5,802
	Federated Retail Holdings, Inc.
3,084	5.90%, 12/01/2016	2,904
	Lowe’s Co., Inc.
6,475	6.65%, 09/15/2037	6,567
	SCL Term Aereo Santiago S.A.
11,315	6.95%, 07/01/2012 (I)	11,835
	Target Corp.
14,200	5.88%, 11/01/2008	14,332
	Wal-Mart Stores, Inc.
15,000	6.88%, 08/10/2009	15,677

		72,576

	Consumer Staples — 1.2%
	Cargill, Inc.
6,015	5.60%, 09/15/2012 (I)	6,114
	Coca-Cola Enterprises, Inc.
6,500	6.75%, 09/15/2028	7,171
500	8.50%, 02/01/2022	627
	Colgate-Palmolive Co.
13,140	5.58%, 11/06/2008	13,243
	ConAgra Foods, Inc.
6,537	7.88%, 09/15/2010	7,016
	Diageo Capital plc
9,825	4.38%, 05/03/2010	9,798

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Consumer Staples — (continued)
	Kraft Foods, Inc.
$12,275	6.25%, 06/01/2012	$12,752
	PepsiAmericas, Inc.
13,400	6.38%, 05/01/2009	13,809
	Procter & Gamble Co.
12,180	9.36%, 01/01/2021	15,522
	Weyerhaeuser Co.
2,975	7.38%, 03/15/2032	2,986

		89,038

	Energy — 0.2%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	5,965
	Weatherford International Ltd.
11,000	5.95%, 06/15/2012 (I)	11,420

		17,385

	Finance — 7.7%
	Ace INA Holdings, Inc.
16,800	5.88%, 06/15/2014	17,206
	American Express Centurion Bank
12,670	6.00%, 09/13/2017	12,741
	American International Group, Inc.
1,200	6.25%, 03/15/2037	1,073
	AXA Financial, Inc.
15,000	7.00%, 04/01/2028	16,606
	Bank of America Corp.
20,000	5.88%, 02/15/2009	20,287
	Bank of New York Mellon Corp.
6,345	4.95%, 11/01/2012	6,345
	BB&T Corp.
4,830	4.90%, 06/30/2017	4,460
	Berkshire Hathaway Finance Corp.
10,500	4.85%, 01/15/2015	10,516
	Brandywine Operating Partnership
9,585	6.00%, 04/01/2016	9,183
	Capital One Bank
3,750	6.50%, 06/13/2013	3,678
	Capital One Capital IV
4,125	6.75%, 02/17/2037	3,067
	Capital One Financial Corp.
3,900	5.70%, 09/15/2011	3,768
	Cincinnati Financial Corp.
10,000	6.92%, 05/15/2028	10,570
	CIT Group, Inc.
5,995	7.63%, 11/30/2012	6,077
	Citigroup, Inc.
6,500	3.63%, 02/09/2009	6,413
8,800	6.00%, 10/31/2033	8,149
1,000	6.50%, 01/18/2011	1,044
	Credit Suisse First Boston USA, Inc.
8,920	4.88%, 01/15/2015	8,720
	Developers Diversified Realty Corp.
7,900	5.38%, 10/15/2012	7,680
	Discover Financial Services, Inc.
7,220	6.45%, 06/12/2017 (I)	6,952
	Eaton Vance Corp.
3,180	6.50%, 10/02/2017	3,336
	ERAC USA Finance Co.
16,355	7.35%, 06/15/2008 (I)	16,495
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	4,580
	General Electric Capital Corp.
12,000	6.75%, 03/15/2032	13,625
	Genworth Financial, Inc.
8,000	6.15%, 11/15/2066	7,268
	Goldman Sachs Group, Inc.
11,000	5.30%, 02/14/2012	11,125
6,000	5.63%, 01/15/2017	5,859
8,000	6.45%, 05/01/2036	7,516
	Health Care Property Investors, Inc.
9,780	6.00%, 01/30/2017	9,210
	HSBC Bank USA
11,550	3.88%, 09/15/2009	11,442
	HSBC Finance Corp.
12,500	5.50%, 01/19/2016	12,199
	International Lease Finance Corp.
10,500	5.00%, 09/15/2012	10,345
6,350	5.63%, 09/15/2010	6,446
	Jackson National Life Insurance Co.
12,650	8.15%, 03/15/2027 (I)	15,621
	John Deere Capital Corp.
8,320	4.88%, 10/15/2010	8,457
	JP Morgan Chase & Co.
14,375	5.13%, 09/15/2014	14,090
	KeyCorp Capital II
750	6.88%, 03/17/2029	747
	Kimco Realty Corp.
7,880	5.78%, 03/15/2016	7,608
	Lehman Brothers Holdings, Inc.
11,000	5.25%, 02/06/2012	10,884
	Liberty Mutual Group, Inc.
8,750	5.75%, 03/15/2014 (I)	8,911
	Liberty Property L.P.
1,325	6.63%, 10/01/2017	1,326
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	10,493
6,000	6.40%, 08/28/2017	6,096
	Morgan Stanley
13,000	5.38%, 10/15/2015	12,638
6,000	5.45%, 01/09/2017	5,820
	National City Corp.
4,250	6.88%, 05/15/2019	4,354
	New England Mutual Life Insurance Co.
30,000	7.88%, 02/15/2024 (I)	35,302
	Prologis Trust
6,500	5.63%, 11/15/2016	6,028
	Prudential Financial, Inc.
11,000	5.50%, 03/15/2016	10,913
3,500	5.80%, 06/15/2012	3,587
	Realty Income Corp.
4,830	6.75%, 08/15/2019	4,983
	Regions Bank
10,000	6.45%, 06/26/2037	9,133
	Republic New York Capital I
500	7.75%, 11/15/2026	493
	Santander Central Hispano Issuances Ltd.
1,250	7.63%, 11/03/2009	1,316
	Simon Property Group L.P.
15,100	6.10%, 05/01/2016	14,924

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Finance — (continued)
	Sovereign Capital Trust IV
$7,250	7.91%, 06/13/2036	$7,008
	Torchmark Corp.
14,600	8.25%, 08/15/2009	15,427
	Toyota Motor Credit Corp.
9,000	5.50%, 12/15/2008	8,979
	U.S. Bank NA
21,400	4.95%, 10/30/2014	20,868
	UnitedHealth Group, Inc.
5,500	4.75%, 02/10/2014	5,305
2,500	5.50%, 11/15/2012 (I)	2,537
	Wachovia Corp.
10,000	5.25%, 08/01/2014	9,777
	Wells Fargo Bank NA
13,000	4.75%, 02/09/2015	12,417
1,000	6.45%, 02/01/2011	1,058
	Willis North America, Inc.
2,760	5.63%, 07/15/2015	2,689
2,910	6.20%, 03/28/2017	2,904

		566,674

	Health Care — 0.6%
	AstraZeneca plc
6,330	5.40%, 09/15/2012	6,544
	Becton, Dickinson & Co.
9,000	6.70%, 08/01/2028	9,508
	CVS Corp.
7,725	6.13%, 08/15/2016	7,929
	Schering-Plough Corp.
9,000	5.55%, 12/01/2013	9,106
	Wyeth
8,000	7.25%, 03/01/2023	8,847

		41,934

	Services — 0.6%
	COX Communications, Inc.
9,000	5.45%, 12/15/2014	8,820
	FedEx Corp.
15,000	3.50%, 04/01/2009	14,758
	Time Warner, Inc.
5,530	5.50%, 11/15/2011	5,553
	Viacom, Inc.
15,020	6.88%, 04/30/2036	15,061
	Wyndham Worldwide Corp.
3,100	6.00%, 12/01/2016	2,940

		47,132

	Technology — 2.1%
	AT&T, Inc.
9,510	6.80%, 05/15/2036	10,291
	BellSouth Corp.
8,960	6.55%, 06/15/2034	9,267
	Bellsouth Telecommunications
10,000	6.38%, 06/01/2028	10,128
650	7.00%, 12/01/2095	678
	Comcast Cable Communications, Inc.
15,000	6.88%, 06/15/2009	15,429
	Deutsche Telekom International Finance B.V.
8,500	8.25%, 06/15/2030	10,606
	Fiserv, Inc.
6,400	6.13%, 11/20/2012	6,514
	General Electric Co.
12,925	5.00%, 02/01/2013	13,089
	Hewlett-Packard Co.
6,000	5.25%, 03/01/2012	6,146
	Intuit, Inc.
7,900	5.40%, 03/15/2012	8,024
	SBC Communications
4,825	6.45%, 06/15/2034	4,973
	Siemens Finance
14,325	5.75%, 10/17/2016 (I)	14,606
	Sprint Capital Corp.
3,370	8.75%, 03/15/2032	3,799
	Telecom Italia Capital
15,000	5.25%, 10/01/2015	14,614
	Time Warner Cable, Inc.
4,580	5.85%, 05/01/2017	4,591
	Verizon Communications, Inc.
5,000	5.35%, 02/15/2011	5,122
	Verizon Global Funding Corp.
500	7.25%, 12/01/2010	536
14,500	7.75%, 12/01/2030	17,006

		155,419

	Transportation — 0.2%
	Continental Airlines, Inc.
4,140	5.98%, 04/19/2022	3,869
	Southwest Airlines Co.
8,700	5.75%, 12/15/2016	8,679
3,510	6.15%, 08/01/2022	3,524

		16,072

	Utilities — 1.2%
	Consolidated Edison Co. of New York
4,605	5.30%, 12/01/2016	4,530
	Enel Finance International
4,045	6.80%, 09/15/2037 (I)	4,064
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 (I)	8,416
	Kinder Morgan Energy Partners L.P.
10,000	6.95%, 01/15/2038	10,495
	MidAmerican Energy Co.
6,000	5.65%, 07/15/2012	6,218
	MidAmerican Energy Holdings Co.
7,800	6.13%, 04/01/2036	7,781
	Northern Border Pipeline Co.
17,285	7.75%, 09/01/2009	18,125
	Northern States Power Co.
11,750	6.20%, 07/01/2037	12,136
	Southern California Edison Co.
8,000	5.55%, 01/15/2037	7,547
	Taqa Abu Dhabi National Energy
3,200	5.62%, 10/25/2012 (I)	3,248
3,335	5.88%, 10/27/2016 (I)	3,266
	TransCanada Pipelines Ltd.
750	6.49%, 01/21/2009	760

		86,586

	Total corporate bonds: investment grade (cost $1,090,559)	$1,103,743

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.1%
	Services — 0.1%
	Times Mirror Co.
$10,400	7.50%, 07/01/2023	$5,969

	Total corporate bonds: non-investment grade (cost $11,122)	$5,969

MUNICIPAL BONDS — 0.3%
	General Obligations — 0.3%
	Oregon School Boards Association, Taxable Pension
$10,000	4.76%, 06/30/2028	$9,198
	State of Illinois, Taxable Pension
10,000	5.10%, 06/01/2033	9,713

	Total municipal bonds (cost $19,889)	$18,911

U.S. GOVERNMENT AGENCIES — 4.5%
	Federal Home Loan Mortgage Corporation — 0.7%
	Mortgage Backed Securities:
$48,731	6.50%, 2035 — 2036	$50,104
	Remic — Pac’s:
4,425	2.50%, 2013	4,379

		54,483

	Federal National Mortgage Association — 2.0%
	Mortgage Backed Securities:
25,830	5.50%, 2036 — 2037	25,802
119,980	6.00%, 2037	121,853
116	6.50%, 2036	119

		147,774

	Government National Mortgage Association — 1.2%
	Mortgage Backed Securities:
61,157	5.50%, 2036 — 2037 (G)	61,602
8,798	6.00%, 2024 — 2035	9,036
3,144	6.50%, 2026 — 2035	3,265
11,479	7.00%, 2031 — 2033	12,152
1,808	8.00%, 2026 — 2031	1,957
172	9.00%, 2016 — 2023	186
	Remic — Pac’s:
107	7.50%, 2035	112

		88,310

	Other Government Agencies — 0.6%
	Small Business Administration Participation Certificates:
33,917	8.95%, 2022	43,227

	Total U.S. government agencies (cost $324,750)	$333,794

U.S. GOVERNMENT SECURITIES — 7.8%
	Other Direct Federal Obligations — 2.7%
	Federal Financing Corporation:
$17,617	4.40%, 2013	$13,915
	Federal Home Loan Bank:
61,000	4.88%, 2011 (G)	63,297
	Tennessee Valley Authority:
64,300	4.38%, 2015	64,384
50,000	6.00%, 2013	54,356

		118,740

		195,952

	U.S. Treasury Securities — 5.1%
	U.S. Treasury Bonds:
25,200	5.38%, 2031	28,392
38,650	6.25%, 2023 (G)	46,274

		74,666

	U.S. Treasury Notes:
171,300	3.50%, 2010 (G)	172,785
84,225	3.88%, 2010 (G)	85,936
13,000	4.50%, 2017 (G)	13,474
6,425	4.63%, 2016 (G)	6,729
25,000	4.75%, 2012 (G)	26,385

		305,309

		379,975

	Total U.S. government securities (cost $555,001)	$575,927

	Total long-term investments (cost $7,138,097)	$7,246,374

SHORT-TERM INVESTMENTS — 10.6%
	Repurchase Agreements — 0.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $5,656, collateralized by FNMA 5.00%, 2035, value of $5,768)
$5,655	4.50% dated 12/31/2007	$5,655
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $51, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $52)
51	1.35% dated 12/31/2007	51
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $15,740, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $16,051)
15,736	4.75% dated 12/31/2007	15,736
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2,220, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $2,264)
2,219	4.60% dated 12/31/2007	2,219

		23,661

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Securities Purchased with Proceeds from Security Lending — 10.3%
	Cash Collateral Reinvestment Fund:
755,680	Goldman Sachs FS Prime Obligation/Institutional Fund		$755,680

	Total short-term investments (cost $779,341)		$779,341

	Total investments (cost $7,917,438) (C)	108.9%	$8,025,715
	Other assets and liabilities	(8.9)%	(654,241)

	Total net assets	100.0%	$7,371,474

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.29% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $7,956,971 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$480,851
Unrealized Depreciation	(412,107)

Net Unrealized Appreciation	$68,744

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $220,841, which represents 3.00% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $161,854, which represents 2.20% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	11,241	Buck Holdings L.P.	$11,253

The aggregate value of these securities at December 31, 2007 was $10,117 which represents 0.14% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$245,224	$245,781	03/03/08	$557
Japanese Yen (Sell)	4,673	4,559	01/07/08	(114)
Japanese Yen (Sell)	3,681	3,643	01/08/08	(38)

				$405

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 92.0%
	Basic Materials — 16.3%
46	Agnico Eagle Mines Ltd.	$2,513
133	Agrium, Inc.	9,575
139	Alcoa, Inc.	5,069
273	Antofagasta (A)	3,864
1,033	Aracruz Celulose S.A. ADR (G)	76,824
43	ArcelorMittal	3,364
205	Arch Coal, Inc. (G)	9,197
1,200	BHP Billiton Ltd. ADR (G)	84,048
5,123	Cameco Corp. (G)	203,951
54	Celanese Corp.	2,266
30	CF Industries Holdings, Inc. (G)	3,280
241	Chemtura Corp.	1,877
32	Church & Dwight Co., Inc.	1,752
50	Cleveland-Cliffs, Inc. (G)	5,040
9,192	Companhia Vale do Rio Doce ADR (G)	300,289
1,442	Consol Energy, Inc.	103,117
39	Cytec Industries, Inc.	2,414
2,440	Dow Chemical Co. (G)	96,182
79	Evraz Group S.A.	6,088
26	FMC Corp.	1,435
53	Foundation Coal Holdings, Inc.	2,782
2,279	Freeport McMoRan Copper & Gold, Inc.	233,500
65	Greif, Inc. (G)	4,256
786	Holcim Ltd. (A)	83,773
144	Impala Platinum Holdings Ltd. (A)(Q)	4,997
591	Lihir Gold Ltd. (A)(D)	1,839
109	Lihir Gold Ltd. ADR	3,393
26	MMX Mineracao E Metalicos S.A. (D)	13,677
30	Outotec Oyj (A)(D)	1,622
86	Owens-Illinois, Inc. (D)	4,272
531	Paladin Resources Ltd. (A)(D)	3,103
242	Potash Corp. of Saskatchewan	34,795
2,924	Praxair, Inc.	259,399
252	Rexam plc (A)	2,096
193	Smurfit-Stone Container Corp. (D)(G)	2,040
50	Steel Dynamics, Inc.	2,990
1,800	Teck Cominco Ltd. Class B	64,617
54	Ternium S.A. ADR	2,170
151	Timminco LTD. (D)	3,367
95	TMK OAO GDR (I)	4,136
187	Ube Industries, Ltd. (A)	632
2,266	United States Steel Corp.	273,946
169	Uralkali (D)(I)	6,301
6,034	Uranium One, Inc. (D)	53,982
122	Uranium Participation Corp. (D)	1,295
712	USEC, Inc. (D)(G)	6,411
5,500	Vedanta Resources plc (A)	223,141
3,345	Xstrata plc (A)	234,748

		2,455,425

	Capital Goods — 4.7%
32	Alliant Techsystems, Inc. (D)(G)	3,652
9	Alstom RGPT (A)	1,948
1,200	Atlas Copco AB (A)	17,836
2,680	Boeing Co. (G)	234,332
112	Caterpillar, Inc. (G)	8,105
32	Chart Industries Inc. (D)	995
1,070	Cummins, Inc.	136,286
134	Deere & Co.	12,450
87	Flowserve Corp.	8,321
45	Gamesa Corporacion Tecnologica S.A. (A)	2,059
50	Goodrich Corp.	3,559
6,464	Hansen Transmissions (D)	37,061
128	Honeywell International, Inc.	7,850
1,752	ITT Corp.	115,669
167	Kennametal, Inc.	6,319
50	Manitowoc Co., Inc. (G)	2,417
200	Marvel Entertainment, Inc. (D)(G)	5,355
121	Northrop Grumman Corp.	9,508
119	Parker-Hannifin Corp.	8,984
1,032	Rockwell Automation, Inc.	71,194
62	Smith International, Inc.	4,593
51	Spirit Aerosystems Holdings, Inc. (D)	1,756
180	Trina Solar Ltd. ADR (D)(G)	9,700

		709,949

	Consumer Cyclical — 6.7%
3	Aker ASA (A)	214
177	Aker Kvaerner (A)	4,668
332	Altria Group, Inc.	25,100
66	American Axle & Manufacturing Holdings, Inc. (G)	1,221
549	American Eagle Outfitters, Inc.	11,395
465	Ariba, Inc. (D)(G)	5,189
6,682	Bosideng International Holdings Ltd. (D)	2,142
29,056	Buck Holdings L.P. (A)(D)(H)	26,150
247	Bulgari S.p.A. (A)	3,474
3,317	China Communications Construction Co., Ltd. (A)	8,575
978	Chow Sang Sang Holdings (A)	1,681
145	Circuit City Stores, Inc. (G)	608
65	Copart, Inc. (D)	2,774
54	Costco Wholesale Corp.	3,774
38	Dick’s Sporting Goods, Inc. (D)	1,060
28,514	Ford Motor Co. (D)(G)	191,899
102	GameStop Corp. Class A (D)	6,335
215	Home Depot, Inc.	5,803
190	Kohl’s Corp. (D)	8,684
3,671	Limited Brands, Inc. (G)	69,490
2,876	Liz Claiborne, Inc. (G)	58,527
3,916	Lowe’s Cos., Inc. (G)	88,594
4,293	Macy’s, Inc. (G)	111,060
69	MDC Holdings, Inc.	2,555
3,444	Newell Rubbermaid, Inc.	89,138
3	Nintendo Co., Ltd. (A)	1,938
48	Sotheby’s (G)	1,819
147	Tata Motors Ltd. ADR (G)	2,774
486	Tesco plc (A)	4,625
5,227	TJX Cos., Inc. (G)	150,160
1,800	Toyota Motor Corp. (A)	95,866
238	TRW Automotive Holdings Corp. (D)	4,974
73	UbiSoft Entertainment S.A. (A)(D)	7,440
11	Under Armour, Inc. Class A (D)(G)	476

		1,000,182

	Consumer Staples — 1.5%
133	Avon Products, Inc.	5,273
93	Bunge Ltd. Finance Corp. (G)	10,881
126	Chaoda Modern Agriculture (A)	113
1,530	China Resources Enterprise (A)	6,497

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Consumer Staples — (continued)
3,002	Cosan Ltd. (D)(G)	$37,818
3,572	Cosan S.A. Industria E Comercio	41,746
204	Dean Foods Co.	5,265
88	Hansen National Corp. (D)	3,880
253	Imperial Tobacco Group plc (A)	13,678
52	Lighthouse Caledonia ASA (D)	50
6,810	Marine Harvest (A)(D)(Q)	4,342
131	Nestle S.A. (A)	59,979
288	PepsiCo, Inc.	21,867
162	Unilever N.V. NY Shares	5,914

		217,303

	Energy — 10.9%
76	Aegean Marine Petroleum Network	2,929
103	Apache Corp.	11,034
338	Brasil EcoDiesel Industria (D)	1,307
148	Canadian Natural Resources Ltd.	10,869
2,463	Chesapeake Energy Corp. (G)	96,541
45	Chevron Corp.	4,228
40	Cie Gen Geophysique — SP ADR (D)	2,253
38	ConocoPhillips Holding Co.	3,329
86	Diamond Offshore Drilling, Inc. (G)	12,226
87	EOG Resources, Inc.	7,738
205	Exxon Mobil Corp.	19,225
3,100	First Resources Ltd. (D)	2,671
7,293	Halliburton Co. (G)	276,495
7	Hercules Offshore, Inc. (D)	159
30	Holly Corp.	1,522
738	Lundin Petroleum Ab (A)(D)	7,665
2	Nabors Industries Ltd. (D)	59
149	Newfield Exploration Co. (D)(G)	7,873
74	Noble Energy, Inc.	5,900
2,649	OAO Gazprom ADR	150,212
1,485	OMV AG (A)	119,845
74	Penn Virginia Corp. (G)	3,216
69	Petro-Canada	3,744
1,349	Petroleo Brasileiro S.A. ADR	155,528
4,362	Pride International, Inc. (D)(G)	147,862
141	Seadrill Ltd. (A)(D)	3,401
117	Sevan Marine ASA (A)(D)	1,753
220	Talisman Energy, Inc.	4,065
82	Tesoro Corp.	3,921
98	Total S.A. ADR	8,078
844	Transocean, Inc. (G)	120,913
44	UGI Corp.	1,191
1,041	Valero Energy Corp. (G)	72,923
2,389	Weatherford International Ltd. (D)(G)	163,855
97	Woodside Petroleum — SP	4,275
4,004	XTO Energy, Inc.	205,638

		1,644,443

	Finance — 17.3%
4,859	ACE Ltd.	300,183
224	Aercap Holdings N.V. (D)	4,679
82	Aetna, Inc.	4,751
70	Affiliated Managers Group, Inc. (D)(G)	8,246
17,000	Akbank T.A.S. (A)	125,558
268	Alternative Asset Management Acquisition Corp. (D)	2,789
375	AMBAC Financial Group, Inc. (G)	9,656
4,051	American International Group, Inc.	236,162
209	Augsburg Re AG (A)(D)(H)	—
32	Axis Capital Holdings Ltd.	1,242
1,647	Babcock and Brown Wind Partners (A)	2,442
110	Banco Bradesco S.A.	3,504
82	Banco Itau Holding Financeira S.A.	2,120
498	Bank of America Corp.	20,537
255,289	Bank of China Ltd. (A)	122,139
322	Bolsa De Mercadorias e Futuros (D)	4,518
80	Bovespa Holding S.A. (D)	1,542
1,968	Capital One Financial Corp. (G)	93,003
1,921	China Merchants Bank Co., Ltd. (A)	7,729
1,908	CIT Group, Inc. (G)	45,860
7,350	Citigroup, Inc. (G)	216,399
19	CME Group, Inc.	13,171
771	Countrywide Financial Corp. (G)	6,888
215	Covanta Holding Corp. (D)	5,950
615	Deutsche Boerse AG (A)	121,381
3,990	Discover Financial Services	60,170
52	Dollar Financial Corp. (D)(G)	1,593
624	E*Trade Financial Corp. (D)(G)	2,214
1,935	Eurocastle Investment Ltd. (A)	47,348
4,400	European Capital Ltd.	44,870
82	Everest Re Group Ltd.	8,223
84	Federal Home Loan Mortgage Corp.	2,872
2,363	Federal National Mortgage Association	94,467
216	Genesis Lease Ltd.	4,058
141	GLG Partners, Inc. (D)(G)	1,923
1,064	Goldman Sachs Group, Inc. (G)	228,727
278	Invesco Ltd. (G)	8,724
270	JP Morgan Chase & Co.	11,803
3,166	Julius Baer Holding Ltd. (A)	259,743
172	Lehman Brothers Holdings, Inc. (G)	11,256
485	Mastercard, Inc. (G)	104,458
379	MBIA, Inc. (G)	7,056
67	Merrill Lynch & Co., Inc.	3,570
141	MF Global Ltd. (D)	4,428
182	MGIC Investment Corp. (G)	4,078
116	Morgan Stanley	6,150
129	Oaktree Capital (D)(I)	4,192
260	PennantPark Investment Corp.	2,604
61	Platinum Underwriters Holdings Ltd.	2,166
4	PMI Group, Inc. (G)	56
106	PNC Financial Services Group, Inc.	6,945
1,039	Royal Bank of Scotland Group plc (A)	9,171
13,092	Shun Tak Holdings Ltd. (A)	20,463
3,136	Standard Chartered plc (A)	114,465
93	State Street Corp.	7,571
139	TD Ameritrade Holding Corp. (D)(G)	2,788
88	Thornburg Mortgage Asset Corp. (G)	811
366	UBS AG	16,820
878	UniCredito Italiano S.p.A. (A)	7,225
284	Washington Mutual, Inc.	3,871
1,520	Wellpoint, Inc. (D)	133,314

		2,610,642

	Health Care — 8.5%
129	Abbott Laboratories	7,255
224	Alkermes, Inc. (D)(G)	3,490
1,632	Amgen, Inc. (D)	75,804
240	Amylin Pharmaceuticals, Inc. (D)(G)	8,869

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Health Care — (continued)
601	Arena Pharmaceuticals, Inc. (D)(G)	$4,707
43	Astellas Pharma, Inc. (A)	1,852
486	Bristol-Myers Squibb Co.	12,889
77	Cardinal Health, Inc.	4,458
84	Charles River Laboratories International, Inc. (D)(G)	5,521
125	Cie Generale d’Optique Essilor International S.A. (A)(D)	7,979
159	Cooper Co., Inc. (G)	6,038
133	Coventry Health Care, Inc. (D)	7,904
49	Covidien Ltd.	2,170
3,295	CVS/Caremark Corp. (G)	130,984
99	Eisai Co., Ltd. (A)	3,886
1,177	Elan Corp. plc ADR (D)(G)	25,879
312	Eli Lilly & Co.	16,668
107	Emergency Medical Services (D)(G)	3,142
123	Forest Laboratories, Inc. (D)	4,498
400	Genentech, Inc. (D)	26,815
69	Genzyme Corp. (D)	5,166
1,119	Hengan International Group Co., Ltd. (A)	4,974
315	Impax Laboratories, Inc. (D)(G)	3,496
245	McKesson Corp.	16,037
3,500	Medtronic, Inc. (G)	175,945
310	Merck & Co., Inc.	18,014
2,276	Novavax, Inc. (D)(G)	7,578
153	Pharmaceutical Product Development, Inc.	6,185
739	Sanofi-Aventis S.A. (A)	67,617
175	Sanofi-Aventis S.A. ADR	7,948
133	Savient Pharmaceuticals, Inc. (D)	3,048
9,966	Schering-Plough Corp.	265,487
416	Shionogi & Co., Ltd. (A)	7,382
2,505	Teva Pharmaceutical Industries Ltd. ADR (G)	116,437
101	UCB S.A. (A)	4,590
93	Vertex Pharmaceuticals, Inc. (D)	2,165
4,688	Wyeth	207,172

		1,280,049

	Services — 2.9%
60	Accenture Ltd. Class A	2,147
9	Allied Waste Industries, Inc. (D)	95
199	Avis Budget Group, Inc. (D)	2,580
289	Bare Escentuals, Inc. (D)	7,006
368	BearingPoint, Inc. (D)(G)	1,041
99	CACI International, Inc. Class A (D)(G)	4,410
2,395	Cadence Design Systems, Inc. (D)(G)	40,741
622	Comcast Corp. Class A (D)(G)	11,350
604	Comcast Corp. Special Class A (D)(G)	10,943
231	Corrections Corp. of America (D)	6,829
475	DreamWorks Animation SKG, Inc. (D)(G)	12,143
75	Entercom Communications Corp.	1,032
1,511	Focus Media Holding Ltd. ADR (D)(G)	85,811
133	Giant Interactive Group, Inc. (D)(G)	1,729
30	Harvey Weinstein Master L.P. (A)(D)(H)	26,234
135	Iron Mountain, Inc. (D)(G)	4,979
22	ITT Educational Services, Inc. (D)	1,901
33	Jacobs Engineering Group, Inc. (D)	3,184
697	JumpTV, Inc. (D)	1,595
322	Live Nation, Inc. (D)(G)	4,675
96	Manpower, Inc. (G)	5,445
25	McGraw-Hill Cos., Inc.	1,100
124	Monster Worldwide, Inc. (D)(G)	4,018
4,500	News Corp. Class A	92,205
149	Perfect World Co., Ltd. ADR (D)	4,151
116	R.H. Donnelley Corp. (D)(G)	4,239
6,512	Shangri-La Asia Ltd. (A)	20,254
2,844	Sun Microsystems, Inc. (D)(G)	51,567
91	United Parcel Service, Inc. Class B	6,414
500	Walt Disney Co.	16,140
235	XM Satellite Radio Holdings, Inc. Class A (D)(G)	2,881

		438,839

	Technology — 21.4%
2,337	Altera Corp. (G)	45,153
3,054	Amdocs Ltd. (D)	105,254
42	Apple, Inc. (D)(G)	8,339
11,756	Applied Materials, Inc. (G)	208,781
42	Arris Group, Inc. (D)(G)	414
107	Arrow Electronics, Inc. (D)	4,215
174	ASML Holding N.V. (A)	5,509
5	ASML Holding N.V. ADR	163
3,094	AT&T, Inc. #	128,598
234	BEA Systems, Inc. (D)	3,693
145	BMC Software, Inc. (D)	5,179
40	Brasil Telecom S.A. ADR (G)	1,211
90	Broadcom Corp. Class A (D)	2,353
105	Canon, Inc. (A)(Q)	4,796
7,103	Cisco Systems, Inc. (D)	192,294
6	Clearwire Corp. (D)(G)	80
663	CMGI, Inc. (D)(G)	8,679
794	Cognex Corp. (G)	15,999
451	Corning, Inc.	10,814
31	Ctrip.com International Ltd.	1,787
84	Danaher Corp. (G)	7,353
340	EMC Corp. (D)	6,293
151	Emerson Electric Co.	8,533
170	Emulex Corp. (D)	2,766
531	Energy Focus, Inc. (D)	3,846
82	Equinix, Inc. (D)(G)	8,318
522	Evergreen Solar, Inc. (D)(G)	9,008
148	Fairchild Semiconductor International, Inc. (D)(G)	2,133
863	Flextronics International Ltd. (D)	10,410
120	FLIR Systems, Inc. (D)	3,756
6,475	General Electric Co. (G)	239,997
542	Google, Inc. (D)	374,647
4,828	Hewlett-Packard Co.	243,734
134	Hologic, Inc. (D)(G)	9,163
19,743	Hon Hai Precision Industry Co., Ltd. (A)	121,686
2,787	Intel Corp.	74,291
2,488	International Business Machines Corp. (G)	268,856
—	International Rectifier Corp. (D)(G)	14
78	JA Solar Holdings Co., Ltd. ADR (D)	5,459
379	JDS Uniphase Corp. (D)(G)	5,039
177	Koninklijke Philips Electronics N.V. (A)	7,580
236	LAM Research Corp. (D)(G)	10,198
70	LDK Solar Co., Ltd (D)	3,277
125	Leap Wireless International, Inc. (D)(G)	5,849
44	Logitech International S.A. (A)(D)	1,610

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
		Technology — (continued)
	257	Maxim Integrated Products, Inc.	$6,805
	2,634	McAfee, Inc. (D)	98,790
	1,542	Megacable Holdings — CPO (D)	5,237
	96	MEMC Electronic Materials, Inc. (D)	8,486
	476	MetroPCS Communications, Inc. (D)(G)	9,256
	1,940	Microsoft Corp. (G)	69,060
	363	Mitsubishi Electric Corp. (A)	3,760
	5,725	MTN Group Ltd. (A)	107,230
	260	Network Appliance, Inc. (D)	6,497
	24	Nokia Corp.	914
	343	Nokia Oyj (A)	13,160
	1,242	Nortel Networks Corp. (D)(G)	18,740
	44	NVIDIA Corp. (D)(G)	1,495
	207	O2Micro International Ltd. ADR (D)	2,387
	11,632	Oracle Corp. (D)(G)	262,653
	1,224	Orascom Telecom Holding SAE GDR	101,609
	4,061	Qualcomm, Inc.	159,796
	1,116	Raytheon Co. (G)	67,753
	28	Red Hat, Inc. (D)(G)	575
	27	Research In Motion Ltd. (D)	3,028
	123	Rockwell Collins, Inc.	8,845
	46	Roper Industries, Inc.	2,877
	77	SanDisk Corp. (D)	2,557
	242	SAVVIS, Inc. (D)(G)	6,746
	74	Shanda Interactive Entertainment Ltd. (D)	2,474
	75	Solar Cayman Ltd. (A)(D)(H)	1,029
	188	Sonus Networks, Inc. (D)(G)	1,094
	160	Sprint Nextel Corp. (G)	2,094
	37	Starent Networks Corp. (D)	677
	229	Symantec Corp. (D)(G)	3,698
	446	Telecity Group plc (D)	2,663
	1,721	Telefonaktiebolaget LM Ericsson (A)	4,028
	211	Telefonaktiebolaget LM Ericsson ADR	4,929
	70	Telefonica S.A. ADR	6,870
	151	Thomas & Betts Corp. (D)(G)	7,385
	165	THQ, Inc. (D)(G)	4,653
	100	Turkcell Iletisim Hizmetleri ADR	2,765
	132	VeriSign, Inc. (D)(G)	4,950
	147	Virgin Media, Inc.	2,520
	207	Vodafone Group plc ADR (G)	7,707
	39	Whirlpool Corp. (G)	3,175

			3,218,094

		Transportation — 0.9%
	561	All America Latina Logistica S.A.	7,255
	972	Burlington Northern Santa Fe Corp. (G)	80,883
	350	Delta Air Lines, Inc. (D)(G)	5,213
	65	Frontline Ltd. (A)	3,104
	45	Frontline Ltd. ADR	2,160
	78	General Dynamics Corp.	6,977
	176	Grupo Aeroportuario Del ADR	4,426
	62	Kirby Corp. (D)	2,900
	935	Northwest Airlines Corp. (D)	13,567
	55	UAL Corp. (D)(G)	1,965
	334	US Airways Group, Inc. (D)	4,913

			133,363

		Utilities — 0.9%
	199	American Electric Power Co., Inc.	9,245
	246	Exelon Corp.	20,051
	10,135	Iberdrola Renovables (D)	83,716
	71	Sunpower Corp. (D)(G)	9,206
	214	Suntech Power Holdings Co., Ltd. ADR (D)(G)	17,647

			139,865

		Total common stock (cost $12,157,698)	$13,848,154

WARRANTS — 1.1%
		Basic Materials — 0.5%
	3,053	TATA Steel Ltd. (H)(Q)	$72,465
		Utilities — 0.6%
	2,031	Suzlon Energy, Ltd. Acc (D)(H)	99,781

		Total warrants (cost $147,056)	$172,246

EXCHANGE TRADED FUNDS — 1.7%
		Finance — 1.7%
	2,407	Powershares QQQ	$123,335
	846	S & P 500 Depositary Receipt	123,752
	41	S & P Mid-Cap 400 Depositary Receipts (G)	6,359

		Total exchange traded funds (cost $257,599)	$253,446

PREFERRED STOCK — 0.0%
		Finance — 0.0%
	87	Thornburg Mortgage, Inc. (X)	$2,084

		Total preferred stock (cost $2,174)	$2,084
Principal
Amount (B)

CORPORATE BONDS: INVESTMENT GRADE — 0.2%
		Finance — 0.2%
		Augsburg Re AG
GBP	412	0.00%, 12/31/2049 (A)(H)(X)	135
		UBS Luxembourg S.A.
	$26,500	6.23%, 02/11/2015	26,261

		Total corporate bonds: investment grade (cost $27,552)	$26,396

		Total long-term investments (cost $12,592,079)	$14,302,326

SHORT-TERM INVESTMENTS — 12.7%
		Repurchase Agreements — 5.0%
		Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $178,686, collateralized by FNMA 5.00%, 2035, value of $182,213)
	$178,640	4.50% dated 12/31/2007	$178,640

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,610, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $1,643)
$1,609	1.35% dated 12/31/2007		$1,609
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $497,263, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $507,077)
497,134	4.75% dated 12/31/2007		497,134
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $70,132, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $71,516)
70,114	4.60% dated 12/31/2007		70,114

			747,497

Shares

	Securities Purchased with Proceeds from Security Lending — 7.7%
	Cash Collateral Reinvestment Fund:
1,166,436	Mellon GSL DBT II Collateral Fund (H)		1,166,436

	Total short-term investments (cost $1,913,933)		$1,913,933

	Total investments (cost $14,506,012) (C)	107.7%	$16,216,259
	Other assets and liabilities	(7.7)%	(1,158,520)

	Total net assets	100.0%	$15,057,739

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.63% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $14,549,642 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,443,056
Unrealized Depreciation	(776,439)

Net Unrealized Appreciation	$1,666,617

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $2,209,621, which represents 14.67% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $14,629, which represents 0.10% of total net assets.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2007 was $4,431.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

GBP	— British Pound

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2006	412	Augsburg Re AG, 0.00%, 12/31/2049 - 144A	$766
06/2006	209	Augsburg Re AG - 144A	67
06/2007	29,056	Buck Holdings L.P.	29,086
10/2005	30	Harvey Weinstein Master L.P. - Reg D	27,951
12/2006 – 12/2007	1,166,436	Mellon GSL DBT II Collateral Fund	1,166,436
03/2007	75	Solar Cayman Ltd.	1,121
12/2007	2,031	Suzlon Energy Acc - 144A	99,719
06/2006	3,053	TATA Steel Ltd. - 144A	47,337

The aggregate value of these securities at December 31, 2007 was $1,392,230 which represents 9.25% of total net assets.

The accompanying notes are an integral part of these financial statements.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$38	$38	01/02/08	$—
British Pound (Buy)	268	269	01/02/08	(1)
British Pound (Buy)	263	263	01/03/08	—
British Pound (Sell)	7,328	7,372	01/04/08	44
Canadian Dollar (Buy)	86	87	01/02/08	(1)
Canadian Dollar (Sell)	999	1,006	01/02/08	7
Canadian Dollar (Sell)	656	660	01/03/08	4
Euro (Buy)	938	921	01/02/08	17
Euro (Buy)	3,707	3,709	01/02/08	(2)
Euro (Sell)	35,637	35,651	01/02/08	14
Euro (Buy)	804	804	01/03/08	—
Euro (Sell)	14,311	14,396	01/03/08	85
Euro (Sell)	727,640	718,618	12/19/08	(9,022)
Hong Kong Dollar (Buy)	313	313	01/02/08	—
Hong Kong Dollar (Buy)	38	38	01/03/08	—
Japanese Yen (Buy)	70	68	01/07/08	2
Japanese Yen (Sell)	1,566	1,550	01/08/08	(16)
Norwegian Krone (Buy)	70	68	01/02/08	2
Norwegian Krone (Buy)	2,018	2,011	01/03/08	7
Norwegian Krone (Buy)	1,435	1,440	01/04/08	(5)
Singapore Dollar (Buy)	480	476	01/02/08	4
South African Rand (Buy)	40	40	01/04/08	—
South African Rand (Sell)	9,431	9,384	01/04/08	(47)
South African Rand (Sell)	54,431	54,485	01/07/08	54
Swedish Krona (Buy)	31	31	01/03/08	—
Swiss Franc (Buy)	209	208	01/03/08	1
Turkish New Lira (Sell)	6,725	6,713	01/02/08	(12)

				$(8,865)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2007

Percentage of
Country	Net Assets
Australia	0.6%

Austria	0.8

Belgium	0.3

Brazil	4.3

Canada	2.8

China	1.8

Egypt	0.7

Finland	0.1

France	0.7

Germany	1.1

Hong Kong	0.4

India	0.6

Ireland	0.2

Israel	0.8

Italy	0.1

Japan	0.8

Luxembourg	0.8

Mexico	0.1

Netherlands	0.1

Norway	0.1

Russia	1.1

South Africa	0.7

Spain	0.6

Sweden	0.2

Switzerland	2.8

Taiwan	0.8

Turkey	0.8

United Kingdom	4.4

United States	66.4

Short-Term Investments	12.7

Other Assets and Liabilities	(7.7)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Disciplined Equity HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 97.8%
	Basic Materials — 3.4%
266	Church & Dwight Co., Inc.	$14,356
51	Freeport McMoRan Copper & Gold, Inc.	5,204
247	Kimberly-Clark Corp.	17,120
244	Owens-Illinois, Inc. (D)	12,068
135	United States Steel Corp.	16,359

		65,107

	Capital Goods — 3.9%
20	Eaton Corp.	1,920
241	Northrop Grumman Corp.	18,936
467	Parker-Hannifin Corp.	35,166
1,100	Xerox Corp.	17,809

		73,831

	Consumer Cyclical — 8.8%
177	Abercrombie & Fitch Co. Class A	14,147
437	Altria Group, Inc.	33,019
277	BJ’s Wholesale Club, Inc. (D)	9,378
150	Costco Wholesale Corp.	10,443
445	Gap, Inc.	9,459
267	Kohl’s Corp. (D)	12,238
594	Kroger Co.	15,855
509	Lowe’s Cos., Inc.	11,520
160	Mosaic Co. (D)	15,104
402	Newell Rubbermaid, Inc.	10,409
417	NIKE, Inc. Class B	26,794

		168,366

	Consumer Staples — 3.8%
81	Bunge Ltd. Finance Corp.	9,371
268	PepsiCo, Inc.	20,333
646	Reynolds American, Inc. (G)	42,617

		72,321

	Energy — 11.5%
238	Chevron Corp.	22,175
667	ConocoPhillips Holding Co.	58,931
366	Exxon Mobil Corp.	34,272
259	Halliburton Co.	9,822
90	Hess Corp.	9,088
74	Marathon Oil Corp.	4,516
722	Occidental Petroleum Corp.	55,579
369	Valero Energy Corp. (U)	25,861

		220,244

	Finance — 22.3%
658	ACE Ltd.	40,651
179	Aetna, Inc.	10,351
451	Allied World Assurance Holdings Ltd.	22,612
687	Assurant, Inc. (G)(U)	45,947
579	Axis Capital Holdings Ltd.	22,556
1,114	Bank of America Corp.	45,980
90	Blackrock, Inc. (G)	19,512
88	Capital One Financial Corp.	4,178
212	CIT Group, Inc.	5,085
385	Everest Re Group Ltd.	38,674
228	Goldman Sachs Group, Inc.	48,945
328	Reinsurance Group of America, Inc. (G)	17,229
95	Ryder System, Inc.	4,452
201	Travelers Cos., Inc.	10,792
760	UnitedHealth Group, Inc.	44,238
496	Wellpoint, Inc. (D)	43,523

		424,725

	Health Care — 12.1%
340	Amylin Pharmaceuticals, Inc. (D)(G)	12,581
1,590	Bristol-Myers Squibb Co.	42,156
232	Cephalon, Inc. (D)(G)	16,655
154	Coventry Health Care, Inc. (D)	9,130
639	Eli Lilly & Co.	34,127
753	Forest Laboratories, Inc. (D)	27,447
193	Gilead Sciences, Inc. (D)	8,871
583	McKesson Corp.	38,212
1,401	Schering-Plough Corp.	37,331
101	Wyeth	4,472

		230,982

	Services — 5.0%
425	Accenture Ltd. Class A	15,306
128	Apollo Group, Inc. Class A (D)(G)	8,986
485	Autodesk, Inc. (D)	24,134
64	ITT Educational Services, Inc. (D)	5,449
220	Manpower, Inc.	12,529
183	Viacom, Inc. Class B (D)	8,046
647	Walt Disney Co.	20,888

		95,338

	Technology — 21.6%
60	Apple, Inc. (D)	11,905
963	Applied Materials, Inc.	17,094
1,128	AT&T, Inc.	46,869
295	CenturyTel, Inc. (G)	12,218
287	Danaher Corp.	25,146
94	Embarq Corp. (G)	4,666
951	Hewlett-Packard Co.	48,017
269	International Business Machines Corp.	29,036
314	Juniper Networks, Inc. (D)	10,418
399	KLA-Tencor Corp.	19,216
676	LAM Research Corp. (D)(U)	29,228
363	Lockheed Martin Corp. (U)	38,251
1,141	Microsoft Corp.	40,605
464	Network Appliance, Inc. (D)	11,571
1,876	Oracle Corp. (D)	42,365
476	Qualcomm, Inc.	18,723
363	Symantec Corp. (D)	5,862

		411,190

	Transportation — 0.3%
58	General Dynamics Corp.	5,126
	Utilities — 5.1%
417	Duke Energy Corp.	8,407
231	Entergy Corp.	27,549
130	Exelon Corp.	10,589
173	FirstEnergy Corp.	12,544
306	FPL Group, Inc.	20,720
181	NRG Energy, Inc. (D)(G)	7,862
107	Public Service Enterprise Group, Inc.	10,462

		98,133

	Total common stock (cost $1,662,650)	$1,865,363

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 8.8%
	Repurchase Agreements — 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $8,487, collateralized by FNMA 5.00%, 2035, value of $8,654)
$8,484	4.50% dated 12/31/2007		$8,484
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $77, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $78)
77	1.35% dated 12/31/2007		77
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $23,617, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $24,083)
23,611	4.75% dated 12/31/2007		23,611
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $3,331, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $3,397)
3,330	4.60% dated 12/31/2007		3,330

			35,502

Shares

	Securities Purchased with Proceeds from Security Lending — 6.7%
	Cash Collateral Reinvestment Fund:
128,807	Goldman Sachs FS Prime Obligation/Institutional Fund		128,807

Principal
Amount

	U.S. Treasury Bills — 0.2%
$125	3.10%, 03/06/2008 (M)(S)		$125
2,625	3.91%, 01/24/2008 (M)(S)		2,620
350	3.95%, 01/03/2008 (M)(S)		350

			3,095

	Total short-term investments (cost $167,401)		$167,404

	Total investments (cost $1,830,051) (C)	106.6%	$2,032,767
	Other assets and liabilities	(6.6)%	(126,238)

	Total net assets	100.0%	$1,906,529

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,830,097 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$255,265
Unrealized Depreciation	(52,595)

Net Unrealized Appreciation	$202,670

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Index	474	Long	Mar 2008	$(505)

* The number of contracts does not omit 000’s.

(U)	At December 31, 2007, securities valued at $17,167 and cash of $1,651 were designated to cover open call options written as follows (see Note 2h to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Assurant, Inc.	697	$70.00	Jan 2008	$30	$141
LAM Research Corp.	1,049	55.00	Jan 2008	5	47
Lockheed Martin Corp.	337	120.00	Jan 2008	4	47
Valero Energy Corp.	569	72.50	Jan 2008	48	58

				$87	$293

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Dividend and Growth HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.9%
	Basic Materials — 7.9%
236	AbitibiBowater, Inc. (G)	$4,862
1,315	Agrium, Inc.	94,934
1,429	Alcoa, Inc.	52,223
694	Companhia Vale do Rio Doce ADR (G)	22,669
2,393	E.I. DuPont de Nemours & Co.	105,504
1,955	International Paper Co.	63,316
702	Kimberly-Clark Corp.	48,684
948	Newmont Mining Corp.	46,300
1,157	Pentair, Inc.	40,258
769	Rhodia S.A. (D)(G)	29,121
1,317	Rohm & Haas Co.	69,867

		577,738

	Capital Goods — 4.3%
596	3M Co.	50,263
164	Caterpillar, Inc.	11,878
1,518	Deere & Co.	141,375
512	Illinois Tool Works, Inc.	27,429
1,141	Spirit Aerosystems Holdings, Inc. (D)	39,347
2,778	Xerox Corp.	44,971

		315,263

	Consumer Cyclical — 7.9%
1,325	Altria Group, Inc.	100,106
852	Avery Dennison Corp.	45,249
800	Home Depot, Inc.	21,547
1,831	Honda Motor Co., Ltd. ADR	60,686
982	Masco Corp.	21,219
1,287	McDonald’s Corp.	75,793
2,282	Staples, Inc.	52,650
2,152	Sysco Corp.	67,161
2,927	Wal-Mart Stores, Inc.	139,134

		583,545

	Consumer Staples — 6.3%
367	Bunge Ltd. Finance Corp. (G)	42,722
532	Coca-Cola Co.	32,618
788	Nestle S.A. ADR	90,215
1,484	PepsiCo, Inc.	112,598
1,908	Procter & Gamble Co.	140,101
1,312	Tyson Foods, Inc. Class A	20,116
595	Unilever N.V.	21,697

		460,067

	Energy — 18.4%
1,401	Anadarko Petroleum Corp.	92,038
3,050	Chevron Corp.	284,666
1,589	ConocoPhillips Holding Co.	140,326
1,612	EnCana Corp.	109,529
3,002	Exxon Mobil Corp.	281,282
912	Royal Dutch Shell plc	76,765
680	Schlumberger Ltd.	66,901
2,428	Total S.A. ADR (G)	200,512
1,879	XTO Energy, Inc.	96,493

		1,348,512

	Finance — 14.5%
1,143	ACE Ltd.	70,584
1,446	Allstate Corp.	75,509
1,647	American International Group, Inc.	96,003
3,363	Bank of America Corp.	138,761
935	Capital One Financial Corp.	44,193
2,407	Citigroup, Inc.	70,858
583	Federal Home Loan Mortgage Corp.	19,853
1,219	ING Groep N.V. ADR	47,447
514	Lincoln National Corp.	29,896
970	MBIA, Inc. (G)	18,078
581	Merrill Lynch & Co., Inc.	31,161
655	Morgan Stanley	34,776
555	PNC Financial Services Group, Inc.	36,455
452	Prudential Financial, Inc.	42,008
1,119	State Street Corp.	90,863
603	SunTrust Banks, Inc.	37,675
1,163	Synovus Financial Corp.	28,010
2,066	UBS AG	95,031
1,571	Wachovia Corp.	59,737

		1,066,898

	Health Care — 11.3%
2,379	Abbott Laboratories	133,558
1,038	AstraZeneca plc ADR	44,426
2,729	Bristol-Myers Squibb Co.	72,376
2,859	Eli Lilly & Co.	152,642
2,158	Medtronic, Inc.	108,498
1,465	Sanofi-Aventis S.A. ADR	66,688
4,674	Schering-Plough Corp.	124,518
831	Teva Pharmaceutical Industries Ltd. ADR	38,611
407	Walgreen Co.	15,502
1,705	Wyeth	75,326

		832,145

	Services — 6.7%
1,551	Accenture Ltd. Class A	55,875
1,265	Automatic Data Processing, Inc.	56,344
2,865	Comcast Corp. Class A (D)	52,313
1,455	Comcast Corp. Special Class A (D)	26,368
1,394	New York Times Co. Class A (G)	24,433
2,926	Time Warner, Inc.	48,315
922	United Parcel Service, Inc. Class B	65,211
1,283	Viacom, Inc. Class B (D)	56,330
896	Walt Disney Co.	28,910
2,299	Waste Management, Inc.	75,098

		489,197

	Technology — 14.9%
3,174	Applied Materials, Inc.	56,367
1,573	ASML Holding N.V. (G)	49,232
7,807	AT&T, Inc.	324,441
5,032	General Electric Co.	186,524
1,593	International Business Machines Corp.	172,236
660	Lockheed Martin Corp.	69,493
2,139	Maxim Integrated Products, Inc.	56,635
1,815	Microsoft Corp.	64,610
842	Qualcomm, Inc.	33,133
1,899	Verizon Communications, Inc.	82,952

		1,095,623

	Transportation — 1.0%
747	Royal Caribbean Cruises Ltd. (G)	31,694
3,313	Southwest Airlines Co.	40,416

		72,110

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Utilities — 5.7%
2,069	Dominion Resources, Inc.		$98,155
1,719	Exelon Corp.		140,366
1,664	FPL Group, Inc.		112,766
538	Progress Energy, Inc.		26,031
448	Veolia Environment ADR		40,768

			418,086

	Total common stock (cost $5,886,454)		$7,259,184

Principal
Amount

SHORT-TERM INVESTMENTS — 3.1%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $17,754, collateralized by FNMA 5.00%, 2035, value of $18,105)
$17,750	4.50% dated 12/31/2007		$17,750
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $160, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $163)
160	1.35% dated 12/31/2007		160
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $49,409, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $50,384)
49,396	4.75% dated 12/31/2007		49,396
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $6,968, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $7,106)
6,966	4.60% dated 12/31/2007		6,966

			74,272

Shares

	Securities Purchased with Proceeds from Security Lending — 2.1%
	Cash Collateral Reinvestment Fund:
154,323	Goldman Sachs FS Prime Obligation/Institutional Fund		154,323

	Total short-term investments (cost $228,595)		$228,595

	Total investments (cost $6,115,049) (C)	102.0%	$7,487,779
	Other assets and liabilities	(2.0)%	(143,628)

	Total net assets	100.0%	$7,344,151

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.82% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $6,122,502 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,608,226
Unrealized Depreciation	(242,949)

Net Unrealized Appreciation	$1,365,277

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Equity Income HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — 98.5%
	Basic Materials — 7.4%
81	Air Products and Chemicals, Inc.		$7,979
220	Dow Chemical Co.		8,678
121	E.I. DuPont de Nemours & Co.		5,335
53	International Paper Co.		1,705
85	Kimberly-Clark Corp.		5,880
66	PPG Industries, Inc.		4,650

			34,227

	Capital Goods — 2.7%
53	3M Co.		4,469
16	Deere & Co.		1,471
145	Trane, Inc.		6,764

			12,704

	Consumer Cyclical — 4.3%
172	Altria Group, Inc.		13,010
43	McDonald’s Corp.		2,533
114	Supervalu, Inc.		4,277

			19,820

	Consumer Staples — 8.0%
68	Colgate-Palmolive Co.		5,270
198	ConAgra Foods, Inc.		4,701
49	Diageo plc ADR		4,163
105	General Mills, Inc.		6,004
124	Kellogg Co.		6,478
119	Kraft Foods, Inc.		3,885
87	PepsiCo, Inc.		6,618

			37,119

	Energy — 17.4%
267	Chevron Corp.		24,928
250	ConocoPhillips Holding Co.		22,094
259	Exxon Mobil Corp.		24,255
50	Royal Dutch Shell plc ADR		4,154
60	Total S.A. ADR		4,956

			80,387

	Finance — 23.0%
112	ACE Ltd.		6,895
96	Allstate Corp.		5,014
411	Bank of America Corp.		16,971
115	Bank of New York Mellon Corp.		5,589
146	Chubb Corp.		7,995
344	Host Hotels & Resorts, Inc.		5,856
200	JP Morgan Chase & Co.		8,717
148	Lloyd’s TSB Group plc ADR		5,576
88	Morgan Stanley		4,674
137	PNC Financial Services Group, Inc.		8,986
199	UBS AG		9,168
395	US Bancorp		12,528
65	Wachovia Corp.		2,489
204	Wells Fargo & Co.		6,167

			106,625

	Health Care — 7.4%
123	Abbott Laboratories		6,929
108	Baxter International, Inc.		6,272
238	Bristol-Myers Squibb Co.		6,315
78	Eli Lilly & Co.		4,170
83	GlaxoSmithKline plc ADR		4,182
147	Wyeth		6,484

			34,352

	Services — 1.3%
59	R.R. Donnelley & Sons Co.		2,212
122	Waste Management, Inc.		3,979

			6,191

	Technology — 15.3%
556	AT&T, Inc.		23,105
100	Chunghwa Telecom Co., Ltd. ADR		2,115
619	General Electric Co.		22,950
265	Intel Corp.		7,057
133	Nokia Corp.		5,094
241	Verizon Communications, Inc.		10,519

			70,840

	Utilities — 11.7%
110	American Electric Power Co., Inc.		5,112
176	Consolidated Edison, Inc.		8,603
130	Dominion Resources, Inc.		6,153
23	Entergy Corp.		2,737
55	Exelon Corp.		4,476
213	FPL Group, Inc.		14,433
85	SCANA Corp.		3,575
230	Southern Co.		8,893

			53,982

	Total common stock (cost $397,052)		$456,247
Principal
Amount

SHORT-TERM INVESTMENTS — 1.2%
	Repurchase Agreements — 1.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,287, collateralized by FNMA 5.00%, 2035, value of $1,312)
$1,286	4.50% dated 12/31/2007		$1,286
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $12, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $12)
12	1.35% dated 12/31/2007		12
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $3,580, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $3,651)
3,579	4.75% dated 12/31/2007		3,579
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $505, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $515)
505	4.60% dated 12/31/2007		505

	Total short-term investments (cost $5,382)		$5,382

	Total investments (cost $402,434) (C)	99.7%	$461,629
	Other assets and liabilities	0.3%	1,484

	Total net assets	100.0%	$463,113

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.51% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $402,472 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$71,967
Unrealized Depreciation	(12,810)

Net Unrealized Appreciation	$59,157

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Fundamental Growth HLS Fund (formerly Hartford Focus HLS Fund)

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.8%
	Basic Materials — 5.4%
24	Barrick Gold Corp.	$1,009
41	Companhia Vale do Rio Doce ADR	1,333
17	Freeport McMoRan Copper & Gold, Inc.	1,752
7	Potash Corp. of Saskatchewan	950

		5,044

	Capital Goods — 4.5%
14	Caterpillar, Inc.	987
20	Deere & Co.	1,872
18	Northrop Grumman Corp.	1,415

		4,274

	Consumer Cyclical — 13.3%
16	Altria Group, Inc.	1,179
39	American Eagle Outfitters, Inc.	814
26	Best Buy Co., Inc. (G)	1,369
43	Coach, Inc. (D)	1,321
21	eBay, Inc. (D)	704
27	Gymboree Corp. (D)	829
31	Kohl’s Corp. (D)	1,401
32	NIKE, Inc. Class B	2,030
33	Oshkosh Truck Corp.	1,564
56	Staples, Inc.	1,299

		12,510

	Consumer Staples — 3.4%
20	PepsiCo, Inc.	1,548
22	Procter & Gamble Co.	1,630

		3,178

	Energy — 11.5%
22	Anadarko Petroleum Corp.	1,419
23	Apache Corp.	2,473
13	Devon Energy Corp.	1,129
12	EOG Resources, Inc.	1,098
30	Halliburton Co.	1,152
3	Petroleo Brasileiro S.A. ADR	346
16	Schlumberger Ltd.	1,525
12	Transocean, Inc.	1,720

		10,862

	Finance — 12.6%
27	Aflac, Inc.	1,710
32	American International Group, Inc.	1,877
42	Banco Itau Holding Financeira S.A.	1,084
3	Goldman Sachs Group, Inc.	688
71	Invesco Ltd.	2,234
35	MBIA, Inc. (G)	660
37	UnitedHealth Group, Inc.	2,171
16	Wellpoint, Inc. (D)	1,412

		11,836

	Health Care — 9.6%
35	Amgen, Inc. (D)	1,602
22	Covidien Ltd.	983
37	CVS/Caremark Corp.	1,471
24	Genentech, Inc. (D)	1,603
18	Medtronic, Inc.	915
28	St. Jude Medical, Inc. (D)	1,130
28	Teva Pharmaceutical Industries Ltd. ADR	1,292

		8,996

	Services — 3.9%
40	Manpower, Inc.	2,299
12	Priceline.com, Inc. (D)(G)	1,378

		3,677

	Technology — 33.0%
25	America Movil S.A.B. de C.V. ADR	1,559
8	Apple, Inc. (D)	1,585
68	Applied Materials, Inc.	1,215
30	AT&T, Inc.	1,263
8	China Mobile Ltd. ADR	678
79	Cisco Systems, Inc. (D)	2,149
61	Corning, Inc.	1,461
34	General Electric Co.	1,275
3	Google, Inc. (D)	2,213
48	Hewlett-Packard Co.	2,438
46	Infosys Technologies Ltd. ADR (G)	2,105
45	Intel Corp.	1,192
19	MEMC Electronic Materials, Inc. (D)	1,690
76	Microsoft Corp.	2,713
25	NII Holdings, Inc. Class B (D)	1,193
34	Nokia Corp.	1,298
88	Oracle Corp. (D)	1,980
25	Qualcomm, Inc.	995
10	Research In Motion Ltd. (D)	1,100
19	Thomas & Betts Corp. (D)	942

		31,044

	Utilities — 1.6%
18	Exelon Corp.	1,462

	Total common stock (cost $87,548)	$92,883

Principal
Amount

SHORT-TERM INVESTMENTS — 3.2%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $226, collateralized by FNMA 5.00%, 2035, value of $230)
$226	4.50% dated 12/31/2007	$226
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $2)
2	1.35% dated 12/31/2007	2
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $629, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $641)
628	4.75% dated 12/31/2007	628

The accompanying notes are an integral part of these financial statements.

Hartford Fundamental Growth HLS Fund (formerly Hartford Focus HLS Fund)

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $89, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $90)
$89	4.60% dated 12/31/2007		$89

			945

Shares

	Securities Purchased with Proceeds from Security Lending — 2.2%
	Cash Collateral Reinvestment Fund:
2,106	Goldman Sachs FS Prime Obligation/Institutional Fund		2,106

	Total short-term investments (cost $3,051)		$3,051

	Total investments (cost $90,599) (C)	102.0%	$95,934
	Other assets and liabilities	(2.0)%	(1,913)

	Total net assets	100.0%	$94,021

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.56% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $90,821 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,195
Unrealized Depreciation	(6,082)

Net Unrealized Appreciation	$5,113

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 60.2%
	Basic Materials — 3.9%
84	BHP Billiton plc (A)	$2,552
48	Cameco Corp.	1,891
71	Companhia Vale do Rio Doce ADR	2,329
18	Potash Corp. of Saskatchewan	2,548
28	Praxair, Inc.	2,457
47	Xstrata plc (A)	3,319

		15,096

	Capital Goods — 2.8%
17	Alstom RGPT (A)	3,649
27	Boeing Co. #	2,326
55	Gamesa Corporacion Tecnologica S.A. (A)	2,537
23	Vestas Wind Systems A/S (A)(D)	2,473

		10,985

	Consumer Cyclical — 4.5%
91	Arcandor AG (A)(D)	2,187
645	China Communications Construction Co., Ltd. (A)	1,668
31	Daimler AG (A)	2,972
17	LG Electronics, Inc. (A)(D)	1,815
9	Nintendo Co., Ltd. (A)	5,402
355	Tesco plc (A)	3,376

		17,420

	Consumer Staples — 2.7%
—	Japan Tobacco, Inc. (A)	2,738
9	Nestle S.A. (A)	3,933
63	Reckitt Benckiser Group plc (A)	3,634

		10,305

	Energy — 4.5%
20	Diamond Offshore Drilling, Inc.	2,868
38	Schlumberger Ltd. #	3,738
127	Seadrill Ltd. (A)(D)	3,060
40	Suncor Energy, Inc.	4,374
44	Ultra Petroleum Corp. (D)	3,146

		17,186

	Finance — 8.5%
363	Alibaba.com Ltd. (D)	1,286
92	Bolsa De Mercadorias e Futuros (D)	1,291
504	China Merchants Bank Co., Ltd. (A)	2,028
19	Deutsche Boerse AG (A) #	3,788
15	Erste Bank Der Oesterreichischen Sparkassen AG (A) #	1,024
11	Goldman Sachs Group, Inc. #	2,322
165	Invesco Ltd.	5,177
46	Julius Baer Holding Ltd. (A)	3,801
361	Man Group plc (A)	4,101
85	MF Global Ltd. (D)	2,672
37	National Bank of Greece (A)	2,506
126	Sun Hung Kai Properties Ltd. (A)	2,646

		32,642

	Health Care — 4.3%
124	Elan Corp. plc ADR (D)(G)	2,719
65	Gilead Sciences, Inc. (D)(G)	3,000
42	Monsanto Co. #	4,657
120	Schering-Plough Corp. #	3,189
73	St. Jude Medical, Inc. (D)	2,983

		16,548

	Services — 2.1%
60	Cognizant Technology Solutions Corp. (D)	2,030
46	Focus Media Holding Ltd. ADR (D)(G)	2,607
33	Las Vegas Sands Corp. (D)(G)	3,411

		8,048

	Technology — 21.6%
120	ABB Ltd. (A)	3,471
42	America Movil S.A.B. de C.V. ADR #	2,597
53	American Tower Corp. Class A (D)#	2,266
22	Apple, Inc. (D)	4,279
73	ASML Holding N.V. (A)	2,297
77	Broadcom Corp. Class A (D)	2,021
143	Cisco Systems, Inc. (D)#	3,882
127	Corning, Inc. #	3,049
41	Danaher Corp. #	3,624
98	Electronic Arts, Inc. (D)	5,701
12	Google, Inc. (D)#	8,505
50	Hewlett-Packard Co. #	2,544
34	Hologic, Inc. (D)	2,348
427	Hon Hai Precision Industry Co., Ltd. (A)	2,631
68	Logitech International S.A. (A)(D)	2,498
118	MetroPCS Communications, Inc. (D)	2,303
81	Microsoft Corp.	2,869
35	Millicom International Cellular S.A. (D)	4,163
105	Nokia Corp.	4,035
174	Oracle Corp. (D)#	3,929
78	Qualcomm, Inc.	3,065
12	Research In Motion Ltd. (D)	1,338
28	Siemens AG (A)	4,412
77	Sumco Corp. (A)	2,201
90	Telefonica S.A. (A)	2,905

		82,933

	Transportation — 1.4%
39	General Dynamics Corp.	3,488
50	Ryanair Holdings plc ADR (D)(G)	1,968

		5,456

	Utilities — 3.9%
375	Iberdrola Renovables (D)	3,097
19	Sunpower Corp. (D)	2,451
54	Suntech Power Holdings Co., Ltd. ADR (D)(G)	4,404
54	Veolia Environment S.A. (A)	4,877

		14,829

	Total common stock (cost $174,783)	$231,448

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 5.7%
	Finance — 5.7%
	Advanta Business Card Master Trust
$900	5.02%, 04/20/2011 (L)#	900

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount(B)			Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
		Finance — (continued)
		American Express Credit Account Master Trust
	$521	5.03%, 01/18/2011 (L)#	$521
		ARMS II
	84	5.38%, 09/10/2034 (L)	83
		Arran Residential Mortgages Funding
	320	5.25%, 04/12/2036 (I)(L)	320
		Banc of America Commercial Mortgage, Inc.
	660	5.35%, 09/10/2047 (L)	657
		Bank One Issuance Trust
	500	5.14%, 06/15/2011 (L)	500
		Bear Stearns Commercial Mortgage Securities, Inc.
	595	4.68%, 08/13/2039 #	587
	450	5.61%, 11/15/2033 #	462
		Capital Automotive Receivables Asset Trust
	193	5.23%, 02/15/2009 #	193
		Capital One Prime Automotive Receivables Trust
	620	5.05%, 04/15/2011 (L)#	618
		Collegiate Funding Services Education Loan Trust I
	312	4.85%, 09/28/2017 (L)	312
	51	4.86%, 09/29/2014 (L)	51
		Commercial Mortgage Asset Trust
	691	6.64%, 01/17/2032	702
		Crusade Global Trust
	158	5.05%, 06/17/2037 (L)#	157
	110	5.16%, 09/18/2034 (L)#	109
	48	5.37%, 01/16/2035 (L)	47
	61	5.41%, 01/17/2034 (L)	61
		CS First Boston Mortgage Securities Corp.
	450	3.94%, 05/15/2038 #	430
		European Loan Conduit
GBP	83	6.27%, 11/01/2029 (I)(L)	164
		Ford Credit Automotive Owner Trust
	1,130	5.36%, 04/15/2014 (L)	1,129
		Ford Credit Floorplan Master Owner Trust
	700	5.18%, 05/15/2010 (L)#	700
		GE Commercial Loan Trust
	800	5.26%, 07/19/2015 (I)(L)#	794
	409	5.26%, 04/19/2015 (I)(L)	407
		Goldman Sachs Mortgage Securities Corp. II
	110	5.77%, 03/06/2020 (I)(L)	104
		Gracechurch Mortgage Financing plc
	884	4.98%, 08/20/2032 (I)(L)	876
		Granite Master Issuer plc
	150	4.77%, 12/20/2030 (L)	149
		Harley-Davidson Motorcycle Trust
	117	5.06%, 06/15/2010 (I)	117
		Household Affinity Credit Card Master Note Trust I
	1,340	5.15%, 02/15/2010 (L)#	1,340
		Hyundai Automotive Receivables Trust
	358	5.25%, 09/15/2009	358
		Interstar Millennium Trust
	516	5.42%, 07/07/2034 (L)	496
		Kildare Securities Ltd.
	158	5.17%, 06/10/2014 (I)(L)	158
		Lanark Master Issuer plc
	683	5.05%, 07/22/2032 (I)(L)	681
		MBNA Credit Card Master Note Trust
	904	5.03%, 12/15/2010 (L)#	904
		Medallion Trust
	259	5.08%, 02/27/2039 (L)	251
	117	5.10%, 12/21/2033 (L)	115
	108	5.16%, 05/25/2035 (L)	107
		Merrill Lynch Mortgage Backed Securities
	953	5.80%, 08/25/2036 (L)	954
		Morgan Stanley Capital I
	375	5.23%, 09/15/2042 #	371
		National RMBS Trust
	330	5.04%, 03/20/2034 (L)	326
		New Century Home Equity Loan Trust
	12	5.15%, 03/25/2035 (L)	12
		Nomura Asset Securities Corp.
	231	6.59%, 03/15/2030 #	231
		Prudential Commercial Mortgage Trust
	570	4.49%, 02/11/2036 #	559
		Sequoia Mortgage Trust
	971	5.80%, 01/20/2038 (L)	972
		USAA Automotive Owner Trust
	1,050	5.04%, 04/15/2010 (L)	1,053
		Volkswagen Credit Automotive Master Trust
	895	4.97%, 07/20/2010 (L)#	894
		Wachovia Bank Commercial Mortgage Trust
	500	5.12%, 07/15/2042 #	491
		Wells Fargo Mortgage Backed Securities Trust
	148	5.10%, 03/25/2036 (L)	148
		Westpac Securitization Trust
	246	4.95%, 03/23/2036 (L)	235

		Total asset & commercial mortgage backed securities (cost $21,830)	$21,806

CORPORATE BONDS: INVESTMENT GRADE — 23.0%
		Basic Materials — 0.6%
		Bayer AG
EUR	550	4.90%, 05/25/2009 (L)	$804
GBP	350	5.63%, 05/23/2018	669
		Vale Overseas Ltd.
	770	6.25%, 01/23/2017 #	772

			2,245

		Capital Goods — 0.2%
		United Technologies Corp.
	595	5.19%, 06/01/2009 (L)#	591
		Xerox Corp.
	215	5.50%, 05/15/2012 #	219

			810

		Consumer Cyclical — 0.5%
		D.R. Horton, Inc.
	295	8.00%, 02/01/2009 #	287
		DaimlerChrysler NA Holdings Corp.
	485	4.88%, 06/15/2010 #	483
		Enterprise Inns plc
GBP	340	6.50%, 12/06/2018	698

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount(B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Consumer Cyclical — (continued)
		Honda Canada Finance, Inc.
CAD	530	5.68%, 09/26/2012	545

			2,013

		Consumer Staples — 0.6%
		Anheuser-Busch Cos., Inc.
	$170	5.50%, 01/15/2018 #	$173
		Cia Brasileira de Bebidas
	130	8.75%, 09/15/2013 #	148
	300	10.50%, 12/15/2011 #	349
		Diageo Capital plc
	430	5.20%, 01/30/2013 #	432
		Kellogg Co.
	325	5.13%, 12/03/2012 #	328
		Miller Brewing Co.
	500	4.25%, 08/15/2008 (I)#	498
		PepsiCo, Inc.
	395	4.65%, 02/15/2013 #	398

			2,326

		Energy — 0.9%
		Anadarko Petroleum Corp.
	510	5.39%, 09/15/2009 (L)#	502
		ConocoPhillips Australia Funding Co.
	684	5.34%, 04/09/2009 (L)#	683
		EnCana Corp.
	655	5.90%, 12/01/2017 #	670
		Pemex Project Funding Master Trust
	1,090	8.50%, 02/15/2008 #	1,093
		Petrobras International Finance Co.
	670	5.88%, 03/01/2018 #	667

			3,615

		Finance — 8.2%
		Abbey National Treasury Service
EUR	500	4.90%, 03/07/2008 (L)	731
		Ace INA Holdings
	435	5.70%, 02/15/2017 #	431
		Allied World Assurance
	260	7.50%, 08/01/2016 #	272
		AXA S.A.
GBP	160	7.13%, 12/15/2020	340
		Bank of America Corp.
EUR	785	4.71%, 11/20/2008 (L)#	1,144
		Berkshire Hathaway Finance Corp.
	500	5.30%, 01/11/2008 (G)(L)	500
		Boeing Capital Corp.
	450	4.75%, 08/25/2008 #	452
		Caisse Eparg ECR
EUR	1,050	4.66%, 07/17/2008 (L)	1,533
EUR	1,050	4.76%, 03/28/2008 (L)	1,534
		Caterpillar Financial Services Corp.
	325	4.85%, 12/07/2012 #	326
		Citigroup, Inc.
	750	6.00%, 08/15/2017 #	765
		Deutsche Bank AG
	670	5.00%, 10/12/2010 #	683
		Eaton Vance Corp.
	125	6.50%, 10/02/2017 #	131
		ERAC USA Finance Co.
	425	5.23%, 04/30/2009 (I)(L)#	423
		Export-Import Bank Korea
	925	5.50%, 10/17/2012 #	929
		General Electric Capital Corp.
	575	5.63%, 09/15/2017 #	590
		Goldman Sachs Group, Inc.
EUR	265	5.13%, 10/16/2014	373
	455	6.25%, 09/01/2017 #	473
		HBOS Treasury Services plc
	1,150	4.00%, 09/15/2009 (I)#	1,140
		HCP, Inc.
	565	6.70%, 01/30/2018 #	552
		HSBC Holdings plc
	815	6.50%, 09/15/2037 #	790
		International Lease Finance Corp.
	920	5.40%, 02/15/2012 #	928
		John Deere Bank S.A.
EUR	1,005	4.96%, 09/08/2008 (L)	1,469
		JP Morgan Chase Bank
	555	6.00%, 10/01/2017 #	564
		Korea Development Bank
	430	4.63%, 09/16/2010 #	426
		Lloyds TSB Bank plc
EUR	800	5.25%, 07/14/2008 #	1,172
		Metlife Global Funding
GBP	250	5.25%, 01/09/2014 #	485
		Mizuho Financial Group, Inc.
	525	5.79%, 04/15/2014 (I)#	549
		Morgan Stanley
	665	5.11%, 04/25/2008 (L)#	664
EUR	570	5.12%, 05/29/2008 (L)#	830
	505	5.95%, 12/28/2017	505
		National Australia Bank Ltd.
EUR	505	4.50%, 06/23/2016 (L)	714
		New York Life Global Funding
EUR	535	3.75%, 10/19/2009	769
		Nordea Bank Finland plc
EUR	225	5.83%, 03/26/2014 (L)	331
		Northern Trust Co.
GBP	350	5.38%, 03/11/2015	654
		Principal Life Income Funding
	290	5.03%, 11/15/2010 (L)#	284
		Royal Bank of Canada
EUR	1,000	4.70%, 02/27/2008 (L)#	1,461
		Royal Bank of Scotland Group plc
EUR	1,050	4.79%, 09/29/2008 (L)	1,532
		Southern Capital Corp.
	106	5.70%, 06/30/2022 (I)#	111
		Standard Chartered Bank
	425	6.40%, 09/26/2017 (I)#	432
		Temasek Financial I Ltd.
	1,145	4.50%, 09/21/2015 (I)#	1,114
		Travelers Property Casualty Corp.
	1,350	3.75%, 03/15/2008 #	1,346
		Unicredito Italiano Bank of Ireland
EUR	300	4.66%, 01/25/2008 (L)	439
		VTB Capital (Vneshtorgbank)
	565	5.51%, 08/01/2008 (I)(L)#	559

			31,450

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount(B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Foreign Governments — 8.1%
		Australian Government
AUD	460	6.00%, 02/15/2017	395
		Canadian Government
CAD	825	5.75%, 06/01/2033 #	1,051
		Chile (Republic of)
	$470	5.41%, 01/28/2008 (L)#	$470
		Denmark (Kingdom of)
DKK	3,676	6.00%, 11/15/2009	743
		Deutschland Bundesrepublic
EUR	2,895	3.75%, 01/04/2017	4,065
EUR	5,095	5.00%, 01/04/2012	7,678
EUR	765	5.25%, 07/04/2010	1,149
		French Government
EUR	4,130	3.50%, 07/12/2011	5,917
EUR	400	4.00%, 04/25/2013 #	579
EUR	685	5.00%, 10/25/2016 #	1,047
		Hellenic Republic
EUR	2,335	4.10%, 08/20/2012	3,375
		Japanese Government
JPY	34,506	1.00%, 06/10/2016	308
JPY	178,700	1.40%, 09/20/2011	1,630
		Polish Government
PLN	580	6.25%, 10/24/2015	239
		Singapore Government
SGD	725	3.63%, 07/01/2014	536
		South Africa (Republic of)
ZAR	2,750	8.25%, 09/15/2017	397
		Swedish Government
SEK	2,545	4.50%, 08/12/2015	399
		United Mexican States
	132	5.63%, 01/15/2017 #	134
	1,000	5.94%, 01/13/2009 (L)#	1,002

			31,114

		Health Care — 1.1%
		Amgen, Inc.
	1,390	5.13%, 11/28/2008 (I)(L)#	1,388
		AstraZeneca plc
	710	5.40%, 09/15/2012 #	734
		CVS Caremark Corp.
	375	5.42%, 06/01/2010 (L)#	371
	675	5.75%, 06/01/2017 #	679
		Schering-Plough Corp.
EUR	700	5.38%, 10/01/2014	1,005

			4,177

		Services — 0.6%
		Comcast Corp.
	530	5.45%, 11/15/2010 #	541
	800	5.54%, 07/14/2009 (L)#	797
		COX Communications, Inc.
	440	4.63%, 06/01/2013 #	421
		News America, Inc.
	235	6.15%, 03/01/2037 #	227
	430	6.63%, 01/09/2008 #	430

			2,416

		Technology — 1.5%
		Cingular Wireless Services, Inc.
	475	7.88%, 03/01/2011 #	514
		France Telecom S.A.
EUR	510	4.75%, 02/21/2017	701
		General Electric Co.
	630	5.00%, 02/01/2013 #	638
		IBM Corp.
	230	5.70%, 09/14/2017 #	238
		Siemens Finance
	1,330	4.92%, 08/14/2009 (I)(L)#	1,330
		Telecom Italia
EUR	300	5.38%, 01/29/2019 #	411
		Telecom Italia Finance S.A.
EUR	445	6.58%, 07/30/2009 #	662
		Time Warner Cable, Inc.
	935	5.85%, 05/01/2017 #	937
		Verizon New England, Inc.
	375	6.50%, 09/15/2011 #	394

			5,825

		Transportation — 0.1%
		CSX Corp.
	355	5.75%, 03/15/2013 #	359
		Utilities — 0.6%
		EDP Finance B.V.
	845	5.38%, 11/02/2012 (I)#	846
		Enel Finance International
	855	5.70%, 01/15/2013 (I)#	868
		NSTAR
	300	8.00%, 02/15/2010 #	321
		Virginia Electric & Power Co.
	185	5.95%, 09/15/2017 #	191

			2,226

		Total corporate bonds: investment grade (cost $85,413)	$88,576

U.S. GOVERNMENT AGENCIES — 9.5%
		Federal Home Loan Mortgage Corporation — 1.7%
		Mortgage Backed Securities:
	$335	5.50%, 2019 — 2020 #	$340
	4,201	5.50%, 2038 (Q)	4,192
	341	7.07%, 2029 (L)#	349

			4,881

		Remic — Pac’s:
	1,780	5.38%, 2036 (L)#	1,759

			6,640

		Federal National Mortgage Association — 7.2%
		Mortgage Backed Securities:
	979	4.72%, 2014 (L)#	982
	1,533	4.97%, 2013 #	1,555
	1,581	5.00%, 2019 — 2036	1,559
	3,007	5.00%, 2019 — 2035 #	2,990
	555	5.00%, 2038 (Q)	541
	2,064	5.50%, 2034 — 2036	2,062
	2,788	5.50%, 2034 — 2036 #	2,784
	13,000	5.50%, 2038 (Q)	12,984
	94	6.50%, 2013	98
	1,786	6.50%, 2036 #	1,836
	7	7.00%, 2029	8

			27,399

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT AGENCIES — (continued)
	Federal National Mortgage Association — (continued)
	Remic — Pac’s:
$393	5.27%, 2036 (L)		$387

			27,786

	Government National Mortgage Association — 0.6%
	Mortgage Backed Securities:
1,191	5.00%, 2035 #		1,174
387	6.00%, 2028 — 2035 #		398
56	6.50%, 2028 #		58
46	8.00%, 2029 — 2030 #		49

			1,679

	Remic — Pac’s:
391	7.50%, 2035		419

			2,098

	Total U.S. government agencies (cost $36,304)		$36,524

U.S. GOVERNMENT SECURITIES — 1.4%
	Other Direct Federal Obligations — 0.4%
	Federal Home Loan Bank:
$1,430	4.50%, 2009 #		$1,452
	U.S. Treasury Securities — 1.0%
	U.S. Treasury Notes:
2,380	4.13%, 2012 (S)		2,450
400	4.63%, 2016 (G)		419
1,035	4.88%, 2011 #		1,091

			3,960

	Total U.S. government securities (cost $5,285)		$5,412

	Total long-term investments (cost $323,615)		$383,766

SHORT-TERM INVESTMENTS — 6.4%
	Finance — 1.5%
	Barclays Bank plc
$1,085	5.20%, 03/10/2008		$1,087
	BNP Paribas
2,590	5.10%, 03/13/2008		2,593
	Calyon North America
1,080	5.06%, 03/12/2008		1,081
	UBS NY
1,080	5.10%, 03/13/2008		1,081

			5,842

	Repurchase Agreements — 2.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2,423, collateralized by FNMA 5.00%, 2035, value of $2,471)
2,422	4.50% dated 12/31/2007		2,422
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $22, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $22)
22	1.35% dated 12/31/2007		22
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $6,744, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $6,877)
6,742	4.75% dated 12/31/2007		6,742
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $951, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $970)
951	4.60% dated 12/31/2007		951

			10,137

Shares

	Securities Purchased with Proceeds from Security Lending — 2.2%
	Cash Collateral Reinvestment Fund:
8,466	Mellon GSL DBT II Collateral Fund (H)		8,466

	Total short-term investments (cost $24,438)		$24,445

	Total investments (cost $348,053) (C)	106.2%	$408,211
	Other assets and liabilities	(6.2)%	(23,989)

	Total net assets	100.0%	$384,222

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 50.84% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $348,264 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$64,859
Unrealized Depreciation	(4,912)

Net Unrealized Appreciation	$59,947

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $90,501, which represents 23.55% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $12,879, which represents 3.35% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2007 was $17,702.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	— Australian Dollar
CAD	— Canadian Dollar
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
PLN	— Polish New Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
12/2006 – 12/2007	8,466	Mellon GSL DBT II Collateral Fund	$8,466

The aggregate value of these securities at December 31, 2007 was $8,466 which represents 2.20% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	1	Short	Mar 2008	$—
3 Year Australian Bond	4	Short	Mar 2008	1
5 Year U.S. Treasury Note	62	Short	Apr 2008	(6)
10 Year Australian Bond	127	Long	Mar 2008	(47)
10 Year Canadian Bond	69	Short	Mar 2008	(17)
10 Year Japanese Bond	2	Short	Mar 2008	(11)
10 Year U.S. Treasury Note	32	Short	Mar 2008	(35)
90 Day Euro	22	Short	Mar 2008	(9)
DJ Euro STOXX 50	66	Short	Mar 2008	(59)
Eurex EURO-BOBL	24	Short	Mar 2008	25
Eurex EURO-BUND	7	Long	Mar 2008	—
Eurex EURO-BUXL	1	Long	Mar 2008	1
Eurex EURO-SCHATZ	14	Short	Mar 2008	15
FTSE 100 Index	26	Short	Mar 2008	(47)
Long Gilt	34	Short	Mar 2008	(84)
S&P 500 Index	166	Short	Mar 2008	(36)
S&P/TSE 60 Index	9	Short	Mar 2008	(30)
Topix Index	26	Short	Mar 2008	111
U.S. Long Bond	16	Long	Mar 2008	23

				$(205)

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$4,766	$4,725	03/19/08	$41
Australian Dollar (Buy)	1,081	1,089	03/19/08	(8)
Australian Dollar (Sell)	799	802	03/19/08	3
Australian Dollar (Sell)	1,266	1,250	03/19/08	(16)
British Pound (Buy)	6,624	6,790	03/19/08	(166)
British Pound (Sell)	11,974	12,360	03/19/08	386
British Pound (Sell)	506	504	03/19/08	(2)
British Pound (Sell)	1,918	1,945	03/20/08	27
British Pound (Sell)	1,381	1,375	03/20/08	(6)
Canadian Dollar (Buy)	1,855	1,805	03/19/08	50
Canadian Dollar (Sell)	3,401	3,407	03/19/08	6
Canadian Dollar (Sell)	2,499	2,454	03/19/08	(45)
Chinese Renminbi (Buy)	2,997	2,899	06/18/08	98
Chinese Renminbi (Sell)	2,997	2,929	06/18/08	(68)
Czech Koruna (Sell)	395	399	03/19/08	4
Danish Krone (Buy)	423	424	01/03/08	(1)
Danish Krone (Sell)	833	836	03/19/08	3
Euro (Buy)	261	261	01/03/08	—
Euro (Buy)	209	210	01/04/08	(1)
Euro (Buy)	2,541	2,504	03/19/08	37
Euro (Buy)	14,527	14,631	03/19/08	(104)
Euro (Sell)	57,991	58,932	03/19/08	941
Euro (Sell)	2,575	2,542	03/19/08	(33)
Euro (Sell)	4,255	4,182	03/20/08	(73)
Hungarian Forint (Buy)	218	217	03/19/08	1
Hungarian Forint (Buy)	251	252	03/19/08	(1)
Hungarian Forint (Sell)	216	216	03/19/08	—
Hungarian Forint (Sell)	165	161	03/19/08	(4)
Iceland Krona (Buy)	345	344	03/19/08	1
Iceland Krona (Buy)	334	338	03/19/08	(4)
Iceland Krona (Sell)	492	494	03/19/08	2
Iceland Krona (Sell)	549	543	03/19/08	(6)
Israeli New Shekel (Buy)	88	88	03/19/08	—
Israeli New Shekel (Sell)	190	189	03/19/08	(1)
Japanese Yen (Sell)	1,405	1,408	03/13/08	3
Japanese Yen (Sell)	2,156	2,137	03/13/08	(19)
Japanese Yen (Buy)	728	717	03/19/08	11
Japanese Yen (Buy)	1,691	1,719	03/19/08	(28)
Japanese Yen (Sell)	2,959	3,010	03/19/08	51
Japanese Yen (Sell)	2,203	2,177	03/19/08	(26)
Malaysian Ringgit (Buy)	2,966	2,924	03/19/08	42
Mexican Peso (Buy)	944	937	03/19/08	7
Mexican Peso (Sell)	944	936	03/19/08	(8)
New Zealand Dollar (Buy)	732	720	03/19/08	12
New Zealand Dollar (Sell)	1,815	1,783	03/19/08	(32)
Norwegian Krone (Buy)	1,445	1,437	03/19/08	8
Norwegian Krone (Buy)	728	731	03/19/08	(3)
Norwegian Krone (Sell)	11	11	03/19/08	—
Norwegian Krone (Sell)	1,423	1,401	03/19/08	(22)
Polish Zloty (Buy)	529	524	03/19/08	5
Polish Zloty (Sell)	695	687	03/19/08	(8)
Republic of Korea Won (Buy)	1,070	1,076	03/19/08	(6)

Republic of Korea Won (Sell)	50	50	03/19/08	—

Republic of Korea Won (Sell)	1,096	1,090	03/19/08	(6)

The accompanying notes are an integral part of these financial statements.

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Singapore Dollar (Sell)	$546	$538	03/19/08	$(8)
Slovakian Koruna (Buy)	31	32	03/19/08	(1)
Slovakian Koruna (Sell)	31	32	03/19/08	1
South African Rand (Buy)	81	80	03/19/08	1
South African Rand (Buy)	1,406	1,409	03/19/08	(3)
South African Rand (Sell)	865	866	03/19/08	1
South African Rand (Sell)	362	348	03/19/08	(14)
Swedish Krona (Buy)	722	711	03/19/08	11
Swedish Krona (Buy)	4,605	4,722	03/19/08	(117)
Swedish Krona (Sell)	5,031	5,108	03/19/08	77
Swiss Franc (Buy)	1,451	1,420	03/19/08	31
Swiss Franc (Buy)	1,460	1,491	03/19/08	(31)
Swiss Franc (Sell)	1,274	1,300	03/19/08	26

				$1,016

Diversification by Country
 as of December 31, 2007

Percentage of
Country	Net Assets
Australia	0.7%

Austria	0.3

Bermuda	0.8

Brazil	1.0

Canada	3.2

Chile	0.1

China	2.8

Denmark	0.8

Finland	1.1

France	5.2

Germany	7.4

Greece	1.6

Hong Kong	1.0

Ireland	1.3

Italy	0.1

Japan	3.2

Luxembourg	1.6

Mexico	1.0

Netherlands	1.2

Poland	0.1

Singapore	0.4

South Africa	0.1

South Korea	0.8

Spain	2.2

Sweden	0.1

Switzerland	3.6

Taiwan	0.7

United Kingdom	7.4

United States	50.0

Short-Term Investments	6.4

Other Assets and Liabilities	(6.2)

Total	100.0%

Forward Bonds Outstanding at December 31, 2007

						Unrealized
		Market	Contract	Delivery	Maturity	Appreciation/
Description	Transaction	Value (W)	Amount	Date	Date	(Depreciation)

Canadian Government, 4.00%	Buy	$1,035	$1,012	06/01/16	06/01/16	$23
Canadian Government, 5.75%	Sell	3,912	3,775	06/01/33	06/01/33	(137)
Deutschland Bundesrepublic, 3.75%	Buy	6,943	7,034	01/04/17	01/04/17	(91)
Deutschland Bundesrepublic, 4.00%	Buy	7,310	7,611	01/04/37	01/04/37	(301)
Deutschland Bundesrepublic, 5.50%	Buy	376	377	01/04/31	01/04/31	(1)
French Government, 3.50%	Buy	3,546	3,571	07/12/11	07/12/11	(25)
Japanese Government, 1.10%	Buy	1,737	1,764	12/10/16	12/10/16	(27)
Japanese Government, 1.70%	Sell	1,776	1,774	12/20/16	12/20/16	(2)
Japanese Government CPI Linked, 1.00%	Buy	3,782	3,842	06/10/16	06/10/16	(60)
Japanese Government, 1.20%	Buy	3,021	2,935	09/20/11	09/20/11	86
Japanese Government, 1.40%	Buy	6,849	6,673	06/22/09	06/22/09	176
Japanese Government, 1.50%	Buy	8,580	8,316	03/20/14	03/20/14	264
Japanese Government, 1.80%	Buy	3,230	3,223	06/20/17	06/20/17	7
Japanese Government, 1.90%	Sell	3,684	3,729	06/20/16	06/20/16	45
Japanese Government, 2.10%	Buy	3,466	3,402	09/20/25	09/20/25	64
U.S. Treasury, 3.50%	Sell	4,532	4,508	01/15/11	01/15/11	(24)
U.S. Treasury, 4.38%	Sell	4,866	4,855	08/15/12	08/15/12	(11)
U.S. Treasury, 4.50%	Sell	2,854	2,838	02/15/36	02/15/36	(16)
U.S. Treasury, 4.88%	Buy	6,834	6,836	08/15/09	08/15/09	(2)
U.S. Treasury, 5.00%	Buy	6,009	5,996	02/15/11	02/15/11	13
U.S. Treasury, 5.38%	Buy	1,594	1,603	02/15/31	02/15/31	(9)
UK Gilt Forward, 4.00%	Buy	2,006	2,056	09/07/16	09/07/16	(50)
UK Gilt Forward, 4.25%	Buy	2,430	2,520	03/07/36	03/07/36	(90)
United Kingdom Government, 5.00%	Buy	1,273	1,303	03/07/12	03/07/12	(30)

						$(198)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Global Communications HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 92.6%
	Brazil — 4.4%
33	Brasil Telecom S.A. ADR (G)	$1,011
16	Tele Norte Leste Participacoes S.A. ADR	310

		1,321

	Canada — 3.1%
47	Nortel Networks Corp. (D)	705
4	Telus Corp.	215

		920

	Egypt — 3.8%
7	Mobinil-Egyptian Mobile Service	249
11	Orascom Telecom Holding SAE GDR	888

		1,137

	France — 8.7%
59	France Telecom S.A. (A)	2,115
2	Iliad S.A. (A)	220
5	Neuf Cegtel (A)	263

		2,598

	Indonesia — 2.1%
15	P.T. Telekomunikasi Indonesia ADR (G)	626
	Israel — 3.7%
8	Cellcom Israel Ltd.	245
39	Partner Communications Co., Ltd. ADR	850

		1,095

	Japan — 1.5%
—	Okinawa Cellular Telephone Co. (A)	437
	Luxembourg — 6.1%
16	Millicom International Cellular S.A. (D)	1,828
	Mexico — 2.3%
202	Megacable Holdings — CPO (D)	685
	Morocco — 0.0%
1	Maroc Telecom (A)	13
	Norway — 6.3%
79	Telenor ASA (A)	1,865
	Russia — 13.8%
25	AFK Sistema GDR	1,052
11	Mobile Telesystems OJSC ADR	1,160
45	Vimpel-Communications ADR	1,889

		4,101

	South Africa — 4.8%
66	MTN Group Ltd. (A)	1,237
2	Telkom South Africa Ltd. ADR (G)	177

		1,414

	Spain — 7.3%
22	Telefonica S.A. ADR	2,186
	Taiwan — 2.1%
462	Taiwan Mobile Co., Ltd. (A)	615
	Turkey — 4.6%
50	Turkcell Iletisim Hizmetleri ADR (G)	1,373
	United Kingdom — 1.4%
48	Cable & Wireless plc (A)	177
97	Thus Group plc (A)(D)	253

		430

	United States — 16.6%
78	Arris Group, Inc. (D)	775
34	Atlantic Tele-Network, Inc.	1,152
14	CommScope, Inc. (D)	689
36	NII Holdings, Inc. Class B (D)	1,720
30	Time Warner Telecom, Inc. Class A (D)	599

		4,935

	Total common stock (cost $21,002)	$27,579

WARRANTS — 3.1%
	India — 3.1%
36	Citigroup Global Certificate — Bharti Televentures (H)	$907

	Total warrants (cost $273)	$907

PREFERRED STOCK — 2.2%
	Brazil — 2.2%
17	Telemar Norte Leste S.A.	$666

	Total preferred stock (cost $376)	$666

	Total long-term investments (cost $21,651)	$29,152

Principal
Amount

SHORT-TERM INVESTMENTS — 6.0%
	Repurchase Agreements — 0.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $6, collateralized by FNMA 5.00%, 2035, value of $7)
$6	4.50% dated 12/31/2007	$6
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $-, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $—)
—	1.35% dated 12/31/2007	—
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $18, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $18)
18	4.75% dated 12/31/2007	18
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $3, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $3)
3	4.60% dated 12/31/2007	3

		27

The accompanying notes are an integral part of these financial statements.

Shares

SHORT-TERM INVESTMENTS — (continued)
Shares

	Securities Purchased with Proceeds from Security Lending — 5.9%
	Cash Collateral Reinvestment Fund:
1,767	Goldman Sachs FS Prime Obligation/Institutional Fund		1,767

	Total short-term investments (cost $1,794)		$1,794

	Total investments (cost $23,445) (C)	103.9%	$30,946
	Other assets and liabilities	(3.9)%	(1,148)

	Total net assets	100.0%	$29,798

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 81.27% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $23,849 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,958
Unrealized Depreciation	(1,861)

Net Unrealized Appreciation	$7,097

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $7,195, which represents 24.15% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
08/2005	36	Citigroup Global Certificate — Bharti Televentures - 144A	$273

The aggregate value of these securities at December 31, 2007 was $907 which represents 3.04% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$54	$54	01/04/08	$—
South African Rand (Sell)	33	33	01/08/08	—

				$—

Diversification by Industry
 as of December 31, 2007

Percentage of
Industry	Net Assets
Communications Equipment Manufacturing	6.1%

Electrical Equipment Manufacturing — Component Other	3.2

Internet Providers & Web Search Portal	1.6

Other Telecommunications	37.6

Telecommunication Resellers	0.1

Wired Telecommunications Carriers	3.5

Wireless Communications Services	13.6

Wireless Telecommunications Carriers	32.2

Short-Term Investments	6.0

Other Assets and Liabilities	(3.9)

Total	100.0%

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Global Financial Services HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — 95.4%
	Australia — 1.9%
22	Westpac Banking Corp. (A)		$540
	Canada — 9.7%
15	Bank of Montreal		845
9	Bank of Nova Scotia		479
4	Canadian Imperial Bank of Commerce		257
19	Canadian Western Bank		605
30	First National Financial, Inc.		417
5	Gluskin Sheff Associates, Inc.		138

			2,741

	France — 3.0%
21	Axa S.A. (A)		846
	Germany — 2.6%
4	Muenchener Rueckversicherungs-Gesellschaft AG (A)		734
	Italy — 7.8%
111	Intesa Sanpaolo (A)		871
163	UniCredito Italiano S.p.A. (A)		1,341

			2,212

	Liechtenstein — 2.4%
3	Verwalt & Privat-Bank AG (A)		661
	Netherlands — 7.9%
36	Aegon N.V. (A)		628
30	ING Groep N.V. (A)		1,154
19	SNS Reaal (A)		436

			2,218

	Norway — 1.3%
27	Sparebanken Midt-Norge (A)		353
	South Africa — 1.6%
96	African Bank Investments, Ltd. (A)		463
	Switzerland — 13.5%
23	Julius Baer Holding Ltd. (A)		1,853
12	Paris RE Holdings Ltd. (D)		243
1	Swiss Life Holding (A)		304
31	UBS AG (A)		1,416

			3,816

	United Kingdom — 8.4%
167	Aberdeen Asset Management plc (A)		551
43	Lloyds TSB Group plc (A)		405
263	Old Mutual plc (A)		875
14	Standard Chartered plc (A)		529

			2,360

	United States — 35.3%
10	ACE Ltd.		630
2	Alleghany Corp. (D)		781
31	Bank of America Corp.		1,267
20	Capital One Financial Corp.		944
30	Citigroup, Inc.		893
12	Citizens Republic Bancorp, Inc.		175
16	Commerce Bancorp, Inc.		622
25	Discover Financial Services		377
46	Invesco Ltd.		1,458
32	Och-Ziff Capital Management Group		843
47	Popular, Inc. (G)		496
44	Sterling Financial Corp. (G)		714
17	Unum Group		414
11	Webster Financial Corp.		342

			9,956

	Total common stock (cost $24,775)		$26,900

PREFERRED STOCK — 1.9%
	Brazil — 1.9%
21	Banco Itau Holding		$534

	Total preferred stock (cost $385)		$534

	Total long-term investments (cost $25,160)		$27,434

Principal
Amount

SHORT-TERM INVESTMENTS — 3.9%
	Repurchase Agreements — 2.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $168, collateralized by FNMA 5.00%, 2035, value of $171)
$168	4.50% dated 12/31/2007		$168
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $2)
1	1.35% dated 12/31/2007		1
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $467, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $476)
467	4.75% dated 12/31/2007		467
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $66, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $67)
66	4.60% dated 12/31/2007		66

			702

Shares

	Securities Purchased with Proceeds from Security Lending — 1.4%
	Cash Collateral Reinvestment Fund:
400	Mellon GSL DBT II Collateral Fund (H)		400

	Total short-term investments (cost $1,102)		$1,102

	Total investments (cost $26,262) (C)	101.2%	$28,536
	Other assets and liabilities	(1.2)%	(326)

	Total net assets	100.0%	$28,210

The accompanying notes are an integral part of these financial statements.

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 61.95% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $26,294 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,032
Unrealized Depreciation	(1,790)

Net Unrealized Appreciation	$2,242

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $13,960, which represents 49.49% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
1/2007 – 12/2007	400	Mellon GSL DBT II Collateral Fund	$400

The aggregate value of these securities at December 31, 2007 was $400 which represents 1.42% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

South African Rand (Sell)	$30	$30	01/04/08	$—
South African Rand (Sell)	28	28	01/08/08	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of December 31, 2007

Percentage of
Industry	Net Assets
Commercial Banking	12.0%

Consumer Lending	1.6

Depository Credit Banking	23.0

Insurance Carriers	18.3

International Trade Financing (Foreign Banks)	18.1

Nondepository Credit Banking	4.7

Other Financial Investment Activities	7.4

Real Estate Credit (Mortgage Banking)	1.5

Securities, Commodities and Brokerage	10.7

Short-Term Investments	3.9

Other Assets and Liabilities	(1.2)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Growth HLS Fund (formerly Hartford Global Leaders HLS Fund)

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.5%
	Basic Materials — 6.5%
477	BHP Billiton plc (A)	$14,545
300	Cameco Corp.	11,923
398	Companhia Vale do Rio Doce ADR	12,990
99	Potash Corp. of Saskatchewan	14,252
156	Praxair, Inc.	13,856
269	Xstrata plc (A)	18,882

		86,448

	Capital Goods — 4.6%
94	Alstom RGPT (A)	20,149
151	Boeing Co.	13,180
305	Gamesa Corporacion Tecnologica S.A. (A)	14,093
130	Vestas Wind Systems A/S (A)(D)	14,086

		61,508

	Consumer Cyclical — 7.4%
522	Arcandor AG (A)(D)(G)	12,472
3,591	China Communications Construction Co., Ltd. (A)	9,284
172	Daimler AG (A)	16,697
95	LG Electronics, Inc. (A)(D)	10,081
52	Nintendo Co., Ltd. (A)	30,767
2,021	Tesco plc (A)	19,222

		98,523

	Consumer Staples — 4.4%
3	Japan Tobacco, Inc. (A)	15,450
48	Nestle S.A. (A)	22,027
364	Reckitt Benckiser Group plc (A)	21,143

		58,620

	Energy — 7.4%
115	Diamond Offshore Drilling, Inc. (G)	16,316
217	Schlumberger Ltd.	21,297
712	Seadrill Ltd. (A)(D)(G)	17,193
230	Suncor Energy, Inc. (G)	25,158
252	Ultra Petroleum Corp. (D)	18,011

		97,975

	Finance — 14.1%
2,059	Alibaba.com Ltd. (D)(G)	7,301
521	Bolsa De Mercadorias e Futuros (D)	7,319
2,845	China Merchants Bank Co., Ltd. (A)	11,446
110	Deutsche Boerse AG (A)(G)	21,807
93	Erste Bank Der Oesterreichischen Sparkassen AG (A)	6,593
62	Goldman Sachs Group, Inc.	13,355
935	Invesco Ltd.	29,332
265	Julius Baer Holding Ltd. (A)	21,756
2,047	Man Group plc (A)	23,239
499	MF Global Ltd. (D)	15,710
210	National Bank of Greece (A)	14,372
699	Sun Hung Kai Properties Ltd. (A)	14,681

		186,911

	Health Care — 7.0%
695	Elan Corp. plc ADR (D)	15,278
360	Gilead Sciences, Inc. (D)	16,577
233	Monsanto Co.	26,064
670	Schering-Plough Corp.	17,838
413	St. Jude Medical, Inc. (D)	16,797

		92,554

	Services — 3.4%
342	Cognizant Technology Solutions Corp. (D)	11,621
258	Focus Media Holding Ltd. ADR (D)(G)	14,669
185	Las Vegas Sands Corp. (D)(G)	19,064

		45,354

	Technology — 35.1%
685	ABB Ltd. (A)	19,751
235	America Movil S.A.B. de C.V. ADR	14,408
297	American Tower Corp. Class A (D)	12,636
122	Apple, Inc. (D)	24,186
403	ASML Holding N.V. (A)	12,713
435	Broadcom Corp. Class A (D)	11,379
795	Cisco Systems, Inc. (D)	21,512
718	Corning, Inc.	17,232
240	Danaher Corp.	21,093
553	Electronic Arts, Inc. (D)	32,283
69	Google, Inc. (D)	47,505
274	Hewlett-Packard Co.	13,811
191	Hologic, Inc. (D)	13,117
2,430	Hon Hai Precision Industry Co., Ltd. (A)	14,975
388	Logitech International S.A. (A)(D)	14,181
662	MetroPCS Communications, Inc. (D)(G)	12,876
452	Microsoft Corp.	16,088
199	Millicom International Cellular S.A. (D)(G)	23,494
598	Nokia Corp.	22,953
958	Oracle Corp. (D)	21,627
436	Qualcomm, Inc.	17,153
67	Research In Motion Ltd. (D)	7,598
158	Siemens AG (A)(G)	25,070
441	Sumco Corp. (A)(G)	12,532
512	Telefonica S.A. (A)	16,599

		466,772

	Transportation — 2.4%
228	General Dynamics Corp.	20,290
286	Ryanair Holdings plc ADR (D)(G)	11,268

		31,558

	Utilities — 6.2%
2,095	Iberdrola Renovables (D)	17,305
105	Sunpower Corp. (D)(G)	13,730
302	Suntech Power Holdings Co., Ltd. ADR (D)(G)	24,836
289	Veolia Environment S.A. (A)(G)	26,307

		82,178

	Total common stock (cost $983,406)	$1,308,401

The accompanying notes are an integral part of these financial statements.

Principal
Amount

SHORT-TERM INVESTMENTS — 13.5%
	Repurchase Agreements — 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $6,028, collateralized by FNMA 5.00%, 2035, value of $6,147)
$6,027	4.50% dated 12/31/2007		$6,027
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $54, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $55)
54	1.35% dated 12/31/2007		54
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $16,775, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $17,106)
16,771	4.75% dated 12/31/2007		16,771
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2,366, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $2,413)
2,365	4.60% dated 12/31/2007		2,365

			25,217

Shares

	Securities Purchased with Proceeds from Security Lending — 11.6%
	Cash Collateral Reinvestment Fund:
154,562	Navigator Prime Portfolio		154,562

	Total short-term investments (cost $179,779)		$179,779

	Total investments (cost $1,163,185) (C)	112.0%	$1,488,180
	Other assets and liabilities	(12.0)%	(159,549)

	Total net assets	100.0%	$1,328,631

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 55.91% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,163,922 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$345,028
Unrealized Depreciation	(20,770)

Net Unrealized Appreciation	$324,258

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $512,113, which represents 38.54% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Danish Krone (Buy)	$2,547	$2,551	01/03/08	$(4)
Euro (Buy)	1,606	1,607	01/03/08	(1)
Euro (Buy)	1,242	1,249	01/04/08	(7)

				$(12)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2007

Percentage of
Country	Net Assets
Austria	0.5%

Bermuda	1.3

Brazil	1.5

Canada	4.4

China	4.5

Denmark	1.1

Finland	1.7

France	3.5

Germany	5.7

Greece	1.1

Hong Kong	1.7

Ireland	2.0

Japan	4.4

Luxembourg	1.8

Mexico	1.1

Netherlands	1.0

South Korea	0.8

Spain	3.6

Switzerland	5.8

Taiwan	1.1

United Kingdom	7.3

United States	42.6

Short-Term Investments	13.5

Other Assets and Liabilities	(12.0)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Health HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.6%
	Data Processing Services — 0.4%
66	IMS Health, Inc.	$1,523
	Drugs & Druggists Sundries Wholesalers — 1.6%
99	McKesson Corp.	6,492
	Electromedical Manufacturing — 7.9%
115	Beckman Coulter, Inc.	8,365
452	Medtronic, Inc.	22,712

		31,077

	General Medical and Surgical Hospitals — 1.7%
575	Health Management Associates, Inc. Class A	3,438
62	Universal Health Services, Inc. Class B	3,190

		6,628

	Health and Personal Care Stores — 1.0%
86	Longs Drug Stores Corp.	4,061
	Individual and Family Services — 0.3%
110	Amil Participacoes S.A. (D)	1,005
	Insurance Carriers — 8.5%
142	Aetna, Inc.	8,198
102	Health Net, Inc. (D)	4,946
198	UnitedHealth Group, Inc.	11,517
104	Wellpoint, Inc. (D)	9,106

		33,767

	Medical and Diagnostic Laboratories — 0.7%
151	DiaSorin S.p.A. (A)(D)	2,946
	Medical Equipment & Supplies Manufacturing — 6.8%
67	Becton, Dickinson & Co.	5,600
153	Fresenius Medical Care AG ADR	8,044
190	St. Jude Medical, Inc. (D)	7,730
24	Synthes, Inc. (A)	3,039
199	Volcano Corp. (D)	2,489

		26,902

	Other Ambulatory Health Care Services — 0.2%
31	Odontoprev S.A.	761
	Other Textile Product Mills — 0.2%
93	Cremer S.A. (D)	860
	Pharmaceutical & Medicine Manufacturing — 57.7%
481	Abbott Laboratories	27,008
152	Amylin Pharmaceuticals, Inc. (D)	5,613
240	Astellas Pharma, Inc. (A)	10,413
189	AstraZeneca plc ADR	8,110
97	Barr Pharmaceuticals, Inc. (D)	5,124
212	Bristol-Myers Squibb Co.	5,630
130	Cephalon, Inc. (D)(G)	9,343
66	Cougar Biotechnology PIPE (A)(H)	1,948
447	Cytokinetics, Inc. (D)	2,112
401	Daiichi Sankyo Co., Ltd. (A)	12,323
251	Eisai Co., Ltd. (A)	9,831
410	Elan Corp. plc ADR (D)	9,003
139	Eli Lilly & Co.	7,400
164	Forest Laboratories, Inc. (D)	5,963
253	Gilead Sciences, Inc. (D)	11,641
91	H. Lundbeck A/S (A)(G)	2,437
138	Hospira, Inc. (D)	5,893
61	Ipsen (A)	3,703
110	Laboratorios Almiral S.A. (A)(D)	2,408
87	MGI Pharma, Inc. (D)	3,514
84	OSI Pharmaceuticals, Inc. (D)(G)	4,055
110	PharMerica Corp. (D)(G)	1,527
64	Profarma Distribuidora (D)	1,291
367	Progenics Pharmaceuticals, Inc. (D)(G)	6,633
254	Sanofi-Aventis S.A. ADR	11,557
747	Schering-Plough Corp.	19,908
559	Shionogi & Co., Ltd. (A)	9,911
140	Teva Pharmaceutical Industries Ltd. ADR	6,489
217	UCB S.A. (A)	9,841
166	Vertex Pharmaceuticals, Inc. (D)	3,847
85	Wyeth	3,756

		228,232

	Professional Services — Computer System Design and Related — 1.1%
170	Eclipsys Corp. (D)	4,313
	Scientific Research & Development Services — 11.5%
375	Applera Corp. — Celera Group (D)	5,956
250	Exelixis, Inc. (D)	2,153
135	Genentech, Inc. (D)	9,034
611	Human Genome Sciences, Inc. (D)(G)	6,376
276	Incyte Corp. (D)	2,777
222	Medicines Co. (D)	4,250
436	Millennium Pharmaceuticals, Inc. (D)	6,531
134	Regeneron Pharmaceuticals, Inc. (D)	3,246
725	Vermillion, Inc. (D)	580
7	WuXi PharmaTech Cayman, Inc. (D)(G)	207
361	ZymoGenetics, Inc. (D)(G)	4,212

		45,322

	Total common stock (cost $346,260)	$393,889

Principal
Amount

SHORT-TERM INVESTMENTS — 7.1%
	Repurchase Agreements — 0.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $398, collateralized by FNMA 5.00%, 2035, value of $406)
$398	4.50% dated 12/31/2007	$398
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $4, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $4)
4	1.35% dated 12/31/2007	4
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,109, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $1,131)
1,109	4.75% dated 12/31/2007	1,109

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $156, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $159)
$156	4.60% dated 12/31/2007		$156

			1,667

Shares

	Securities Purchased with Proceeds from Security Lending — 6.7%
	Cash Collateral Reinvestment Fund:
26,452	Goldman Sachs FS Prime Obligation/Institutional Fund		26,452

	Total short-term investments (cost $28,119)		$28,119

	Total investments (cost $374,379) (C)	106.7%	$422,008
	Other assets and liabilities	(6.7)%	(26,549)

	Total net assets	100.0%	$395,459

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.10% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $375,516 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$58,905
Unrealized Depreciation	(12,413)

Net Unrealized Appreciation	$46,492

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $68,800, which represents 17.40% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
12/14/07	66	Cougar Biotechnology PIPE	$1,920

The aggregate value of these securities at December 31, 2007 was $1,948 which represents 0.49% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2007

Percentage of
Country	Net Assets
Belgium	2.5%

Brazil	1.0

China	0.1

Denmark	0.6

France	3.9

Germany	2.0

Ireland	2.3

Israel	1.6

Italy	0.7

Japan	10.7

Spain	0.6

United Kingdom	2.1

United States	71.5

Short-Term Investments	7.1

Other Assets and Liabilities	(6.7)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Technology HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.9%
	Activities Related to Credit Banking — 3.2%
202	Western Union Co.	$4,892
	Business Support Services — 1.4%
56	Iron Mountain, Inc. (D)(G)	2,084
	Communications Equipment — 9.5%
234	Cisco Systems, Inc. (D)	6,345
202	Qualcomm, Inc.	7,949

		14,294

	Computer and Peripheral — 15.6%
16	Apple, Inc. (D)	3,169
157	Hewlett-Packard Co.	7,926
815	Hon Hai Precision Industry Co., Ltd. (A)	5,022
24	International Business Machines Corp.	2,627
187	Network Appliance, Inc. (D)	4,675

		23,419

	Electrical Equipment Manufacturing — Component Other — 4.5%
40	CommScope, Inc. (D)	1,949
204	Corning, Inc.	4,887

		6,836

	Employment Services — 1.2%
31	Manpower, Inc.	1,770
	Industrial Machinery — 1.1%
46	Varian Semiconductor Equipment Associates, Inc. (D)	1,706
	Industrial Machinery and Equipment Rental and Leasing — 2.6%
223	Comverse Technology, Inc. (D)	3,845
	Internet Providers & Web Search Portal — 0.7%
185	Telecity Group plc (D)	1,103
	Internet Publishing and Broadcasting — 1.2%
18	Equinix, Inc. (D)(G)	1,860
	Management, Scientific, and Technical Consulting Services — 2.4%
62	Accenture Ltd. Class A	2,237
42	Monster Worldwide, Inc. (D)(G)	1,345

		3,582

	On Line Information Services — 9.4%
21	Google, Inc. (D)	14,175
	Professional & Commercial Equipment — 1.9%
156	Ingram Micro, Inc. (D)	2,805
	Professional Services — Computer System Design and Related — 4.5%
80	Automatic Data Processing, Inc.	3,571
40	DST Systems, Inc. (D)(G)	3,269

		6,840

	Securities, Commodities and Brokerage — 0.0%
20	Alibaba.com Ltd. (D)	72
	Semiconductor, Electronic Component Manufacturing — 14.5%
135	Applied Materials, Inc.	$2,399
105	ASML Holding N.V. (A)	3,320
253	Intel Corp.	6,740
165	JDS Uniphase Corp. (D)(G)	2,189
101	LAM Research Corp. (D)(G)	4,375
104	Maxim Integrated Products, Inc.	2,764

		21,787

	Semiconductor, Electronic Components — 2.9%
51	Broadcom Corp. Class A (D)	1,328
117	Fairchild Semiconductor International, Inc. (D)	1,694
149	ON Semiconductor Corp. (D)(G)	1,321

		4,343

	Software Publishers — 19.4%
30	BMC Software, Inc. (D)	1,055
133	Electronic Arts, Inc. (D)	7,769
422	Microsoft Corp.	15,034
101	Red Hat, Inc. (D)(G)	2,113
27	Temenos Group AG (A)(D)	665
67	VeriSign, Inc. (D)(G)	2,505

		29,141

	Wholesalers — Electrical and Electronic Merchandise — 1.7%
25	LG Electronics, Inc. (A)(D)	2,619
	Wireless Communications Services — 0.2%
51	Sonus Networks, Inc. (D)(G)	295

	Total common stock (cost $133,950)	$147,468

EXCHANGE TRADED FUNDS — 1.3%
	Other Investment Pools and Funds — 1.3%
33	Ishares Goldman Sachs Tech I Index Fund	$1,978

	Total exchange traded funds (cost $1,994)	$1,978

	Total long-term investments (cost $135,944)	$149,446

Principal
Amount

SHORT-TERM INVESTMENTS — 12.5%
	Repurchase Agreements — 1.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $609, collateralized by FNMA 5.00%, 2035, value of $621)
$609	4.50% dated 12/31/2007	$609
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $5, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $6)
5	1.35% dated 12/31/2007	5

The accompanying notes are an integral part of these financial statements.

Principal
Amount

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,694, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $1,728)
$1,694	4.75% dated 12/31/2007		$1,694
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $239, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $244)
239	4.60% dated 12/31/2007		239

			2,547

	Securities Purchased with Proceeds from Security Lending — 10.8%
	Cash Collateral Reinvestment Fund:
16,216	Goldman Sachs FS Prime Obligation/Institutional Fund		16,216

	Total short-term investments (cost $18,763)		$18,763

	Total investments (cost $154,707) (C)	111.7%	$168,209
	Other assets and liabilities	(11.7)%	(17,606)

	Total net assets	100.0%	$150,603

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.50% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $155,292 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,806
Unrealized Depreciation	(5,889)

Net Unrealized Appreciation	$12,917

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $11,626, which represents 7.72% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$49	$49	01/03/08	$—
Euro (Sell)	77	77	01/03/08	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2007

Percentage of
Country	Net Assets
Hong Kong	0.1%

Netherlands	2.2

South Korea	1.7

Switzerland	0.5

Taiwan	3.3

United Kingdom	0.7

United States	90.7

Short-Term Investments	12.5

Other Assets and Liabilities	(11.7)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Growth HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.6%
	Basic Materials — 9.6%
133	Agrium, Inc.	$9,579
133	Cameco Corp.	5,290
162	Companhia Vale do Rio Doce ADR (G)	5,306
62	Consol Energy, Inc.	4,447
70	Freeport McMoRan Copper & Gold, Inc.	7,139
52	Potash Corp. of Saskatchewan	7,531
74	Steel Dynamics, Inc.	4,420
55	United States Steel Corp.	6,635
134	Vedanta Resources plc (A)	5,453

		55,800

	Capital Goods — 5.1%
354	ABB Ltd. ADR	10,201
48	Deere & Co.	4,459
111	Gamesa Corporacion Tecnologica S.A. (A)	5,158
71	Honeywell International, Inc.	4,358
122	International Game Technology	5,378

		29,554

	Consumer Cyclical — 4.8%
49	Foster Wheeler Ltd. (D)	7,632
130	Kohl’s Corp. (D)	5,974
133	NIKE, Inc. Class B	8,539
151	Supervalu, Inc.	5,676

		27,821

	Consumer Staples — 1.5%
12	Nestle S.A. (A)	5,547
45	Procter & Gamble Co.	3,332

		8,879

	Energy — 5.0%
109	EOG Resources, Inc.	9,686
92	Halliburton Co.	3,484
71	Transocean, Inc.	10,143
76	Ultra Petroleum Corp. (D)	5,433

		28,746

	Finance — 10.3%
124	AON Corp.	5,929
165	Banco Itau Holding Financeira S.A. (G)	4,279
13	CME Group, Inc.	8,678
46	Franklin Resources, Inc.	5,251
39	Goldman Sachs Group, Inc.	8,482
244	Invesco Ltd. (G)	7,652
230	MF Global Ltd. (D)(G)	7,245
48	Wellpoint, Inc. (D)	4,239
324	Western Union Co.	7,871

		59,626

	Health Care — 11.4%
191	Abbott Laboratories	10,747
232	Elan Corp. plc ADR (D)(G)	5,106
76	Genentech, Inc. (D)	5,102
86	Gilead Sciences, Inc. (D)	3,954
85	McKesson Corp.	5,552
194	Merck & Co., Inc.	11,299
86	Monsanto Co.	9,637
303	Schering-Plough Corp.	8,077
142	Teva Pharmaceutical Industries Ltd. ADR	6,588

		66,062

	Services — 10.0%
143	Accenture Ltd. Class A	5,147
111	Apollo Group, Inc. Class A (D)	7,818
86	Autodesk, Inc. (D)	4,295
145	Automatic Data Processing, Inc.	6,452
301	Cadence Design Systems, Inc. (D)	5,125
97	Cognizant Technology Solutions Corp. (D)	3,308
68	Fluor Corp. (G)	9,902
152	Focus Media Holding Ltd. ADR (D)(G)	8,622
168	Viacom, Inc. Class B (D)	7,397

		58,066

	Technology — 36.1%
341	Altera Corp. (G)	6,592
66	America Movil S.A.B. de C.V. ADR	4,043
77	Apple, Inc. (D)	15,155
136	AT&T, Inc.	5,636
77	BMC Software, Inc. (D)	2,744
186	Cisco Systems, Inc. (D)	5,033
65	Danaher Corp.	5,685
197	Electronic Arts, Inc. (D)	11,490
29	Google, Inc. (D)	20,157
206	Hewlett-Packard Co.	10,388
111	Hologic, Inc. (D)(G)	7,618
331	Intel Corp.	8,829
199	Linear Technology Corp. (G)	6,333
66	Lockheed Martin Corp.	6,896
162	McAfee, Inc. (D)	6,090
51	MEMC Electronic Materials, Inc. (D)	4,501
213	MetroPCS Communications, Inc. (D)	4,142
707	Microsoft Corp.	25,161
208	Network Appliance, Inc. (D)	5,191
156	Nokia Corp.	5,980
571	Oracle Corp. (D)	12,898
236	Qualcomm, Inc.	9,304
27	Research In Motion Ltd. (D)	3,113
64	Siemens AG	10,044
156	VeriSign, Inc. (D)(G)	5,875

		208,898

	Transportation — 1.6%
101	General Dynamics Corp.	8,993
	Utilities — 3.2%
569	Iberdrola Renovables (D)	4,700
34	Sunpower Corp. (D)	4,446
114	Suntech Power Holdings Co., Ltd. ADR (D)(G)	9,385

		18,531

	Total common stock (cost $483,059)	$570,976

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 9.3%
	Repurchase Agreements — 0.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,191, collateralized by FNMA 5.00%, 2035, value of $1,215)
$1,191	4.50% dated 12/31/2007		$1,191
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $11, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $11)
11	1.35% dated 12/31/2007		11
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $3,315, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $3,380)
3,314	4.75% dated 12/31/2007		3,314
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $468, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $477)
467	4.60% dated 12/31/2007		467

			4,983

Shares

	Securities Purchased with Proceeds from Security Lending — 8.4%
	Cash Collateral Reinvestment Fund:
48,910	Mellon GSL DBT II Collateral Fund (H)		48,910

	Total short-term investments (cost $53,893)		$53,893

	Total investments (cost $536,952) (C)	107.9%	$624,869
	Other assets and liabilities	(7.9)%	(45,897)

	Total net assets	100.0%	$578,972

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 20.02% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $537,938 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$96,956
Unrealized Depreciation	(10,025)

Net Unrealized Appreciation	$86,931

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $16,158, which represents 2.79% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
12/2006 – 12/2007	48,910	Mellon GSL DBT II Collateral Fund	$48,910

The aggregate value of these securities at December 31, 2007 was $48,910 which represents 8.45% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Growth Opportunities HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 98.5%
	Basic Materials — 13.7%
327	Arch Coal, Inc. (G)	14,691
472	Cameco Corp.	18,806
562	Companhia Vale do Rio Doce ADR	18,371
334	Consol Energy, Inc.	23,916
160	FMC Corp.	8,714
217	Freeport McMoRan Copper & Gold, Inc.	22,240
415	Hercules, Inc.	8,030
745	Jarden Corp. (D)	17,595
2,476	Kingboard Chemical Holdings Ltd. (A)	14,628
432	Owens-Illinois, Inc. (D)	21,374
47	Rio Tinto plc ADR	19,609
393	Steel Dynamics, Inc.	23,381
173	United States Steel Corp.	20,905

		232,260

	Capital Goods — 6.7%
235	Boeing Co.	20,579
146	Cummins, Inc.	18,647
237	Flowserve Corp.	22,785
295	Honeywell International, Inc.	18,188
388	Kennametal, Inc.	14,690
457	Pall Corp.	18,434

		113,323

	Consumer Cyclical — 7.8%
218	Altria Group, Inc.	16,446
539	Dick’s Sporting Goods, Inc. (D)	14,949
998	Gap, Inc.	21,229
372	Kohl’s Corp. (D)	17,047
485	Liz Claiborne, Inc.	9,865
616	Newell Rubbermaid, Inc.	15,942
309	PACCAR, Inc.	16,818
537	Supervalu, Inc.	20,156

		132,452

	Consumer Staples — 1.3%
598	Unilever N.V. NY Shares	21,811
	Energy — 9.7%
727	Chesapeake Energy Corp.	28,494
272	EOG Resources, Inc.	24,303
119	Husky Energy, Inc.	5,372
208	Lukoil ADR (G)	17,804
315	Noble Corp.	17,795
316	OAO Gazprom ADR	17,934
104	Transocean, Inc.	14,852
238	Ultra Petroleum Corp. (D)	17,031
405	XTO Energy, Inc.	20,801

		164,386

	Finance — 9.5%
302	Aetna, Inc.	17,452
638	Aircastle Ltd.	16,785
80	Blackrock, Inc. (G)	17,344
685	Covanta Holding Corp. (D)	18,958
851	Cyrela Brazil Realty S.A.	11,575
587	Invesco Ltd. (G)	18,430
362	UnitedHealth Group, Inc.	21,039
204	Wellpoint, Inc. (D)	17,862
858	Western Union Co.	20,837

		160,282

	Health Care — 9.7%
484	Alkermes, Inc. (D)(G)	7,541
437	Amylin Pharmaceuticals, Inc. (D)(G)	16,150
408	Auxilium Pharmaceuticals, Inc. (D)(G)	12,248
325	Cephalon, Inc. (D)(G)	23,336
348	Charles River Laboratories International, Inc. (D)	22,879
646	Elan Corp. plc ADR (D)	14,203
288	Merck & Co., Inc.	16,747
351	Pharmaceutical Product Development, Inc.	14,181
917	Schering-Plough Corp.	24,429
707	Shionogi & Co., Ltd. (A)	12,533

		164,247

	Services — 6.2%
498	DreamWorks Animation SKG, Inc. (D)	12,719
463	Focus Media Holding Ltd. ADR (D)(G)	26,326
535	Iron Mountain, Inc. (D)	19,802
117	Micros Systems (D)	8,187
816	Tetra Technologies, Inc. (D)	17,542
477	Viacom, Inc. Class B (D)	20,928

		105,504

	Technology — 30.6%
862	Activision, Inc. (D)	25,595
107	Apple, Inc. (D)	21,175
282	BMC Software, Inc. (D)	10,058
545	Citrix Systems, Inc. (D)	20,715
424	Electronic Arts, Inc. (D)	24,743
219	Equinix, Inc. (D)(G)	22,084
507	FLIR Systems, Inc. (D)(G)	15,857
152	Garmin Ltd. (G)	14,734
65	Google, Inc. (D)	45,154
343	Hewlett-Packard Co.	17,294
375	Hologic, Inc. (D)(G)	25,726
216	Lockheed Martin Corp.	22,757
471	Logitech International S.A. (A)(D)	17,196
511	McAfee, Inc. (D)	19,178
296	MEMC Electronic Materials, Inc. (D)	26,211
944	Microsoft Corp.	33,610
643	Network Appliance, Inc. (D)	16,039
412	Nuance Communications, Inc. (D)(G)	7,687
235	NVIDIA Corp. (D)	7,993
1,088	O2Micro International Ltd. ADR (D)	12,551
1,115	Oracle Corp. (D)	25,183
748	Qualcomm, Inc.	29,426
427	SanDisk Corp. (D)	14,167
194	Telefonica S.A. ADR	18,893
614	VeriSign, Inc. (D)	23,081

		517,107

	Utilities — 3.3%
168	Sunpower Corp. (D)(G)	21,880
409	Suntech Power Holdings Co., Ltd. ADR (D)(G)	33,685

		55,565

	Total common stock (cost $1,398,605)	$1,666,937

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — 10.4%
	Repurchase Agreements — 1.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $6,256, collateralized by FNMA 5.00%, 2035, value of $6,380)
$6,255	4.50% dated 12/31/2007		$6,255
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $56, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $58)
56	1.35% dated 12/31/2007		56
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $17,410, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $17,754)
17,405	4.75% dated 12/31/2007		17,405
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2,455, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $2,504)
2,455	4.60% dated 12/31/2007		2,455

			26,171

Shares

	Securities Purchased with Proceeds from Security Lending — 8.9%
	Cash Collateral Reinvestment Fund:
150,093	Goldman Sachs FS Prime Obligation/Institutional Fund		150,093

	Total short-term investments (cost $176,264)		$176,264

	Total investments (cost $1,574,869) (C)	108.9%	$1,843,201
	Other assets and liabilities	(8.9)%	(150,167)

	Total net assets	100.0%	$1,693,034

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.87% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,576,402 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$300,403
Unrealized Depreciation	(33,604)

Net Unrealized Appreciation	$266,799

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $44,357, which represents 2.62% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Hong Kong Dollar (Buy)	$408	$408	01/02/08	$—
Hong Kong Dollar (Buy)	398	398	01/03/08	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 1.3%
	Finance — 0.4%
	CBA Commercial Small Balance Commercial Mortgage
$22,563	9.75%, 01/25/2039 (H)(P)	$2,256
	Soundview NIM Trust
2,490	8.25%, 12/25/2036 (H)	498

		2,754

	Transportation — 0.9%
	Continental Airlines, Inc.
1,295	6.80%, 08/02/2018	1,230
2,624	7.37%, 12/15/2015	2,525
2,154	8.39%, 11/01/2020	2,144

		5,899

	Total asset & commercial mortgage backed securities (cost $10,312)	$8,653

CORPORATE BONDS: INVESTMENT GRADE — 1.4%
	Services — 1.4%
	Clear Channel Communications, Inc.
$9,500	7.65%, 09/15/2010	$9,758

	Total corporate bonds: investment grade (cost $9,602)	$9,758

CORPORATE BONDS: NON-INVESTMENT GRADE — 76.7%
	Basic Materials — 8.4%
	Abitibi-Consolidated, Inc.
$3,420	8.49%, 06/15/2011 (L)#	$2,702
	AK Steel Corp.
3,725	7.75%, 06/15/2012 (G)	3,744
	Aleris International, Inc.
3,650	9.00%, 12/15/2014	3,048
	Berry Plastics Holding Co.
2,000	8.87%, 09/15/2014 (G)(L)	1,870
	Bowater, Inc.
3,205	7.99%, 03/15/2010 (L)	2,792
	Cooper Standard Automotive
2,330	7.00%, 12/15/2012 (G)	2,018
	Domtar Corp.
4,500	5.38%, 12/01/2013	4,061
	Freeport-McMoRan Copper & Gold, Inc.
5,015	8.25%, 04/01/2015	5,316
	Georgia-Pacific Corp.
3,875	7.00%, 01/15/2015 (I)	3,768
	Graham Packaging Co., Inc.
3,060	9.88%, 10/15/2014 (G)	2,815
	Hexion Specialty Chemicals
3,900	9.37%, 11/15/2014 (L)	3,978
	Huntsman International LLC
2,325	7.88%, 11/15/2014 #	2,465
	Jarden Corp.
2,150	7.50%, 05/01/2017	1,849
	MacDermid, Inc.
5,085	9.50%, 04/15/2017 (I)	4,780
	New Page Corp.
3,500	10.00%, 05/01/2012 (I)	3,518
	Nova Chemicals Corp.
2,650	7.86%, 11/15/2013 (L)	2,478
	Potlatch Corp.
1,350	13.00%, 12/01/2009 (H)(L)	1,525
	Steel Dynamics, Inc.
2,800	7.38%, 11/01/2012 (I)	2,814
	Valmont Industries, Inc.
2,100	6.88%, 05/01/2014	2,079

		57,620

	Capital Goods — 1.9%
	Bausch & Lomb, Inc.
3,580	9.88%, 11/01/2015 (I)	3,634
	Bombardier, Inc.
2,845	6.30%, 05/01/2014 (I)#	2,781
	L-3 Communications Corp.
412	3.00%, 08/01/2035 (X)	498
	SPX Corp.
1,840	7.63%, 12/15/2014 (I)	1,877
	Transdigm, Inc.
3,700	7.75%, 07/15/2014	3,755

		12,545

	Consumer Cyclical — 7.8%
	Alliance One International, Inc.
2,310	8.50%, 05/15/2012	2,252
	Amerigas Partners L.P.
1,440	7.13%, 05/20/2016	1,397
2,155	7.25%, 05/20/2015 #	2,112
	Aramark Corp.
3,600	8.41%, 02/01/2015 (L)	3,510
	Buffalo Thunder
3,825	9.38%, 12/15/2014 (I)	3,404
	Builders FirstSource, Inc.
1,640	9.12%, 02/15/2012 (G)(L)	1,427
	Dollarama Group L.P.
2,100	8.88%, 08/15/2012	2,142
	ESCO Corp.
2,100	8.63%, 12/15/2013 (I)	2,100
	Ford Capital B.V.
2,745	9.50%, 06/01/2010	2,587
	General Motors Corp.
4,875	7.13%, 07/15/2013 (G)	4,229
3,000	7.20%, 01/15/2011 (G)	2,760
	Ingles Markets, Inc.
2,840	8.87%, 12/01/2011	2,883
	K. Hovnanian Enterprises, Inc.
890	6.00%, 01/15/2010 (G)	574
	KB Home & Broad Home Corp.
2,900	6.38%, 08/15/2011	2,653
	Michaels Stores, Inc.
1,535	11.38%, 11/01/2016 (G)	1,408
	Neiman Marcus Group, Inc.
4,000	10.38%, 10/15/2015 (G)	4,165
	Phillips Van-Heusen Corp.
2,415	7.75%, 11/15/2023	2,458
	SGS International, Inc.
3,240	12.00%, 12/15/2013	3,212

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Consumer Cyclical — (continued)
	Stater Brothers Holdings, Inc.
$2,435	8.13%, 06/15/2012 (G)	$2,405
	Tenneco, Inc.
2,905	8.63%, 11/15/2014 (G)	2,854
	TRW Automotive, Inc.
1,375	7.00%, 03/15/2014 (G)(I)	1,265
1,625	7.25%, 03/15/2017 (I)	1,458

		53,255

	Consumer Staples — 0.8%
	Appleton Papers, Inc.
2,545	9.75%, 06/15/2014 #	2,520
	Constellation Brands, Inc.
1,360	8.38%, 12/15/2014	1,363
	Dole Food Co., Inc.
1,745	8.63%, 05/01/2009	1,684

		5,567

	Energy — 3.9%
	Chesapeake Energy Corp.
1,339	2.75%, 11/15/2035 (X)	1,567
1,520	6.63%, 01/15/2016	1,486
3,685	7.63%, 07/15/2013	3,805
	Cie Gen Geophysique
3,855	7.75%, 05/15/2017	3,893
	Encore Acquisition Co.
2,295	7.25%, 12/01/2017 (G)	2,186
	Ferrell Gas Partners L.P.
2,997	8.75%, 06/15/2012	3,079
	Hilcorp Energy I L.P./Finance Co.
2,920	7.75%, 11/01/2015 (I)	2,869
	Inergy L.P.
2,600	8.25%, 03/01/2016	2,691
	Key Energy Services Inc.
2,010	8.38%, 12/01/2014 (I)	2,055
	Petrohawk Energy Corp.
2,825	9.13%, 07/15/2013	2,973

		26,604

	Finance — 13.6%
	American Real Estate Partners L.P.
3,250	7.13%, 02/15/2013 (G)	3,055
	Atlantic Broadband Finance LLC
3,535	9.38%, 01/15/2014 #	3,323
	Dow Jones CDX HY
15,000	8.75%, 12/29/2012 (G)(I)	14,794
	El Paso Performance-Linked Trust
3,440	7.75%, 07/15/2011 (I)	3,530
	Ford Motor Credit Co.
1,470	7.38%, 02/01/2011	1,316
11,325	7.99%, 01/13/2012 (L)	9,513
	General Motors Acceptance Corp.
23,525	6.88%, 09/15/2011	20,125
	Hertz Corp.
4,640	10.50%, 01/01/2016 (G)	4,802
	Host Marriott L.P.
2,800	6.75%, 06/01/2016	2,758
	LPL Holdings, Inc.
5,320	10.75%, 12/15/2015 (H)	5,267
	LVB Acquisition Merger Sub, Inc.
3,400	10.37%, 10/15/2017 (G)(I)(L)	3,392
	Northern Rock plc
2,250	5.60%, 04/30/2049 (I)	1,395
	Pinnacle Foods Finance LLC
4,625	10.63%, 04/01/2017 (G)(I)	3,977
	Rainbow National Services LLC
2,269	10.38%, 09/01/2014 (I)	2,459
	Realogy Corp.
3,955	10.50%, 04/15/2014 (G)(I)	2,956
	Rental Service Corp.
2,900	9.50%, 12/01/2014 (G)	2,596
	Residential Capital Corp.
9,400	7.88%, 06/30/2010	6,016
	United Rentals NA, Inc.
1,320	6.50%, 02/15/2012	1,198
370	7.00%, 02/15/2014	310

		92,782

	Health Care — 5.2%
	Community Health Systems, Inc.
3,935	8.88%, 07/15/2015	4,009
	HCA, Inc.
6,245	9.25%, 11/15/2016	6,557
	IASIS Healthcare Capital Corp.
4,400	8.75%, 06/15/2014 #	4,400
	Invacare Corp.
3,725	9.75%, 02/15/2015 (G)	3,772
	Multiplan Corp.
3,950	10.38%, 04/15/2016 (I)	3,930
	Psychiatric Solutions, Inc.
635	7.75%, 07/15/2015	634
	Reable Therapeutics Finance LLC
3,600	11.75%, 11/15/2014	3,276
	Rite Aid Corp.
2,100	7.50%, 03/01/2017	1,851
4,375	9.50%, 06/15/2017 (G)	3,620
	Skilled Healthcare Group, Inc.
1,762	11.00%, 01/15/2014	1,885
	Warner Chilcott Corp.
1,640	8.75%, 02/01/2015	1,689

		35,623

	Services — 12.8%
	Affinion Group, Inc.
3,855	11.50%, 10/15/2015	3,783
	Allied Waste North America, Inc.
2,590	6.88%, 06/01/2017 (G)	2,525
	AMC Entertainment, Inc.
2,420	11.00%, 02/01/2016 (G)	2,547
	Cablevision Systems Corp.
2,300	8.00%, 04/15/2012 (G)	2,231
	Dex Media West LLC, Inc.
2,020	8.00%, 11/15/2013 #	1,899
5,277	9.88%, 08/15/2013 #	5,488

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Services — (continued)
		DirecTV Holdings LLC
	$2,200	6.38%, 06/15/2015	$2,112
	2,000	8.38%, 03/15/2013	2,080
		Echostar DBS Corp.
	2,900	6.63%, 10/01/2014 (G)	2,886
		Education Management LLC
	3,000	10.25%, 06/01/2016 (G)	3,090
		Harland Clarke Holdings
	3,745	9.50%, 05/15/2015 (G)	3,239
		Harrah’s Operating Co., Inc.
	3,715	5.63%, 06/01/2015	2,712
		Idearc, Inc.
	3,530	8.00%, 11/15/2016	3,239
		Liberty Media Corp.
	2,900	8.25%, 02/01/2030 (G)	2,783
		MGM Mirage, Inc.
	2,655	6.75%, 09/01/2012	2,585
	4,360	7.50%, 06/01/2016	4,316
	1,750	8.50%, 09/15/2010	1,816
		Pinnacle Entertainment, Inc.
	2,980	7.50%, 06/15/2015 (I)	2,704
	1,700	8.75%, 10/01/2013 (G)	1,730
		Quebecor Media, Inc.
	3,650	7.75%, 03/15/2016 (I)	3,504
		Reader’s Digest Association, Inc.
	3,065	9.00%, 02/15/2017 (I)	2,567
		Sheridan Group, Inc.
	3,600	10.25%, 08/15/2011	3,600
		Sirius Satellite Radio, Inc.
	3,500	9.63%, 08/01/2013 (G)	3,308
		Station Casinos, Inc.
	3,415	7.75%, 08/15/2016 (G)	3,082
		SunGard Data Systems, Inc.
	6,550	10.25%, 08/15/2015	6,697
		TL Acquisitions, Inc.
	4,510	10.50%, 01/15/2015 (I)	4,335
		West Corp.
	3,050	9.50%, 10/15/2014	2,989
		Wynn Las Vegas LLC
	1,145	6.63%, 12/01/2014	1,125
	2,505	6.63%, 12/01/2014 (G)(I)	2,461

			87,433

		Technology — 13.3%
		Advanced Micro Devices, Inc.
	3,140	7.75%, 11/01/2012 (G)	2,732
		Broadview Networks Holdings, Inc.
	2,720	11.38%, 09/01/2012	2,836
		Canwest MediaWorks L.P.
	4,560	9.25%, 08/01/2015 (G)(I)	4,463
		CCH I Holdings LLC
	3,750	9.92%, 04/01/2014 (G)	2,198
		Charter Communications Operating LLC
	1,810	8.00%, 04/30/2012 (I)	1,747
		Cincinnati Bell, Inc.
	985	7.25%, 07/15/2013	987
		Citizens Communications Co.
	3,650	7.88%, 01/15/2027	3,477
		CSC Holdings, Inc.
	5,420	7.63%, 04/01/2011 #	5,406
	2,000	8.13%, 08/15/2009	2,035
		Freescale Semiconductor, Inc.
	1,920	8.87%, 12/15/2014 (L)	1,632
	2,100	9.13%, 12/15/2014	1,785
	3,790	10.13%, 12/15/2016 (G)	3,127
		General Cable Corp.
	2,725	7.61%, 04/01/2015 (L)	2,589
		Intelsat Bermuda Ltd.
	1,500	8.89%, 01/15/2015 (L)	1,504
	1,375	9.25%, 06/15/2016	1,382
		Intelsat Bermuda Ltd.
	6,035	11.25%, 06/15/2016 #	6,231
		Leap Wireless International, Inc.
	2,880	9.38%, 11/01/2014	2,700
		Level 3 Financing, Inc.
	1,850	9.25%, 11/01/2014 (G)	1,674
	2,205	12.25%, 03/15/2013 (G)	2,227
		MagnaChip Semiconductor
	2,160	6.88%, 12/15/2011 (G)	1,817
		Mediacom LLC
	2,400	9.50%, 01/15/2013	2,229
		MetroPCS Wireless, Inc.
	2,875	9.25%, 11/01/2014	2,703
		Momentive Performance
	4,510	9.75%, 12/01/2014 (I)	4,149
		Nortel Networks Ltd.
	5,300	10.75%, 07/15/2016 (G)(I)	5,565
		NXP B.V./NXP Funding LLC
	2,175	7.99%, 10/15/2013 (G)(L)	2,001
		Qwest Communications International, Inc.
	6,570	7.50%, 02/15/2014 (G)	6,554
		Sanmina-Sci Corp.
	3,600	7.74%, 06/15/2014 (I)(L)	3,469
		Spansion LLC
	3,600	8.25%, 06/01/2013 (I)(L)	3,240
		Wind Acquisition
EUR	1,600	9.75%, 12/01/2015 (I)	2,503
		Windstream Corp.
	5,600	8.63%, 08/01/2016	5,880

			90,842

		Transportation — 1.0%
		Bristow Group, Inc.
	1,620	7.50%, 09/15/2017 (I)	1,628
		Continental Airlines, Inc.
	3,072	7.03%, 06/15/2011	2,982
		PHI, Inc.
	2,315	7.13%, 04/15/2013	2,222

			6,832

		Utilities — 8.0%
		AES Corp.
	3,660	8.00%, 10/15/2017 (I)	3,742
	3,600	9.50%, 06/01/2009	3,726

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Utilities — (continued)
	Copano Energy LLC
$2,900	8.13%, 03/01/2016	$2,922
	Dynegy Holdings, Inc.
1,610	7.75%, 06/01/2019 (G)	1,485
3,500	8.75%, 02/15/2012 (G)	3,535
	Edison Mission Energy
2,070	7.20%, 05/15/2019	2,034
3,400	7.50%, 06/15/2013	3,485
	Energy Future Holdings
4,500	10.88%, 11/01/2017 (G)(I)	4,523
	Markwest Energy Partners L.P.
2,690	8.50%, 07/15/2016	2,703
	Mirant North America LLC
3,600	7.38%, 12/31/2013	3,609
	NRG Energy, Inc.
2,075	7.25%, 02/01/2014	2,023
6,820	7.38%, 02/01/2016	6,650
	Reliant Energy, Inc.
2,900	6.75%, 12/15/2014	2,907
2,100	7.63%, 06/15/2014	2,079
	Texas Competitive Electric Co.
6,000	10.25%, 11/01/2015 (I)	5,940
	Williams Partners L.P.
3,015	7.25%, 02/01/2017	3,105

		54,468

	Total corporate bonds: non-investment grade (cost $545,025)	$523,571

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 11.4%
	Capital Goods — 0.5%
	Rexnord Holdings, Inc.
$2,392	9.02%, 03/01/2013 (AA)	$2,153
	Targus Group International
1,453	8.41%, 11/22/2012 (N)	1,315

		3,468

	Consumer Cyclical — 4.2%
	American Axle & Manufacturing Holdings, Inc.
2,695	7.34%, 06/14/2012 (N)	2,493
	Appleseed’s Brands
3,383	8.52%, 06/25/2013 (H)(N)	3,045
	Dollar General Corp.
3,350	7.71%, 07/03/2014 (N)	3,066
	Ford Motor Co.
14,531	8.00%, 12/15/2013 (N)	13,425
	Hanesbrands, Inc.
2,000	8.82%, 03/05/2014 (N)	1,994
	Lear Corp.
3,589	3.98%, 04/25/2012 (N)	3,475
	Levi Strauss & Co.
1,350	7.57%, 03/09/2014 (H)(N)	1,215

		28,713

	Finance — 0.5%
	Chrysler Financial Services NA
2,264	9.00%, 08/03/2012 (N)	2,172
	United Rentals, Inc., Credit Linked Deposit
385	6.70%, 02/14/2011 (AA)(Q)	374
	United Rentals, Inc., Initial Term Loan
915	6.70%, 02/14/2011 (AA)(Q)	889

		3,435

	Health Care — 0.6%
	IASIS Healthcare Capital Corp.
4,033	10.32%, 06/15/2014 (N)	3,761
	Inverness Medical Innovation, Inc.
550	9.09%, 06/26/2015 (N)	533

		4,294

	Services — 2.5%
	Centaur LLC, Delayed Draw Term Loan
367	8.07%, 10/30/2012 (AA)(Q)	352
	Centaur LLC, Term Loan B
1,723	8.83%, 10/30/2012 (N)	1,655
	Centaur LLC, Second Lien Term Loan
980	12.33%, 10/30/2013 (N)	921
	Harrah’s Entertainment, Inc.
4,000	6.20%, 03/05/2008 (AA)(Q)	3,880
	Marquee Holdings, Inc.
1,365	9.99%, 06/13/2012 (N)	1,292
	PITG Gaming Investor Holdings, LLC
2,680	10.97%, 05/15/2008 (N)	2,573
	Tribune Co.
3,124	9.20%, 05/23/2015 (AA)(Q)	2,624
	WideOpenWest Finance LLC
4,000	11.09%, 07/01/2015 (N)	3,600

		16,897

	Technology — 2.1%
	Charter Communications Operating LLC
3,000	6.99%, 04/28/2013 (N)	2,798
	Infor Lux Bond Co.
1,468	12.83%, 07/28/2014 (H)(N)(Q)	1,380
	Integra Telecom Holdings, Inc.
2,050	11.96%, 04/08/2014 (N)	2,070
	Kronos, Inc.
3,375	10.58%, 06/12/2015 (N)	3,139
	Mediacom Broadband
1,142	6.54%, 03/31/2010 (N)	1,066
	Wind Acquisitions Holdings Finance S.A.
4,030	12.46%, 12/12/2011 (N)	4,020

		14,473

	Utilities — 1.0%
	Astoria Generating Co. Acquisitions LLC
1,000	8.66%, 08/23/2013 (N)	970
	Texas Competitive Electric Co.
3,000	8.40%, 10/31/2014 (N)	2,942

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Utilities — (continued)
	Texas Competitive Electric Holdings Co. LLC
$3,000	8.40%, 10/24/2014 (N)		$2,942

			6,854

	Total senior floating rate interests: non-investment grade (cost $82,360)		$78,134

Shares

COMMON STOCK — 0.0%
	Consumer Cyclical — 0.0%
—	Hosiery Corp. of America, Inc. Class A (A)(D)(H)		$—
	Technology — 0.0%
—	AboveNet, Inc. (D)(G)		36
—	XO Holdings, Inc. (D)(G)(H)		—

			36

	Total common stock (cost $4)		$36

WARRANTS — 0.0%
	Technology — 0.0%
—	AboveNet, Inc. (D)(H)		$22
—	XO Holdings, Inc. (D)(H)		—

	Total warrants (cost $— )		$22

PREFERRED STOCK — 0.3%
	Finance — 0.3%
50	United Rentals Trust I (X)		$2,091

	Total preferred stock (cost $2,446)		$2,091

	Total long-term investments (cost $649,749)		$622,265

Principal
Amount

SHORT-TERM INVESTMENTS — 22.5%
	Investment Pools and Funds — 0.0%
$182	State Street Bank Money Market Fund		$182
	Repurchase Agreements — 7.2%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2008 in the amount of $24,824, collateralized by U.S. Treasury Note 3.63%, 2012, value of $25,421)
24,823	1.30% dated 12/31/2007		24,823
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2008 in the amount of $24,209, collateralized by U.S. Treasury Note 3.38% — 12.50%, 2009 — 2014, value of $24,732)
24,207	1.25% dated 12/31/2007		24,207

			49,030

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 15.2%
	Cash Collateral Reinvestment Fund:
103,793	Navigator Prime Portfolio		$103,793

Principal
Amount

	U.S. Treasury Bills — 0.1%
$400	2.85%, 03/13/2008 (M)(S)		398

	Total short-term investments (cost $153,403)		$153,403

	Total investments (cost $803,152) (C)	113.6%	$775,668
	Other assets and liabilities	(13.6)%	(92,713)

	Total net assets	100.0%	$682,955

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.74% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $804,593 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,418
Unrealized Depreciation	(30,343)

Net Unrealized Depreciation	$(28,925)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007 rounds to zero.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of December 31, 2007.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(G)	Security is partially on loan at December 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $129,296, which represents 18.93% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of December 31, 2007.

The accompanying notes are an integral part of these financial statements.

(P)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2007 was $8,809.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2007.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR	— Euro

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2007	—	AboveNet, Inc. Warrants	$—
07/2007	3,383	Appleseed’s Brands, 8.52%, 06/25/2013	3,358
11/2006	22,563	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	2,157
10/1994	—	Hosiery Corp. of America, Inc. Class A - 144A	4
03/2007	1,468	Infor Lux Bond Co., 12.83%, 07/28/2014	1,468
09/2007	1,350	Levi Strauss & Co.	1,262
08/2006	5,320	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	5,565
05/2001	1,350	Potlatch Corp., 13.00%, 12/01/2009	1,346
02/2007	2,490	Soundview NIM Trust, 8.25%, 12/25/2036 - 144A	2,297
05/2006	—	XO Holdings, Inc.	—
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at December 31, 2007 was $15,208 which represents 2.23% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	489	Long	Apr 2008	$52

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$4,947	$4,872	01/30/08	$(75)

Credit Default Swap Agreements Outstanding at December 31, 2007

						Unrealized
	Reference	Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation/
CounterParty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Lehman Brothers Special Financing, Inc.	General Motors Corp.	Sell	0.06%	09/20/08	$1,875	$30

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 99.1%
	Basic Materials — 3.4%
28	Air Products and Chemicals, Inc. (G)	$2,720
109	Alcoa, Inc.	3,970
13	Allegheny Technologies, Inc. (G)	1,128
7	Ashland, Inc.	341
13	Ball Corp.	578
13	Bemis Co., Inc.	351
23	Consol Energy, Inc.	1,662
121	Dow Chemical Co.	4,765
115	E.I. DuPont de Nemours & Co.	5,074
10	Eastman Chemical Co.	635
37	Eastman Kodak Co. (G)	806
20	Fortune Brands, Inc.	1,419
49	Freeport McMoRan Copper & Gold, Inc.	5,007
31	Goodyear Tire & Rubber Co. (D)	867
15	Hercules, Inc.	290
10	International Flavors & Fragrances, Inc. (G)	501

55	International Paper Co. (G)	1,777
54	Kimberly-Clark Corp. (G)	3,755
24	MeadWestvaco Corp.	740
58	Newmont Mining Corp.	2,823
37	Nucor Corp.	2,183
10	OfficeMax, Inc. (G)	200
17	Pactiv Corp. (D)	445
34	Peabody Energy Corp. (G)	2,092
21	PPG Industries, Inc. (G)	1,474
40	Praxair, Inc.	3,583
18	Precision Castparts Corp.	2,455
16	Rohm & Haas Co. (G)	852
21	Sealed Air Corp.	479
7	Snap-On, Inc.	357
11	Stanley Works	510
11	Titanium Metals Corp. (G)	299
15	United States Steel Corp.	1,834
14	Vulcan Materials Co. (G)	1,095

		57,067

	Capital Goods — 4.9%
91	3M Co.	7,699
41	Baker Hughes, Inc. (G)	3,300
8	Black & Decker Corp. (G)	561
99	Boeing Co.	8,677
81	Caterpillar, Inc. (G)	5,911
13	Cummins, Inc.	1,669
57	Deere & Co.	5,292
19	Eaton Corp.	1,820
16	Goodrich Corp.	1,127
19	Hasbro, Inc. (G)	483
96	Honeywell International, Inc.	5,884
53	Illinois Tool Works, Inc.	2,836
35	Ingersoll-Rand Co. Class A	1,621
40	International Game Technology	1,772
23	ITT Corp.	1,535
17	Manitowoc Co., Inc.	811
46	National Oilwell Varco, Inc. (D)(G)	3,355
43	Northrop Grumman Corp.	3,404
15	Novellus Systems, Inc. (D)	409
16	Pall Corp.	632
22	Parker-Hannifin Corp.	1,622
28	Pitney Bowes, Inc.	1,058
19	Rockwell Automation, Inc.	1,316
26	Smith International, Inc. (G)	1,892
22	Teradyne, Inc. (D)	232
13	Terex Corp. (D)	864
32	Textron, Inc.	2,274
22	Trane, Inc.	1,025
127	United Technologies Corp.	9,686
118	Xerox Corp.	1,915

		80,682

	Consumer Cyclical — 8.0%
11	Abercrombie & Fitch Co. Class A	880
270	Altria Group, Inc.	20,378
39	Amazon.com, Inc. (D)	3,643
18	AutoNation, Inc. (D)	278
6	AutoZone, Inc. (D)	679
14	Avery Dennison Corp. (G)	725
34	Bed Bath & Beyond, Inc. (D)(G)	996
45	Best Buy Co., Inc. (G)	2,364
12	Big Lots, Inc. (D)(G)	185
11	Brown-Forman Corp.	823
11	Brunswick Corp.	194
16	Centex Corp.	394
22	Circuit City Stores, Inc. (G)	92
47	Coach, Inc. (D)	1,441
56	Costco Wholesale Corp.	3,875
35	D.R. Horton, Inc.	467
18	Darden Restaurants, Inc.	506
7	Dillard’s, Inc. (G)	138
146	eBay, Inc. (D)	4,831
18	Family Dollar Stores, Inc. (G)	345
270	Ford Motor Co. (D)(G)	1,818
20	GameStop Corp. Class A (D)	1,267
60	Gap, Inc.	1,270
72	General Motors Corp. (G)	1,803
22	Genuine Parts Co.	996
216	Home Depot, Inc.	5,820
28	J. C. Penney Co., Inc.	1,247
76	Johnson Controls, Inc.	2,741
11	Jones Apparel Group, Inc. (G)	176
10	KB Home (G)	215
40	Kohl’s Corp. (D)	1,840
87	Kroger Co.	2,330
22	Leggett & Platt, Inc. (G)	379
18	Lennar Corp. (G)	322
40	Limited Brands, Inc. (G)	753
13	Liz Claiborne, Inc. (G)	258
58	Loews Corp.	2,941
187	Lowe’s Cos., Inc. (G)	4,235
55	Macy’s, Inc.	1,434
47	Masco Corp. (G)	1,020
47	Mattel, Inc.	895
151	McDonald’s Corp.	8,921
36	Newell Rubbermaid, Inc.	925
49	NIKE, Inc. Class B	3,161
24	Nordstrom, Inc. (G)	884

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Consumer Cyclical — (continued)
35	Office Depot, Inc. (D)	$485
47	PACCAR, Inc.	2,569
18	Patterson Cos., Inc. (D)	612
8	Polo Ralph Lauren Corp.	463
27	Pulte Homes, Inc. (G)	289
17	RadioShack Corp. (G)	284
57	Safeway, Inc.	1,938
9	Sears Holdings Corp. (D)(G)	951
13	Sherwin-Williams Co. (G)	774
90	Staples, Inc.	2,087
94	Starbucks Corp. (D)	1,914
27	Supervalu, Inc.	1,014
78	Sysco Corp.	2,434
106	Target Corp.	5,318
18	Tiffany & Co.	806
56	TJX Cos., Inc.	1,606
11	V.F. Corp.	771
9	W.W. Grainger, Inc.	752
303	Wal-Mart Stores, Inc. (G)	14,379
11	Wendy’s International, Inc.	292
18	Whole Foods Market, Inc. (G)	726
65	Yum! Brands, Inc.	2,493

		133,842

	Consumer Staples — 6.4%
94	Anheuser-Busch Cos., Inc.	4,915
82	Archer Daniels Midland Co.	3,822
55	Avon Products, Inc.	2,171
29	Campbell Soup Co. (G)	1,019
18	Clorox Co.	1,158
254	Coca-Cola Co.	15,618
37	Coca-Cola Enterprises, Inc.	953
65	Colgate-Palmolive Co.	5,090
63	ConAgra Foods, Inc.	1,489
25	Constellation Brands, Inc. Class A (D)	587
17	Dean Foods Co.	434
15	Estee Lauder Cos., Inc.	641
43	General Mills, Inc.	2,465
41	H.J. Heinz Co.	1,892
22	Hershey Co. (G)	852
34	Kellogg Co. (G)	1,773
198	Kraft Foods, Inc. (G)	6,464
16	McCormick & Co., Inc. (G)	621
18	Molson Coors Brewing Co. (G)	904
18	Pepsi Bottling Group, Inc.	705
206	PepsiCo, Inc.	15,643
398	Procter & Gamble Co.	29,189
22	Reynolds American, Inc. (G)	1,442
93	Sara Lee Corp.	1,489
35	Tyson Foods, Inc. Class A	542
20	UST, Inc. (G)	1,100
27	Weyerhaeuser Co.	1,978
28	William Wrigley, Jr. Co.	1,632

		106,588

	Energy — 12.1%
60	Anadarko Petroleum Corp. (G)	3,920
42	Apache Corp.	4,562
37	BJ Services Co.	909
58	Chesapeake Energy Corp. (G)	2,280
270	Chevron Corp.	25,229
205	ConocoPhillips Holding Co.	18,086
23	Constellation Energy Group, Inc.	2,376
57	Devon Energy Corp.	5,063
19	ENSCO International, Inc. (G)	1,107
31	EOG Resources, Inc.	2,808
699	Exxon Mobil Corp.	65,532
113	Halliburton Co.	4,277
36	Hess Corp. (G)	3,592
91	Marathon Oil Corp.	5,532
24	Murphy Oil Corp. (G)	2,043
36	Nabors Industries Ltd. (D)(G)	993
6	Nicor, Inc. (G)	246
34	Noble Corp.	1,937
22	Noble Energy, Inc.	1,749
106	Occidental Petroleum Corp.	8,171
19	Range Resources Corp. (G)	986
14	Rowan Companies, Inc. (G)	562
153	Schlumberger Ltd.	15,056
34	Sempra Energy	2,073
15	Sunoco, Inc.	1,088
18	Tesoro Corp. (G)	835
41	Transocean, Inc. (G)	5,823
70	Valero Energy Corp. (G)	4,935
43	Weatherford International Ltd. (D)	2,962
76	Williams Cos., Inc.	2,719
62	XTO Energy, Inc. (G)	3,178

		200,629

	Finance — 18.8%
44	ACE Ltd.	2,709
64	Aetna, Inc.	3,699
68	Aflac, Inc.	4,268
76	Allstate Corp.	3,968
13	AMBAC Financial Group, Inc. (G)	348
25	American Capital Strategies Ltd. (G)	808
150	American Express Co.	7,788
337	American International Group, Inc.	19,669
30	Ameriprise Financial, Inc.	1,633
38	AON Corp.	1,794
12	Apartment Investment & Management Co. (G)	425
13	Assurant, Inc. (G)	850
10	Avalonbay Communities, Inc.	949
568	Bank of America Corp.	23,446
146	Bank of New York Mellon Corp.	7,108
70	BB&T Corp. (G)	2,158
15	Bear Stearns & Co., Inc. (G)	1,306
15	Boston Properties, Inc.	1,399
50	Capital One Financial Corp.	2,365
25	CB Richard Ellis Group, Inc. Class A (D)(G)	546
120	Charles Schwab Corp.	3,065
51	Chubb Corp.	2,784
36	CIGNA Corp.	1,920
22	Cincinnati Financial Corp. (G)	874

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Finance — (continued)
24	CIT Group, Inc.	$585
639	Citigroup, Inc.	18,815
7	CME Group, Inc.	4,802
19	Comerica, Inc.	844
25	Commerce Bancorp, Inc. (G)	951
74	Countrywide Financial Corp. (G)	662
16	Developers Diversified Realty Corp.	601
61	Discover Financial Services	922
55	E*Trade Financial Corp. (D)(G)	195
35	Equity Residential Properties Trust	1,267
85	Federal Home Loan Mortgage Corp.	2,885
125	Federal National Mortgage Association	5,005
11	Federated Investors, Inc.	459
68	Fifth Third Bankcorp (G)	1,713
16	First Horizon National Corp. (G)	295
21	Franklin Resources, Inc. (G)	2,368
31	General Growth Properties, Inc.	1,285
58	Genworth Financial, Inc. (G)	1,485
51	Goldman Sachs Group, Inc. (G)	10,938
67	Host Hotels & Resorts, Inc.	1,140
67	Hudson City Bancorp, Inc.	1,001
22	Humana, Inc. (D)	1,636
47	Huntington Bancshares, Inc.	694
9	IntercontinentalExchange, Inc. (D)	1,713
20	Janus Capital Group, Inc. (G)	645
430	JP Morgan Chase & Co.	18,772
50	Keycorp	1,169
32	Kimco Realty Corp. (G)	1,179
17	Legg Mason, Inc. (G)	1,254
68	Lehman Brothers Holdings, Inc.	4,438
22	Leucadia National Corp.	1,017
38	Lincoln National Corp.	2,189
10	M&T Bank Corp. (G)	780
67	Marsh & McLennan Cos., Inc.	1,763
33	Marshall & Ilsley Corp.	871
17	MBIA, Inc. (G)	316
110	Merrill Lynch & Co., Inc.	5,884
103	Metlife, Inc.	6,372
11	MGIC Investment Corp. (G)	238
136	Morgan Stanley (G)	7,218
81	National City Corp.	1,335
25	Northern Trust Corp. (G)	1,879
34	NYSE Euronext (G)	2,975
22	Plum Creek Timber Co., Inc. (G)	1,016
45	PNC Financial Services Group, Inc.	2,935
36	Principal Financial Group, Inc.	2,512
93	Progressive Corp. (G)	1,779
33	ProLogis (G)	2,093
63	Prudential Financial, Inc.	5,900
16	Public Storage, Inc.	1,170
89	Regions Financial Corp.	2,104
7	Ryder System, Inc.	348
13	SAFECO Corp. (G)	700
29	Simon Property Group, Inc.	2,477
66	SLM Corp.	1,328
46	Sovereign Bancorp, Inc. (G)	526
49	State Street Corp.	4,011
45	SunTrust Banks, Inc.	2,795
42	Synovus Financial Corp. (G)	1,014
34	T. Rowe Price Group, Inc.	2,058
13	Torchmark Corp.	779
86	Travelers Cos., Inc.	4,615
165	UnitedHealth Group, Inc.	9,628
50	Unum Group (G)	1,198
221	US Bancorp (G)	7,017
17	Vornado Realty Trust	1,510
253	Wachovia Corp.	9,616
111	Washington Mutual, Inc. (G)	1,513
73	Wellpoint, Inc. (D)	6,417
432	Wells Fargo & Co.	13,042
96	Western Union Co.	2,335
24	XL Capital Ltd. Class A	1,191
14	Zions Bancorporation (G)	646

		312,707

	Health Care — 11.2%
198	Abbott Laboratories	11,108
39	Allergan, Inc.	2,525
21	Amerisource Bergen Corp.	964
139	Amgen, Inc. (D)	6,469
13	Bard (C.R.), Inc.	1,239
14	Barr Pharmaceuticals, Inc. (D)	730
81	Baxter International, Inc.	4,709
31	Becton, Dickinson & Co.	2,608
38	Biogen Idec, Inc. (D)	2,135
172	Boston Scientific Corp. (D)	1,998
253	Bristol-Myers Squibb Co.	6,719
46	Cardinal Health, Inc.	2,675
49	Celgene Corp. (D)	2,283
20	Coventry Health Care, Inc. (D)	1,176
64	Covidien Ltd.	2,822
189	CVS/Caremark Corp. (G)	7,515
126	Eli Lilly & Co.	6,745
40	Forest Laboratories, Inc. (D)	1,455
34	Genzyme Corp. (D)	2,531
119	Gilead Sciences, Inc. (D)	5,483
20	Hospira, Inc. (D)	859
366	Johnson & Johnson	24,435
32	King Pharmaceuticals, Inc. (D)	323
15	Laboratory Corp. of America Holdings (D)	1,110
37	McKesson Corp.	2,429
34	Medco Health Solutions, Inc. (D)	3,470
145	Medtronic, Inc.	7,275
279	Merck & Co., Inc.	16,192
70	Monsanto Co.	7,818
39	Mylan, Inc. (G)	544
874	Pfizer, Inc.	19,874
20	Quest Diagnostics, Inc. (G)	1,060
207	Schering-Plough Corp.	5,523
17	Sigma-Aldrich Corp.	907
44	St. Jude Medical, Inc. (D)	1,781
30	Stryker Corp.	2,276
61	Tenet Healthcare Corp. (D)(G)	311
16	Varian Medical Systems, Inc. (D)	833
127	Walgreen Co.	4,837

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Health Care — (continued)
13	Watson Pharmaceuticals, Inc. (D)	$361
171	Wyeth	7,574
30	Zimmer Holdings, Inc. (D)	1,990

		185,671

	Services — 5.7%
37	Allied Waste Industries, Inc. (D)	408
17	Apollo Group, Inc. Class A (D)(G)	1,225
30	Autodesk, Inc. (D)	1,472
67	Automatic Data Processing, Inc.	2,998
22	C.H. Robinson Worldwide, Inc.	1,177
88	CBS Corp. Class B	2,390
17	Cintas Corp.	582
64	Clear Channel Communications, Inc.	2,202
37	Cognizant Technology Solutions Corp. (D)(G)	1,261
393	Comcast Corp. Class A (D)(G)	7,184
22	Computer Sciences Corp. (D)	1,103
17	Convergys Corp. (D)	275
92	DirecTV Group, Inc. (D)	2,125
11	E.W. Scripps Co. (G)	515
22	Ecolab, Inc.	1,144
66	Electronic Data Systems Corp.	1,360
17	Equifax, Inc. (D)	613
27	Expedia, Inc. (D)(G)	841
32	Express Scripts, Inc. (D)	2,353
40	FedEx Corp. (G)	3,530
11	Fluor Corp.	1,650
30	Gannett Co., Inc. (G)	1,161
42	H & R Block, Inc.	773
24	Harrah’s Entertainment, Inc. (G)	2,132
60	Interpublic Group of Cos., Inc. (D)(G)	489
16	Jacobs Engineering Group, Inc. (D)	1,482
40	Marriott International, Inc. Class A (G)	1,370
42	McGraw-Hill Cos., Inc. (G)	1,846
5	Meredith Corp.	267
16	Monster Worldwide, Inc. (D)	530
27	Moody’s Corp.	980
19	New York Times Co. Class A	325
296	News Corp. Class A	6,069
45	Novell, Inc. (D)	310
42	Omnicom Group, Inc. (G)	1,995
43	Paychex, Inc.	1,547
27	R.R. Donnelley & Sons Co.	1,037
21	Robert Half International, Inc. (G)	558
25	Starwood Hotels & Resorts	1,123
106	Sun Microsystems, Inc. (D)	1,923
463	Time Warner, Inc.	7,640
45	Unisys Corp. (D)(G)	214
135	United Parcel Service, Inc. Class B	9,515
84	Viacom, Inc. Class B (D)	3,692
244	Walt Disney Co.	7,868
1	Washington Post Co. Class B	554
65	Waste Management, Inc.	2,127
23	Wyndham Worldwide Corp. (G)	538

		94,473

	Technology — 23.7%
73	Adobe Systems, Inc. (D)	3,139
77	Advanced Micro Devices, Inc. (D)(G)	579
13	Affiliated Computer Services, Inc. Class A (D)	582
49	Agilent Technologies, Inc. (D)	1,817
21	Akamai Technologies, Inc. (D)(G)	737
43	Altera Corp. (G)	831
52	American Tower Corp. Class A (D)(G)	2,207
39	Analog Devices, Inc.	1,230
112	Apple, Inc. (D)	22,198
22	Applera Corp. — Applied Biosystems Group	730
176	Applied Materials, Inc.	3,134
776	AT&T, Inc.	32,268
25	BMC Software, Inc. (D)	892
60	Broadcom Corp. Class A (D)	1,575
50	CA, Inc. (G)	1,251
14	CenturyTel, Inc.	586
11	Ciena Corp. (D)(G)	376
777	Cisco Systems, Inc. (D)	21,027
42	Citizens Communications Co.	534
24	Citrix Systems, Inc. (D)(G)	922
37	Compuware Corp. (D)	328
23	Cooper Industries Ltd.	1,221
202	Corning, Inc.	4,841
32	Danaher Corp. (G)	2,846
287	Dell, Inc. (D)	7,032
25	Dover Corp.	1,170
40	Electronic Arts, Inc. (D)	2,358
20	Embarq Corp.	968
269	EMC Corp. (D)(G)	4,977
101	Emerson Electric Co.	5,709
22	Fidelity National Information Services, Inc.	907
21	Fiserv, Inc. (D)(G)	1,171
1,294	General Electric Co.	47,964
30	Google, Inc. (D)	20,491
8	Harman International Industries, Inc. (G)	572
330	Hewlett-Packard Co.	16,660
24	IAC/Interactive Corp. (D)	635
25	IMS Health, Inc.	573
749	Intel Corp.	19,956
176	International Business Machines Corp. (G)	19,067
43	Intuit, Inc. (D)	1,348
27	Jabil Circuit, Inc. (G)	407
28	JDS Uniphase Corp. (D)(G)	373
67	Juniper Networks, Inc. (D)	2,217
23	KLA-Tencor Corp. (G)	1,121
16	L-3 Communications Holdings, Inc.	1,704
12	Lexmark International, Inc. ADR (D)	423
29	Linear Technology Corp. (G)	911
44	Lockheed Martin Corp.	4,673
90	LSI Corp. (D)	480
29	MEMC Electronic Materials, Inc. (D)	2,593
27	Microchip Technology, Inc.	861
97	Micron Technology, Inc. (D)(G)	706
1,030	Microsoft Corp.	36,669
7	Millipore Corp. (D)	509
18	Molex, Inc.	495
292	Motorola, Inc.	4,691
30	National Semiconductor Corp. (G)	680

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Technology — (continued)
44	Network Appliance, Inc. (D)(G)		$1,101
71	NVIDIA Corp. (D)(G)		2,421
505	Oracle Corp. (D)		11,400
15	PerkinElmer, Inc.		394
18	QLogic Corp. (D)		251
209	Qualcomm, Inc.		8,243
201	Qwest Communications International, Inc. (D)(G)		1,409
55	Raytheon Co.		3,334
21	Rockwell Collins, Inc.		1,502
29	SanDisk Corp. (D)(G)		970
364	Sprint Nextel Corp.		4,781
111	Symantec Corp. (D)		1,792
56	Tellabs, Inc. (D)(G)		366
23	Teradata Corp. (D)		636
179	Texas Instruments, Inc. (G)		5,979
54	Thermo Fisher Scientific, Inc. (D)(G)		3,118
5	Total System Services, Inc.		141
64	Tyco Electronics Ltd.		2,362
63	Tyco International Ltd.		2,511
28	VeriSign, Inc. (D)(G)		1,068
370	Verizon Communications, Inc.		16,165
13	Waters Corp. (D)		1,016
10	Whirlpool Corp. (G)		812
61	Windstream Corp.		795
38	Xilinx, Inc. (G)		828
171	Yahoo!, Inc. (D)(G)		3,979

			394,296

	Transportation — 1.4%
38	Burlington Northern Santa Fe Corp.		3,174
56	Carnival Corp.		2,486
54	CSX Corp.		2,366
27	Expeditors International of Washington, Inc.		1,220
51	General Dynamics Corp.		4,580
31	Harley-Davidson, Inc. (G)		1,442
50	Norfolk Southern Corp.		2,500
94	Southwest Airlines Co. (G)		1,146
34	Union Pacific Corp.		4,230

			23,144

	Utilities — 3.5%
86	AES Corp. (D)		1,833
21	Allegheny Energy, Inc.		1,354
27	Ameren Corp. (G)		1,442
51	American Electric Power Co., Inc.		2,383
41	CenterPoint Energy, Inc. (G)		705
29	CMS Energy Corp. (G)		500
35	Consolidated Edison, Inc. (G)		1,697
75	Dominion Resources, Inc.		3,555
21	DTE Energy Co. (G)		923
161	Duke Energy Corp.		3,256
63	Dynegy Holdings, Inc. (D)		452
42	Edison International		2,226
90	El Paso Corp. (G)		1,545
25	Entergy Corp.		2,973
84	Exelon Corp.		6,895
39	FirstEnergy Corp.		2,820
52	FPL Group, Inc.		3,532
10	Integrys Energy Group, Inc. (G)		507
35	NiSource, Inc.		664
26	Pepco Holdings, Inc.		751
45	PG&E Corp.		1,955
13	Pinnacle West Capital Corp. (G)		544
48	PPL Corp.		2,480
33	Progress Energy, Inc. (G)		1,607
33	Public Service Enterprise Group, Inc.		3,202
22	Questar Corp.		1,197
97	Southern Co.		3,767
81	Spectra Energy Corp.		2,090
27	TECO Energy, Inc. (G)		466
54	Xcel Energy, Inc. (G)		1,214

			58,535

	Total common stock (cost $1,311,361)		$1,647,634

Principal
Amount

SHORT-TERM INVESTMENTS — 12.9%
	Repurchase Agreements — 0.9%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2008 in the amount of $7,543, collateralized by U.S. Treasury Note 3.63%, 2012, value of $7,724)
$7,542	1.30% dated 12/31/2007		$7,542
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2008 in the amount of $7,356, collateralized by U.S. Treasury Note 3.38% — 12.50%, 2009 — 2014, value of $7,515)
7,356	1.25% dated 12/31/2007		7,356

			14,898

Shares

	Securities Purchased with Proceeds from Security Lending — 11.9%
	Cash Collateral Reinvestment Fund:
198,890	Mellon GSL DBT II Collateral Fund (H)		198,890

Principal
Amount

	U.S. Treasury Bills — 0.1%
$1,200	2.97%, 03/13/2008 (M)(S)		1,192

	Total short-term investments (cost $214,981)		$214,980

	Total investments (cost $1,526,342) (C)	112.0%	$1,862,614
	Other assets and liabilities	(12.0)%	(199,820)

	Total net assets	100.0%	$1,662,794

The accompanying notes are an integral part of these financial statements.

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,547,579 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$468,059
Unrealized Depreciation	(153,024)

Net Unrealized Appreciation	$315,035

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
12/2006 – 12/2007	198,890	Mellon GSL DBT II Collateral Fund	$198,890

The aggregate value of these securities at December 31, 2007 was $198,890 which represents 11.96% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Index	48	Long	Mar 2008	$26

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford International Growth HLS Fund (formerly Hartford International Capital Appreciation HLS Fund)

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.0%
	Australia — 1.6%
283	CSL Ltd. (A)	$8,971
164	Leighton Holdings Ltd. (A)	8,656

		17,627

	Belgium — 0.5%
1,056	Hansen Transmissions (D)	6,052
	Bermuda — 0.7%
321	Seadrill Ltd. (A)(D)(G)	7,742
	Brazil — 2.2%
662	Bolsa De Mercadorias e Futuros (D)	9,295
180	Companhia Vale do Rio Doce ADR #	5,876
81	Petroleo Brasileiro S.A. ADR	9,277

		24,448

	Canada — 3.3%
160	Potash Corp. of Saskatchewan	22,991
70	Research In Motion Ltd. (D)	7,881
60	Suncor Energy, Inc.	6,604

		37,476

	China — 2.6%
1,280	China Communications Construction Co., Ltd. (A)	3,309
27	Focus Media Holding Ltd. ADR (D)(G)	1,539
302	Suntech Power Holdings Co., Ltd. ADR (D)	24,861

		29,709

	Denmark — 3.3%
343	Vestas Wind Systems A/S (A)(D)	37,021
	Egypt — 1.7%
234	Orascom Telecom Holding SAE GDR	19,405
	Finland — 4.1%
1,204	Nokia Oyj (A)(G)	46,246
	France — 10.2%
138	Alstom RGPT (A)	29,640
10	Compagnie Generale de Geophysique-Veritas (A)(D)	2,862
493	France Telecom S.A. (A)	17,691
132	Publicis Groupe (A)	5,154
163	Sanofi-Aventis S.A. (A)	14,948
6	Vallourec (A)	1,700
475	Veolia Environment S.A. (A)	43,271

		115,266

	Germany — 8.6%
1,216	Arcandor AG (A)(D)(G)	29,069
344	Daimler AG (A)(G)	33,329
101	Deutsche Boerse AG (A)	19,960
35	Salzgitter AG (A)(G)	5,180
59	Siemens AG (A)	9,372

		96,910

	Greece — 0.8%
126	National Bank of Greece (A)	8,630
	Hong Kong — 1.7%
2,221	Alibaba.com Ltd. (D)	7,877
866	China Resources Enterprise (A)	3,678
378	Sun Hung Kai Properties Ltd. (A)	7,939

		19,494

	Ireland — 2.3%
786	Elan Corp. plc ADR (D)	17,270
231	Ryanair Holdings plc ADR (D)(G)	9,110

		26,380

	Japan — 4.8%
3	Japan Tobacco, Inc. (A)	15,143
27	Nintendo Co., Ltd. (A)	16,029
309	Sony Corp. (A)	16,813
52	Yamada Denki Co., Ltd. (A)	5,811

		53,796

	Luxembourg — 2.9%
244	Millicom International Cellular S.A. (D)(G)	28,789
160	SES Global S.A. (A)	4,216

		33,005

	Netherlands — 6.1%
830	ASML Holding N.V. (A)	26,192
247	Koninklijke Philips Electronics N.V. (A)	10,571
882	Unilever N.V. CVA (A)	32,403

		69,166

	Russia — 1.9%
371	OAO Gazprom ADR	21,039
	South Korea — 1.1%
114	LG Electronics, Inc. (A)(D)	12,077
	Spain — 4.6%
255	Gamesa Corporacion Tecnologica S.A. (A)	11,785
2,187	Iberdrola Renovables (D)	18,062
681	Telefonica S.A. (A)	22,060

		51,907

	Switzerland — 9.2%
239	Julius Baer Holding Ltd. (A)	19,646
877	Logitech International S.A. (A)(D)(Q)	32,041
48	Nestle S.A. (A)	22,191
265	Sonova Holding AG (A)	29,747

		103,625

	Turkey — 0.9%
365	Turkcell Iletisim Hizmetleri ADR	10,060
	United Kingdom — 18.2%
4,383	Arm Holdings plc (A)	10,810
1,444	Burberry Group plc (A)	16,326
3,861	Carphone Warehouse Group plc (A)(G)	26,272
878	easyJet plc (A)(D)	10,666
2,742	Man Group plc (A)	31,125
427	Reckitt Benckiser Group plc (A)	24,785
692	Schroders plc (A)	17,757
5,234	Tesco plc (A)	49,791
259	Xstrata plc (A)	18,151

		205,683

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	United States — 2.7%
985	Invesco Ltd.		$30,899

	Total common stock (cost $933,655)		$1,083,663

Principal
Amount

SHORT-TERM INVESTMENTS — 10.6%
	Repurchase Agreements — 3.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $8,109, collateralized by FNMA 5.00%, 2035, value of $8,269)
$8,107	4.50% dated 12/31/2007		$8,107
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $73, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $75)
73	1.35% dated 12/31/2007		73
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $22,567, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $23,012)
22,561	4.75% dated 12/31/2007		22,561
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $3,183, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $3,246)
3,182	4.60% dated 12/31/2007		3,182

			33,923

Shares

	Securities Purchased with Proceeds from Security Lending — 7.6%
	Cash Collateral Reinvestment Fund:
85,478	Goldman Sachs FS Prime Obligation/Institutional Fund		85,478

	Total short-term investments (cost $119,401)		$119,401

	Total investments (cost $1,053,056) (C)	106.6%	$1,203,064
	Other assets and liabilities	(6.6)%	(74,560)

	Total net assets	100.0%	$1,128,504

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 93.29% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,055,527 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$165,915
Unrealized Depreciation	(18,378)

Net Unrealized Appreciation	$147,537

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $826,776, which represents 73.26% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2007 was $224.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$530	$531	01/02/08	$(1)
British Pound (Buy)	742	742	01/03/08	—
British Pound (Buy)	147	148	01/04/08	(1)
Euro (Sell)	1,456	1,457	01/02/08	1
Euro (Sell)	1,395	1,403	01/03/08	8
South African Rand (Sell)	1,349	1,309	01/02/08	(40)
Swiss Franc (Buy)	98	98	01/03/08	—
Swiss Franc (Buy)	223	224	01/07/08	(1)

				$(34)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of December 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	4.8%

Capital Goods	7.5

Consumer Cyclical	17.8

Consumer Staples	8.7

Energy	4.2

Finance	13.6

Health Care	6.3

Services	0.6

Technology	23.2

Transportation	1.7

Utilities	7.6

Short-Term Investments	10.6

Other Assets and Liabilities	(6.6)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.1%
	Australia — 0.1%
585	Paladin Resources Ltd. (A)(D)(G)	$3,420
	Austria — 1.2%
363	OMV AG (A) #	29,341
	Belgium — 0.3%
170	UCB S.A. (A)(G)	7,739
	Brazil — 5.4%
2,251	All America Latina Logistica S.A.	29,131
392	Banco Bradesco S.A.	12,554
1,414	Bolsa De Mercadorias e Futuros (D)	19,864
69	MMX Mineracao E Metalicos S.A. (D)	36,649
297	Petroleo Brasileiro S.A. ADR	34,192

		132,390

	Canada — 3.8%
569	Canadian Natural Resources Ltd.	41,837
332	EnCana Corp.	22,686
112	Research In Motion Ltd. (D)	12,751
304	Telus Corp.	15,203

		92,477

	China — 3.9%
36,957	Bank of China Ltd. (A)(G)	17,681
13,599	China Communications Construction Co., Ltd. (A)(G)	35,157
7,513	China Merchants Bank Co., Ltd. (A)(G)	30,225
4,716	Shanghai Electric Group Co., Ltd. (A)	3,896
848	WSP Holdings Ltd. (D)(G)	7,714

		94,673

	Egypt — 1.4%
419	Orascom Telecom Holding SAE GDR (G)	34,760
	Finland — 2.7%
1,732	Nokia Oyj (A)	66,525
	France — 8.2%
41	Alstom RGPT (A)(G)	8,719
839	Axa S.A. (A)(G)	33,454
203	BNP Paribas (A)(G)	21,975
236	Bouygues S.A. (A)(G)	19,626
421	Cie Generale d’Optique Essilor International S.A. (A)(D)(G)	26,835
1,158	France Telecom S.A. (A)(G)	41,536
706	Safran S.A. (A)(G)	14,475
371	Sanofi-Aventis S.A. (A)	33,949

		200,569

	Germany — 11.2%
203	Continental AG (A)(G)	26,602
471	Daimler AG (A)(G)	45,680
175	Deutsche Boerse AG (A)(G)	34,507
278	Deutsche Postbank AG (A)(G)	24,699
340	E.On AG (A)(G)	72,345
49	K + S AG (A)(G)	11,685
359	Siemens AG (A)(G)	57,151

		272,669

	Hong Kong — 3.1%
6,048	China Resources Enterprise (A)(G)	25,684
4,406	Hengan International Group Co., Ltd. (A)(G)	19,584
10,232	Shangri-La Asia Ltd. (A)(G)	31,822

		77,090

	India — 2.0%
247	Bharat Heavy Electricals (A)	16,064
632	Bharti Televentures (A)(D)	15,807
127	HDFC Bank Ltd. ADR (G)	16,515

		48,386

	Ireland — 1.9%
793	Elan Corp. plc ADR (D)(G)	17,421
1,025	Ryanair Holdings plc (A)(D)	6,950
539	Ryanair Holdings plc ADR (D)(G)	21,250

		45,621

	Italy — 3.5%
1,044	Bulgari S.p.A. (A)(G)	14,656
2,017	Enel S.p.A. (A)	23,979
5,829	UniCredito Italiano S.p.A. (A)(G)(Q)	47,950

		86,585

	Japan — 10.2%
259	Astellas Pharma, Inc. (A)	11,237
466	Canon, Inc. (A)(G)	21,345
339	Daiichi Sankyo Co., Ltd. (A)	10,431
266	Eisai Co., Ltd. (A)	10,407
765	Honda Motor Co., Ltd. (A)(G)	25,255
12	Japan Tobacco, Inc. (A)(G)	72,337
297	Mitsubishi Corp. (A)	8,038
1,545	Mitsubishi Electric Corp. (A)	16,002
544	Mitsubishi Estate Co., Ltd. (A)	12,961
1,371	Mitsubishi UFJ Financial Group, Inc. (A)	12,925
366	Mitsui & Co., Ltd. (A)	7,643
19	Rakuten, Inc. (A)(G)	9,521
285	Sony Corp. (A)	15,522
2,120	Toshiba Corp. (A)(G)	15,645

		249,269

	Luxembourg — 0.9%
271	Evraz Group S.A.	21,010
	Mexico — 0.8%
737	Grupo Aeroportuario Del ADR (G)	18,508
	Netherlands — 5.9%
1,178	Aercap Holdings N.V. (D)(G)	24,583
1,146	ASML Holding N.V. (A)	36,171
841	Koninklijke Philips Electronics N.V. (A)	36,030
1,262	Unilever N.V. CVA (A)	46,383

		143,167

	Norway — 2.8%
733	Aker Kvaerner (A)	19,358
438	Petroleum Geo-Services (A)(G)	12,610
1,567	Telenor ASA (A)	37,186

		69,154

	Papua New Guinea — 0.5%
4,035	Lihir Gold Ltd. (A)(D)	12,553

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Russia — 4.1%
841	OAO Gazprom ADR (G)		$47,662
509	TMK OAO GDR (I)		22,095
810	Uralkali (D)(I)		30,160

			99,917

	South Africa — 1.5%
508	Impala Platinum Holdings Ltd. (A)		17,636
1,017	MTN Group Ltd. (A)		19,054

			36,690

	Spain — 2.2%
1,563	Banco Santander Central Hispano S.A. (A)(Q)		33,757
2,307	Iberdrola Renovables (D)(Q)		19,058

			52,815

	Sweden — 1.3%
617	Assa Abloy Ab (A)(G)		12,381
8,440	Telefonaktiebolaget LM Ericsson (A)		19,754

			32,135

	Switzerland — 5.8%
707	Julius Baer Holding Ltd. (A)		58,050
143	Nestle S.A. (A)		65,819
401	UBS AG (A)		18,471

			142,340

	Turkey — 0.4%
393	Turkcell Iletisim Hizmetleri ADR (G)		10,838
	United Kingdom — 10.8%
276	AstraZeneca plc (A)		11,859
382	Johnson Matthey plc (A)		14,253
2,115	Man Group plc (A)		24,010
618	Reckitt Benckiser Group plc (A)		35,885
252	Rio Tinto plc (A)		26,525
745	Standard Chartered plc (A)		27,194
3,489	Tesco plc (A)		33,193
1,293	Xstrata plc (A)		90,758

			263,677

	United States — 3.2%
217	Frontline Ltd. (G)		10,426
1,598	Invesco Ltd.		50,144
65	Lihir Gold Ltd. ADR (G)		2,033
133	Synthes, Inc. (A)		16,575

			79,178

	Total common stock (cost $2,055,774)		$2,423,496

Principal
Amount

SHORT-TERM INVESTMENTS — 14.3%
	Repurchase Agreements — 0.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $4,250, collateralized by FNMA 5.00%, 2035, value of $4,334)
$4,249	4.50% dated 12/31/2007		$4,249
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $38, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $39)
38	1.35% dated 12/31/2007		38
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $11,828, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $12,061)
11,825	4.75% dated 12/31/2007		11,825
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,668, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $1,701)
1,668	4.60% dated 12/31/2007		1,668

			17,780

Shares

	Securities Purchased with Proceeds from Security Lending — 13.6%
	Cash Collateral Reinvestment Fund:
330,735	Navigator Prime Portfolio		330,735

Principal
Amount

	Federal Home Loan Mortgage Corporation Collateral Securities:
	FHLMC
$—	6.01%, 04/11/2017		—
	Federal National Mortgage Association Collateral Securities:
	FNMA
14	3.75%, 07/25/2008		14
—	5.00%, 10/15/2011 — 02/16/2012		1
—	5.20%, 09/18/2012		—
—	5.50%, 01/23/2012		—

			15

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
—	2.38%, 01/15/2027 (O)		—

			330,750

	Total short-term investments (cost $348,530)		$348,530

	Total investments (cost $2,404,304) (C)	113.4%	$2,772,026
	Other assets and liabilities	(13.4)%	(327,804)

	Total net assets	100.0%	$2,444,222

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.91% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $2,406,841 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$404,538
Unrealized Depreciation	(39,353)

Net Unrealized Appreciation	$365,185

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $1,844,452, which represents 75.46% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $52,255, which represents 2.14% of total net assets.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2007 was $4,976.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$253	$248	01/02/08	$5
Euro (Sell)	2,277	2,278	01/02/08	1
Euro (Buy)	6,072	6,076	01/03/08	(4)
Hong Kong Dollar (Buy)	4,076	4,075	01/02/08	1

Hong Kong Dollar (Buy)	2,248	2,248	01/03/08	—

Japanese Yen (Sell)	14,096	13,802	01/04/08	(294)
Swedish Krona (Sell)	1,224	1,222	01/03/08	(2)
Swiss Franc (Buy)	1,293	1,287	01/03/08	6

				$(287)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of December 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	12.3%

Capital Goods	1.8

Consumer Cyclical	8.8

Consumer Staples	10.1

Energy	8.0

Finance	21.3

Health Care	6.8

Services	2.1

Technology	19.7

Transportation	3.5

Utilities	4.7

Short-Term Investments	14.3

Other Assets and Liabilities	(13.4)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.2%
	Australia — 7.8%
936	Austal Ltd. (A)	$2,324
1,000	Boart Longyear Group (A)(D)	2,041
3,661	Centamin Egypt Ltd. (A)(D)	4,329
484	Oxiana Ltd. (A)(G)	1,459
583	Programmed Maintenance Services Ltd. (A)	2,610
222	Ramsay Health Care Ltd. (A)(G)	2,124
981	Resource Pacific Holdings Ltd. (A)(D)	2,548
602	Seek Ltd. (A)(G)	4,181
1,256	Tower Australia Group Ltd. (A)(G)	3,060
525	Transurban Group (A)(G)	3,135
1,145	WHK Group Ltd. (A)(G)	2,203
230	Zinifex Ltd. (A)(G)	2,472

		32,486

	Belgium — 0.8%
14	Umicore (A)	3,426
	Bermuda — 0.6%
203	Aquarius Platinum Ltd. (A)	2,323
	Brazil — 2.8%
76	Dufry South America Ltd. (D)	1,933
158	Lupatech S.A.	5,312
7	MPX Mineracao e Energia S.A. (D)	4,278

		11,523

	Canada — 1.2%
26	First Quantum Minerals Ltd. (A)	2,278
271	Uranium Participation Corp. (D)(G)	2,883

		5,161

	Chile — 0.3%
7	Sociedad Quimica Y Minera de Chile S.A. (G)	1,237
	China — 1.6%
3,564	China Dongxiang Group Co. (D)(G)	2,651
852	Shandong Weigao Group Medical Polymer Co., Ltd. (A)	1,951
1,854	Soho China Ltd. (D)(G)	1,914

		6,516

	Denmark — 0.7%
46	Genmab A/S (A)(D)	2,734
	Finland — 0.9%
73	Outotec Oyj (A)(D)	3,959
	France — 7.1%
34	BioMerieux S.A. (A)	3,941
13	Cegedim S.A. (A)	1,541
85	Ipsen (A)	5,126
67	Korian (A)(G)	2,892
112	Maurel ET Prom (A)(G)	2,338
88	Rhodia S.A. (A)(D)	3,414
147	Safran S.A. (A)(G)	3,015
27	Seche Environment (A)	5,227
35	Zodiac S.A. (A)(G)	2,242

		29,736

	Germany — 6.3%
128	Arcandor AG (A)(D)(G)	3,060
18	K+S AG (A)(G)	4,318
91	Praktiker Bau-Und Heimwerkermaerkte Holding AG (A)(G)	2,693
192	Rhoen-Klinikum AG (A)	6,035
87	Stada Arzneimittel AG (A)	5,374
169	Symrise AG (A)(D)	4,778

		26,258

	Hong Kong — 6.0%
4,515	China Power International Development Ltd. (A)(G)	2,097
1,588	Cosco Pacific Ltd. (A)(G)	4,183
3,088	Far East Pharmaceutical Technology Co., Ltd. (A)(D)(G)(H)	—
2,696	First Pacific Co. Ltd. (A)(G)	2,080
1,573	Shangri-La Asia Ltd. (A)(G)	4,893
2,302	Shun Tak Holdings Ltd. (A)(G)	3,598
4,980	Sinofert Holdings Ltd. (A)(G)	4,601
1,661	Stella International (A)(G)	3,699

		25,151

	India — 0.4%
92	Dr. Reddy’s Laboratories Ltd. ADR (G)	1,669
	Italy — 5.5%
177	Ansaldo STS S.p.A. (A)(D)	2,249
286	Antichi Pellettieri S.p.A. (A)	3,945
96	Autogrill S.p.A.	1,643
153	Banco di Desio e della Brianza S.A. (A)	1,577
65	DiaSorin S.p.A. (A)(D)	1,278
163	Enia S.p.A. (A)(D)	2,820
756	Immobiliare Grande Distribuzione (A)(G)	2,243
75	Mariella Burani Fashion Group S.p.A. (A)	2,063
65	Pirelli & C. Real Estate S.p.A. (A)	2,394
115	Prysmian S.p.A. (A)(D)	2,834

		23,046

	Japan — 22.9%
114	AEON Mall Co., Ltd. (A)(G)	2,986
725	Daishi Bank Ltd. (A)	2,940
490	Higo Bank Ltd. (A)	3,179
382	Hitachi Metals Ltd. (A)(G)	5,137
247	Iino Kaiun Kaisha Ltd. (A)	2,265
6	Jupiter Telecommunications Co., Ltd. (A)(D)	4,801
3	KK DaVinci Advisors (A)(D)(G)	2,362
103	Kobayashi Pharmaceutical Co., Ltd. (A)(G)	3,862
716	Mitsubishi Rayon Co., Ltd. (A)(G)	3,452
100	Miura Co., Ltd. (A)(G)	2,432
82	Modec, Inc. (A)(G)	2,175
287	Nabtesco Corp. (A)(G)	4,492
637	Nachi-Fujikoshi Corp. (A)(G)	2,491
204	Nok Corp. (A)	4,301
568	NTN Corp. (A)(G)	4,924
107	OBIC Business Consultants Ltd. (A)(G)	6,214
33	OBIC Co., Ltd. (A)(G)	6,098
90	Point, Inc. (A)(G)	4,538
1	RISA Partners, Inc. (A)(G)	1,893
138	Securities Carbon Ltd. (A)	1,413
330	Shionogi & Co., Ltd. (A)	5,847

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Japan — (continued)
1,105	Sumitomo Osaka Cement Co., Ltd. (A)(G)	$2,089
99	Sysmex Corp. (A)	4,172
103	Taiyo Ink Manufacturing Co., Ltd. (A)(G)	3,005
170	Tokai Carbon Co. (A)(G)	1,518
27	Toyo Tanso Co., Ltd. (A)(G)	2,149
80	Uni-Charm Corp. (A)(G)	5,049

		95,784

	Liechtenstein — 1.2%
20	Verwalt & Privat-Bank AG (A)	5,040
	Malaysia — 0.5%
4,027	Air Asia BHD (A)(D)	1,936
	Netherlands — 3.1%
554	Dockwise Ltd. (A)(D)	2,293
172	Ordina N.V. (A)	3,060
111	SBM Offshore N.V. (A)	3,494
255	Spazio Investment N.V.	4,419

		13,266

	Norway — 2.1%
920	Eitzen Chemical ASA (A)(D)(G)	3,854
214	TGS Nopec Geophysical Co. ASA (A)(D)(G)	2,919
273	Wavefield Inseis ASA (A)(D)	2,111

		8,884

	Portugal — 0.7%
370	Mota — Engil S.A. (A)	2,747
	Singapore — 1.2%
1,612	The Ascott Group (A)(G)	1,349
2,313	Goodpack Ltd. (A)(G)	3,620

		4,969

	South Korea — 2.6%
15	Cheil Communications, Inc. (A)(D)	4,429
44	Hanjin Heavy Industrial & Construction (D)	3,231
39	Hyundai Steel Co. (A)(D)	3,260

		10,920

	Spain — 2.0%
235	Laboratorios Almiral S.A. (A)(D)	5,155
88	Prosegur Compania de Seguridad S.A. (A)(G)	3,133

		8,288

	Sweden — 3.1%
400	Lundin Petroleum Ab (A)(D)	4,156
196	Munters Ab (A)(G)	2,328
264	Swedish Match Ab (A)	6,280

		12,764

	Switzerland — 3.5%
27	Bachem Holding AG Class B (A)	2,322
73	Dufry Group	8,155
103	Paris RE Holdings Ltd. (D)	2,115
89	Temenos Group AG (A)(D)	2,201

		14,793

	United Kingdom — 14.3%
193	Admiral Group plc (A)	4,232
90	Aveva Group plc (A)	1,725
504	Clapham House Group plc (A)(D)	1,703
542	Detica Group plc (A)	2,378
258	easyJet plc (A)(D)	3,128
489	Fenner plc (A)	2,375
2,317	Guinness Peat Group plc (A)	3,094
170	Hamworthy KSE	1,437
87	Homeserve plc (A)	2,906
461	Informa Group plc (A)	4,225
364	Lancashire Holdings Ltd. (A)(D)(G)	2,642
441	Mears Group plc (A)	2,047
526	Meggitt plc (A)	3,483
579	Petrofac Ltd. (A)	6,329
512	Rexam plc (A)	4,266
913	Senior plc (A)	2,127
150	Ultra Electronics Holdings plc (A)	4,113
197	VT Group plc (A)	2,699
113	Wellstream Holdings plc (A)(D)	2,428
605	Wolfson Microelectronics plc (A)(D)	2,500

		59,837

	Total common stock (cost $393,853)	$414,453

SHORT-TERM INVESTMENTS — 22.4%
	Securities Purchased with Proceeds from Security Lending — 22.4%
	Cash Collateral Reinvestment Fund:
93,473	Navigator Prime Portfolio	$93,473

Principal
Amount

	Federal Home Loan Bank Collateral Securities:
	Federal Home Loan Bank
$2	5.00%, 02/29/2008	2
	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corporation
214	4.75%, 03/05/2009	220
—	5.13%, 08/23/2010	—

		220

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
21	6.00%, 02/15/2026	26
—	7.63%, 02/15/2025	—
—	8.13%, 08/15/2019	—
	U.S. Treasury Note
—	3.63%, 01/15/2008	—
—	3.88%, 01/15/2009 (O)	—

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

	U.S. Treasury Collateral Securities: — (continued)
	U.S. Treasury Strip
$4	4.68%, 02/15/2023 ►		$2

			28

	Total short-term investments (cost $93,723)		$93,723

	Total investments (cost $487,576) (C)	121.6%	$508,176
	Other assets and liabilities	(21.6)%	(90,136)

	Total net assets	100.0%	$418,040

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.59% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $489,400 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$45,829
Unrealized Depreciation	(27,053)

Net Unrealized Appreciation	$18,776

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $371,576, which represents 88.89% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
03/2004 – 05/2004	3,088	Far East Pharmaceutical Technology Co., Ltd.	$445

The aggregate value of these securities at December 31, 2007 rounds to zero.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Sell)	$118	$118	01/02/08	$—
Australian Dollar (Sell)	44	44	01/03/08	—
Australian Dollar (Sell)	453	453	01/04/08	—
British Pound (Buy)	23	23	01/02/08	—
British Pound (Sell)	547	547	01/03/08	—
British Pound (Sell)	55	55	01/04/08	—
Euro (Sell)	106	106	01/02/08	—
Japanese Yen (Sell)	2,070	2,027	01/04/08	(43)

				$(43)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets
Basic Materials	19.7%

Capital Goods	6.6

Consumer Cyclical	10.6

Consumer Staples	1.8

Energy	6.5

Finance	13.0

Health Care	14.3

Services	6.8

Technology	9.8

Transportation	7.1

Utilities	3.0

Short-Term Investments	22.4

Other Assets and Liabilities	(21.6)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford LargeCap Growth HLS Fund (formerly Hartford Blue Chip Stock HLS Fund)

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.4%
	Basic Materials — 1.8%
21	AK Steel Holding Corp. (D)	$948
8	Precision Castparts Corp.	1,054
19	Shaw Group, Inc. (D)	1,118

		3,120

	Capital Goods — 6.7%
12	3M Co.	987
22	Boeing Co.	1,880
24	Caterpillar, Inc.	1,770
39	Dresser-Rand Group, Inc. (D)	1,539
21	Honeywell International, Inc.	1,275
18	Illinois Tool Works, Inc. (G)	958
41	Novellus Systems, Inc. (D)(G)	1,125
12	Textron, Inc.	870
15	United Technologies Corp.	1,117

		11,521

	Consumer Cyclical — 11.1%
25	Altria Group, Inc.	1,920
18	Amazon.com, Inc. (D)(G)	1,649
7	AutoZone, Inc. (D)	815
107	Big Lots, Inc. (D)(G)	1,708
42	Coach, Inc. (D)	1,281
12	Costco Wholesale Corp.	851
31	Dick’s Sporting Goods, Inc. (D)	861
6	Foster Wheeler Ltd. (D)	930
22	GameStop Corp. Class A (D)	1,335
25	NIKE, Inc. Class B	1,625
3	NVR, Inc. (D)(G)	1,541
140	RadioShack Corp. (G)	2,355
30	TJX Cos., Inc.	874
27	Wal-Mart Stores, Inc.	1,269

		19,014

	Consumer Staples — 6.3%
25	Coca-Cola Co.	1,534
17	Colgate-Palmolive Co.	1,302
22	Kellogg Co.	1,143
14	Loews Corp. — Carolina Group	1,160
26	PepsiCo, Inc.	1,963
19	Procter & Gamble Co.	1,372
24	UST, Inc. (G)	1,332
18	William Wrigley, Jr. Co.	1,036

		10,842

	Energy — 5.1%
27	ENSCO International, Inc.	1,622
22	Exxon Mobil Corp.	2,094
79	Global Industries (D)	1,694
15	Schlumberger Ltd.	1,476
20	Tesoro Corp.	949
35	Western Refining, Inc. (G)	857

		8,692

	Finance — 15.1%
19	Aetna, Inc.	1,120
26	Aflac, Inc.	1,647
23	American Express Co.	1,176
42	Charles Schwab Corp.	1,071
16	Cigna Corp.	860
1	CME Group, Inc.	974
20	Eaton Vance Corp. (G)	922
27	Federated Investors, Inc.	1,115
23	Health Net, Inc. (D)	1,130
29	Humana, Inc. (D)	2,214
7	IntercontinentalExchange, Inc. (D)	1,424
45	Invesco Ltd.	1,421
45	Janus Capital Group, Inc. (G)	1,485
9	Mastercard, Inc. (G)	1,829
12	PartnerRe Ltd.	974
22	Philadelphia Consolidated Holding Corp. (D)	858
10	Prudential Financial, Inc.	968
17	T. Rowe Price Group, Inc.	1,004
22	UnitedHealth Group, Inc.	1,298
19	Wellcare Health Plans, Inc. (D)(G)	817
11	Wellpoint, Inc. (D)	930
15	XL Capital Ltd. Class A	735

		25,972

	Health Care — 14.1%
20	Abbott Laboratories	1,112
13	Allergan, Inc.	835
24	Amgen, Inc. (D)	1,105
33	Bristol-Myers Squibb Co.	867
24	Coventry Health Care, Inc. (D)	1,416
19	Eli Lilly & Co.	1,014
56	Endo Pharmaceuticals Holdings, Inc. (D)	1,504
40	Forest Laboratories, Inc. (D)	1,462
24	Herbalife Ltd.	963
26	Johnson & Johnson	1,714
19	McKesson Corp.	1,258
19	Medco Health Solutions, Inc. (D)	1,896
36	Merck & Co., Inc.	2,066
15	Monsanto Co.	1,653
40	Sepracor, Inc. (D)(G)	1,058
106	Warner Chilcott Ltd. (D)(G)	1,874
38	Watson Pharmaceuticals, Inc. (D)	1,029
30	Wyeth	1,339

		24,165

	Services — 9.6%
58	Accenture Ltd. Class A	2,097
23	Apollo Group, Inc. Class A (D)	1,599
34	Autodesk, Inc. (D)	1,692
14	DST Systems, Inc. (D)(G)	1,114
13	Express Scripts, Inc. (D)	934
6	Fluor Corp.	933
19	ITT Educational Services, Inc. (D)(G)	1,620
170	Novell, Inc. (D)	1,167
158	Regal Entertainment Group (G)	2,855
37	Synopsys, Inc. (D)	954
44	Walt Disney Co.	1,411

		16,376

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Technology — 28.1%
27	Adobe Systems, Inc. (D)	$1,137
36	Analog Devices, Inc.	1,141
17	Apple, Inc. (D)	3,387
54	Applied Materials, Inc.	956
60	BMC Software, Inc. (D)	2,121
58	CA, Inc.	1,437
85	Cisco Systems, Inc. (D)	2,290
23	Citrix Systems, Inc. (D)	855
36	Corning, Inc.	859
10	Danaher Corp.	904
31	Dolby Laboratories, Inc. Class A (D)	1,551
124	EMC Corp. (D)	2,290
16	Emerson Electric Co.	929
8	Garmin Ltd. (G)	795
4	Google, Inc. (D)	3,029
45	Hewlett-Packard Co.	2,256
91	Intel Corp.	2,427
18	International Business Machines Corp.	1,964
56	Juniper Networks, Inc. (D)	1,856
8	L-3 Communications Holdings, Inc.	837
28	LAM Research Corp. (D)(G)	1,189
13	Lockheed Martin Corp.	1,356
12	MEMC Electronic Materials, Inc. (D)	1,062
95	Microsoft Corp.	3,373
44	National Semiconductor Corp. (G)	994
58	NVIDIA Corp. (D)	1,987
100	Oracle Corp. (D)	2,265
34	Qualcomm, Inc.	1,318
50	Texas Instruments, Inc.	1,683

		48,248

	Utilities — 1.5%
38	Mirant Corp. (D)(G)	1,473
20	PPL Corp.	1,037

		2,510

	Total common stock (cost $165,602)	$170,460

EXCHANGE TRADED FUNDS — 0.5%
	Finance — 0.5%
15	iShares Russell 1000	$912

	Total exchange traded funds (cost $924)	$912

	Total long-term investments (cost $166,526)	$171,372

Principal
Amount

SHORT-TERM INVESTMENTS — 15.4%
	Repurchase Agreements — 0.1%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2008 in the amount of $51, collateralized by U.S. Treasury Note 3.63%, 2012, value of $52)
$51	1.30% dated 12/31/2007	$51
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2008 in the amount of $49, collateralized by U.S. Treasury Note 3.38% — 12.50%, 2009 — 2014, value of $50)
49	1.25% dated 12/31/2007	49

		100

Shares

	Securities Purchased with Proceeds from Security Lending — 15.3%
	Cash Collateral Reinvestment Fund:
20,819	Navigator Prime Portfolio	20,819

Principal
Amount

	Federal Home Loan Bank Collateral Securities:
	Federal Home Loan Bank
$728	4.00%, 02/06/2009	749
4	4.60%, 11/28/2008	4
1,943	5.25%, 01/16/2009	2,014

		2,767

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corporation
237	4.03%, 02/04/2000	236
13	6.01%, 04/11/2017	13

		249

	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Association
8	3.75%, 07/25/2008	8
11	5.00%, 10/15/2011 — 02/16/2012	12
915	5.20%, 09/18/2012	934
56	4.02%, 03/28/1996	55
18	5.50%, 01/23/2012	19

		1,028

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
17	2.00%, 01/15/2026 (O)	19
—	2.38%, 01/15/2025 — 01/15/2027 (O)	—
1	3.88%, 04/15/2029 (O)	3
—	8.75%, 08/15/2020	—
	U.S. Treasury Note
53	0.88%, 04/15/2010 (O)	58
472	1.63%, 01/15/2015 (O)	523
137	1.88%, 07/15/2013 — 07/15/2015 (O)	155
222	2.00%, 04/15/2012 — 01/15/2016 (O)	260
—	2.38%, 01/15/2017 (O)	—
2	2.50%, 07/15/2016 (O)	2
—	3.38%, 10/15/2009	—
414	3.63%, 10/31/2009	420

		1,440

		26,303

The accompanying notes are an integral part of these financial statements.

Hartford LargeCap Growth HLS Fund (formerly Hartford Blue Chip Stock HLS Fund)

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

	U.S. Treasury Bills — 0.0%
$100	2.85%, 03/13/2008 (M)		$99

	Total short-term investments (cost $26,502)		$26,502

	Total investments (cost $193,028) (C)	115.3%	$197,874
	Other assets and liabilities	(15.3)%	(26,309)

	Total net assets	100.0%	$171,565

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $193,935 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,787
Unrealized Depreciation	(10,848)

Net Unrealized Appreciation	$3,939

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.4%
	Basic Materials — 11.0%
411	Agrium, Inc.	$29,657
292	Carlisle Cos., Inc. (G)	10,825
412	CF Industries Holdings, Inc.	45,345
489	Cleveland-Cliffs, Inc. (G)	49,251
328	Consol Energy, Inc.	23,437
439	FMC Corp.	23,926
311	Kingboard Chemical Holdings Ltd. (A)	1,834
16	Lupatech S.A.	522
400	Nucor Corp.	23,676
471	Owens-Illinois, Inc. (D)	23,295
386	Peabody Energy Corp.	23,781
217	Precision Castparts Corp.	30,139
636	Thompson Creek Metals Co. Inc (D)	10,942
303	United States Steel Corp.	36,636

		333,266

	Capital Goods — 2.2%
886	Kennametal, Inc.	33,544
605	Toro Co. (G)	32,909

		66,453

	Consumer Cyclical — 16.6%
259	Abercrombie & Fitch Co. Class A	20,744
1,001	American Eagle Outfitters, Inc. (G)	20,790
1,257	BJ’s Wholesale Club, Inc. (D)	42,524
514	BorgWarner, Inc.	24,883
1,008	Dick’s Sporting Goods, Inc. (D)(G)	27,988
286	Foster Wheeler Ltd. (D)	44,305
720	Gildan Activewear, Inc. (D)	29,643
3,617	Greentown China Holdings (A)(G)	5,604
8,092	Li & Fung Ltd. (A)(G)	32,261
515	Liz Claiborne, Inc. (G)	10,489
1,028	Newell Rubbermaid, Inc.	26,602
43	NVR, Inc. (D)(G)	22,742
619	O’Reilly Automotive, Inc. (D)	20,064
501	Oshkosh Truck Corp. (G)	23,673
446	PACCAR, Inc. (G)	24,303
320	Patterson Cos., Inc. (D)	10,854
7,858	Peace Mark Holdings Ltd. (A)(G)	12,481
951	PetSmart, Inc.	22,378
1,175	Supervalu, Inc.	44,071
588	Tiffany & Co.	27,070
185	Under Armour, Inc. Class A (D)(G)	8,092

		501,561

	Consumer Staples — 1.6%
722	Clorox Co.	47,079
	Energy — 7.5%
513	Cie Gen Geophysique — SP ADR (D)	28,737
160	Diamond Offshore Drilling, Inc. (G)	22,663
847	Forest Oil Corp. (D)	43,046
466	Noble Energy, Inc. (G)	37,080
32	Seadrill Ltd. (A)(D)	772
370	Southwestern Energy Co. (D)	20,639
1,309	UGI Corp.	35,681
512	Ultra Petroleum Corp. (D)	36,587

		225,205

	Finance — 9.9%
6,948	Aberdeen Asset Management plc (A)(G)	22,918
120	Blackrock, Inc. (G)	25,994
480	Bovespa Holding S.A. (D)	9,245
179	Everest Re Group Ltd.	17,972
363	Forest City Enterprises, Inc. Class A (G)	16,123
335	Health Net, Inc. (D)	16,162
461	Kimco Realty Corp.	16,788
428	State Street Corp.	34,762
363	T. Rowe Price Group, Inc.	22,069
1,616	UCBH Holdings, Inc. (G)	22,885
1,296	Unum Group	30,825
489	Waddell and Reed Financial, Inc. Class A	17,655
1,901	Western Union Co.	46,161

		299,559

	Health Care — 14.1%
642	Amylin Pharmaceuticals, Inc. (D)(G)	23,758
829	Barr Pharmaceuticals, Inc. (D)	44,009
771	Beckman Coulter, Inc. (G)	56,151
472	Brookdale Senior Living, Inc. (G)	13,401
357	Cephalon, Inc. (D)(G)	25,588
705	Charles River Laboratories International, Inc. (D)(G)	46,376
1,200	Community Health Systems, Inc. (D)(G)	44,247
989	Elan Corp. plc ADR (D)	21,734
44	Intuitive Surgical, Inc. (D)	14,408
1,593	Millennium Pharmaceuticals, Inc. (D)	23,869
181	Regeneron Pharmaceuticals, Inc. (D)	4,379
446	Respironics, Inc. (D)	29,227
580	Sepracor, Inc. (D)	15,212
595	St. Jude Medical, Inc. (D)	24,189
761	Universal Health Services, Inc. Class B	38,968

		425,516

	Services — 12.7%
3,149	Allied Waste Industries, Inc. (D)(G)	34,699
691	Autodesk, Inc. (D)	34,359
416	C.H. Robinson Worldwide, Inc.	22,525
2,165	Cadence Design Systems, Inc. (D)	36,830
1,165	DreamWorks Animation SKG, Inc. (D)	29,762
1,192	Equifax, Inc. (D)	43,337
187	Factset Research Systems, Inc.	10,421
115	Fluor Corp.	16,700
165	ITT Educational Services, Inc. (D)	14,061
619	Manpower, Inc.	35,204
1,762	Republic Services, Inc.	55,236
1,339	Robert Half International, Inc.	36,209
81	Strayer Education, Inc.	13,817

		383,160

	Technology — 18.1%
1,003	Activision, Inc. (D)	29,795
2,502	Altera Corp.	48,341
476	American Tower Corp. Class A (D)	20,256
566	BMC Software, Inc. (D)	20,157
476	CommScope, Inc. (D)(G)	23,419
237	Ctrip.com International Ltd.	13,646
340	DaVita, Inc. (D)	19,142

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Technology — (continued)
700	Electronic Arts, Inc. (D)	$40,910
724	Emulex Corp. (D)	11,818
285	Equinix, Inc. (D)(G)	28,815
440	F5 Networks, Inc. (D)	12,535
715	FLIR Systems, Inc. (D)(G)	22,386
634	LAM Research Corp. (D)	27,421
644	Linear Technology Corp. (G)	20,511
283	Logitech International S.A. (D)(G)	10,387
1,151	McAfee, Inc. (D)	43,166
645	National Instruments Corp.	21,501
296	Network Appliance, Inc. (D)	7,378
448	Rockwell Collins, Inc.	32,207
882	SanDisk Corp. (D)	29,239
2,964	Sonus Networks, Inc. (D)(G)	17,279
1,200	VeriSign, Inc. (D)(G)	45,147

		545,456

	Transportation — 2.8%
248	Con-way, Inc. (G)	10,285
269	Expeditors International of Washington, Inc. (G)	12,019
1,262	J.B. Hunt Transport Services, Inc. (G)	34,765
668	Landstar System, Inc.	28,148

		85,217

	Utilities — 2.9%
1,198	DPL, Inc. (G)	35,518
1,184	Northeast Utilities	37,080
103	Sunpower Corp. (D)(G)	13,430

		86,028

	Total common stock (cost $2,710,623)	$2,998,500

Principal
Amount

SHORT-TERM INVESTMENTS — 13.3%
	Repurchase Agreements — 0.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $4,408, collateralized by FNMA 5.00%, 2035, value of $4,495)
$4,407	4.50% dated 12/31/2007	$4,407
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $40, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $41)
40	1.35% dated 12/31/2007	40
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $12,267, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $12,509)
12,264	4.75% dated 12/31/2007	12,264
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,730, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $1,764)
1,729	4.60% dated 12/31/2007	1,729

		18,440

Shares

	Securities Purchased with Proceeds from Security Lending — 12.7%
	Cash Collateral Reinvestment Fund:
358,456	Navigator Prime Portfolio	358,456

Principal
Amount

	Federal Home Loan Bank Collateral Securities:
	Federal Home Loan Bank
$368	3.98%, 05/02/2008	363
636	4.00%, 02/06/2009	654
12	4.60%, 11/28/2008	12
346	5.25%, 01/16/2009	358

		1,387

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corporation
356	4.03%, 02/04/2000	354
1,229	4.04%, 01/25/2008	1,226

		1,580

	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Corporation
2,025	4.02%, 03/28/2008	2,005
434	4.06%, 03/03/2008	431

		2,436

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
946	2.00%, 01/15/2026 (O)	1,005
—	2.38%, 01/15/2025 (O)	1
18	3.38%, 04/15/1932 (O)	27
9	3.88%, 04/15/2029 (O)	15
—	8.75%, 08/15/2020	—

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Securities Purchased with Proceeds from Security Lending — (continued)
	U.S. Treasury Collateral Securities: — (continued)
	U.S. Treasury Note
$6,316	0.88%, 04/15/2010 (O)		$6,961
1,940	1.88%, 07/15/2013 — 07/15/2015 (O)		2,295
1,670	2.00%, 01/15/2014 — 01/15/2016 (O)		1,922
136	2.38%, 01/15/2017 (O)		150
99	2.50%, 07/15/2016 (O)		106
—	2.63%, 07/15/2017 (O)		—
1	3.38%, 10/15/2009		1
2,961	3.63%, 10/31/2009		3,005
3,595	4.25%, 01/15/2010 (O)		4,855

			20,343

			384,202

	Total short-term investments (cost $402,642)		$402,642

	Total investments (cost $3,113,265) (C)	112.7%	$3,401,142
	Other assets and liabilities	(12.7)%	(382,706)

	Total net assets	100.0%	$3,018,436

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.63% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $3,114,040 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$409,882
Unrealized Depreciation	(122,780)

Net Unrealized Appreciation	$287,102

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $75,870, which represents 2.51% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Hong Kong Dollar (Sell)	$542	$541	01/02/08	$(1)
Hong Kong Dollar (Sell)	1,019	1,019	01/03/08	—
Norwegian Krone (Buy)	782	785	01/04/08	(3)

				$(4)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.2%
	Basic Materials — 7.7%
3	Airgas, Inc.	$175
4	Ball Corp.	196
8	Cabot Corp. (G)	268
77	Chemtura Corp.	598
3	Church & Dwight Co., Inc. (G)	160
2	Cleveland-Cliffs, Inc. (G)	169
58	Domtar Corp. (D)(G)	446
5	Lubrizol Corp.	274
4	Massey Energy Co. (G)	134
4	Owens-Illinois, Inc. (D)	193
4	Packaging Corp. of America	124
2	Rohm & Haas Co. (G)	125
14	RPM International, Inc. (G)	292
9	Sealed Air Corp. (G)	218
4	Steel Dynamics, Inc. (G)	212
15	Valspar Corp. (G)	347

		3,931

	Capital Goods — 4.5%
3	Goodrich Corp.	242
5	International Game Technology (G)	235
6	Joy Global, Inc. (G)	369
7	Lennox International, Inc. (G)	308
4	National Oilwell Varco, Inc. (D)	294
3	Pall Corp.	133
2	Smith International, Inc. (G)	176
5	Textron, Inc.	323
7	Varian Semiconductor Equipment Associates, Inc. (D)(G)	250

		2,330

	Consumer Cyclical — 12.8%
3	Abercrombie & Fitch Co. Class A	226
3	Avery Dennison Corp.	138
7	Avnet, Inc. (D)(G)	236
8	Barnes & Noble, Inc.	276
19	Big Lots, Inc. (D)(G)	296
4	BorgWarner, Inc. (G)	179
5	Copart, Inc. (D)	225
8	Crocs, Inc. (D)(G)	305
10	Dick’s Sporting Goods, Inc. (D)(G)	290
12	Dollar Tree Stores, Inc. (D)(G)	306
4	Fastenal Co. (G)	168
2	Foster Wheeler Ltd. (D)	363
6	GameStop Corp. Class A (D)	392
4	Guess?, Inc.	146
5	MSC Industrial Direct Co., Inc. (G)	200
11	Nalco Holding Co. (G)	264
1	NVR, Inc. (D)(G)	346
20	RadioShack Corp. (G)	337
7	Reliance Steel & Aluminum	382
16	Saks, Inc. (D)(G)	324
5	Scotts Miracle-Gro Co. Class A (G)	168
3	Sherwin-Williams Co. (G)	170
6	Tim Hortons, Inc. (G)	205
9	TJX Cos., Inc.	269
9	Yum! Brands, Inc. (G)	331

		6,542

	Consumer Staples — 2.4%
4	Hansen National Corp. (D)(G)	168
4	Loews Corp. — Carolina Group	305
4	Pepsi Bottling Group, Inc.	170
4	UST, Inc.	239
6	William Wrigley, Jr. Co.	332

		1,214

	Energy — 11.7%
9	BJ Services Co. (G)	216
12	Chesapeake Energy Corp. (G)	478
2	Constellation Energy Group, Inc.	188
4	ENSCO International, Inc. (G)	219
6	Frontier Oil Corp.	243
7	Global Industries (D)	154
7	Helix Energy Solutions Group, Inc. (D)(G)	288
4	Holly Corp. (G)	192
12	Nabors Industries Ltd. (D)	319
2	Noble Energy, Inc. (G)	158
2	Oceaneering International, Inc. (D)	120
10	Pride International, Inc. (D)	353
6	Rowan Companies, Inc.	235
7	Sunoco, Inc. (G)	475
5	Superior Energy Services, Inc. (D)	174
10	Tesoro Corp.	496
12	Unit Corp. (D)	537
16	W&T Offshore, Inc. (G)	487
4	Weatherford International Ltd. (D)	287
9	Western Refining, Inc. (G)	220
4	Williams Cos., Inc.	138

		5,977

	Finance — 12.5%
2	Affiliated Managers Group, Inc. (D)(G)	189
4	CIGNA Corp.	231
6	Eaton Vance Corp. (G)	257
3	Erie Indemnity Co. (G)	136
8	Federated Investors, Inc.	319
3	Health Care, Inc. (G)	143
6	Health Net, Inc. (D)	309
10	Humana, Inc. (D)	752
2	IntercontinentalExchange, Inc. (D)	398
7	Invesco Ltd.	232
9	Janus Capital Group, Inc. (G)	304
2	Macerich Co. (G)	135
3	Mastercard, Inc. (G)	618
6	Nasdaq Stock Market, Inc. (D)	292
2	Northern Trust Corp.	138
1	Nymex Holdings, Inc.	190
2	PartnerRe Ltd.	180
3	ProLogis	195
6	T. Rowe Price Group, Inc. (G)	357
6	Taubman Centers, Inc. (G)	274
11	TD Ameritrade Holding Corp. (D)(G)	211
5	Ventas, Inc.	244
7	Wellcare Health Plans, Inc. (D)(G)	285

		6,389

	Health Care — 6.8%
3	Allergan, Inc. (G)	188
7	Amerisource Bergen Corp. (G)	303
5	Barr Pharmaceuticals, Inc. (D)	283

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Health Care — (continued)
2	Covance, Inc. (D)	$176
7	Coventry Health Care, Inc. (D)(G)	395
11	Endo Pharmaceuticals Holdings, Inc. (D)	303
3	Henry Schein, Inc. (D)(G)	164
7	Herbalife Ltd.	280
4	Hospira, Inc. (D)(G)	151
8	ImClone Systems, Inc. (D)(G)	340
1	Intuitive Surgical, Inc. (D)	225
3	Kinetic Concepts, Inc. (D)(G)	162
6	Sepracor, Inc. (D)(G)	164
12	Watson Pharmaceuticals, Inc. (D)(G)	334

		3,468

	Services — 13.1%
6	Apollo Group, Inc. Class A (D)	450
6	Autodesk, Inc. (D)	321
6	Broadridge Financial Solutions	128
2	Central European Media Enterprises Ltd. (D)	183
7	CTC Media, Inc. (D)(G)	199
9	Discovery Holding Co. (D)(G)	224
9	DreamWorks Animation SKG, Inc. (D)	217
4	DST Systems, Inc. (D)(G)	304
4	EchoStar Communications Corp. Class A (D)	155
11	Electronic Data Systems Corp.	222
6	Express Scripts, Inc. (D)	432
3	Factset Research Systems, Inc. (G)	160
2	Harsco Corp.	149
4	Hewitt Associates, Inc. (D)	163
3	IDEXX Laboratories, Inc. (D)	176
4	ITT Educational Services, Inc. (D)(G)	316
7	Liberty Global, Inc. (D)(G)	272
62	Novell, Inc. (D)	427
5	Paychex, Inc.	197
3	Pediatrix Medical Group, Inc. (D)	203
13	Regal Entertainment Group (G)	233
6	Republic Services, Inc.	196
6	SEI Investments Co. (G)	208
6	Stericycle, Inc. (D)	356
7	URS Corp. (D)	367
3	VCA Antech, Inc. (D)	124
4	Weight Watchers International, Inc. (G)	165
2	Wynn Resorts Ltd. (G)	178

		6,725

	Technology — 23.8%
9	Activision, Inc. (D)	264
4	Affiliated Computer Services, Inc. Class A (D)	196
9	Agilent Technologies, Inc. (D)(G)	340
4	American Tower Corp. Class A (D)	151
3	AMETEK, Inc.	127
3	Amphenol Corp. Class A	130
7	Arrow Electronics, Inc. (D)(G)	285
15	BMC Software, Inc. (D)(G)	531
31	Brocade Communications Systems, Inc. (D)(G)	229
16	CA, Inc. (G)	407
14	Citizens Communications Co. (G)	173
5	CommScope, Inc. (D)	249
19	Compuware Corp. (D)(G)	168
8	Cree, Inc. (D)(G)	223
6	Dentsply International, Inc. (G)	263
8	Dolby Laboratories, Inc. Class A (D)	378
3	Electronic Arts, Inc. (D)	155
1	First Solar, Inc. (D)	283
4	Harris Corp.	237
3	Hubbell, Inc. Class B (G)	172
12	Intersil Corp.	295
5	Juniper Networks, Inc. (D)	181
5	KLA-Tencor Corp.	243
2	L-3 Communications Holdings, Inc. (G)	254
10	Leap Wireless International, Inc. (D)(G)	448
2	MEMC Electronic Materials, Inc. (D)	215
1	Mettler-Toledo International, Inc. (D)	135
8	Microchip Technology, Inc. (G)	256
21	National Semiconductor Corp.	469
13	NCR Corp. (D)(G)	316
6	Network Appliance, Inc. (D)	152
8	NVIDIA Corp. (D)	282
17	QLogic Corp. (D)(G)	237
6	Rockwell Collins, Inc.	400
2	Roper Industries, Inc.	124
7	SanDisk Corp. (D)(G)	237
9	SBA Communications Corp. (D)(G)	313
12	Seagate Technology	312
4	Silicon Laboratories, Inc. (D)(G)	161
6	Telephone and Data Systems, Inc.	386
5	Teradata Corp. (D)	134
8	Trimble Navigation Ltd. (D)(G)	250
3	U.S. Cellular Corp. (D)	217
9	VeriSign, Inc. (D)(G)	329
5	Waters Corp. (D)	388
3	WebMD Health Corp. (D)(G)	115
8	Western Digital Corp. (D)	249
4	Zebra Technologies Corp. Class A (D)	142

		12,201

	Transportation — 1.2%
5	Frontline Ltd. (G)	262
11	Gentex Corp. (G)	187
4	UAL Corp. (D)(G)	151

		600

	Utilities — 2.7%
21	CenterPoint Energy, Inc. (G)	356
39	Dynegy Holdings, Inc. (D)(G)	276
7	NRG Energy, Inc. (D)(G)	306
28	Sierra Pacific Resources	466

		1,404

	Total common stock (cost $50,272)	$50,781

EXCHANGE TRADED FUNDS — 0.4%
	Other Investment Pools and Funds — 0.4%
2	iShares Russell Midcap Growth (G)	235

	Total exchange traded funds (cost $233)	$235

	Total long-term investments (cost $50,505)	$51,016

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 29.4%
	Repurchase Agreements — 0.3%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2008 in the amount of $81, collateralized by U.S. Treasury Note 3.63%, 2012, value of $83)
$81	1.30% dated 12/31/2007		$81
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2008 in the amount of $79, collateralized by U.S. Treasury Note 3.38% — 12.50%, 2009 — 2014, value of $81)
79	1.25% dated 12/31/2007		79

			160

Shares

	Securities Purchased with Proceeds from Security Lending — 29.0%
	Cash Collateral Reinvestment Fund:
13,839	Navigator Prime Portfolio		13,839

Principal
Amount

	Federal Home Loan Bank Collateral Securities:
	FHLB
$459	3.98%, 05/02/2008		454
8	4.00%, 02/06/2009		8
1	4.60%, 11/28/2008		1

			463

	Federal Home Loan Mortgage Corporation Collateral Securities:
	FHLMC
1	4.03%, 02/04/2000		1
6	4.04%, 01/25/2008		5
9	6.01%, 04/11/2017		9

			15

	Federal National Mortgage Association Collateral Securities:
	FNMA
13	3.75%, 07/25/2008		13
280	5.00%, 10/15/2011 — 02/16/2012		294
8	5.20%, 09/18/2012		8
8	5.50%, 01/23/2012		9

			324

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
1	2.38%, 01/15/2025 (O)		1
	U.S. Treasury Note
3	0.88%, 04/15/2010 (O)		3
17	1.63%, 01/15/2015 (O)		18
10	1.88%, 07/15/2013 — 07/15/2015 (O)		12
101	2.00%, 04/15/2012 (O)		109
20	2.38%, 01/15/2017 (O)		22
43	2.50%, 07/15/2016 (O)		46
14	3.63%, 10/31/2009		14

			225

			14,866

	U.S. Treasury Bills — 0.1%
25	2.97%, 03/13/2008 (M)(S)		24

	Total short-term investments (cost $15,050)		$15,050

	Total investments (cost $65,555) (C)	129.0%	$66,066
	Other assets and liabilities	(29.0)%	(14,870)

	Total net assets	100.0%	$51,196

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $65,647 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,018
Unrealized Depreciation	(3,599)

Net Unrealized Appreciation	$419

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P Mid 400 Mini Futures	1	Long	Mar 2008	$1

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Value HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.9%
	Basic Materials — 18.5%
195	Agrium, Inc.	$14,067
285	Arch Coal, Inc. (G)	12,819
263	Carlisle Cos., Inc.	9,728
318	Celanese Corp.	13,437
1,038	Chemtura Corp.	8,096
94	Cleveland-Cliffs, Inc. (G)	9,505
147	Cytec Industries, Inc.	9,052
314	FMC Corp.	17,145
175	Greif, Inc.	11,420
11,679	Kingboard Laminates Holdings (A)	7,794
346	Owens-Illinois, Inc. (D)	17,122
219	Pactiv Corp. (D)	5,821
255	Pentair, Inc.	8,870
285	Rhodia S.A. (A)(D)	10,999
967	Uranium One, Inc. (D)	8,649
590	USEC, Inc. (D)(G)	5,310

		169,834

	Capital Goods — 8.7%
83	AGCO Corp. (D)	5,629
128	Alliant Techsystems, Inc. (D)(G)	14,573
83	Goodrich Corp.	5,875
287	Kennametal, Inc.	10,858
572	Teradyne, Inc. (D)	5,909
306	Toro Co. (G)	16,642
538	Varian Semiconductor Equipment Associates, Inc. (D)	19,922

		79,408

	Consumer Cyclical — 9.0%
448	American Eagle Outfitters, Inc.	9,305
52	BorgWarner, Inc.	2,527
5,788	Buck Holdings L.P. (A)(D)(H)	5,210
318	Copart, Inc. (D)	13,535
276	Liz Claiborne, Inc. (G)	5,612
245	MDC Holdings, Inc.	9,108
229	Newell Rubbermaid, Inc.	5,914
419	Office Depot, Inc. (D)	5,821
398	TRW Automotive Holdings Corp. (D)	8,327
202	United Stationers, Inc. (D)	9,325
160	Wabco Holdings, Inc.	8,001

		82,685

	Consumer Staples — 4.9%
89	Bunge Ltd. Finance Corp. (G)	10,373
196	Chaoda Modern Agriculture (A)	175
241	Cosan Ltd. (D)	3,033
500	Dean Foods Co.	12,930
167	Lighthouse Caledonia ASA (D)	158
19,605	Marine Harvest (A)(D)	12,501
209	Smithfield Foods, Inc. (D)	6,033

		45,203

	Energy — 6.7%
758	Brasil EcoDiesel Industria (D)(I)	2,933
413	Brasil EcoDiesel Industria ADR (D)	1,599
142	Cie Gen Geophysique — SP ADR (D)(G)	7,937
362	Newfield Exploration Co. (D)	19,072
198	Noble Energy, Inc.	15,705
520	UGI Corp.	14,173

		61,419

	Finance — 12.8%
109	Affiliated Managers Group, Inc. (D)(G)	12,815
312	AMBAC Financial Group, Inc. (G)	8,030
288	CIT Group, Inc.	6,911
100	Everest Re Group Ltd.	10,080
621	Genesis Lease Ltd.	11,658
310	Liberty Property Trust	8,934
301	Platinum Underwriters Holdings Ltd.	10,693
312	Reinsurance Group of America, Inc. (G)	16,353
799	Sovereign Bancorp, Inc. (G)	9,107
589	Thornburg Mortgage Asset Corp. (G)	5,442
36	UnionBanCal Corp.	1,751
270	Unum Group	6,416
276	Webster Financial Corp.	8,817

		117,007

	Health Care — 8.5%
436	Barr Pharmaceuticals, Inc. (D)	23,136
203	Cooper Co., Inc. (G)	7,706
426	Endo Pharmaceuticals Holdings, Inc. (D)	11,372
1,313	Impax Laboratories, Inc. (D)	14,569
454	Theravance, Inc. (D)	8,843
304	West Pharmaceutical Services	12,344

		77,970

	Services — 7.7%
513	Avis Budget Group, Inc. (D)	6,665
1,243	BearingPoint, Inc. (D)(G)	3,517
364	CACI International, Inc. Class A (D)	16,283
192	Entercom Communications Corp. (G)	2,624
431	R.H. Donnelley Corp. (D)(G)	15,712
363	R.R. Donnelley & Sons Co.	13,696
222	URS Corp. (D)	12,045

		70,542

	Technology — 12.8%
614	Arrow Electronics, Inc. (D)	24,134
153	Embarq Corp.	7,598
848	Fairchild Semiconductor International, Inc. (D)	12,229
8,056	First Pacific Co. Ltd. (A)	6,216
1,509	Flextronics International Ltd. (D)	18,195
874	JDS Uniphase Corp. (D)(G)	11,619
345	McAfee, Inc. (D)	12,934
155	NCR Corp. (D)	3,890
452	Solar Cayman Ltd. (A)(D)(H)	6,227
388	Virgin Media, Inc.	6,652
89	Whirlpool Corp.	7,289

		116,983

	Transportation — 3.8%
639	American Commercial Lines, Inc. (D)(G)	10,384
782	Northwest Airlines Corp. (D)	11,347
91	UAL Corp. (D)(G)	3,231
572	Werner Enterprises, Inc. (G)	9,746

		34,708

	Utilities — 5.5%
488	Northeast Utilities	15,282
106	SBM Offshore N.V. (A)	3,331

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Value HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Utilities — (continued)
836	Sierra Pacific Resources		$14,189
366	Wisconsin Energy Corp.		17,813

			50,615

	Total common stock (cost $838,366)		$906,374

PREFERRED STOCK — 0.2%
	Finance — 0.2%
65	Thornburg Mortgage, Inc. (X)		$1,560

	Total preferred stock (cost $1,693)		$1,560

	Total long-term investments (cost $840,059)		$907,934

Principal
Amount

SHORT-TERM INVESTMENTS — 14.7%
	Repurchase Agreements — 0.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,966, collateralized by FNMA 5.00%, 2035, value of $2,005)
$1,966	4.50% dated 12/31/2007		$1,966
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $18, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $18)
18	1.35% dated 12/31/2007		18
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $5,472, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $5,580)
5,470	4.75% dated 12/31/2007		5,470
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $772, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $787)
771	4.60% dated 12/31/2007		771

			8,225

Shares

	Securities Purchased with Proceeds from Security Lending — 13.8%
	Cash Collateral Reinvestment Fund:
126,373	Goldman Sachs FS Prime Obligation/Institutional Fund		126,373

	Total short-term investments (cost $134,598)		$134,598

	Total investments (cost $974,657) (C)	113.8%	$1,042,532
	Other assets and liabilities	(13.8)%	(126,600)

	Total net assets	100.0%	$915,932

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.09% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $976,123 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$155,443
Unrealized Depreciation	(89,034)

Net Unrealized Appreciation	$66,409

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $52,453, which represents 5.73% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $2,933, which represents 0.32% of total net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	5,788	Buck Holdings L.P.	$5,794
03/2007	452	Solar Cayman Ltd.	6,779

The aggregate value of these securities at December 31, 2007 was $11,437 which represents 1.25% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$29	$29	01/02/08	$—
Hong Kong Dollar (Buy)	86	86	01/02/08	—
Hong Kong Dollar (Buy)	127	127	01/03/08	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Money Market HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
	Capital Goods — 1.9%
	Caterpillar, Inc.
$52,000	4.20%, 01/10/2008	$51,947
	Consumer Cyclical — 2.6%
	Eksportfinians
27,500	4.31%, 01/14/2008 (I)	27,457
42,700	4.71%, 04/03/2008 (I)	42,187

		69,644

	Consumer Staples — 4.7%
	KFW International Holdings
26,250	4.28%, 01/15/2008 (I)	26,206
27,700	4.31%, 01/17/2008 (I)	27,649
31,600	4.41%, 02/05/2008 (I)	31,465
	Unilever Capital Corp.
18,000	4.23%, 01/11/2008 (I)	17,979
22,000	5.22%, 08/11/2008 (I)(L)	22,000

		125,299

	Energy — 3.0%
	ConocoPhillips Qatar Funding
12,000	4.55%, 01/08/2008 (I)	11,989
22,000	4.58%, 02/21/2008 (I)	21,858
16,900	4.66%, 01/08/2008 (I)(L)	16,885
7,500	4.82%, 01/23/2008 (I)	7,478
20,600	4.98%, 01/23/2008 (I)	20,538

		78,748

	Finance — 83.3%
	American Express Credit Corp.
9,102	3.50%, 01/02/2008	9,101
34,050	4.33%, 01/16/2008	33,989
	American General Finance Corp.
27,000	5.03%, 01/04/2008	26,989
13,200	5.33%, 01/18/2008 (L)	13,201
	American Honda Finance Corp.
13,500	4.26%, 01/15/2008	13,478
26,300	4.85%, 05/12/2008 (I)(L)	26,300
9,500	4.87%, 08/06/2008 (I)(L)	9,494
21,300	5.17%, 09/18/2008 (I)(L)	21,300
	Australia & New Zealand Banking GR
30,000	4.82%, 03/20/2008 (I)	29,689
31,750	5.00%, 01/11/2008 (I)	31,706
15,000	5.16%, 01/07/2008	14,987
	Bank of America Corp.
57,200	4.65%, 02/28/2008 — 04/11/2008	56,632
18,750	5.04%, 01/22/2008	18,695
	Bank of Scotland
15,000	4.76%, 01/22/2008	14,958
9,250	5.02%, 01/24/2008	9,220
22,000	5.05%, 01/23/2008	21,933
	Bear Stearns & Co., Inc.
19,000	5.02%, 01/28/2008	18,929
22,000	5.09%, 08/14/2008 (L)	22,000
	Citibank NA
12,750	5.11%, 03/07/2008	12,750
27,350	5.14%, 03/04/2008	27,350
	Citigroup Funding, Inc.
27,300	4.98%, 05/01/2008	26,850
	Danske Bank Corp.
22,000	4.92%, 08/19/2008 (I)(L)	22,000
21,500	4.94%, 03/10/2008	21,299
	Danske Bank Corp.
31,000	5.37%, 02/11/2008	30,811
	Federal Home Loan Bank
81,900	4.24%, 01/04/2008 — 01/11/2008	81,849
54,000	4.27%, 01/11/2008	53,936
28,250	4.31%, 01/30/2008	28,152
	Federal Home Loan Mortgage Corp.
45,790	4.24%, 01/02/2008	45,785
61,000	4.28%, 01/10/2008	60,940
	Federal National Mortgage Association
34,000	4.20%, 01/09/2008	33,968
25,800	4.26%, 01/22/2008	25,736
25,014	4.27%, 02/01/2008	24,922
20,289	4.30%, 02/22/2008	20,164
	General Electric Capital Corp.
6,500	4.70%, 01/28/2008	6,477
27,000	4.79%, 01/24/2008	26,918
19,400	4.92%, 08/22/2008 (L)	19,400
29,200	4.95%, 05/19/2008 (L)	29,204
	Goldman Sachs Group, Inc.
26,250	4.83%, 01/14/2008	26,204
39,500	4.84%, 01/18/2008	39,410
	HBOS Treasury Services plc
26,440	5.23%, 09/08/2008 (I)(L)	26,438
	HSBC Finance Corp.
18,000	4.72%, 02/04/2008	17,920
22,500	5.26%, 09/06/2008 (L)	22,500
	JP Morgan Chase & Co.
42,500	5.15%, 01/25/2008 (L)	42,501
26,200	5.21%, 09/02/2008 (L)	26,200
	Lehman Brothers Holdings, Inc.
45,250	4.25%, 01/02/2008	45,245
22,000	5.00%, 10/27/2008 (L)	22,000
	Merrill Lynch & Co., Inc.
29,000	4.61%, 06/26/2008 (L)	29,007
22,000	5.04%, 08/22/2008 (L)	22,000
15,500	5.11%, 01/31/2008	15,434
	Morgan Stanley Dean Witter, Inc.
26,900	4.57%, 03/24/2008 (L)	26,900
21,000	5.10%, 05/19/2008	20,595
19,700	5.55%, 01/30/2008	19,612
	Nordea Bank Ab
21,700	5.23%, 09/08/2008 (I)(L)	21,700
	Nordea North America
18,000	4.76%, 02/14/2008	17,896
28,600	5.05%, 02/04/2008	28,464
	Royal Bank of Scotland Group plc
37,500	4.92%, 04/14/2008 (I)	36,979
32,750	5.09%, 03/13/2008 (I)	32,420
	Skandinav Enskilda Bank
36,650	5.00%, 01/23/2008 (I)	36,538
	Skandinaviska Enskilda Bank NY
21,500	4.74%, 02/01/2008 (I)	21,414
21,600	5.24%, 09/08/2008 (I)(L)	21,600
	State Street Corp.
21,500	4.80%, 01/22/2008	21,500
42,500	4.89%, 03/17/2008	42,500
	Svenska Handelsbanken Ab
25,750	4.75%, 02/07/2008	25,750
34,140	5.16%, 01/07/2008	34,112
22,000	5.17%, 11/12/2008 (I)(L)	22,000

The accompanying notes are an integral part of these financial statements.

Hartford Money Market HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
	Finance — (continued)
	Swedbank
$32,500	4.75%, 04/08/2008		$32,086
33,500	4.78%, 02/28/2008		33,244
10,500	5.24%, 01/10/2008		10,486
	Toyota Motor Credit Corp.
53,000	4.05%, 07/17/2008 (L)		53,000
31,000	4.55%, 02/08/2008		30,852
21,000	4.69%, 01/25/2008		20,934
	UBS Finance LLC
24,053	4.23%, 01/02/2008		24,050
30,000	4.85%, 02/26/2008		29,775
21,500	4.94%, 03/19/2008		21,272
24,500	4.98%, 04/07/2008		24,176
	Wachovia Bank NA
18,000	4.98%, 03/31/2008		18,000
46,700	5.24%, 02/04/2008		46,700
	Wells Fargo & Co.
22,000	4.91%, 08/15/2008 (L)		22,000
29,525	5.29%, 03/10/2008 (L)		29,529
	Westpac Banking Corp.
25,750	4.67%, 02/05/2008		25,634
30,000	4.70%, 01/30/2008		29,888
21,600	5.02%, 09/15/2008 (I)(L)		21,600

			2,229,177

	Services — 2.4%
	Walt Disney Co.
18,000	4.54%, 02/01/2008		17,930
12,750	4.73%, 01/07/2008		12,740
34,250	4.86%, 01/23/2008		34,149

			64,819

	Technology — 2.4%
	John Deere Capital Corp.
31,750	4.51%, 01/30/2008		31,635
32,750	4.74%, 02/01/2008		32,617

			64,252

	Total investments (cost $2,683,886) (C)	100.3%	$2,683,886
	Other assets and liabilities	(0.3)%	(6,786)

	Total net assets	100.0%	$2,677,100

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 25.71% of total net assets at December 31, 2007.

(C)	Also represents cost for tax purposes.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $654,869, which represents 24.46% of total net assets.

(L)	Variable rate securities; the yield reported is the rate in effect at December 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2007

Percentage of
Country	Net Assets
Australia	4.6%

Denmark	4.0

Norway	2.6

Sweden	4.2

Switzerland	5.0

United Kingdom	5.3

United States	74.6

Other Assets and Liabilities	(0.3)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Mortgage Securities HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 34.2%
	Finance — 34.2%
	Ameriquest Mortgage Securities, Inc.
$1,906	5.86%, 09/25/2032 (L)#	$1,752
	Ansonia CDO Ltd.
3,800	5.15%, 07/28/2046 (H)(L)	1,900
	Arbor Realty Mortgage Securities
5,000	5.46%, 01/26/2042 (H)(L)	4,305
	Banc of America Commercial Mortgage, Inc.
37,100	4.83%, 07/11/2043 (H)(P)	1,244
	Banc of America Large Loan
3,000	5.27%, 10/15/2019 (I)(L)	2,930
	Bayview Commercial Asset Trust
31,608	7.00%, 07/25/2037 (H)	4,089
34,790	7.50%, 09/25/2037 (H)	5,077
	Bayview Financial Acquisition Trust
1,100	6.50%, 05/28/2037 (H)(L)	770
700	7.85%, 05/28/2037 (H)(L)	315
	Bear Stearns Asset Backed Securities, Inc.
1,994	5.96%, 05/25/2037 (H)(L)	658
	Bear Stearns Commercial Mortgage Securities, Inc.
30,406	4.85%, 08/15/2038 (H)	1,536
	Carrington Mortgage Loan Trust
1,668	6.51%, 02/25/2037 (H)(L)	340
	CBA Commercial Small Balance Commercial Mortgage
920	6.09%, 07/25/2039 (H)(L)	616
970	6.50%, 07/25/2039 (H)(L)	504
23,770	7.25%, 07/25/2039 (H)	2,283
	Citigroup Commercial Mortgage Trust
2,500	5.27%, 08/15/2021 (H)(L)	2,442
5,000	5.89%, 12/10/2049 (L)	5,141
	Citigroup Mortgage Loan Trust, Inc.
9,467	5.93%, 07/25/2037 (L)	9,499
	Citigroup/Deutsche Bank Commercial Mortgage Trust
7,000	5.65%, 10/15/2048	6,976
	Commercial Mortgage Pass-Through Certificate
4,343	5.31%, 12/15/2020 (H)(L)	4,191
	Countrywide Alternative Loan Trust
3,408	5.11%, 10/25/2035 (L)	3,350
	Countrywide Asset-Backed Certificates
8,500	5.57%, 11/25/2035	7,991
	Countrywide Home Loan Mortgage Pass-Through Trust
4,280	5.00%, 01/25/2019	4,265
	Credit Suisse Mortgage Capital Certificates
1,089	5.83%, 09/15/2021 (I)(L)	1,054
	CS First Boston Mortgage Securities Corp.
45,310	4.01%, 03/15/2035 (H)	1,228
	Deutsche Alt-A Securities, Inc.
6,596	5.57%, 02/25/2036 (L)	6,635
	DLJ Mortgage Acceptance Corp. Class B1
35	7.25%, 09/18/2011 (I)	35
	DLJ Mortgage Acceptance Corp. Class B2
12	7.25%, 09/18/2011 (I)	12
	First Franklin Mortgage Loan Asset Backed Certificates
825	7.34%, 07/25/2033 (H)(L)	517
	Green Tree Financial Corp.
197	7.30%, 01/15/2026	200
	Greenwich Capital Commercial Funding Corp.
4,000	5.48%, 11/05/2021 (I)(L)	3,844
	Hasco NIM Trust
71	6.17%, 08/26/2036 (H)	61
	Indymac Index Mortgage Loan Trust
8,751	5.11%, 06/25/2037 (L)	8,518
	LB-UBS Commercial Mortgage Trust
30,666	4.25%, 12/15/2036 (H)	832
	Lehman XS Trust
4,923	6.50%, 05/25/2037 (L)#	5,034
	LNR CDO Ltd.
2,800	5.20%, 05/28/2043 (H)(L)	2,002
	Mach One Trust Commercial Mortgage-Backed
29,113	6.09%, 05/28/2040 (H)	1,040
	Master Asset Backed Securities Trust
663	5.61%, 05/25/2033 (L)	663
2,000	6.67%, 05/25/2033 (L)#	1,904
	Master Asset Securitization Trust
3,634	5.00%, 12/25/2018 #	3,621
	Merrill Lynch Floating Trust
4,250	5.23%, 06/15/2022 (I)(L)#	4,118
	Merrill Lynch Mortgage Investors, Inc.
1,303	6.51%, 05/25/2032 (L)	1,296
	Merrill Lynch Mortgage Trust
5,000	5.24%, 11/12/2035 #	5,066
	Merrill Lynch/Countrywide Commercial Mortgage Trust
10,000	5.20%, 12/12/2049 #	9,655
	Morgan Stanley ABS Capital I
3,956	6.37%, 11/25/2032 (L)#	3,626
	Morgan Stanley Capital
5,500	5.13%, 10/15/2020 (I)(L)	5,253
	Morgan Stanley Capital I
4,900	5.70%, 04/15/2049 (L)	4,994
	Renaissance Home Equity Loan Trust
3,330	7.00%, 09/25/2037 (H)	2,331
1,700	7.50%, 04/25/2037 — 06/25/2037 (H)	775
	Residential Asset Mortgage Products, Inc.
2,595	5.70%, 10/25/2031	2,546
	Spirit Master Funding LLC
5,809	5.76%, 03/20/2024 (I)	5,589
	Structured Asset Securities Corp.
4,629	5.87%, 02/25/2033 (L)	4,392
2,000	7.36%, 02/25/2037 (H)(L)	440

	Total asset & commercial mortgage backed securities (cost $172,008)	$159,455

CORPORATE BONDS: INVESTMENT GRADE — 0.2%
	Finance — 0.2%
	North Street Referenced Linked Notes
$1,500	6.03%, 07/30/2010 (H)(L)	$1,170

	Total corporate bonds: investment grade (cost $1,337)	$1,170

The accompanying notes are an integral part of these financial statements.

Hartford Mortgage Securities HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)
U.S. GOVERNMENT AGENCIES — 77.2%
	Federal Home Loan Mortgage Corporation — 23.3%
	Mortgage Backed Securities:
$1,493	4.50%, 2018		$1,468
3,064	4.93%, 2035 (L)		3,062
25,680	5.50%, 2034 #		25,661
24,000	5.50%, 2023 (Q)		24,285
9,809	5.94%, 2037 (L)		9,972
1,209	6.00%, 2022 — 2034		1,234
20,500	6.00%, 2038 (Q)		20,801
1,698	6.50%, 2014 — 2017		1,760
1,370	7.00%, 2026 — 2032		1,435
692	7.00%, 2032 #		727
35	7.50%, 2024 — 2025		37
108	8.00%, 2013 — 2024		115
37	8.50%, 2009 — 2024		38
2	9.50%, 2008		2
64	10.00%, 2020		73

			90,670

	Remic — Pac’s:
6,895	5.00%, 2034		6,658
	Remic — Z Bonds:
12,860	5.50%, 2033 (R)		11,533

			108,861

	Federal National Mortgage Association — 30.2%
	Mortgage Backed Securities:
5,619	4.75%, 2035 (L)		5,611
21,390	5.00%, 2018 — 2035		21,030
14,411	5.34%, 2037 (L)		14,584
8,406	5.50%, 2033		8,412
7,954	5.53%, 2037 (L)		8,016
8,485	5.94%, 2037 (L)		8,599
21,353	6.00%, 2023 — 2035		21,770
3,743	6.00%, 2037 (L)		3,841
24,041	6.50%, 2028 — 2037		24,822
3,600	6.50%, 2038 (Q)		3,700
3,464	7.00%, 2011 — 2032		3,620
274	8.00%, 2029 — 2031		294
72	9.00%, 2021		78

			124,377

	Remic — IO & IO-Ette:
18,347	10.00%, 2037 (P)		4,479
	Remic — Pac’s:
10,371	5.50%, 2035		10,320
1,700	6.50%, 2031		1,781

			12,101

	Zero Coupon:
6	11.00%, 2009 (M)		6

			140,963

	Government National Mortgage Association — 10.6%
	Mortgage Backed Securities:
5,099	6.00%, 2033 #		5,230
35,600	6.00%, 2038 (Q)		36,323
4,753	6.50%, 2028 — 2032 #		4,930
2,088	7.00%, 2032 #		2,213
629	7.50%, 2022 — 2030 #		671
124	8.50%, 2017 — 2030 #		135
63	9.50%, 2009 #		66

			49,568

	Other Government Agencies — 13.1%
	Small Business Administration Participation Certificates:
3,428	5.12%, 2026		3,451
2,327	5.23%, 2027		2,334
4,972	5.31%, 2027		5,019
8,324	5.32%, 2027		8,440
5,211	5.36%, 2026		5,283
3,892	5.37%, 2026		3,963
4,857	5.56%, 2027		4,980
10,000	5.57%, 2027		10,243
4,461	5.71%, 2027		4,607
3,941	5.82%, 2027		4,091
8,201	6.30%, 2019		8,484

			60,895

	Total U.S. government agencies (cost $357,949)		$360,287

	Total long-term investments (cost $531,294)		$520,912

SHORT-TERM INVESTMENTS — 6.0%
	Finance — 4.3%
	Federal Home Loan Bank
$20,000	4.33%, 01/02/2008		$19,996
	Repurchase Agreements — 1.6%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2008 in the amount of $3,903, collateralized by U.S. Treasury Note 3.63%, 2012, value of $3,997)
3,903	1.30% dated 12/31/2007		3,903
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2008 in the amount of $3,806, collateralized by U.S. Treasury Note 3.38% — 12.50%, 2009 — 2014, value of $3,889)
3,806	1.25% dated 12/31/2007		3,806

			7,709

	U.S. Treasury Bills — 0.1%
475	2.85%, 03/13/2008 (M)(S)		472

	Total short-term investments (cost $28,177)		$28,177

	Total investments (cost $559,471) (C)	117.6%	$549,089
	Other assets and liabilities	(17.6)%	(82,314)

	Total net assets	100.0%	$466,775

The accompanying notes are an integral part of these financial statements.

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $559,838 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,615
Unrealized Depreciation	(15,364)

Net Unrealized Depreciation	$(10,749)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $22,835, which represents 4.89% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(P)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2007 was $84,993.

(R)	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
10/2006	3,800	Ansonia CDO Ltd., 5.15%, 07/28/2046 - 144A	$3,800
11/2006	5,000	Arbor Realty Mortgage Securities, 5.46%, 01/26/2042 - 144A	5,000
02/2003	37,100	Banc of America Commercial Mortgage, Inc., 4.83%, 07/11/2043 - 144A	1,231
05/2007	31,608	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	4,509
08/2007	34,790	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	4,798
04/2007	1,100	Bayview Financial Acquisition Trust, 6.50%, 05/28/2037	1,100
04/2007	700	Bayview Financial Acquisition Trust, 7.85%, 05/28/2037	676
04/2007	1,994	Bear Stearns Asset Backed Securities, Inc., 5.96%, 05/25/2037	1,994
02/2003	30,406	Bear Stearns Commercial Mortgage Securities, Inc., 4.85%, 08/15/2038 - 144A	1,538
03/2007	1,668	Carrington Mortgage Loan Trust, 6.51%, 02/25/2037	1,668
05/2007	920	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 - 144A	920
05/2007	970	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 - 144A	970
05/2007	23,770	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	2,158
10/2006	2,500	Citigroup Commercial Mortgage Trust, 5.27%, 08/15/2021 - 144A	2,500
10/2006	4,343	Commercial Mortgage Pass-Through Certificate, 5.31%, 12/15/2020 - 144A	4,343
02/2003	45,310	CS First Boston Mortgage Securities Corp., 4.01%, 03/15/2035 - 144A	1,289
06/2003	825	First Franklin Mortgage Loan Asset Backed Certificates, 7.34%, 07/25/2033	825
09/2006	71	Hasco NIM Trust, 6.17%, 08/26/2036 - 144A	71
03/2003	30,666	LB-UBS Commercial Mortgage Trust, 4.25%, 12/15/2036 - 144A	771
11/2006	2,800	LNR CDO Ltd., 5.20%, 05/28/2043 - 144A	2,806
07/2004	29,113	Mach One Trust Commercial Mortgage-Backed, 6.09%, 05/28/2040 - 144A	966
11/2006	1,500	North Street Referenced Linked Notes, 6.03%, 07/30/2010 - 144A	1,337
08/2007	3,330	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	2,665
05/2007	1,700	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 – 06/25/2037	1,536
03/2007	2,000	Structured Asset Securities Corp., 7.36%, 02/25/2037	1,859

The aggregate value of these securities at December 31, 2007 was $40,666 which represents 8.71% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	1,658	Long	Mar 2008	$569
5 Year U.S. Treasury Note	243	Long	Apr 2008	81
10 Year U.S. Treasury Note	955	Short	Mar 2008	(449)
U.S. Long Bond	116	Short	Mar 2008	123

				$324

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 101.7%
	Basic Materials — 12.2%
175	Agrium, Inc.	$12,671
94	Alpha Natural Resources, Inc. (D)	3,053
102	American Vanguard	1,772
303	Arch Coal, Inc. (G)	13,612
56	Barnes Group, Inc.	1,863
41	Cabot Microelectronics Corp. (D)	1,481
45	Century Aluminum Co. (D)	2,437
47	Ceradyne, Inc. (D)	2,189
32	CF Industries Holdings, Inc.	3,467
188	Church & Dwight Co., Inc.	10,172
97	Cleveland-Cliffs, Inc. (G)	9,777
71	Drew Industries (D)	1,938
27	Dynamic Materials Corp.	1,590
130	FMC Corp.	7,115
215	Foundation Coal Holdings, Inc.	11,304
61	Grace (W.R.) & Co. (D)(G)	1,603
171	Greif, Inc.	11,188
477	Hercules, Inc.	9,231
2,008	Kingboard Chemical Holdings Ltd. (A)	11,861
218	Lupatech S.A.	7,342
325	Owens-Illinois, Inc. (D)	16,088
1,000	Rexam plc (A)	8,324
166	Select Comfort Corp. (D)(G)	1,164
187	Steel Dynamics, Inc.	11,121
269	Sturm Ruger & Co., Inc. (D)(G)	2,231
112	Tempur-Pedic International, Inc. (G)	2,911
362	Terra Industries, Inc. (D)(G)	17,259
191	Timminco LTD. (D)	4,258
54	Titan International, Inc. (G)	1,681
109	Tupperware Brands Corp.	3,602
19	Valmont Industries, Inc.	1,684

		195,989

	Capital Goods — 6.2%
336	Asyst Technologies, Inc. (D)	1,097
69	Bally Technologies, Inc. (D)	3,448
31	Blue Nile, Inc. (D)(G)	2,103
22	Bucyrus International, Inc.	2,196
60	Cymer, Inc. (D)	2,328
33	Dril-Quip, Inc. (D)	1,839
63	Flotek Inds, Inc. (D)(G)	2,256
263	Flowserve Corp.	25,284
73	Goodman Global, Inc. (D)	1,794
103	Hexcel Corp. (D)	2,498
241	Kennametal, Inc.	9,105
200	Kulicke and Soffa Industries, Inc. (D)(G)	1,373
37	Lufkin Industries, Inc.	2,128
372	Marvel Entertainment, Inc. (D)(G)	9,942
122	MKS Instruments, Inc. (D)	2,331
50	NATCO Group, Inc. (D)	2,716
164	Rudolph Technologies, Inc. (D)	1,856
126	Scientific Games Corp. Class A (D)	4,201
57	Tessera Technologies, Inc. (D)	2,383
361	TransDigm Group, Inc. (D)	16,294
26	Woodward Governor Co.	1,750

		98,922

	Consumer Cyclical — 10.3%
136	Aeropostale, Inc. (D)	3,600
325	BJ’s Wholesale Club, Inc. (D)	10,998
111	Bon-Ton Stores, Inc. (G)	1,055
66	CBRL Group, Inc.	2,151
37	Chemed Corp.	2,053
21	Chipotle Mexican Grill, Inc. (D)	2,580
90	Conns, Inc. (D)(G)	1,533
31	Deckers Outdoor Corp. (D)	4,807
404	Dick’s Sporting Goods, Inc. (D)	11,223
96	Dollar Tree Stores, Inc. (D)	2,492
150	Dufry Group	16,718
155	GameStop Corp. Class A (D)	9,618
43	Granite Construction, Inc.	1,538
94	Green Mountain Coffee Roasters (D)(G)	3,843
80	Herman Miller, Inc.	2,576
69	Integrated Electrical Services, Inc. (D)	1,304
77	J. Crew Group, Inc. (D)(G)	3,691
72	Jack in the Box, Inc. (D)	1,862
138	Jos. A. Bank Clothiers, Inc. (D)(G)	3,939
91	K-Swiss, Inc.	1,651
31	Layne Christensen Co. (D)	1,536
72	Lear Corp. (D)	1,994
912	LKQ Corp. (D)(G)	19,182
72	Men’s Wearhouse, Inc.	1,948
47	Michael Baker Corp. (D)	1,943
135	Pacific Sunwear of California, Inc. (D)	1,903
66	Perini Corp. (D)	2,746
90	PSS World Medical, Inc. (D)	1,758
39	Sigma Designs, Inc. (D)(G)	2,155
147	Sotheby’s (G)	5,618
42	Synaptics, Inc. (D)	1,742
61	Tween Brands, Inc. (D)	1,621
131	UbiSoft Entertainment S.A. (A)(D)	13,348
53	Under Armour, Inc. Class A (D)(G)	2,325
174	VistaPrint Ltd. (D)(G)	7,436
127	Walter Industries	4,545
69	Warnaco Group, Inc. (D)	2,415
64	World Fuel Services Corp.	1,864

		165,311

	Consumer Staples — 0.8%
53	Boston Beer Co., Inc. Class A (D)	2,004
63	Cal-Maine Foods Inc. (G)	1,678
45	Chattem, Inc. (D)	3,368
69	Flowers Foods, Inc.	1,621
42	M & F Worldwide Corp. (D)	2,281
106	Vector Group Ltd. (G)	2,120

		13,072

	Energy — 6.8%
176	Aegean Marine Petroleum Network	6,757
50	Alon USA Energy, Inc.	1,355
70	Arena Resources, Inc. (D)	2,916
44	ATP Oil & Gas Corp. (D)(G)	2,229
38	Atwood Oceanics, Inc. (D)	3,797
102	Basic Energy Services, Inc. (D)(G)	2,243
343	Cabot Oil & Gas Corp.	13,853
145	Cal Dive International, Inc. (D)(G)	1,919
514	Complete Production Services, Inc. (D)(G)	9,242
29	Dawson Geophysical Co. (D)	2,041
105	Delek U.S. Holdings, Inc.	2,126
691	Denbury Resources, Inc. (D)	20,564
254	Forest Oil Corp. (D)	12,926

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Energy — (continued)
659	Grey Wolf, Inc. (D)	$3,514
160	Hercules Offshore, Inc. (D)(G)	3,810
421	Lundin Petroleum Ab (A)(D)(G)	4,379
64	Mariner Energy, Inc. (D)	1,462
121	Petrohawk Energy Corp. (D)	2,100
118	PetroQuest Energy, Inc. (D)	1,691
488	Warren Resources, Inc. (D)	6,901
34	WD40 Co.	1,302
46	W-H Energy Services (D)	2,608

		109,735

	Finance — 10.7%
1,793	Aberdeen Asset Management plc (A)	5,915
600	Aercap Holdings N.V. (D)	12,520
439	Aircastle Ltd.	11,570
17	Alexandria Real Estate Equities, Inc.	1,749
368	Allied World Assurance Holdings Ltd.	18,463
6,532	Babcock and Brown Wind Partners (A)	9,686
150	Centene Corp. (D)	4,119
601	Covanta Holding Corp. (D)	16,615
40	Digital Realty Trust, Inc.	1,535
79	Evercore Partners, Inc.	1,708
42	First Industrial Realty Trust, Inc. (G)	1,436
31	GFI Group, Inc. (D)	2,954
521	GLG Partners, Inc. (D)(G)	7,084
65	Greenhill & Co., Inc. (G)	4,317
28	IHOP Corp. (G)	1,035
115	Interactive Brokers Group (D)	3,706
147	Knight Capital Group, Inc. (D)	2,120
907	Liberty Acquisition Holdings Corp. (D)(G)	9,890
416	MF Global Ltd. (D)	13,080
60	Morningstar, Inc. (D)	4,682
103	Nationwide Health Properties, Inc. (G)	3,230
86	optionsXpress Holdings, Inc.	2,925
42	Post Properties, Inc.	1,491
328	ProAssurance Corp. (D)(G)	17,988
47	Signature Bank (D)	1,596
45	SVB Financial Group (D)	2,262
124	Universal American Financial Corp. (D)	3,175
110	Waddell and Reed Financial, Inc. Class A	3,977

		170,828

	Health Care — 13.3%
107	Accuray, Inc. (D)	1,627
88	Acorda Therapeutics, Inc. (D)	1,926
62	Adams Respiratory Therapeutics, Inc. (D)	3,723
30	Alexion Pharmaceuticals, Inc. (D)	2,240
118	Align Technology, Inc. (D)(G)	1,972
504	Alkermes, Inc. (D)	7,870
153	Alliance Imaging, Inc. (D)	1,475
45	Alnylam Pharmaceuticals, Inc. (D)(G)	1,316
278	American Oriental Bioengineering, Inc. (D)(G)	3,077
169	Amylin Pharmaceuticals, Inc. (D)(G)	6,260
130	Apria Healthcare Group, Inc. (D)	2,795
425	Arena Pharmaceuticals, Inc. (D)(G)	3,326
49	ArthroCare Corp. (D)(G)	2,350
135	Biomarin Pharmaceutical, Inc. (D)	4,772
109	Bradley Pharmaceuticals, Inc. (D)	2,153
407	Charles River Laboratories International, Inc. (D)	26,806
154	Cubist Pharmaceuticals, Inc. (D)	3,164
254	Dendreon Corp. (D)(G)	1,581
409	HealthSouth Corp. (D)(G)	8,588
50	Healthways, Inc. (D)(G)	2,914
723	Human Genome Sciences, Inc. (D)(G)	7,549
33	Illumina, Inc. (D)	1,973
62	Immucor, Inc. (D)	2,111
64	Integra LifeSciences Holdings Corp. (D)(G)	2,702
36	Kendle International, Inc. (D)	1,767
91	KV Pharmaceutical Co. (D)(G)	2,591
27	Landauer, Inc.	1,399
120	LCA-Vision, Inc. (G)	2,394
47	Lifecell Corp. (D)	2,047
33	Magellan Health Services, Inc. (D)	1,550
90	Matria Healthcare, Inc. (D)(G)	2,141
387	Medicines Co. (D)	7,416
123	Medicis Pharmaceutical Corp. Class A (G)	3,185
45	Meridian Bioscience, Inc.	1,362
91	MGI PHARMA, Inc. (D)	3,696
339	Millennium Pharmaceuticals, Inc. (D)	5,074
191	Mindray Medical International Ltd. (G)	8,208
64	Myriad Genetics, Inc. (D)	2,989
32	Onyx Pharmaceuticals, Inc. (D)	1,763
52	OSI Pharmaceuticals, Inc. (D)	2,503
140	Par Pharmaceutical Cos., Inc. (D)	3,363
39	PAREXEL International Corp. (D)	1,890
67	Perrigo Co.	2,342
400	Pharmaceutical Product Development, Inc.	16,143
38	PharmaNet Development Group, Inc. (D)	1,484
43	Pharmion Corp. (D)(G)	2,686
107	Quidel Corp. (D)	2,090
139	Savient Pharmaceuticals, Inc. (D)(G)	3,182
139	Sciele Pharma, Inc. (D)(G)	2,852
92	STERIS Corp.	2,647
47	United Therapeutics Corp. (D)(G)	4,593
40	Usana Health Sciences, Inc. (D)(G)	1,489
151	Valeant Pharmaceuticals International (D)	1,808
35	Ventana Medical Systems, Inc. (D)	3,088
362	ViroPharma, Inc. (D)	2,873
379	Volcano Corp. (D)	4,735
36	XenoPort, Inc. (D)	1,994

		213,614

	Services — 12.0%
57	Administaff, Inc.	1,623
85	Allscripts Healthcare Solutions, Inc. (D)(G)	1,643
31	Anixter International, Inc. (D)(G)	1,922
88	Atheros Communications, Inc. (D)	2,683
55	Bankrate, Inc. (D)(G)	2,666
34	CACI International, Inc. Class A (D)	1,522
23	Capella Education Co. (D)	1,520
48	DeVry, Inc.	2,483
171	Digital River, Inc. (D)	5,672
265	Dolan Media Co. (D)	7,724
189	Factset Research Systems, Inc.	10,518
468	Focus Media Holding Ltd. ADR (D)(G)	26,576
521	Foundry Networks, Inc. (D)	9,123
316	FTI Consulting, Inc. (D)	19,496
166	Healthspring, Inc. (D)	3,160
469	Iron Mountain, Inc. (D)	17,372
96	Jack Henry & Associates, Inc.	2,342
51	JDA Software Group, Inc. (D)	1,039

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Services — (continued)
45	Life Time Fitness, Inc. (D)(G)	$2,255
655	Live Nation, Inc. (D)	9,516
85	Macrovision Corp. (D)(G)	1,554
74	MAXIMUS, Inc.	2,849
135	Micros Systems (D)	9,479
80	Monarch Casino & Resort, Inc. (D)	1,926
218	Nice Systems Ltd. (D)	7,472
106	Parametric Technology Corp. (D)	1,891
166	Premier Exhibitions, Inc. (D)(G)	1,815
129	Premiere Global Services, Inc. (D)	1,915
110	Priceline.com, Inc. (D)(G)	12,688
80	Resources Connection, Inc.	1,453
148	Secure Computing Corp. (D)(G)	1,420
206	Spherion Corp. (D)	1,496
16	Strayer Education, Inc.	2,649
381	Waste Connections, Inc. (D)	11,782
46	Wright Express Corp. (D)	1,617

		192,861

	Technology — 28.7%
605	Activision, Inc. (D)	17,982
70	Actuant Corp. Class A	2,371
242	Actuate Corp. (D)	1,884
77	Acuity Brands, Inc.	3,469
95	ADTRAN, Inc.	2,025
216	Advanced Analogic Technologies, Inc. (D)(G)	2,439
134	Advanced Energy Industries, Inc. (D)	1,756
79	Advent Software, Inc. (D)	4,269
60	Ansoft Corp. (D)	1,559
481	Ansys, Inc. (D)	19,920
152	Applied Micro Circuits Corp. (D)(G)	1,326
159	Arris Group, Inc. (D)	1,592
123	Aspen Technology, Inc. (D)	2,000
59	Belden, Inc.	2,608
61	Blackbaud, Inc.	1,715
54	Blackboard, Inc. (D)	2,161
127	Blue Coat Systems, Inc. (D)	4,186
297	Cellcom Israel Ltd.	9,431
266	Centennial Cellular Corp. Class A (D)(G)	2,474
257	Chordiant Software, Inc. (D)	2,193
74	Cogent Communication Group, Inc. (D)(G)	1,745
328	Commvault Systems, Inc. (D)	6,950
87	Comtech Group, Inc. (D)	1,398
46	Comtech Telecommunications Corp. (D)	2,494
208	Concur Technologies, Inc. (D)(G)	7,536
105	CSG Systems International, Inc. (D)	1,545
160	Ctrip.com International Ltd.	9,185
33	Cubic Corp.	1,283
41	DealerTrack Holdings, Inc. (D)	1,371
55	Diodes, Inc. (D)	1,657
28	Dionex Corp. (D)	2,285
547	Emulex Corp. (D)	8,930
273	Equinix, Inc. (D)(G)	27,584
35	Esterline Technologies Corp. (D)	1,786
123	Faro Technologies (D)	3,349
582	FLIR Systems, Inc. (D)(G)	18,231
43	FormFactor, Inc. (D)	1,423
302	Fossil, Inc. (D)	12,681
36	Genlyte Group (D)	3,427
45	HMS Holdings Corp. (D)	1,508
535	Hologic, Inc. (D)	36,736
135	iBasis, Inc.	691
268	IHS, Inc. (D)	16,215
130	Informatica Corp. (D)	2,346
442	Interactive Data Corp.	14,614
113	Interdigital, Inc. (D)	2,632
20	Itron, Inc. (D)(G)	1,920
125	j2 Global Communications, Inc. (D)	2,655
104	JA Solar Holdings Co., Ltd. ADR (D)	7,234
210	Logitech International S.A. (D)	7,702
98	Microsemi Corp. (D)	2,168
20	MicroStrategy, Inc. (D)	1,927
108	Mine Safety Appliances Co.	5,612
209	MIPS Technologies, Inc. Class A (D)(G)	1,037
93	Monolithic Power Systems, Inc. (D)	1,993
81	Netflix, Inc. (D)(G)	2,168
66	Netlogic Microsystems, Inc. (D)(G)	2,122
98	Novatel Wireless, Inc. (D)	1,586
575	Nuance Communications, Inc. (D)(G)	10,748
578	O2Micro International Ltd. ADR (D)	6,673
73	Omniture, Inc. (D)(G)	2,427
117	OmniVision Technologies, Inc. (D)(G)	1,835
352	ON Semiconductor Corp. (D)(G)	3,122
1,088	Orbitz Worldwide, Inc. (D)	9,245
106	Phase Forward, Inc. (D)	2,314
585	PMC — Sierra, Inc. (D)(G)	3,828
95	Polycom, Inc. (D)	2,643
722	RF Micro Devices, Inc. (D)(G)	4,124
89	RightNow Technologies, Inc. (D)	1,414
37	SAVVIS, Inc. (D)	1,029
444	Semtech Corp. (D)	6,887
139	SiRF Technology Holdings, Inc. (D)(G)	3,492
66	Sirona Dental Systems, Inc. (D)(G)	2,213
229	Skyworks Solutions, Inc. (D)	1,948
56	Sohu.com, Inc. (D)	3,075
287	Sonus Networks, Inc. (D)(G)	1,671
68	SPSS, Inc. (D)	2,442
49	SRA International, Inc. (D)	1,443
401	Sycamore Networks, Inc. (D)	1,540
57	Synchronoss Technologies, Inc. (D)	2,021
323	Teledyne Technologies, Inc. (D)	17,251
333	THQ, Inc. (D)	9,397
81	Time Warner Telecom, Inc. Class A (D)	1,648
206	Trident Microsystems, Inc. (D)	1,350
175	Triumph Group, Inc. (G)	14,403
446	Trizetto Group, Inc. (D)	7,746
194	Valueclick, Inc. (D)	4,249
29	Varian, Inc. (D)	1,915
123	Vasco Data Security International (D)	3,440
111	Veeco Instruments, Inc. (D)(G)	1,856
147	Websense, Inc. (D)	2,500
139	Wind River Systems, Inc. (D)	1,242
94	Zoran Corp. (D)	2,126

		460,343

	Transportation — 0.6%
103	American Commercial Lines, Inc. (D)(G)	1,677
38	Genco Shipping & Trading Ltd.	2,092
83	Polaris Industries, Inc. (G)	3,967
58	Teekay Tankers Ltd. (D)	1,278

		9,014

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Utilities — 0.1%
38	ITC Holdings Corp.		$2,169

	Total common stock (cost $1,463,850)		$1,631,858

PREFERRED STOCK — 0.4%
	Services — 0.4%
568	Net Servicos de Comunicacao S.A. (D)		6,927

	Total preferred stock (cost $6,918)		$6,927

	Total long-term investments (cost $1,470,768)		$1,638,785

Principal
Amount

SHORT-TERM INVESTMENTS — 21.0%
	Repurchase Agreements — 1.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,030, collateralized by FNMA 5.00%, 2035, value of $1,050)
$1,030	4.50% dated 12/31/2007		$1,030
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $9, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $9)
9	1.35% dated 12/31/2007		9
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2,867, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $2,923)
2,866	4.75% dated 12/31/2007		2,866
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $404, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $412)
404	4.60% dated 12/31/2007		404
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2008 in the amount of $9,743, collateralized by U.S. Treasury Note 3.63%, 2012, value of $9,978)
9,743	1.30% dated 12/31/2007		9,743
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2008 in the amount of $9,502, collateralized by U.S. Treasury Note 3.38% — 12.50%, 2009 — 2014, value of $9,707)
9,501	1.25% dated 12/31/2007		9,501

			23,553

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 19.5%
	Cash Collateral Reinvestment Fund:
312,815	Goldman Sachs FS Prime Obligation/Institutional Fund		312,815

Principal
Amount

	U.S. Treasury Bills — 0.0%
$1,015	2.97%, 03/13/2008 (M)(S)		1,009

	Total short-term investments (cost $337,377)		$337,377

	Total investments (cost $1,808,145) (C)	123.1%	$1,976,162
	Other assets and liabilities	(23.1)%	(370,943)

	Total net assets	100.0%	$1,605,219

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.90% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,816,109 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$259,201
Unrealized Depreciation	(99,148)

Net Unrealized Appreciation	$160,053

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $53,513, which represents 3.33% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	238	Long	Mar 2008	$53

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.5%
	Basic Materials — 6.5%
13	Alpha Natural Resources, Inc. (D)	$419
14	American Vanguard	237
8	Barnes Group, Inc.	270
6	Cabot Microelectronics Corp. (D)	219
113	Century Aluminum Co. (D)(G)	6,076
125	Ceradyne, Inc. (D)	5,874
60	CF Industries Holdings, Inc.	6,642
110	Cleveland-Cliffs, Inc. (G)	11,108
72	Drew Industries (D)	1,976
4	Dynamic Materials Corp.	218
76	Grace (W.R.) & Co. (D)(G)	1,996
14	Hercules, Inc.	273
163	Select Comfort Corp. (D)(G)	1,146
39	Sturm Ruger & Co., Inc. (D)(G)	325
184	Sun Hydraulics Corp. (G)	4,640
253	Tempur-Pedic International, Inc. (G)	6,545
130	Terra Industries, Inc. (D)(G)	6,223
7	Titan International, Inc.	232
16	Tupperware Brands Corp.	524
3	Valmont Industries, Inc.	232
123	Zep, Inc. (D)	1,709

		56,884

	Capital Goods — 5.5%
46	Asyst Technologies, Inc. (D)	151
8	Bally Technologies, Inc. (D)	406
4	Blue Nile, Inc. (D)(G)	293
3	Bucyrus International, Inc.	308
8	Cymer, Inc. (D)	312
4	Dril-Quip, Inc. (D)	246
233	Entegris, Inc. (D)	2,009
8	Flotek Inds, Inc. (D)	270
10	Goodman Global, Inc. (D)	249
111	Graco, Inc.	4,145
55	Gulf Island Fabrication	1,728
14	Hexcel Corp. (D)	333
160	Intevac, Inc. (D)	2,329
217	Jakks Pacific, Inc. (D)	5,123
23	Kulicke and Soffa Industries, Inc. (D)	160
111	Lennox International, Inc.	4,581
33	Lufkin Industries, Inc.	1,870
121	MKS Instruments, Inc. (D)	2,314
6	NATCO Group, Inc. (D)	299
76	Robbins & Myers, Inc.	5,733
23	Rudolph Technologies, Inc. (D)	259
217	Steelcase, Inc.	3,436
8	Tessera Technologies, Inc. (D)	320
8	TransDigm Group, Inc. (D)	343
273	Varian Semiconductor Equipment Associates, Inc. (D)	10,103
4	Woodward Governor Co.	244

		47,564

	Consumer Cyclical — 10.7%
167	Aeropostale, Inc. (D)	4,416
95	Agilysys, Inc.	1,433
125	AnnTaylor Stores Corp. (D)	3,203
126	Applied Industrial Technologies, Inc.	3,668
130	BJ’s Wholesale Club, Inc. (D)	4,381
138	Bon-Ton Stores, Inc. (G)	1,306
246	Brown Shoe Co., Inc.	3,726
44	Buffalo Wild Wings, Inc. (D)(G)	1,026
9	CBRL Group, Inc.	294
81	Charlotte Russe Holding, Inc. (D)	1,310
68	Chemed Corp.	3,804
3	Chipotle Mexican Grill, Inc. (D)	328
214	Collective Brands, Inc. (D)	3,727
12	Conns, Inc. (D)(G)	203
97	Crocs, Inc. (D)(G)	3,571
30	Deckers Outdoor Corp. (D)	4,691
71	Dollar Tree Stores, Inc. (D)	1,830
136	Eddie Bauer Holdings, Inc. (D)(G)	861
47	FGX International Holdings Ltd. (D)	553
6	Granite Construction, Inc.	223
12	Green Mountain Coffee Roasters (D)	498
10	Herman Miller, Inc.	324
506	Hot Topic, Inc. (D)	2,946
122	Immersion Corp. (D)(G)	1,579
8	Integrated Electrical Services, Inc. (D)	151
191	J. Crew Group, Inc. (D)(G)	9,162
10	Jack in the Box, Inc. (D)	254
18	Jos. A. Bank Clothiers, Inc. (D)(G)	502
12	K-Swiss, Inc.	214
4	Layne Christensen Co. (D)	213
10	Lear Corp. (D)	274
15	LKQ Corp. (D)	322
82	Maidenform Brands, Inc. (D)	1,113
62	Men’s Wearhouse, Inc.	1,673
6	Michael Baker Corp. (D)	234
73	Nash Finch Co. (G)	2,582
48	P. F. Chang’s China Bistro, Inc. (D)(G)	1,085
258	Pacific Sunwear of California, Inc. (D)(G)	3,635
51	Perini Corp. (D)	2,099
13	PSS World Medical, Inc. (D)	254
5	Sigma Designs, Inc. (D)	291
189	Skechers U.S.A., Inc. Class A (D)	3,680
108	Sotheby’s (G)	4,109
682	Source Information Management Co. (D)(G)	1,964
83	Spartan Stores, Inc.	1,887
5	Synaptics, Inc. (D)	199
117	Tenneco Automotive, Inc. (D)	3,050
8	Tween Brands, Inc. (D)	225
145	Ulta Salon, Cosmetics & Fragrances, Inc. (D)(G)	2,483
19	Walter Industries	668
9	Warnaco Group, Inc. (D)	324
8	World Fuel Services Corp.	227

		92,775

	Consumer Staples — 0.4%
7	Boston Beer Co., Inc. Class A (D)	275
9	Cal-Maine Foods Inc. (G)	232
6	Chattem, Inc. (D)	424
10	Flowers Foods, Inc.	236
4	M & F Worldwide Corp. (D)	225
244	Sally Beauty Co., Inc. (D)	2,210
15	Vector Group Ltd.	291

		3,893

	Energy — 5.9%
321	Alon USA Energy, Inc. (G)	8,723
9	Arena Resources, Inc. (D)	383

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Energy — (continued)
6	ATP Oil & Gas Corp. (D)	$309
6	Atwood Oceanics, Inc. (D)	560
14	Basic Energy Services, Inc. (D)	312
156	Cabot Oil & Gas Corp.	6,281
20	Cal Dive International, Inc. (D)	265
253	Complete Production Services, Inc. (D)(G)	4,550
53	CVR Energy, Inc. (D)	1,332
41	Dawson Geophysical Co. (D)	2,960
251	Delek U.S. Holdings, Inc.	5,086
473	Grey Wolf, Inc. (D)	2,523
257	Headwaters, Inc. (D)(G)	3,017
22	Hercules Offshore, Inc. (D)(G)	514
9	Mariner Energy, Inc. (D)	202
17	Petrohawk Energy Corp. (D)	290
13	PetroQuest Energy, Inc. (D)	183
254	Pioneer Drilling Co. (D)	3,017
66	Swift Energy Co. (D)	2,888
105	Trico Marine Services, Inc. (D)(G)	3,869
232	Union Drilling, Inc. (D)	3,655
5	WD40 Co.	175
6	W-H Energy Services (D)	360

		51,454

	Finance — 6.0%
356	Advanta Corp. Class B	2,873
3	Alexandria Real Estate Equities, Inc.	259
73	Allied World Assurance Holdings Ltd.	3,657
325	Amerisafe, Inc. (D)	5,044
67	Arch Capital Group Ltd. (D)	4,742
186	Aspen Insurance Holdings Ltd.	5,370
20	Centene Corp. (D)	554
58	CompuCredit Corp. (D)(G)	580
5	Digital Realty Trust, Inc.	203
72	Dollar Financial Corp. (D)	2,222
127	Encore Capital Group, Inc. (D)(G)	1,233
12	Evercore Partners, Inc.	265
96	First Community Bancorp, Inc.	3,955
6	First Industrial Realty Trust, Inc. (G)	194
4	GFI Group, Inc. (D)	402
9	Greenhill & Co., Inc. (G)	586
4	IHOP Corp.	143
16	Interactive Brokers Group (D)	509
16	Knight Capital Group, Inc. (D)	224
5	Morningstar, Inc. (D)	386
103	National Financial Partners Corp. (G)	4,675
14	Nationwide Health Properties, Inc. (G)	433
11	optionsXpress Holdings, Inc.	374
5	Post Properties, Inc.	169
7	Signature Bank (D)	223
215	Sunstone Hotel Investors, Inc.	3,927
6	SVB Financial Group (D)	303
47	Taubman Centers, Inc.	2,332
14	Universal American Financial Corp. (D)	346
164	Waddell and Reed Financial, Inc. Class A	5,922

		52,105

	Health Care — 20.8%
300	Acadia Pharmaceuticals, Inc. (D)(G)	3,318
11	Accuray, Inc. (D)	172
12	Acorda Therapeutics, Inc. (D)	265
8	Adams Respiratory Therapeutics, Inc. (D)	493
4	Alexion Pharmaceuticals, Inc. (D)	307
14	Align Technology, Inc. (D)	231
658	Alkermes, Inc. (D)	10,259
18	Alliance Imaging, Inc. (D)	174
6	Alnylam Pharmaceuticals, Inc. (D)	182
251	American Oriental Bioengineering, Inc. (D)(G)	2,779
395	Applera Corp. — Celera Group (D)	6,267
18	Apria Healthcare Group, Inc. (D)	383
565	Arena Pharmaceuticals, Inc. (D)(G)	4,420
6	ArthroCare Corp. (D)(G)	284
18	Biomarin Pharmaceutical, Inc. (D)	651
14	Bradley Pharmaceuticals, Inc. (D)	283
129	CONMED Corp. (D)	2,979
20	Cubist Pharmaceuticals, Inc. (D)	420
775	CV Therapeutics, Inc. (D)(G)	7,011
170	Cynosure, Inc. Class A (D)(G)	4,485
421	Cytokinetics, Inc. (D)	1,992
30	Dendreon Corp. (D)(G)	187
909	Encysive Pharmaceuticals, Inc. (D)	773
321	Exelixis, Inc. (D)	2,768
7	Healthways, Inc. (D)	427
433	Human Genome Sciences, Inc. (D)(G)	4,517
5	Illumina, Inc. (D)	273
9	Immucor, Inc. (D)	292
394	Incyte Corp. (D)	3,961
8	Integra LifeSciences Holdings Corp. (D)(G)	322
327	Invacare Corp. (G)	8,240
5	Kendle International, Inc. (D)	244
13	KV Pharmaceutical Co. (D)	365
4	Landauer, Inc.	208
16	LCA-Vision, Inc. (G)	329
7	Lifecell Corp. (D)	282
358	LifePoint Hospitals, Inc. (D)(G)	10,641
125	Longs Drug Stores Corp. (G)	5,875
94	Magellan Health Services, Inc. (D)	4,349
324	Mannatech, Inc. (G)	2,051
12	Matria Healthcare, Inc. (D)	290
10	Medicines Co. (D)	195
16	Medicis Pharmaceutical Corp. Class A	426
6	Meridian Bioscience, Inc.	188
84	MGI PHARMA, Inc. (D)	3,393
8	Myriad Genetics, Inc. (D)(G)	357
1,040	NPS Pharmaceuticals, Inc. (D)	3,983
100	Obagi Medical Products, Inc. (D)	1,827
4	Onyx Pharmaceuticals, Inc. (D)	239
7	OSI Pharmaceuticals, Inc. (D)	338
19	Par Pharmaceutical Cos., Inc. (D)	459
5	PAREXEL International Corp. (D)	260
482	Perrigo Co. (G)	16,868
5	PharmaNet Development Group, Inc. (D)	207
6	Pharmion Corp. (D)	404
80	Progenics Pharmaceuticals, Inc. (D)(G)	1,444
15	Quidel Corp. (D)	287
480	Regeneron Pharmaceuticals, Inc. (D)	11,597
420	Rigel Pharmaceuticals, Inc. (D)(G)	10,666
155	Salix Pharmaceuticals Ltd. (D)(G)	1,224
20	Savient Pharmaceuticals, Inc. (D)	470
20	Sciele Pharma, Inc. (D)(G)	400
272	STERIS Corp.	7,858
87	SurModics, Inc. (D)(G)	4,700

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Health Care — (continued)
97	Symmetry Medical, Inc. (D)	$1,682
89	Tomotherapy, Inc. (D)(G)	1,741
6	United Therapeutics Corp. (D)	623
87	Usana Health Sciences, Inc. (D)(G)	3,205
20	Valeant Pharmaceuticals International (D)	243
5	Ventana Medical Systems, Inc. (D)	436
350	Vermillion, Inc. (D)	280
48	ViroPharma, Inc. (D)	381
135	XenoPort, Inc. (D)	7,561
231	ZymoGenetics, Inc. (D)(G)	2,694

		180,385

	Services — 12.9%
9	Administaff, Inc.	244
9	Allscripts Healthcare Solutions, Inc. (D)	167
5	Anixter International, Inc. (D)	284
12	Atheros Communications, Inc. (D)	356
7	Bankrate, Inc. (D)(G)	353
5	CACI International, Inc. Class A (D)	224
3	Capella Education Co. (D)	211
43	Central European Media Enterprises Ltd. (D)(G)	5,022
101	Cerner Corp. (D)(G)	5,696
257	Comsys IT Partners, Inc. (D)	4,049
73	CPI Corp. (G)	1,724
7	DeVry, Inc.	345
12	Digital River, Inc. (D)	398
120	Factset Research Systems, Inc.	6,684
26	Foundry Networks, Inc. (D)	457
8	FTI Consulting, Inc. (D)	498
311	Healthspring, Inc. (D)	5,927
399	Hub Group, Inc. (D)	10,592
141	ICF International, Inc. (D)	3,569
118	inVentiv Health, Inc. (D)	3,644
165	ITT Educational Services, Inc. (D)	14,078
168	Jack Henry & Associates, Inc.	4,089
84	JDA Software Group, Inc. (D)	1,710
6	Life Time Fitness, Inc. (D)	313
124	Live Nation, Inc. (D)	1,798
13	Macrovision Corp. (D)	235
87	Mantech International Corp. Class A (D)	3,817
9	MAXIMUS, Inc.	342
245	Mentor Graphics Corp. (D)	2,638
4	Micros Systems (D)	315
10	Monarch Casino & Resort, Inc. (D)	229
14	Parametric Technology Corp. (D)	256
84	Plexus Corp. (D)	2,198
124	Premier Exhibitions, Inc. (D)(G)	1,360
16	Premiere Global Services, Inc. (D)	242
94	Priceline.com, Inc. (D)(G)	10,775
133	Resources Connection, Inc.	2,426
20	Secure Computing Corp. (D)	196
29	Spherion Corp. (D)	213
2	Strayer Education, Inc.	365
9	Waste Connections, Inc. (D)	278
222	Watson Wyatt Worldwide, Inc. (G)	10,298
84	Wright Express Corp. (D)	3,007

		111,622

	Technology — 25.3%
45	A.O. Smith Corp.	1,560
60	Actuant Corp. Class A	2,041
33	Actuate Corp. (D)	259
256	Acuity Brands, Inc.	11,557
152	ADC Telecommunications, Inc. (D)(G)	2,368
13	ADTRAN, Inc.	273
469	Advanced Energy Industries, Inc. (D)	6,138
10	Advent Software, Inc. (D)	550
9	Ansoft Corp. (D)	233
204	Ansys, Inc. (D)	8,456
815	Arris Group, Inc. (D)	8,131
17	Aspen Technology, Inc. (D)	269
81	Belden, Inc.	3,609
7	Blackbaud, Inc.	191
8	Blackboard, Inc. (D)	338
105	Blue Coat Systems, Inc. (D)	3,456
689	Brocade Communications Systems, Inc. (D)	5,054
33	Centennial Cellular Corp. Class A (D)	309
201	Chordiant Software, Inc. (D)	1,717
65	Cogent Communication Group, Inc. (D)(G)	1,543
189	CommScope, Inc. (D)	9,296
10	Comtech Group, Inc. (D)	158
80	Comtech Telecommunications Corp. (D)	4,330
9	Concur Technologies, Inc. (D)	319
255	CSG Systems International, Inc. (D)	3,749
33	Cubic Corp.	1,286
6	DealerTrack Holdings, Inc. (D)	188
7	Diodes, Inc. (D)	219
4	Dionex Corp. (D)	314
673	Emulex Corp. (D)	10,980
4	Equinix, Inc. (D)	371
5	Esterline Technologies Corp. (D)	261
16	FLIR Systems, Inc. (D)	513
6	FormFactor, Inc. (D)	185
46	Fossil, Inc. (D)	1,943
6	Genlyte Group (D)	562
98	Golden Telecom, Inc. (D)(G)	9,843
119	Greatbatch, Inc. (D)	2,371
6	HMS Holdings Corp. (D)	209
12	Hologic, Inc. (D)	789
18	iBasis, Inc.	93
4	IHS, Inc. (D)	227
19	Informatica Corp. (D)	344
8	Interactive Data Corp.	261
15	Interdigital, Inc. (D)	352
3	Itron, Inc. (D)	283
257	j2 Global Communications, Inc. (D)(G)	5,433
121	LoJack Corp. (D)	2,036
384	Magma Design Automation, Inc. (D)	4,686
390	Micrel, Inc.	3,296
12	Microsemi Corp. (D)	261
3	MicroStrategy, Inc. (D)	252
43	Middleby Corp. (D)(G)	3,310
21	MIPS Technologies, Inc. Class A (D)	105
13	Monolithic Power Systems, Inc. (D)	276
167	Netflix, Inc. (D)(G)	4,435
7	Netlogic Microsystems, Inc. (D)	238
184	Neustar, Inc. (D)(G)	5,280
99	Novatel Wireless, Inc. (D)	1,596
30	Nuance Communications, Inc. (D)	558
59	Omniture, Inc. (D)(G)	1,946

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Technology — (continued)
16	OmniVision Technologies, Inc. (D)(G)		$249
739	ON Semiconductor Corp. (D)(G)		6,562
440	Orbitz Worldwide, Inc. (D)		3,735
16	Phase Forward, Inc. (D)		341
72	PMC — Sierra, Inc. (D)		471
13	Polycom, Inc. (D)		360
896	RF Micro Devices, Inc. (D)(G)		5,118
13	RightNow Technologies, Inc. (D)		203
5	SAVVIS, Inc. (D)		137
21	Semtech Corp. (D)		331
18	SiRF Technology Holdings, Inc. (D)		453
9	Sirona Dental Systems, Inc. (D)		295
864	Skyworks Solutions, Inc. (D)		7,339
467	Smart Modular Technologies, Inc. (D)		4,753
8	Sohu.com, Inc. (D)		431
44	Sonus Networks, Inc. (D)(G)		256
110	SPSS, Inc. (D)		3,947
7	SRA International, Inc. (D)		200
92	Starent Networks Corp. (D)(G)		1,681
136	Sybase, Inc. (D)		3,546
55	Sycamore Networks, Inc. (D)		210
76	Synchronoss Technologies, Inc. (D)		2,667
219	Technitrol, Inc.		6,248
80	THQ, Inc. (D)		2,250
13	Time Warner Telecom, Inc. Class A (D)		254
27	Trident Microsystems, Inc. (D)		177
89	Triumph Group, Inc. (G)		7,288
259	Trizetto Group, Inc. (D)		4,495
335	Ultra Clean Holdings, Inc. (D)		4,083
333	United Online, Inc. (G)		3,936
27	Valueclick, Inc. (D)		596
4	Varian, Inc. (D)		281
15	Vasco Data Security International (D)		427
13	Veeco Instruments, Inc. (D)		217
354	Vishay Intertechnology, Inc. (D)		4,036
16	Websense, Inc. (D)		272
16	Wind River Systems, Inc. (D)		147
13	Zoran Corp. (D)		287

			219,485

	Transportation — 3.5%
71	Air Methods Corp. (D)(G)		3,541
61	Alaska Air Group, Inc. (D)		1,531
14	American Commercial Lines, Inc. (D)		231
135	FreightCar America, Inc.		4,735
4	Genco Shipping & Trading Ltd.		241
359	Knight Transportation, Inc. (G)		5,320
173	Landstar System, Inc.		7,288
11	Polaris Industries, Inc. (G)		539
121	SkyWest, Inc.		3,235
214	Werner Enterprises, Inc. (G)		3,648

			30,309

	Utilities — 0.0%
5	ITC Holdings Corp.		263

	Total common stock (cost $844,242)		$846,739

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 26.3%
	Repurchase Agreements — 2.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $4,469, collateralized by FNMA 5.00%, 2035, value of $4,557)
$4,468	4.50% dated 12/31/2007		$4,468
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $40, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $41)
40	1.35% dated 12/31/2007		40
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $12,437, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $12,682)
12,433	4.75% dated 12/31/2007		12,433
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,754, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $1,789)
1,754	4.60% dated 12/31/2007		1,754
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2008 in the amount of $68, collateralized by U.S. Treasury Note 3.63%, 2012, value of $70)
68	1.30% dated 12/31/2007		68
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2008 in the amount of $67, collateralized by U.S. Treasury Note 3.38% — 12.50%, 2009 — 2014, value of $68)
67	1.25% dated 12/31/2007		67

			18,830

Shares

	Securities Purchased with Proceeds from Security Lending — 24.1%
	Cash Collateral Reinvestment Fund:
208,903	Goldman Sachs FS Prime Obligation/Institutional Fund		208,903

Principal
Amount

	U.S. Treasury Bills — 0.0%
$360	2.85%, 03/13/2008 (M)(S)		358

	Total short-term investments (cost $228,091)		$228,091

	Total investments (cost $1,072,333) (C)	123.8%	$1,074,830
	Other assets and liabilities	(23.8)%	(206,553)

	Total net assets	100.0%	$868,277

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.06% of total net assets at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,076,428 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$117,153
Unrealized Depreciation	(118,751)

Net Unrealized Depreciation	$(1,598)

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	3	Long	Mar 2008	$4

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.9%
	Basic Materials — 9.2%
3	Ampco-Pittsburgh Corp. (G)	$122
6	AptarGroup, Inc.	225
1	Arch Chemicals, Inc.	33
32	Balchem Corp. (G)	705
4	Barnes Group, Inc. (G)	124
2	Blount International (D)	20
8	Buckeye Technologies, Inc. (D)(G)	105
3	Cambrex Corp. (G)	22
3	CF Industries Holdings, Inc.	308
4	Champion Enterprises, Inc. (D)(G)	36
1	CIRCOR International, Inc. (G)	32
8	Cooper Tire & Rubber Co.	131
3	Crown Media Holdings, Inc. (D)(G)	20
1	CSS Industries, Inc. (G)	40
1	Foster (L.B.) Co. Class A (D)(G)	41
32	Glatfelter Co. (G)	490
1	Grace (W.R.) & Co. (D)(G)	21
7	H.B. Fuller Co. (G)	153
3	Hercules, Inc. (G)	60
2	Innophos Holdings, Inc. (G)	25
33	Matthews International Corp. Class A	1,523
2	Minerals Technologies, Inc. (G)	147
12	Neenah Paper, Inc. (G)	359
1	Olin Corp.	19
2	OM Group, Inc. (D)(G)	121
3	Quanex Corp. (G)	145
1	Rock Tenn Co. Class A	31
2	Rockwood Holdings, Inc. (D)	66
18	RPM International, Inc. (G)	370
1	Schnitzer Steel Industries, Inc.	42
1	Schweitzer-Mauduit International, Inc. (G)	18
6	Sensient Technologies Corp. (G)	175
2	Silgan Holdings, Inc.	109
2	Superior Essex, Inc. (D)(G)	50
49	Tempur-Pedic International, Inc. (G)	1,278
—	Tredegar Corp. (G)	5
2	Tupperware Brands Corp. (G)	56
9	Watts Water Technologies, Inc. (G)	280

		7,507

	Capital Goods — 6.2%
1	ACCO Brands Corp. (D)(G)	11
10	Asyst Technologies, Inc. (D)(G)	33
5	Blyth, Inc. (G)	105
2	Brooks Automation, Inc. (D)(G)	24
7	Callaway Golf Co. (G)	122
1	Cascade Bancorp (G)	46
41	Clarcor, Inc. (G)	1,545
3	Columbus McKinnon Corp. (D)(G)	88
8	Compass Diversified Holdings (G)	124
2	Cymer, Inc. (D)(G)	62
5	Enpro Industries, Inc. (D)	138
56	Entegris, Inc. (D)(G)	480
1	Helen of Troy Ltd. (D)(G)	9
2	Jakks Pacific, Inc. (D)(G)	47
—	Leapfrog Enterprises, Inc. (D)(G)	1
20	Lincoln Electric Holdings, Inc. (G)	1,424
4	MKS Instruments, Inc. (D)(G)	80
4	Modine Manufacturing Co. (G)	63
3	Nordson Corp. (G)	145
2	Oil States International, Inc. (D)(G)	79
2	Orbital Sciences Corp. (D)(G)	52
3	Photronics, Inc. (D)(G)	40
13	RC2 Corp. (D)(G)	365
—	Rudolph Technologies, Inc. (D)	3
1	Tecumseh Products Co. Class A (D)(G)	14

		5,100

	Consumer Cyclical — 13.9%
1	A.M. Castle & Co.	14
10	Adaptec, Inc. (D)(G)	33
2	AFC Enterprises, Inc. (D)(G)	18
14	Aftermarket Technology Corp. (D)	365
6	Agilysys, Inc. (G)	85
2	American Axle & Manufacturing Holdings, Inc. (G)	37
2	Applied Industrial Technologies, Inc. (G)	58
19	Blockbuster, Inc. Class A (D)(G)	75
1	BlueLinx Holdings, Inc. (G)	3
40	Borders Group, Inc. (G)	426
1	Casey’s General Stores, Inc.	33
1	CEC Entertainment, Inc. (D)	13
6	Chemed Corp. (G)	341
27	Cherokee, Inc. (G)	875
22	Children’s Place Retail Stores, Inc. (D)(G)	570
—	Comfort Systems USA, Inc. (G)	1
1	CompX International, Inc. (G)	18
4	Conns, Inc. (D)(G)	62
3	Core-Mark Holding Co., Inc. (D)(G)	92
11	CSK Automotive Corp. (D)(G)	54
3	Domino’s Pizza, Inc. (G)	34
6	Dress Barn, Inc. (D)	75
3	Dycom Industries, Inc. (D)(G)	88
—	Eddie Bauer Holdings, Inc. (D)(G)	1
6	EMCOR Group, Inc. (D)	149
1	Ethan Allen Interiors, Inc. (G)	31
15	Fred’s, Inc. (G)	144
5	FTD Group, Inc. (G)	70
1	Gaiam, Inc., Class A (D)	42
11	Granite Construction, Inc. (G)	384
15	Group 1 Automotive, Inc. (G)	352
3	Hot Topic, Inc. (D)(G)	18
31	Huttig Building Products, Inc. (D)(G)	108
14	ICU Medical, Inc. (D)(G)	493
—	Immersion Corp. (D)	1
5	Insight Enterprises, Inc. (D)	89
2	Integrated Electrical Services, Inc. (D)(G)	36
1	Interline Brands, Inc. (D)	20
4	Jack in the Box, Inc. (D)	113
1	Jo-Ann Stores, Inc. (D)(G)	8
5	Lear Corp. (D)(G)	138
3	Maidenform Brands, Inc. (D)(G)	35
49	McGrath RentCorp (G)	1,249
3	Nash Finch Co. (G)	102
30	Owens & Minor, Inc. (G)	1,273
17	Papa John’s International, Inc. (D)(G)	379
15	Performance Food Group Co. (D)(G)	403
2	Perini Corp. (D)(G)	91
1	Pier 1 Imports, Inc. (D)(G)	6
16	School Specialty, Inc. (D)(G)	536
—	Spartan Stores, Inc. (G)	2
2	Systemax, Inc. (G)	33
10	United Stationers, Inc. (D)(G)	453

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Consumer Cyclical — (continued)
1	Village Super Market, Inc. (G)	$61
3	Warnaco Group, Inc. (D)	87
6	Wolverine World Wide, Inc. (G)	140
35	World Fuel Services Corp. (G)	1,007

		11,424

	Consumer Staples — 2.6%
3	Cal-Maine Foods Inc. (G)	85
15	Chattem, Inc. (D)(G)	1,095
4	Elizabeth Arden, Inc. (D)(G)	71
—	Hain Celestial Group, Inc. (D)(G)	10
17	J&J Snack Foods Corp. (G)	532
1	Ralcorp Holdings, Inc. (D)(G)	31
—	Seaboard Corp. (G)	147
2	TreeHouse Foods, Inc. (D)	48
3	Universal Corp. (G)	133

		2,152

	Energy — 6.0%
1	Berry Petroleum Co. (G)	44
2	Bill Barrett Corp. (D)(G)	96
30	Crosstex Energy, Inc. (G)	1,132
2	Delek U.S. Holdings, Inc. (G)	49
5	Energy Partners Ltd. (D)	53
—	Energysouth, Inc. (G)	6
4	Exco Resources, Inc. (D)(G)	63
1	Exterran Holdings, Inc. (D)(G)	98
16	Grey Wolf, Inc. (D)(G)	84
2	Harvest Natural Resources, Inc. (D)(G)	23
3	Laclede Group, Inc. (G)	89
1	McMoRan Exploration Co. (D)(G)	18
7	New Jersey Resources Corp. (G)	355
—	Newpark Resources, Inc. (D)(G)	2
1	Nicor, Inc. (G)	34
3	Northwest Natural Gas Co. (G)	165
7	Oceaneering International, Inc. (D)(G)	445
5	Oilsands Quest, Inc. (D)(G)	20
3	Petrohawk Energy Corp. (D)(G)	50
3	Piedmont Natural Gas (G)	71
8	Quicksilver Resources, Inc. (D)(G)	489
6	Rosetta Resources, Inc. (D)(G)	117
1	Southwest Gas Corp.	36
1	Stone Energy Corp. (D)(G)	42
1	Swift Energy Co. (D)(G)	40
2	Trico Marine Services, Inc. (D)(G)	74
—	Union Drilling, Inc. (D)	2
28	WD40 Co. (G)	1,052
4	WGL Holdings, Inc. (G)	125
1	Whiting Petroleum Corp. (D)(G)	63

		4,937

	Finance — 25.0%
—	AMCORE Financial, Inc. (G)	9
10	American Equity Investment Life Holding Co. (G)	80
2	American Physicians Capital, Inc. (G)	70
3	Amerigroup Corp. (D)	106
2	Amtrust Financial Services (G)	32
9	Anthracite Capital, Inc. (G)	62
1	Anworth Mortgage Asset Corp.	9
2	Apollo Investment Corp. (G)	26
1	Arbor Realty Trust (G)	18
90	Ares Capital Corp. (G)	1,314
1	Argo Group International Holdings, Ltd. (D)	26
10	Ashford Hospitality (G)	70
8	Aspen Insurance Holdings Ltd. (G)	219
3	Assured Guaranty Ltd. (G)	80
1	Asta Funding, Inc. (G)	37
—	Bancfirst Corp. (G)	13
7	Banco Latinoamericano de Exportaciones S.A. ADR Class E	121
8	BankAtlantic Bancorp, Inc. Class A (G)	34
3	Berkshire Hills Bancorp, Inc. (G)	81
18	Boston Private Financial Holdings, Inc. (G)	490
2	Calamos Asset Management, Inc.	57
1	Capital Corp. of the West (G)	10
6	CapLease, Inc. (G)	51
60	Cathay General Bancorp (G)	1,583
5	Centene Corp. (D)(G)	137
10	Centennial Bank Holdings, Inc. (D)(G)	56
1	Center Financial Corp. (G)	6
6	Centerline Holding Co. (G)	47
5	Central Pacific Financial Corp. (G)	89
1	Chemical Financial Corp. (G)	17
11	Citizens Republic Bancorp, Inc. (G)	153
—	City Holding Co. (G)	3
30	Colonial BancGroup, Inc. (G)	406
1	Community Trust Bancorp, Inc. (G)	14
1	CompuCredit Corp. (D)(G)	6
62	Corus Bankshares, Inc. (G)	656
50	CVB Financial Corp. (G)	514
6	DCT Industrial Trust Inc. (G)	54
6	Diamondrock Hospitality (G)	94
1	Dime Community Bancshares	13
2	Dollar Thrifty Automotive Group, Inc. (D)(G)	35
3	Education Realty Trust, Inc.	31
—	Employers Holdings, Inc.	3
27	Entertainment Properties Trust (G)	1,274
4	FBL Financial Group Class A (G)	128
1	Federal Agricultural Mortgage Corp. (G)	26
23	Financial Federal Corp. (G)	513
14	First BanCorp Puerto Rico	102
1	First Community Bancshares (G)	19
4	First Industrial Realty Trust, Inc. (G)	131
3	First Merchants Corp. (G)	65
2	First Mercury Financial Corp. (D)	59
3	First Midwest Bancorp, Inc. (G)	80
8	First Niagara Financial Group, Inc. (G)	93
5	First Place Financial (G)	64
2	FirstFed Financial Corp. (D)(G)	79
6	Flagstone Reinsurance Holdings	85
10	FNB Corp. (G)	147
3	FPIC Insurance Group, Inc. (D)(G)	107
4	Franklin Bank Corp. (D)(G)	15
20	Friedman Billings Ramsey Group, Inc. (G)	64
10	GMH Communities Trust	57
6	Gramercy Capital Corp. (G)	139
3	Great Southern Bancorp, Inc. (G)	66
2	Green Bankshares, Inc.	33
13	Hersha Hospitality Trust (G)	123
—	Highwoods Properties, Inc.	3
9	Hilltop Holdings, Inc. (D)(G)	96
5	Horace Mann Educators Corp. (G)	91
12	Impac Mortgage Holdings, Inc. (G)	6

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Finance — (continued)
1	Imperial Capital Bancorp, Inc.	$24
7	Independent Bank Corp. (Michigan) (G)	67
1	Infinity Property & Casualty Corp. (G)	25
3	Integra Bank Corp. (G)	44
21	International Bancshares Corp. (G)	448
4	IPC Holdings Ltd.	118
8	Irwin Financial Corp. (G)	59
2	JER Investors Trust, Inc. (G)	22
1	Knight Capital Group, Inc. (D)(G)	19
5	Knology, Inc. (D)(G)	59
9	LaBranche & Co., Inc. (D)(G)	44
2	Lakeland Bancorp, Inc. (G)	27
5	LaSalle Hotel Properties (G)	150
3	Lexington Realty Trust	38
2	Macatawa Bankcorp (G)	18
2	MainSource Financial Group, Inc. (G)	34
4	Max Capital Group, Ltd.	104
111	MCG Capital Corp. (G)	1,290
11	Medical Properties Trust, Inc. (G)	114
8	MFA Mortgage Investments, Inc.	76
1	Molina Healthcare, Inc. (D)(G)	35
6	Montpelier Re Holdings Ltd.	97
3	N B T Bancorp (G)	59
30	National Financial Partners Corp. (G)	1,355
2	Navigators Group, Inc. (D)	156
1	Newcastle Investment Corp. (G)	18
7	NGP Capital Resources Co. (G)	108
10	Old National Bankcorp (G)	147
10	Oriental Financial Group, Inc.	127
1	Pacific Capital Bancorp (G)	22
5	Penn Real Estate Investment Trust	136
2	Peoples Bancorp, Inc. (G)	50
13	Phoenix Cos. (G)	155
2	Piper Jaffray Cos. (D)(G)	107
12	PMA Capital Corp. Class A (D)	95
12	Prosperity Bancshares, Inc. (G)	338
1	Provident Bankshares Corp. (G)	26
8	Provident Financial Services, Inc. (G)	118
3	Quadra Realty Trust, Inc. (G)	20
—	Realty Income Corp.	11
1	Renasant Corp. (G)	22
3	Rent-A-Center, Inc. (D)(G)	46
4	Resource Capital Corp. (G)	34
1	Sandy Spring Bancorp, Inc. (G)	14
4	Santander Bancorp	31
1	SCBT Financial Corp. (G)	17
3	Seabright Insurance Holdings (D)(G)	48
34	Selective Insurance Group (G)	782
2	Senior Housing Properties Trust (G)	41
3	Simmons First National Corp. (G)	90
14	Solera Holdings, Inc. (D)	338
—	South Financial Group, Inc. (G)	2
8	StanCorp Financial Group, Inc.	398
4	Sterling Bancshares, Inc. (G)	49
9	Strategic Hotels & Resorts, Inc. (G)	156
8	Sunstone Hotel Investors, Inc. (G)	137
25	Superior Bancorp (D)(G)	133
7	Susquehanna Bancshares, Inc. (G)	127
6	Symmetricom, Inc. (D)(G)	27
5	Taylor Capital Group, Inc. (G)	92
48	Trustco Bank Corp. (G)	473
7	Trustmark Corp. (G)	167
4	United Bankshares, Inc. (G)	101
4	United Community Financial (G)	19
1	United Fire & Casualty (G)	17
229	W Holding Co., Inc. (G)	277
4	Waddell and Reed Financial, Inc. Class A (G)	144
5	WesBanco, Inc. (G)	109
2	West Coast Bancorp (G)	28
1	Wilshire Bancorp, Inc. (G)	6
—	Wintrust Financial Corp. (G)	7

		20,489

	Health Care — 4.9%
20	Advanced Medical Optics, Inc. (D)(G)	491
5	Albany Molecular Research, Inc. (D)(G)	66
3	Alliance Imaging, Inc. (D)(G)	30
—	Alpharma, Inc. Class A (D)(G)	6
2	Amicus Therapeutics, Inc. (D)(G)	24
1	AmSurg Corp. (D)(G)	13
2	Applera Corp. — Celera Group (D)	35
5	Apria Healthcare Group, Inc. (D)(G)	97
6	CONMED Corp. (D)	132
9	Cooper Co., Inc. (G)	327
3	Cross Country Healthcare, Inc. (D)(G)	35
15	Emergency Medical Services (D)(G)	439
1	Emeritus Corp. (D)(G)	23
3	Forrester Research, Inc. (D)(G)	78
—	Haemonetics Corp. (D)	13
—	HealthSouth Corp. (D)(G)	4
1	Incyte Corp. (D)(G)	11
—	Insulet Corp. (D)	7
2	InterMune, Inc. (D)(G)	29
16	Landauer, Inc.	840
13	Magellan Health Services, Inc. (D)(G)	606
1	MedCath Corp. (D)(G)	32
4	Perrigo Co. (G)	140
6	Prestige Brands Holdings, Inc. (D)(G)	45
2	Rehabcare Group, Inc. (D)	34
2	Sciele Pharma, Inc. (D)(G)	31
2	STERIS Corp. (G)	63
17	Young Innovations, Inc.	397

		4,048

	Services — 13.5%
57	ABM Industries, Inc. (G)	1,168
7	American Greetings Corp. Class A (G)	148
—	Ameristar Casinos, Inc. (G)	6
15	AMN Healthcare Services, Inc. (D)(G)	265
19	Avid Technology, Inc. (D)(G)	524
1	Belo Corp. Class A (G)	10
1	Bowne & Co., Inc. (G)	25
—	Brady Corp. Class A	7
11	CACI International, Inc. Class A (D)(G)	470
2	Carmike Cinemas, Inc. (G)	15
—	CDI Corp. (G)	5
4	Central European Media Enterprises Ltd. (D)(G)	499
4	CIBER, Inc. (D)	26
23	Citadel Broadcasting Corp. (G)	48
—	Coinstar, Inc. (D)	11
22	Computer Services, Inc.	716
1	Cox Radio, Inc. Class A (D)(G)	7
3	DynCorp International, Inc. (D)(G)	78

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Services — (continued)
4	Entravision Communications Corp. Class A (D)(G)	$31
3	Foundry Networks, Inc. (D)(G)	58
9	G & K Services, Inc. Class A (G)	341
—	Great Wolf Resorts, Inc. (D)(G)	3
1	Healthspring, Inc. (D)	23
1	Heidrick & Struggles International, Inc.	41
39	Jackson Hewitt Tax Service, Inc. (G)	1,238
4	JDA Software Group, Inc. (D)(G)	76
7	Journal Communications, Inc. (G)	60
—	Lakes Entertainment, Inc. (D)(G)	1
4	Lin TV Corp. (D)(G)	50
1	Lodgian, Inc. (D)(G)	6
2	Manhattan Associates, Inc. (D)	42
9	MPS Group, Inc. (D)(G)	96
33	Navigant Consulting, Inc. (D)(G)	444
2	Pacer International, Inc. (G)	34
5	Perot Systems Corp. Class A (D)	72
17	Plexus Corp. (D)	436
10	Premiere Global Services, Inc. (D)	149
2	Regis Corp.	62
20	Resources Connection, Inc.	363
2	Scholastic Corp. (D)(G)	84
14	Spherion Corp. (D)(G)	99
1	Standard Parking Corp. (D)(G)	34
13	Stewart Enterprises, Inc. (G)	114
40	Syntel, Inc. (G)	1,533
2	Tetra Technologies, Inc. (D)(G)	49
25	TETRA Technologies, Inc. (D)(G)	381
12	Unifirst Corp.	448
78	Unisys Corp. (D)(G)	369
3	Viad Corp. (G)	95
4	Waste Connections, Inc. (D)(G)	136
2	Watson Wyatt Worldwide, Inc. (G)	93
12	Westwood One, Inc. (G)	24

		11,113

	Technology — 9.7%
1	A.O. Smith Corp. (G)	49
3	Actel Corp. (D)	40
2	Actuant Corp. Class A (G)	82
1	Acuity Brands, Inc. (G)	41
40	American Reprographics Co. LLC (D)(G)	659
9	AMETEK, Inc.	436
1	Analogic Corp. (G)	41
4	Arris Group, Inc. (D)	37
2	AsiaInfo Holdings, Inc. (D)	19
2	Avocent Corp. (D)(G)	49
21	Benchmark Electronics, Inc. (D)	363
1	Bio-Rad Laboratories, Inc. Class A (D)	124
1	Cavium Networks Inc. (D)(G)	18
4	Checkpoint Systems, Inc. (D)(G)	94
33	Cincinnati Bell, Inc. (D)(G)	159
1	CMGI, Inc. (D)(G)	7
21	Coherent, Inc. (D)	537
7	Consolidated Communications Holdings, Inc. (G)	131
27	Credence Systems Corp. (D)(G)	65
3	CSG Systems International, Inc. (D)	49
2	Cubic Corp. (G)	78
3	Deluxe Corp.	102
1	DG Fastchannel, Inc. (D)(G)	33
7	Digi International, Inc. (D)	92
25	Electronics for Imaging, Inc. (D)(G)	558
6	Emulex Corp. (D)(G)	96
—	Esterline Technologies Corp. (D)	5
5	Exar Corp. (D)(G)	39
8	Extreme Networks, Inc. (D)(G)	27
12	Gemstar-TV Guide International, Inc. (D)(G)	56
46	General Communication, Inc. Class A (D)(G)	405
1	GeoEye, Inc. (D)	20
4	GrafTech International Ltd. (D)(G)	67
—	Greatbatch, Inc. (D)(G)	4
12	Harris Interactive, Inc. (D)(G)	49
1	Infospace, Inc. (G)	19
5	Interactive Data Corp. (G)	149
2	Interwoven, Inc. (D)	27
13	iPCS, Inc.	475
1	Kemet Corp. (D)	9
2	Littelfuse, Inc. (D)(G)	66
10	Methode Electronics, Inc.	161
1	Movado Group	25
39	MSC.Software Corp. (D)(G)	500
6	Nexstar Broadcasting Group A (D)(G)	50
9	Palm, Inc. (G)	59
2	Park Electrochemical Corp. (G)	42
5	Pegasystems, Inc.	61
4	Pericom Semiconductor Corp. (D)(G)	80
—	Plantronics, Inc.	5
13	Quantum Corp. (D)(G)	34
5	RCN Corp. (G)	73
1	Regal-Beloit Corp. (G)	40
18	RF Micro Devices, Inc. (D)(G)	100
20	Schwak, Inc. (G)	309
24	Silicon Storage Technology, Inc. (D)(G)	71
3	Skyworks Solutions, Inc. (D)(G)	27
8	SonicWALL, Inc. (D)	89
3	Spansion, Inc. (D)(G)	11
2	Stoneridge, Inc. (D)	15
—	Surewest Communications	7
8	Sybase, Inc. (D)(G)	206
13	Sycamore Networks, Inc. (D)(G)	48
3	Syniverse Holdings, Inc. (D)(G)	44
5	Technitrol, Inc. (G)	129
1	TechTarget (D)	9
9	Tibco Software, Inc. (D)(G)	76
1	TTM Technologies, Inc. (D)	8
9	United Online, Inc. (G)	108
1	USA Mobility, Inc. (G)	20
7	Vignette Corp. (D)	105
3	Zoran Corp. (D)(G)	59

		7,947

	Transportation — 4.3%
3	Atlas Air Worldwide Holdings, Inc. (D)(G)	146
—	Eagle Bulk Shipping Inc. (G)	11
5	Forward Air Corp. (G)	162
—	Genco Shipping & Trading Ltd. (G)	16
2	General Maritime Corp. (G)	44
2	Gulfmark Offshore, Inc. (D)(G)	84
5	Heartland Express, Inc. (G)	72
2	Hornbeck Offshore Services, Inc. (D)(G)	103
42	Landstar System, Inc. (G)	1,754
2	Polaris Industries, Inc. (G)	110
6	Republic Airways Holdings, Inc. (D)	108

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Transportation — (continued)
3	SkyWest, Inc. (G)		$83
10	Thor Industries, Inc. (G)		376
12	Tsakos Energy Navigation Ltd.		452
1	Winnebago Industries, Inc. (G)		11

			3,532

	Utilities — 1.6%
1	Allete, Inc.		20
2	Aquila, Inc. (D)(G)		9
1	Black Hills Corp. (G)		48
6	El Paso Electric Co. (D)		161
4	IDACORP, Inc. (G)		130
33	Pike Electric Corp. (D)(G)		536
6	PNM Resources, Inc. (G)		131
—	Portland General Electric Co.		11
1	UniSource Energy Corp.		41
8	Westar Energy, Inc. (G)		213

			1,300

	Total common stock (cost $83,968)		$79,549

Principal
Amount

SHORT-TERM INVESTMENTS — 31.8%
	Finance — 0.5%
	Federal Home Loan Bank
$414	3.10%, 01/02/2008		$414
	Investment Pools and Funds — 1.6%
—	Federated Investors Prime Obligations Fund		—
1,348	State Street Bank Money Market Fund		1,348

			1,348

Shares

	Securities Purchased with Proceeds from Security Lending — 29.7%
	Cash Collateral Reinvestment Fund:
24,300	Navigator Prime Portfolio		24,300

Principal
Amount

	Federal Home Loan Bank Collateral Securities:
	Federal Home Loan Bank
$32	3.98%, 05/02/2008		32
2	4.00%, 02/06/2009		2
1	4.60%, 11/28/2008		1

			35

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corporation
—	4.03%, 02/04/2000		—
	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Association
—	3.75%, 07/25/2008		—
—	5.00%, 10/15/2011 — 02/16/2012		—
—	5.20%, 09/18/2012		—
			—

	U.S. Treasury Collateral Securities:
	U.S. Treasury Bond
—	2.38%, 01/15/2027 (O)		—
	U.S. Treasury Note
1	1.63%, 01/15/2015 (O)		1
—	1.88%, 07/15/2015 (O)		—
24	2.00%, 04/15/2012 (O)		26
1	2.50%, 07/15/2016 (O)		1

			28

			24,363

	Total short-term investments (cost $26,125)		$26,125

	Total investments (cost $110,093) (C)	128.7%	$105,674
	Other assets and liabilities	(28.7)%	(23,539)

	Total net assets	100.0%	$82,135

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.70% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $110,195 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,495
Unrealized Depreciation	(12,016)

Net Unrealized Depreciation	$(4,521)

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Stock HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.1%
	Basic Materials — 5.0%
192	Agrium, Inc.	$13,897
1,564	Alcoa, Inc.	57,153
304	ArcelorMittal	23,545
777	Cameco Corp.	30,928
344	Consol Energy, Inc. (G)	24,574
403	Freeport McMoRan Copper & Gold, Inc.	41,314
1,865	Mitsubishi Rayon Co., Ltd. (A)(G)	8,991
148	United States Steel Corp.	17,895
913	Uranium One, Inc. (D)	8,166

		226,463

	Consumer Cyclical — 4.2%
10,986	Buck Holdings L.P. (A)(D)(H)	9,887
1,796	Kohl’s Corp. (D)	82,262
2,763	Lowe’s Cos., Inc. (G)	62,489
939	Supervalu, Inc. (G)	35,246

		189,884

	Consumer Staples — 5.2%
113	Bunge Ltd. Finance Corp.	13,154
6	Japan Tobacco, Inc. (A)	33,933
944	PepsiCo, Inc.	71,612
1,610	Procter & Gamble Co.	118,199

		236,898

	Energy — 9.5%
732	Chesapeake Energy Corp. (G)	28,679
348	ConocoPhillips Holding Co.	30,737
713	EnCana Corp.	48,449
1,101	Exxon Mobil Corp.	103,125
1,051	Halliburton Co.	39,837
1,477	OAO Gazprom ADR (G)	83,737
1,268	Occidental Petroleum Corp.	97,646

		432,210

	Finance — 22.1%
2,084	American International Group, Inc.	121,497
2,748	Bank of America Corp.	113,363
1,180	Capital One Financial Corp. (G)	55,743
714	Citigroup, Inc.	21,032
2,432	Countrywide Financial Corp. (G)	21,746
3,042	Discover Financial Services (G)	45,876
442	Federal Home Loan Mortgage Corp. (G)	15,069
1,115	Federal National Mortgage Association	44,558
432	Goldman Sachs Group, Inc.	92,944
1,042	ING Groep N.V. ADR	40,560
2,508	Invesco Ltd.	78,706
313	Merrill Lynch & Co., Inc.	16,791
822	Morgan Stanley	43,630
748	State Street Corp.	60,729
1,718	UBS AG	79,006
1,409	UnitedHealth Group, Inc.	82,004
2,271	Washington Mutual, Inc.	30,910
1,899	Western Union Co.	46,112

		1,010,276

	Health Care — 14.9%
539	Astellas Pharma, Inc. (A)	23,372
436	AstraZeneca plc (A)	18,753
772	Daiichi Sankyo Co., Ltd. (A)	23,763
563	Eisai Co., Ltd. (A)	22,027
3,261	Elan Corp. plc ADR (D)	71,683
1,356	Eli Lilly & Co.	72,376
718	Genentech, Inc. (D)	48,130
1,522	Medtronic, Inc.	76,496
994	Sanofi-Aventis S.A. ADR	45,243
2,969	Schering-Plough Corp.	79,089
2,429	Shionogi & Co., Ltd. (A)	43,064
427	UCB S.A. (A)	19,373
644	Vertex Pharmaceuticals, Inc. (D)(G)	14,951
1,195	Walgreen Co.	45,502
1,716	Wyeth	75,843

		679,665

	Services — 9.5%
626	Accenture Ltd. Class A	22,566
4,873	Comcast Corp. Class A (D)	88,972
741	Monster Worldwide, Inc. (D)	24,021
4,036	Time Warner, Inc.	66,629
1,323	United Parcel Service, Inc. Class B	93,577
1,033	Viacom, Inc. Class B (D)	45,352
1,690	Waste Management, Inc.	55,202
3,022	XM Satellite Radio Holdings, Inc. Class A (D)(G)	36,991

		433,310

	Technology — 27.5%
454	Apple, Inc. (D)	89,869
3,778	Applied Materials, Inc.	67,097
1,126	AT&T, Inc.	46,789
1,545	Broadcom Corp. Class A (D)	40,386
4,559	Cisco Systems, Inc. (D)	123,412
1,384	Corning, Inc.	33,209
462	Electronic Arts, Inc. (D)	26,968
3,082	Flextronics International Ltd. (D)	37,163
6,069	General Electric Co.	224,963
185	Google, Inc. (D)	127,924
3,807	Intel Corp.	101,497
618	KLA-Tencor Corp. (G)	29,768
2,786	Maxim Integrated Products, Inc.	73,763
1,039	MetroPCS Communications, Inc. (D)	20,214
2,565	Network Appliance, Inc. (D)	64,017
679	Qualcomm, Inc.	26,723
602	SanDisk Corp. (D)(G)	19,982
2,506	Sprint Nextel Corp. (G)	32,908
549	Whirlpool Corp. (G)	44,847
1,070	Yahoo!, Inc. (D)	24,881

		1,256,380

	Transportation — 0.2%
709	Delta Air Lines, Inc. (D)	10,556
	Utilities — 1.0%
562	Suntech Power Holdings Co., Ltd. ADR (D)	46,264

	Total common stock (cost $4,446,239)	$4,521,906

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
PREFERRED STOCK — 0.5%
	Finance — 0.5%
938	Banco Itau Holding		$23,969

	Total preferred stock (cost $20,580)		$23,969

	Total long-term investments (cost $4,466,819)		$4,545,875

SHORT-TERM INVESTMENTS — 4.2%
	Repurchase Agreements — 0.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $3,883, collateralized by FNMA 5.00%, 2035, value of $3,960)
$3,882	4.50% dated 12/31/2007		$3,882
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $35, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $36)
35	1.35% dated 12/31/2007		35
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $10,807, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $11,020)
10,804	4.75% dated 12/31/2007		10,804
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,524, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $1,554)
1,524	4.60% dated 12/31/2007		1,524

			16,245

Shares

	Securities Purchased with Proceeds from Security Lending — 3.8%
	Cash Collateral Reinvestment Fund:
157,601	Navigator Prime Portfolio		157,601

Principal
Amount

	Federal Home Loan Bank Collateral Securities:
	Federal Home Loan Bank
$4	3.98%, 05/02/2008		4
—	4.00%, 02/06/2009		—
2,176	4.60%, 11/28/2008		2,177

			2,181

	Federal Home Loan Mortgage Corporation Collateral Securities:
	Federal Home Loan Mortgage Corporation
211	4.03%, 02/04/2000		210
4,079	4.04%, 01/25/2008		4,067
3,649	4.13%, 11/30/2009		3,693

			7,970

	Federal National Mortgage Association Collateral Securities:
	Federal National Mortgage Association
2,552	4.02%, 03/28/2008		2,527
	Federal National Mortgage Association
2,006	4.06%, 03/03/2008		1,991

			4,518

			172,270

	Total short-term investments (cost $188,515)		$188,515

	Total investments (cost $4,655,334) (C)	103.8%	$4,734,390
	Other assets and liabilities	(3.8)%	(172,507)

	Total net assets	100.0%	$4,561,883

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.54% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $4,695,952 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$415,433
Unrealized Depreciation	(376,995)

Net Unrealized Appreciation	$38,438

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $203,163, which represents 4.45% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	10,986	Buck Holdings L.P.	$10,997

The aggregate value of these securities at December 31, 2007 was $9,887 which represents 0.22% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$232,565	$233,094	03/03/08	$529
Japanese Yen (Sell)	4,406	4,298	01/07/08	(108)
Japanese Yen (Sell)	3,468	3,432	01/08/08	(36)

				$385

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 15.1%
	Finance — 14.9%
	ACT Depositor Corp.
$9,450	5.42%, 09/22/2041 (H)(L)	$6,615
	Banc of America Commercial Mortgage, Inc.
2,695	4.43%, 11/10/2039	2,664
90,957	4.52%, 09/11/2036 (H)(P)	2,256
	Banc of America Securities Automotive Trust
5,880	4.49%, 02/18/2013 (H)	5,872
	Bayview Commercial Asset Trust
48,991	7.00%, 07/25/2037 (H)(P)	6,338
80,017	7.50%, 09/25/2037 (H)(P)	11,678
	Bayview Financial Acquisition Trust
4,430	6.45%, 05/28/2037 (H)(L)	3,101
	Bear Stearns Commercial Mortgage Securities, Inc.
69,427	4.07%, 07/11/2042 (H)(P)	1,932
54,131	4.12%, 11/11/2041 (H)(P)	1,315
128,539	5.50%, 02/11/2041 (H)(P)	2,120
15,790	5.58%, 09/11/2041	15,631
	CBA Commercial Small Balance Commercial Mortgage
132,713	7.00%, 07/25/2035 — 06/25/2038 (H)(P)	8,553
	Citigroup Commercial Mortgage Trust
10,145	5.41%, 10/15/2049	10,190
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 (A)(I)(M)	—
40,949	5.93%, 07/25/2037 (L)	41,086
1,387	12.00%, 01/25/2037 (I)(M)	3,025
	Commercial Mortgage Pass-Through Certificates
15,000	5.31%, 12/10/2046	14,955
16,101	5.96%, 06/10/2046 (L)	16,677
14,035	6.01%, 12/10/2049 (L)	14,545
	Countrywide Asset-Backed Certificates
1,753	5.46%, 07/25/2035	1,627
	Countrywide Home Loans, Inc.
42,938	6.00%, 10/25/2037	42,583
	Credit Suisse Mortgage Capital Certificates
7,816	6.02%, 06/15/2038 (L)	7,937
	Credit-Based Asset Servicing and Securitization LLC
3,326	5.14%, 05/25/2036 (H)(L)	3,194
4,735	5.86%, 04/25/2037	3,100
	CS First Boston Mortgage Securities Corp.
1,835	4.51%, 07/15/2037	1,813
	CWCapital Cobalt
14,521	5.48%, 04/15/2047	14,596
	DB Master Finance LLC
12,470	5.78%, 06/20/2031 (I)	12,019
	First Horizon Mortgage Pass-Through Trust
60,659	5.86%, 05/25/2037 (L)	61,097
	GE Business Loan Trust
9,270	6.03%, 05/15/2034 (H)(L)	8,206
285,821	6.14%, 05/15/2034 (H)(P)	2,315
	Goldman Sachs Mortgage Securities Corp. II
159,711	4.38%, 08/10/2038 (H)(P)	1,278
	Green Tree Financial Corp.
1,433	7.24%, 06/15/2028	1,501
	Greenwich Capital Commercial Funding Corp.
22,360	5.60%, 12/10/2049	22,587
	Home Equity Asset Trust
7,575	5.82%, 07/25/2037 (H)(L)	2,531
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 (A)(H)	1,417
	JP Morgan Chase Commercial Mortgage Security Corp.
13,714	4.16%, 01/12/2039 (I)	13,279
630,354	4.82%, 08/12/2037 (H)(P)	2,024
21,450	5.00%, 10/15/2042 (L)	20,508
463,055	5.42%, 05/12/2045 (H)(P)	10,026
20,090	5.54%, 12/12/2043 (L)	18,517
4,620	6.40%, 02/12/2051 (I)(L)	4,400
	LB-UBS Commercial Mortgage Trust
18,200	5.22%, 02/15/2031 (L)	17,663
14,725	5.41%, 09/15/2039 (L)#	14,412
4,750	5.45%, 11/15/2038 (L)	4,411
11,890	5.48%, 11/15/2038 (L)	10,918
	Lehman Brothers Small Balance Commercial
5,818	5.52%, 09/25/2030 (I)	5,763
5,180	5.62%, 09/25/2036 (I)	5,212
	Marlin Leasing Receivables LLC
13,390	5.33%, 09/16/2013 (I)	13,497
	Merrill Lynch Mortgage Trust
61,392	3.96%, 10/12/2041 (H)(P)	1,551
231,369	4.57%, 06/12/2043 (H)(P)	5,305
	Merrill Lynch/Countrywide Commercial Mortgage Trust
21,500	5.20%, 12/12/2049	20,758
9,920	6.10%, 06/12/2046 (L)	10,354
	Morgan Stanley Automotive Loan Trust
1	5.00%, 03/15/2012 (I)	1
	Morgan Stanley Dean Witter Capital I
23,227	0.46%, 08/25/2032 (H)(P)	2
21,470	6.08%, 06/11/2049 (L)	21,805
	Nationstar Home Equity Loan Trust
1,517	9.97%, 03/25/2037 (H)(L)	1,495
	Option One Mortgage Loan Trust — Class M6
3,875	6.99%, 03/25/2037 (H)	1,060
	Option One Mortgage Loan Trust — Class M7
2,575	6.99%, 03/25/2037 (H)	644
	Option One Mortgage Loan Trust — Class M8
2,525	6.99%, 03/25/2037 (H)	505
	Popular ABS Mortgage Pass-Through Trust
3,775	4.75%, 12/25/2034	3,673
3,180	5.42%, 04/25/2035	2,836

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
	Finance — (continued)
	Renaissance Home Equity Loan Trust
$4,670	5.36%, 05/25/2035 (H)	$4,113
6,480	5.75%, 05/25/2036 (H)(L)	5,994
2,800	7.50%, 04/25/2037 (H)	1,772
	Renaissance Home Equity Loan Trust Class M5
4,300	7.00%, 09/25/2037 (H)	2,795
	Renaissance Home Equity Loan Trust Class M8
5,375	7.00%, 09/25/2037 (H)	2,419
	Soundview NIM Trust
950	6.41%, 12/25/2036 (H)	760
	Swift Master Automotive Receivables Trust
17,050	5.68%, 10/15/2012 (L)	16,962
	Wachovia Bank Commercial Mortgage Trust
55,509	3.65%, 02/15/2041 (H)(P)	1,205
1,835	4.52%, 05/15/2044	1,811
21,589	5.25%, 12/15/2043	21,550
2,089,803	10.00%, 02/15/2051 (H)(P)	3,448
	Wachovia Bank Commercial Mortgage Trust Class A2
6,930	5.42%, 01/15/2045	6,982
	Wachovia Bank Commercial Mortgage Trust Class A4
15,000	5.42%, 01/15/2045 (L)	15,078
	Wamu Commercial Mortgage Securities Trust
19,570	6.31%, 03/23/2045 (H)(L)	17,001

		668,863

	Transportation — 0.2%
	Continental Airlines, Inc.
4,524	6.70%, 06/15/2021 #	4,535
4,513	8.05%, 11/01/2020 #	4,806

		9,341

	Total asset & commercial mortgage backed securities (cost $701,872)	$678,204

CORPORATE BONDS: INVESTMENT GRADE — 24.1%
	Basic Materials — 0.9%
	Kimberly-Clark Corp.
$17,207	6.63%, 08/01/2037 #	$19,045
	Rohm & Haas Holdings
8,419	5.60%, 03/15/2013 #	8,748
	Vulcan Materials Co.
5,885	5.60%, 11/30/2012	5,918
	Westvaco Corp.
4,975	7.95%, 02/15/2031 #	5,269

		38,980

	Capital Goods — 0.4%
	Embraer Overseas Ltd.
4,600	6.38%, 01/24/2017	4,365
	Tyco International Group S.A.
5,710	6.00%, 10/01/2012 (I)	5,851
5,995	6.55%, 10/01/2017 (I)	6,166

		16,382

	Consumer Cyclical — 0.9%
	J. C. Penney Co., Inc.
4,788	6.38%, 10/15/2036	4,279
	Lowe’s Companies, Inc.
4,731	5.60%, 09/15/2012 #	4,859
	Ltd. Brands, Inc.
11,303	6.90%, 07/15/2017 #	10,921
	Target Corp.
9,041	6.50%, 10/15/2037 (G)	9,087
	Tesco plc
11,806	5.50%, 11/15/2017 (I)	11,775

		40,921

	Consumer Staples — 0.7%
	Anheuser-Busch Cos., Inc.
6,483	5.50%, 01/15/2018	6,618
	Diageo Finance B.V.
11,414	5.50%, 04/01/2013 (G)	11,580
	General Mills, Inc.
14,448	5.65%, 09/10/2012 (G)	14,684

		32,882

	Energy — 1.5%
	Canadian National Resources Ltd.
1,689	6.25%, 03/15/2038 #	1,650
10,165	6.50%, 02/15/2037	10,188
	Consumers Energy Co.
4,000	5.15%, 02/15/2017 #	3,849
5,190	5.38%, 04/15/2013 #	5,176
	Enterprise Products Operating L.P.
6,935	4.63%, 10/15/2009 #	6,924
	Husky Oil Co.
220	8.90%, 08/15/2028 #	222
	Petro-Canada
12,815	5.95%, 05/15/2035 (G)	12,358
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,855	3.44%, 09/15/2009 (I)#	1,852
16,410	5.30%, 09/30/2020 (I)#	15,927
	Sempra Energy
3,435	6.00%, 02/01/2013 #	3,549
	TNK-BP Finance S.A.
3,410	7.50%, 07/18/2016 (I)#	3,303
4,000	7.50%, 03/13/2013 (I)	3,990

		68,988

	Finance — 12.0%
	ABX Financing Co.
10,013	6.35%, 10/15/2036 (I)#	9,807
	American Capital Strategies Ltd.
10,577	6.85%, 08/01/2012 #	10,660
	American Express Credit Corp.
9,727	5.55%, 10/17/2012	9,898
9,066	6.15%, 08/28/2017 #	9,304
9,976	6.80%, 09/01/2066 (G)	10,115
	American International Group, Inc.
4,430	6.25%, 03/15/2037 (G)	3,962

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Finance — (continued)
		Americo Life, Inc.
	$75	7.88%, 05/01/2013 (H)	$77
		Amvescap plc
	18,030	4.50%, 12/15/2009 #	17,791
	3,544	5.38%, 02/27/2013 #	3,394
		Army Hawaii Family Housing Trust Certificates
	5,370	5.52%, 06/15/2050 (I)#	5,149
		Axa S.A.
	29,881	6.46%, 12/14/2049 (I)(L)#	26,907
		BAE Systems Holdings, Inc.
	9,535	5.20%, 08/15/2015 (I)#	9,259
		Bank of New York Institutional Capital Trust
	200	7.78%, 12/01/2026 (I)#	207
		BB&T Capital Trust IV
	17,052	6.82%, 06/12/2057 (G)(L)	16,042
		Capital One Capital III
	9,825	7.69%, 08/15/2036 (H)	7,989
		Centura Capital Trust I
	250	8.85%, 06/01/2027 (H)	261
		CIT Group, Inc.
	10,860	6.10%, 03/15/2067 (G)(L)#	7,885
		Citigroup Inc.
	21,829	8.30%, 12/21/2057 (L)	22,794
		Comerica Capital Trust II
	14,553	6.58%, 02/20/2037 (L)#	11,624
		Corporacion Andina De Fomento
	8,420	5.75%, 01/12/2017 (H)#	8,336
		Countrywide Financial Corp.
	345	4.50%, 06/15/2010 #	251
	16,996	5.80%, 06/07/2012	12,416
		Countrywide Home Loans, Inc.
	750	4.00%, 03/22/2011 (G)	542
	699	4.13%, 09/15/2009 (G)	513
	1,260	6.25%, 04/15/2009	981
		Credit Agricole
	29,611	6.64%, 05/31/2049 (I)(L)#	27,472
		Credit Suisse First Boston USA, Inc.
	3,105	6.50%, 01/15/2012 #	3,273
		Depfa ACS bank
JPY	4,310,000	1.65%, 12/20/2016	37,803
		Duke Realty L.P.
	6,977	5.95%, 02/15/2017 #	6,754
		ERAC USA Finance Co.
	7,300	5.60%, 05/01/2015 (I)#	6,942
		ERP Operating L.P.
	4,517	5.75%, 06/15/2017 #	4,301
		General Electric Capital Corp.
	18,350	6.37%, 11/15/2067 (L)	18,946
		Goldman Sachs Capital Trust II
	17,925	5.79%, 12/29/2049 (L)#	15,959
		Janus Capital Group, Inc.
	18,425	6.70%, 06/15/2017 (H)	18,976
		John Deere Capital Corp.
	15,658	4.95%, 12/17/2012	15,679
		Lincoln National Corp.
	22,880	6.05%, 04/20/2067	21,360
		Mellon Capital IV
	7,514	6.24%, 06/20/2049 (L)#	6,974
		Metlife, Inc.
	12,829	6.40%, 12/15/2036 (G)	11,758
		MUFG Capital Finance I Ltd.
	10,500	6.35%, 07/25/2049 (L)#	9,945
		North Street Referenced Linked Notes
	3,900	6.03%, 07/30/2010 (H)(L)	3,042
		Northgroup Preferred Capital Corp.
	11,208	6.38%, 10/15/2049 (H)(L)	9,903
		PNC Preferred Funding Trust II
	9,800	6.11%, 03/15/2049 (H)(L)	8,616
		Progressive Corp.
	14,845	6.70%, 06/15/2037 (L)#	13,782
		Prudential Holdings LLC
	200	7.25%, 12/18/2023 (I)#	228
		Regional Diversified Funding
	96	9.25%, 03/15/2030 (I)#	111
		Regions Financing Trust II
	10,039	6.63%, 05/15/2047 #	8,296
		Simon Property Group, Inc.
	10,700	7.88%, 03/15/2016 (I)#	11,822
		SMFG Preferred Capital
	16,392	6.08%, 12/01/2049 (I)(L)#	15,101
		Unicredito Luxembourg Finance S.A.
	17,930	6.00%, 10/31/2017 (I)	17,753
		US Bank Realty Corp.
	13,200	6.09%, 12/22/2049 (I)(L)#	11,727
		Washington Mutual Preferred Funding
	7,400	9.75%, 10/29/2049 (I)(L)	5,920
		Westfield Group
	9,076	5.70%, 10/01/2016 (I)#	8,681
		ZFS Finance USA Trust I
	12,670	6.50%, 05/09/2037 (I)(L)	11,697

			538,985

		Foreign Governments — 0.2%
		Canadian Government
CAD	200	9.00%, 03/01/2011	233
		El Salvador (Republic of)
	2,330	8.50%, 07/25/2011 (T)#	2,540
		Italy (Republic of)
AUD	300	5.88%, 08/14/2008	261
		Russian Federation
	5,128	8.25%, 03/31/2010 (T)	5,316

			8,350

		Health Care — 0.6%
		Covidien International
	6,838	5.45%, 10/15/2012 (I)	7,041
		CVS Caremark Corp.
	18,166	6.30%, 06/01/2037 (L)#	17,558

			24,599

		Services — 1.8%
		Clear Channel Communications, Inc.
	8,890	7.65%, 09/15/2010	9,132
		Comcast Corp.
	7,763	6.30%, 11/15/2017 #	8,054
	100	10.63%, 07/15/2012 #	119
		COX Communications, Inc.
	10,240	5.45%, 12/15/2014 #	10,036
	7,758	5.88%, 12/01/2016 (I)#	7,712

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)
CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Services — (continued)
		Electronic Data Systems Corp.
	$2,350	3.88%, 07/15/2023 (X)#	$2,335
		International Bank for Reconstruction and Development
TRY	5,650	13.63%, 05/09/2017	4,804
		Marriott International, Inc.
	9,625	6.20%, 06/15/2016 (G)	9,732
		Mashantucket Western Pequot Revenue Bond
	4,709	5.91%, 09/01/2021 (H)	4,492
		Time Warner Entertainment Co., L.P.
	15,075	8.38%, 07/15/2033 #	18,159
		Time Warner, Inc.
	5,120	6.50%, 11/15/2036	4,982
		Viacom, Inc.
	2,850	6.25%, 04/30/2016	2,867

			82,424

		Technology — 2.5%
		Agilent Technologies, Inc.
	9,954	6.50%, 11/01/2017	10,112
		AT&T Corp.
	7,672	8.00%, 11/15/2031 #	9,422
		AT&T, Inc.
	11,419	4.95%, 01/15/2013	11,480
		British Telecommunications plc
	17,973	5.15%, 01/15/2013	17,934
		Cingular Wireless Services, Inc.
	12,600	8.75%, 03/01/2031 #	16,329
		Comcast Cable Communications, Inc.
	500	8.50%, 05/01/2027 #	602
		GTE Corp.
	165	8.75%, 11/01/2021 #	202
		Sprint Capital Corp.
	10,300	8.75%, 03/15/2032	11,610
		TCI Communications, Inc.
	4,025	8.75%, 08/01/2015 #	4,682
		Telecom Italia Capital
	8,515	7.20%, 07/18/2036 (G)	9,388
		Tele-Communications, Inc.
	7,975	7.88%, 08/01/2013 #	8,740
		Verizon Maryland, Inc.
	1,500	8.30%, 08/01/2031 #	1,790
		Verizon Virginia, Inc.
	125	4.63%, 03/15/2013 #	121
		Vodafone Group plc
	10,479	6.15%, 02/27/2037 (G)	10,349

			112,761

		Transportation — 0.4%
		American Airlines, Inc.
	5,696	7.86%, 10/01/2011 #	5,979
		CSX Corp.
	10,875	6.75%, 03/15/2011 (G)	11,412

			17,391

		Utilities — 2.2%
		CenterPoint Energy Resources Corp.
	2,763	6.63%, 11/01/2037	2,785
		CenterPoint Energy, Inc.
	7,475	6.85%, 06/01/2015 (G)	7,835
		Detroit Edison Co.
	3,875	6.13%, 10/01/2010 #	4,018
		Florida Power Corp.
	4,481	5.80%, 09/15/2017 (G)	4,654
		Kinder Morgan Energy Partners L.P.
	4,720	6.50%, 02/01/2037 #	4,665
		NGPL Pipeco LLC
	21,050	6.51%, 12/15/2012 (I)	21,373
		Northern States Power Co.
	5,735	6.25%, 06/01/2036 (G)	5,960
		Peco Energy Co.
	6,130	5.95%, 10/01/2036 #	6,061
		Puget Sound Energy, Inc.
	3,190	7.96%, 02/22/2010 #	3,409
		Taqa Abu Dhabi National Energy
	13,525	5.62%, 10/25/2012 (I)	13,729
		Texas-New Mexico Power Co.
	2,483	6.13%, 06/01/2008 #	2,477
		TransCanada Pipelines Ltd.
	14,587	6.20%, 10/15/2037	14,483
		Virginia Electric & Power Co.
	6,327	5.10%, 11/30/2012	6,354
		Westar Energy, Inc.
	1,400	5.15%, 01/01/2017 #	1,343

			99,146

		Total corporate bonds: investment grade (cost $1,108,713)	$1,081,809

CORPORATE BONDS: NON-INVESTMENT GRADE — 7.7%
		Basic Materials — 1.1%
		AK Steel Corp.
	$8,805	7.75%, 06/15/2012	$8,849
		Evraz Group S.A.
	3,400	8.25%, 11/10/2015 (T)	3,350
		Freeport-McMoRan Copper & Gold, Inc.
	9,875	8.25%, 04/01/2015 #	10,467
		Potlatch Corp.
	12,100	13.00%, 12/01/2009 (H)(L)	13,671
		US Steel Corp
	10,221	7.00%, 02/01/2018	10,153
		Valmont Industries, Inc.
	1,215	6.88%, 05/01/2014	1,203

			47,693

		Capital Goods — 0.4%
		Bombardier, Inc.
	8,650	6.30%, 05/01/2014 (I)#	8,455
		L-3 Communications Corp.
	6,102	3.00%, 08/01/2035 (X)	7,376

			15,831

		Consumer Cyclical — 0.3%
		Aramark Corp.
	5,110	8.41%, 02/01/2015 (L)#	4,982
		Grupo Gigante S.A.
	1,900	8.75%, 04/13/2016 (T)	2,118
		K. Hovnanian Enterprises, Inc.
	3,770	6.00%, 01/15/2010 (G)	2,432

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Consumer Cyclical — (continued)
		Parkson Retail Group Ltd.
	$3,400	7.88%, 11/14/2011	$3,366
		Tenneco, Inc.
	1,795	8.63%, 11/15/2014 (G)	1,764

			14,662

		Consumer Staples — 0.1%
		OJSC Myronivsky Hliboproduct
	4,235	10.25%, 11/30/2011 (H)#	4,235
		Energy — 0.3%
		Chesapeake Energy Corp.
	3,876	2.75%, 11/15/2035 (X)#	4,535
		Range Resources Corp.
	7,669	7.38%, 07/15/2013	7,784

			12,319

		Finance — 2.0%
		American Real Estate Partners L.P.
	9,165	7.13%, 02/15/2013 #	8,615
		ATF Bank
	2,100	9.00%, 05/11/2016 (I)#	2,115
		Banco BMG S.A.
	3,270	9.15%, 01/15/2016 (T)	3,297
		Citigroup (JSC Severstal)
	5,610	9.25%, 04/19/2014 (T)#	5,958
		Drummond Co., Inc.
	6,555	7.38%, 02/15/2016 (G)(H)	6,080
		Ford Motor Credit Co.
	9,440	9.69%, 04/15/2012 (L)#	9,283
		General Motors Acceptance Corp.
	22,415	6.88%, 09/15/2011	19,176
		Hertz Corp.
	9,335	10.50%, 01/01/2016 (G)	9,662
		Kazkommerts International B.V.
	1,922	8.00%, 11/03/2015 (I)#	1,595
		LPL Holdings, Inc.
	2,990	10.75%, 12/15/2015 (H)	2,960
		Northern Rock plc
	3,800	5.60%, 04/30/2049 (I)	2,356
	11,290	6.59%, 06/28/2049 (G)(I)(L)	7,000
		RBS-Zero Hora Editora Journalistica
BRL	4,100	11.25%, 06/15/2017 (H)	1,969
		Residential Capital Corp.
	6,435	5.65%, 06/09/2008 (L)	5,502
		TuranAlem Finance B.V.
	1,700	7.75%, 04/25/2013 (T)	1,426
	1,430	8.50%, 02/10/2015 (T)#	1,237

			88,231

		Foreign Governments — 0.6%
		Argentina (Republic of)
	8,830	7.00%, 10/03/2015 #	7,302
		Brazil (Republic of)
BRL	6,770	10.00%, 01/01/2017	3,010
		Panama (Republic of)
	4,550	9.38%, 07/23/2012	5,301
		Sri Lanka (Republic of)
	2,700	8.25%, 10/24/2012 (I)	2,626
		Venezuela (Republic of)
	8,100	5.75%, 02/26/2016 #	6,520

			24,759

		Health Care — 0.2%
		Reable Therapeutics Finance LLC
	3,410	11.75%, 11/15/2014	3,103
		Rite Aid Corp.
	8,525	9.50%, 06/15/2017 (G)	7,054

			10,157

		Services — 0.6%
		Echostar DBS Corp.
	8,850	6.38%, 10/01/2011	8,744
		Quebecor Media, Inc.
	8,925	7.75%, 03/15/2016 (I)	8,568
		Wynn Las Vegas LLC
	3,595	6.63%, 12/01/2014	3,532
	7,880	6.63%, 12/01/2014 (I)	7,742

			28,586

		Technology — 1.7%
		Advanced Micro Devices, Inc.
	9,270	6.00%, 05/01/2015 (I)(X)#	6,593
		Canwest MediaWorks L.P.
	6,395	9.25%, 08/01/2015 (G)(I)	6,259
		Charter Communications Operating LLC
	10,190	8.00%, 04/30/2012 (I)#	9,834
		Freescale Semiconductor, Inc.
	3,920	8.87%, 12/15/2014 (L)	3,332
	4,150	10.13%, 12/15/2016 (G)	3,424
		Intelsat Bermuda Ltd.
	8,670	9.25%, 06/15/2016 #	8,713
		Level 3 Financing, Inc.
	6,950	12.25%, 03/15/2013 (G)#	7,020
		MetroPCS Wireless, Inc.
	7,980	9.25%, 11/01/2014	7,501
		Spansion LLC
	8,400	8.25%, 06/01/2013 (I)(L)#	7,560
		Vimpel Communications
	8,125	8.25%, 05/23/2016 (I)#	8,125
		Windstream Corp.
	9,220	8.63%, 08/01/2016 #	9,681

			78,042

		Transportation — 0.1%
		Bristow Group, Inc.
	6,255	7.50%, 09/15/2017 (I)#	6,286
		Roadway Corp.
	325	8.25%, 12/01/2008 #	330

			6,616

		Utilities — 0.3%
		Energipe Y Saelpa
	3,715	10.50%, 07/19/2013 (H)	4,031
		Energy Future Holdings
	5,600	10.88%, 11/01/2017 (I)	5,628

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Utilities — (continued)
	Texas Competitive Electric Co.
$5,600	10.25%, 11/01/2015 (I)	$5,544

		15,203

	Total corporate bonds: non-investment grade (cost $366,133)	$346,334

MUNICIPAL BONDS — 0.2%
	General Obligations — 0.2%
	Oregon School Boards Association, Taxable Pension
$7,325	4.76%, 06/30/2028 #	$6,738
	Housing (HFA’S, etc.) — 0.0%
	Industry Urban DA
275	6.10%, 05/01/2024 #	281

	Total municipal bonds (cost $7,606)	$7,019

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 5.4%
	Basic Materials — 0.6%
	Georgia-Pacific Corp.
$9,716	6.87%, 02/14/2013 (N)	$9,248
	Graham Packaging Co., Inc.
2,711	7.50%, 04/03/2014 (N)	2,599
	Huntsman International LLC
6,358	6.62%, 04/23/2014 (N)	6,229
	ISP Chemco LLC
1,751	6.78%, 05/31/2014 (N)	1,667
	Jarden Corp.
7,767	7.33%, 01/24/2012 (N)	7,553

		27,296

	Consumer Cyclical — 1.0%
	Aramark Corp., Letter of Credit
229	6.71%, 01/19/2014 (AA)(Q)	217
	Aramark Corp., Term Loan B
3,206	6.71%, 01/19/2014 (AA)(Q)	3,046
	Delphi Corp.
3,820	9.125%, 07/01/2008	3,802
	Ford Motor Co.
29,319	8.00%, 12/15/2013 (N)#	27,089
	Masonite International Corp., Canadian Term Loan
1,398	7.03%, 04/30/2010 (N)#	1,270
	Masonite International Corp., U.S. Term Loan
1,399	7.03%, 04/30/2010 (N)#	1,268
	Oshkosh Trucking Corp.
1,839	6.65%, 12/06/2013 (N)#	1,728
	Roundy’s Supermarkets, Inc.
696	7.91%, 11/03/2011 (N)#	682
	William Carter Co.
6,281	6.43%, 07/14/2012 (N)#	6,061

		45,163

	Consumer Staples — 0.1%
	Dole Food Co., Inc.
230	7.11%, 04/12/2013 (AA)#	212
508	7.16%, 04/12/2013 (N)#	472
1,694	7.22%, 04/12/2013 (N)#	1,569

		2,253

	Energy — 0.0%
	Big West Oil LLC
898	6.95%, 02/02/2015 (AA)(Q)	872
727	7.10%, 02/02/2015 (N)#	706

		1,578

	Finance — 0.6%
	Chrysler Financial Services NA
2,643	9.00%, 08/03/2012 (N)#	2,536
3,600	11.40%, 08/03/2013 (N)#	3,174
	Community Health Systems, Inc.
619	6.95%, 07/02/2014 (AA)(Q)	595
	Community Health Systems, Inc.
9,258	7.33%, 07/02/2014 (N)(Q)	8,904
	Crescent Resources LLC
7,670	8.03%, 09/07/2012 (N)#	6,807
	General Growth Properties, Inc.
3,197	6.50%, 02/24/2010 (N)#	3,037

		25,053

	Health Care — 0.3%
	Carestream Health, Inc.
5,634	7.00%, 04/12/2013 (N)#	5,169
	HCA, Inc.
3,427	6.33%, 11/14/2012 (N)	3,248
4,502	7.08%, 11/17/2013 (N)#	4,325
	IASIS Healthcare Capital Corp.
2,048	7.06%, 01/15/2014 (N)	1,941
	IASIS Healthcare Capital Corp., Delayed Draw Term Loan
705	7.15%, 03/15/2014 (N)(Q)	667
	IASIS Healthcare Capital Corp., Term Loan
188	6.90%, 03/15/2014 (AA)	178

		15,528

	Services — 2.1%
	Cedar Fair L.P.
2,349	7.00%, 07/21/2013 (N)#	2,220
	CSC Holdings, Inc.
3,895	6.90%, 03/24/2013 (N)#	3,677
	Gray Television, Inc.
3,391	6.73%, 12/31/2014 (N)	3,145
	Harrah’s Entertainment, Inc.
17,000	6.20%, 03/05/2008 (AA)(Q)	16,490
	Idearc, Inc.
4,035	6.33%, 11/17/2013 (N)#	3,785
4,821	6.83%, 11/17/2014 (N)	4,581
	inVentiv Health, Inc.
2,633	6.58%, 07/05/2014 (N)	2,482
	Metavante Corp.
3,000	6.66%, 10/31/2014 (N)	2,917
	MGM Mirage, Inc.
8,351	6.36%, 10/03/2011 (N)#	7,878
	R.H. Donnelley, Inc.
6,921	6.51%, 06/30/2011 (N)#	6,691

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Services — (continued)
	Regal Cinemas, Inc.
$7,289	6.33%, 10/27/2013 (N)#	$6,893
	SunGard Data Systems, Inc.
2,414	6.90%, 08/08/2012 (N)#	2,327
	Tribune Co.
8,076	9.20%, 05/23/2015 (AA)(Q)	6,784
	UPC Financing Partnership
7,053	7.13%, 12/31/2014 (N)	6,668
	Weight Watchers International, Inc.
3,014	6.13%, 01/24/2013 (N)#	2,908
	West Corp.
4,939	7.30%, 10/23/2013 (N)#	4,695
	WideOpenWest Finance LLC
10,750	11.09%, 07/01/2015 (N)#	9,675

		93,816

	Technology — 0.4%
	Cincinnati Bell, Inc.
2,337	6.74%, 08/31/2012 (N)#	2,269
	Mediacom Broadband LLC, Term Loan D1
7,000	6.69%, 01/31/2015 (N)#	6,485
	Mediacom Broadband LLC, Term Loan D2
5,501	6.69%, 01/31/2015 (N)	5,075
	Mediacom LLC
2,036	6.69%, 01/31/2015 (N)#	1,889

		15,718

	Utilities — 0.3%
	Mirant North America LLC
3,600	6.60%, 01/03/2013 (N)#	3,433
	NRG Energy, Inc.
1,884	6.48%, 02/01/2013 (N)#	1,784
4,080	6.58%, 06/08/2013 (N)	3,884
	Texas Competitive Electric Co.
3,200	8.40%, 10/31/2014 (N)	3,138
	Texas Competitive Electric Holdings Co. LLC
3,200	8.40%, 10/24/2014 (N)	3,138

		15,377

	Total senior floating rate interests: non-investment grade (cost $254,821)	$241,782

U.S. GOVERNMENT AGENCIES — 38.0%
	Federal Home Loan Mortgage Corporation — 17.5%
	Mortgage Backed Securities:
$14,967	5.03%, 2035 (L)#	$14,966
27,819	5.40%, 2037 (L)#	28,067
4,202	5.45%, 2036 (L)#	4,218
236,353	5.50%, 2037	235,642
57,571	5.50%, 2018 — 2037 #	57,475
20,545	5.50%, 2038 (Q)	20,500
5,658	5.83%, 2036 (L)#	5,743
160,305	6.00%, 2037	162,702
78,067	6.00%, 2017 — 2035 #	79,385
61,900	6.50%, 2037	63,629
6	6.50%, 2031 — 2032 #	5
46,684	6.50%, 2037 — 2038 (Q)	47,985
10	7.50%, 2029 — 2031 #	10

		720,327

	Notes:
21,000	4.10%, 2014 #	21,002
	Remic — Pac’s:
47,165	5.00%, 2034	45,543

		786,872

	Federal National Mortgage Association — 15.9%
	Mortgage Backed Securities:
3,610	4.67%, 2034 (L)	3,558
9,308	4.70%, 2035 (L)	9,214
4,083	4.71%, 2035 (L)	4,061
7,792	4.76%, 2035 (L)	7,781
2,919	4.81%, 2035 (L)	2,910
23,675	4.83%, 2036 (L)	23,650
5,032	4.86%, 2035 (L)	5,008
3,804	4.90%, 2035 (L)	3,833
9,846	4.94%, 2035 (L)	9,958
280,525	5.00%, 2018 — 2034	276,536
13,886	5.00%, 2018 #	13,920
6,619	5.08%, 2035 (L)	6,638
123,547	5.50%, 2013 — 2037	123,093
37,752	5.50%, 2020 — 2034 #	37,943
10,812	5.51%, 2036 (L)	10,870
107,357	6.00%, 2013 — 2036	109,115
7,419	6.00%, 2012 — 2033 #	7,570
9,941	6.50%, 2017 — 2036	10,241
181	6.50%, 2014 — 2032 #	188
37,981	6.50%, 2037 (Q)	39,042
8,595	7.00%, 2032 — 2037	8,941
18	7.00%, 2016 — 2032 #	18
654	7.50%, 2022 — 2031	698
476	7.50%, 2015 — 2032 #	510
2	8.00%, 2032	2
	Notes:
250	5.44%, 2009 (G)(L)	248

		715,546

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

U.S. GOVERNMENT AGENCIES — (continued)
	Government National Mortgage Association — 3.1%
	Mortgage Backed Securities:
$26,776	5.50%, 2033 — 2034 #	$26,903
49,809	6.00%, 2037	50,831
40,031	6.00%, 2031 — 2036 #	40,934
5,581	6.50%, 2028 — 2032	5,788
13,730	6.50%, 2028 — 2032 #	14,238
9	7.00%, 2031	9
59	7.00%, 2030 — 2031 #	62
10	8.50%, 2024 #	11

		138,776

	Other Government Agencies — 1.5%
	Small Business Administration Participation Certificates:
21,128	5.56%, 2027	21,662
22,750	5.57%, 2027	23,302
21,426	5.78%, 2027 #	22,196

		67,160

	Total U.S. government agencies (cost $1,690,704)	$1,708,354

U.S. GOVERNMENT SECURITIES — 2.9%
	Other Direct Federal Obligations — 0.3%
	Federal Home Loan Bank:
$15,885	5.25%, 2008 #	$15,972
	U.S. Treasury Securities — 2.6%
	U.S. Treasury Bonds:
13,957	4.75%, 2037 (G)	14,607
27,405	5.00%, 2037 (G)	29,869

		44,476

	U.S. Treasury Notes:
360	3.38%, 2012 (G)	359
640	3.63%, 2009 (G)	646
69,950	3.88%, 2012 (G)	71,322

		72,327

		116,803

	Total U.S. government securities (cost $132,099)	$132,775

Shares

COMMON STOCK — 0.0%
	Technology — 0.0%
—	XO Holdings, Inc. (D)(G)(H)	$—

	Total common stock (cost $— )	$—

WARRANTS — 0.0%
	Technology — 0.0%
—	XO Holdings, Inc. (D)(H)	$—

	Total warrants (cost $— )	$—

PREFERRED STOCK — 0.5%
	Finance — 0.5%
340	Federal Home Loan Mortgage Corp.	8,882
592	Federal National Mortgage Association	15,255

	Total preferred stock (cost $23,359)	24,137

	Total long-term investments (cost $4,285,307)	$4,220,414

Principal
Amount

SHORT-TERM INVESTMENTS — 10.2%
	Finance — 6.1%
	American Express Credit Corp.
$10,000	4.20%, 01/03/2008	$9,996
	BNP Paribas Finance
30,000	3.60%, 01/02/2008	29,993
	Deutsche Bank
30,000	3.75%, 01/02/2008	29,994
	Federal Home Loan Bank
45,000	4.33%, 01/02/2008	44,992
	Federal Home Loan Mortgage Corp.
45,000	4.27%, 01/07/2008	44,963
	Federal National Mortgage Association
45,000	4.28%, 01/07/2008 (G)	44,962
	Rabobank USA
30,000	4.35%, 01/02/2008	29,993
	Societe Generale
10,000	3.60%, 01/02/2008	9,998
	UBS Finance LLC
30,000	4.23%, 01/02/2008	29,993

		274,884

Shares

	Investment Pools and Funds — 0.0%
935	State Street Bank Money Market Fund	935

Principal
Amount

	Repurchase Agreements — 0.0%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,449, collateralized by U.S. Treasury Note 3.63%, 2012, value of $1,484)
$1,449	1.30% dated 12/31/2007	1,449
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,413, collateralized by U.S. Treasury Note 3.38% — 12.50%, 2009 — 2014, value of $1,444)
1,413	1.25% dated 12/31/2007	1,413

		2,862

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 3.9%
	Cash Collateral Reinvestment Fund:
173,748	Navigator Prime Portfolio		173,748

Principal
Amount

	U.S. Treasury Bills — 0.2%
$8,050	2.83%, 03/13/2008 (M)(S)		8,002

	Total short-term investments (cost $460,434)		$460,431

	Total investments (cost $4,745,741) (C)	104.1%	$4,680,845
	Other assets and liabilities	(4.1)%	(185,805)

	Total net assets	100.0%	$4,495,040

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.37% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $4,747,081 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$49,418
Unrealized Depreciation	(115,654)

Net Unrealized Depreciation	$(66,236)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $1,417, which represents 0.03% of total net assets.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of December 31, 2007.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(G)	Security is partially on loan at December 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $439,503, which represents 9.78% of total net assets.

(T)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2007, the market value of these securities amounted to $25,242 or 0.56% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of December 31, 2007.

(B)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2007 was $139,067.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2007.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
JPY	— Japanese Yen
TRY	— Turkish New Lira

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
10/2006	9,450	ACT Depositor Corp., 5.42%, 09/22/2041 - 144A	$9,199
04/2003	75	Americo Life, Inc., 7.88%, 05/01/2013 - 144A	74
03/2005	90,957	Banc of America Commercial Mortgage, Inc., 4.52%, 09/11/2036 - 144A	2,248
08/2006	5,880	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	5,845
05/2007	48,991	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	7,001
08/2007	80,017	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	11,034
04/2007	4,430	Bayview Financial Acquisition Trust, 6.45%, 05/28/2037	4,430
10/2004	69,427	Bear Stearns Commercial Mortgage Securities, Inc., 4.07%, 07/11/2042	1,936
12/2004	54,131	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	1,319
05/2005 –	128,539	Bear Stearns Commercial Mortgage
11/2006		Securities, Inc., 5.50%, 02/11/2041 - 144A	2,638

The accompanying notes are an integral part of these financial statements.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2007	9,825	Capital One Capital III, 7.64%, 08/15/2036	$9,098
04/2006 –	132,713	CBA Commercial Small Balance
08/2007		Commercial Mortgage, 7.00%, 07/25/2035 — 06/25/2038 - 144A	8,315
05/2003	250	Centura Capital Trust I, 8.85%, 06/01/2027 - 144A	261
05/2007	8,420	Corporacion Andina De Fomento, 5.75%, 01/12/2017	8,414
07/2007	3,326	Credit-Based Asset Servicing and Securitization LLC, 5.14%, 05/25/2036 - 144A	3,248
11/2006 – 06/2007	6,555	Drummond Co., Inc., 7.38%, 02/15/2016 - 144A	6,421
04/2007 – 05/2007	3,715	Energipe Y Saelpa, 10.50%, 07/19/2013 - 144A	4,138
06/2006	9,270	GE Business Loan Trust, 6.03%, 05/15/2034 - 144A	9,270
06/2006	285,821	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	2,218
07/2004	159,711	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	1,239
03/2007	7,575	Home Equity Asset Trust, 5.82%, 07/25/2037	7,560
06/2007	18,425	Janus Capital Group, Inc., 6.70%, 06/15/2017	18,377
03/2007	1,675	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	1,675
03/2005	630,354	JP Morgan Chase Commercial Mortgage Security Corp., 4.82%, 08/12/2037	1,802
09/2006	463,055	JP Morgan Chase Commercial Mortgage Security Corp., 5.42%, 05/12/2045	9,991
10/2007	2,990	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	3,106
07/2005	4,709	Mashantucket Western Pequot Revenue Bond, 5.91%, 09/01/2021 - 144A	4,709
11/2004	61,392	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	1,636
06/2005	231,369	Merrill Lynch Mortgage Trust, 4.57%, 06/12/2043	5,433
10/2005 – 08/2006	23,227	Morgan Stanley Dean Witter Capital I, 0.46%, 08/25/2032 - Reg D	326
04/2007	1,517	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	1,517
11/2006	3,900	North Street Referenced Linked Notes, 6.03%, 07/30/2010 - 144A	3,475
05/2007	11,208	Northgroup Preferred Capital Corp., 6.38%, 10/15/2049 - 144A	11,208
11/2006 – 12/2006	4,235	OJSC Myronivsky Hliboproduct, 10.25%, 11/30/2011 - 144A	4,248
03/2007	3,875	Option One Mortgage Loan Trust — Class M6, 6.99%, 03/25/2037	3,743
03/2007	2,575	Option One Mortgage Loan Trust — Class M7, 6.99%, 03/25/2037	2,235
03/2007	2,525	Option One Mortgage Loan Trust — Class M8, 6.99%, 03/25/2037	1,989
03/2007	9,800	PNC Preferred Funding Trust II, 6.11%, 03/15/2049 -144A	9,800
10/2001 – 11/2001	12,100	Potlatch Corp., 13.00%, 12/01/2009	12,497
10/2007	4,100	RBS-Zero Hora Editora Journalistica, 11.25%, 06/15/2017 - Reg S	2,121
03/2005	4,670	Renaissance Home Equity Loan Trust, 5.36%, 05/25/2035	4,670
03/2006	6,480	Renaissance Home Equity Loan Trust, 5.75%, 05/25/2036	6,480
03/2007	2,800	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037	2,533
08/2007	4,300	Renaissance Home Equity Loan Trust Class M5, 7.00%, 09/25/2037	3,227
08/2007	5,375	Renaissance Home Equity Loan Trust Class M8, 7.00%, 09/25/2037	2,958
02/2007	950	Soundview NIM Trust, 6.41%, 12/25/2036 - 144A	947
02/2004	55,509	Wachovia Bank Commercial Mortgage Trust, 3.65%, 02/15/2041 - 144A	1,260
08/2007	2,089,803	Wachovia Bank Commercial Mortgage Trust, 10.00%, 02/15/2051	3,503
06/2007	19,570	Wamu Commercial Mortgage Securities Trust, 6.31%, 03/23/2045 - 144A	19,495
05/2006	—	XO Holdings, Inc.	—
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at December 31, 2007 was $225,478 which represents 5.02% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	4,626	Long	Mar 2008	$2,338
5 Year U.S. Treasury Note	6,013	Long	Apr 2008	1,514
10 Year U.S. Treasury Note	1,098	Long	Mar 2008	230
U.S. Long Bond	2,902	Short	Mar 2008	1,116

				$5,198

* The number of contracts does not omit 000’s.

DA — Development Authority

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Brazilian Real (Buy)	$9,588	$8,661	02/29/08	$927
Brazilian Real (Sell)	9,588	9,356	02/29/08	(232)
Chilean Peso (Buy)	8,845	8,855	04/16/08	(10)
Chilean Peso (Sell)	8,845	8,752	04/16/08	(93)
Colombian Peso (Buy)	8,886	8,820	03/27/08	66
Colombian Peso (Sell)	8,886	8,799	03/27/08	(87)
Egyptian Pound (Buy)	8,984	8,820	03/27/08	164
Egyptian Pound (Sell)	8,984	8,870	03/27/08	(114)
Japanese Yen (Buy)	44,728	44,995	01/10/08	(267)
Japanese Yen (Sell)	44,728	45,030	01/10/08	302
Japanese Yen (Buy)	9,554	9,434	01/15/08	120
Japanese Yen (Sell)	44,743	44,604	01/15/08	(139)
Japanese Yen (Buy)	44,748	44,152	01/16/08	596
Japanese Yen (Sell)	44,748	44,579	01/16/08	(169)
Mexican Peso (Buy)	8,809	8,850	04/16/08	(41)
Mexican Peso (Sell)	8,809	8,824	04/16/08	15
Turkish New Lira (Sell)	4,877	4,721	01/29/08	(156)

				$882

Credit Default Swap Agreements Outstanding at December 31, 2007

						Unrealized
	Reference	Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation/
CounterParty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Lehman Brothers Special Financing, Inc.	Lehman ABX Index	Sell	0.32%	07/25/45	$14,800	$(247)
JP Morgan Chase Bank	Residential Capital LLC	Sell	5.75%	09/20/08	10,500	(1,698)

						$(1,945)

Interest Rate Swap Agreements Outstanding at December 31, 2007

	Payments	Payments			Unrealized
	made	received	Expiration	Notional	Appreciation/
CounterParty	by Fund	by Fund	Date	Amount	(Depreciation)

Lehman Brothers Special Financing, Inc.	5.22% Fixed	3 Month Libor	12/19/37	$73,000	$(1,453)
Lehman Brothers Special Financing, Inc.	3 Month Libor	4.18% Fixed	12/18/09	588,000	2,914
Lehman Brothers Special Financing, Inc.	3 Month Libor	4.14% Fixed	12/19/09	588,000	2,438
Lehman Brothers Special Financing, Inc.	3 Month Libor	5.12% Fixed	06/11/10	43,500	143
Lehman Brothers Special Financing, Inc.	5.07% Fixed	3 Month Libor	06/11/18	10,540	(127)
Lehman Brothers Special Financing, Inc.	5.24% Fixed	3 Month Libor	12/18/37	73,000	(1,704)

					$2,211

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 17.1%
	Finance — 17.1%
	Ansonia CDO Ltd.
$6,000	5.10%, 07/28/2046 (H)(L)	$3,000
	Arbor Realty Mortgage Securities
8,000	5.46%, 01/26/2042 (H)(L)	6,888
	Banc of America Commercial Mortgage, Inc.
9,000	4.50%, 07/10/2043 #	8,889
9,433	5.00%, 10/10/2045 #	9,417
	Bayview Commercial Asset Trust
63,215	7.00%, 07/25/2037 (H)(P)	8,178
41,748	7.50%, 09/25/2037 (H)(P)	6,093
	Bayview Financial Acquisition Trust
1,435	7.80%, 05/28/2037 (H)(L)	646
	Bear Stearns Asset Backed Securities, Inc.
3,990	5.96%, 05/25/2037 (L)(H)	1,316
	Bear Stearns Commercial Mortgage Securities, Inc.
213,850	4.65%, 02/11/2041 (H)(P)	2,034
	Carrington Mortgage Loan Trust
3,238	6.51%, 02/25/2037 (L)(H)	661
	CBA Commercial Small Balance Commercial Mortgage
1,479	6.09%, 07/25/2039 (H)(L)	991
1,539	6.50%, 07/25/2039 (H)(L)	800
37,247	7.25%, 07/25/2039 (H)(P)	3,577
	Citigroup Commercial Mortgage Trust
2,500	5.27%, 08/15/2021 (H)(L)	2,442
	Commercial Mortgage Pass-Through Certificate
9,000	5.00%, 06/10/2044 #	8,993
4,343	5.32%, 12/15/2020 (H)(L)	4,191
	Countrywide Alternative Loan Trust
1,735	5.11%, 10/25/2035 (L)	1,705
	Countrywide Asset-Backed Certificates
9,000	5.76%, 06/25/2035	7,750
9,000	5.80%, 07/25/2034 #	8,404
	Credit Suisse Mortgage Capital Certificates
5,991	5.83%, 09/15/2021 (I)(L)#	5,795
	CS First Boston Mortgage Securities Corp.
9,000	4.51%, 07/15/2037 #	8,894
	Deutsche Alt-A Securities, Inc.
16,684	5.57%, 02/25/2036 (L)#	16,782
	Greenwich Capital Commercial Funding Corp.
9,000	5.12%, 04/10/2037 (L)	9,015
8,000	5.48%, 11/05/2021 (I)(L)	7,687
	Indymac Index Mortgage Loan Trust
8,751	5.11%, 06/25/2037 (L)	8,518
	Lehman XS Trust
10,606	6.50%, 05/25/2037 (L)	10,845
	LNR CDO Ltd.
4,400	5.15%, 05/28/2043 (H)(L)	3,146
	Marathon Real Estate CDO Ltd.
4,000	6.27%, 05/25/2046 (H)(L)	3,239
	Merrill Lynch Floating Trust
6,750	5.23%, 06/15/2022 (I)(L)#	6,540
	Merrill Lynch Mortgage Trust
131,849	4.57%, 06/12/2043 (H)(P)	3,023
	Merrill Lynch/Countrywide Commercial Mortgage Trust
9,000	5.20%, 12/12/2049	8,689
	Renaissance Home Equity Loan Trust
7,140	7.00%, 09/25/2037 (H)	4,998
4,455	7.50%, 04/25/2037 — 06/25/2037 (H)	2,334
	Spirit Master Funding LLC
6,777	5.76%, 03/20/2024 (I)#	6,521
	Structured Asset Securities Corp.
4,000	7.36%, 02/25/2037 (H)(L)	879
	Wachovia Bank Commercial Mortgage Trust
9,000	4.52%, 05/15/2044 #	8,881
	Wamu Commercial Mortgage Securities Trust
8,500	6.31%, 03/23/2045 (H)(L)	7,384

	Total asset & commercial mortgage backed securities (cost $232,685)	$209,145

CORPORATE BONDS: INVESTMENT GRADE — 0.2%
	Finance — 0.2%
	North Street Referenced Linked Notes
$2,750	6.03%, 07/30/2010 (H)(L)	$2,145

	Total corporate bonds: investment grade (cost $2,451)	$2,145

U.S. GOVERNMENT AGENCIES — 55.3%
	Federal Home Loan Mortgage Corporation — 12.1%
	Mortgage Backed Securities:
$6,769	5.45%, 2036 (L)#	$6,795
10,456	5.49%, 2036 (L)#	10,443
20,526	5.61%, 2036 (L)#	20,712
7,926	5.83%, 2037 (L)	8,059
2,506	6.00%, 2021 — 2033	2,558
50,000	6.00%, 2038 (Q)	50,734
4,418	6.50%, 2028 — 2037	4,552
2,019	6.50%, 2032 #	2,088
20	7.00%, 2029 — 2030	21
4	7.00%, 2031 #	4

		105,966

	Remic — Pac’s:
17,620	5.00%, 2019	17,594
10,335	5.50%, 2016	10,509
4,777	6.00%, 2031 #	4,828
5,710	6.50%, 2032	5,976
2,931	6.50%, 2028 #	3,058

		41,965

		147,931

	Federal National Mortgage Association — 22.9%
	Mortgage Backed Securities:
12,485	4.75%, 2035 (L)#	12,467
1,703	4.76%, 2035 (L)#	1,700
8,334	4.83%, 2034 (L)#	8,321
1,101	4.86%, 2035 (L)#	1,096
2,153	4.94%, 2035 (L)#	2,178
7,107	5.01%, 2035 (L)#	7,203
8,269	5.07%, 2035 (L)#	8,325
6,997	5.14%, 2035 (L)#	7,044
7,436	5.22%, 2035 (L)#	7,471
10,238	5.47%, 2036 (L)#	10,271
1,126	5.50%, 2015 — 2018	1,142
20,834	5.50%, 2016 — 2019 #	21,133
19,249	5.53%, 2037 (L)	19,418
23,878	5.79%, 2037 (L)	24,290
19,967	6.00%, 2013 — 2037	20,114
19,728	6.00%, 2013 — 2034 #	20,061
10,292	6.00%, 2037 (L)#	10,562
876	6.01%, 2009	882

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
U.S. GOVERNMENT AGENCIES — (continued)
	Federal National Mortgage Association — (continued)
	Mortgage Backed Securities: — (continued)
$9,535	6.50%, 2013 — 2037	$9,804
2,331	6.50%, 2014 — 2032 #	2,410
77	7.50%, 2023	82
8	8.50%, 2017 #	9
4	9.00%, 2021	4
1	9.00%, 2020 #	1
7	9.75%, 2020	8

		195,996

	Notes:
50,000	5.30%, 2012 (G)	50,592
	Remic — Pac’s:
3,042	4.50%, 2016	3,038
12,782	5.50%, 2014 — 2035	12,825
14,000	5.50%, 2033 #	14,148

		30,011

	Remic — Z Bonds:
3,466	6.50%, 2029 (R)	3,584

		280,183

	Government National Mortgage Association — 1.5%
	Mortgage Backed Securities:
8,572	5.00%, 2034 #	8,375
5,021	6.00%, 2033 — 2034 #	5,130
1,330	7.00%, 2030 — 2032 #	1,411
167	7.50%, 2027 #	178
3	9.50%, 2020 #	3

		15,097

	Remic — Pac’s:
3,250	6.50%, 2031	3,414

		18,511

	Other Government Agencies — 18.8%
	Small Business Administration Participation Certificates:
3,990	4.95%, 2025	3,925
6,146	5.12%, 2026	6,187
4,707	5.23%, 2027	4,719
14,903	5.31%, 2022 — 2027	15,093
15,774	5.32%, 2027	15,992
17,461	5.35%, 2026	17,848
9,194	5.36%, 2026	9,321
6,867	5.37%, 2026	6,993
8,062	5.49%, 2027	8,218
3,845	5.52%, 2024	3,951
10,277	5.54%, 2026	10,549
11,657	5.56%, 2027	11,952
32,000	5.57%, 2027	32,777
8,331	5.57%, 2026 #	8,569
8,089	5.64%, 2026	8,302
9,338	5.71%, 2027	9,643
3,856	5.76%, 2021	3,976
15,162	5.78%, 2021 — 2027	15,692
16,528	5.82%, 2026 — 2027	17,164
9,980	5.87%, 2026 #	10,391
7,675	6.07%, 2026	8,058

		229,320

	Total U.S. government agencies (cost $667,483)	$675,945

U.S. GOVERNMENT SECURITIES — 20.4%
	Other Direct Federal Obligations — 4.1%
	Federal Farm Credit Bank:
$50,000	3.75%, 2010 (G)	50,138
	U.S. Treasury Securities — 16.3%
	U.S. Treasury Notes:
6,000	0.88%, 2010 (G)(O)	6,595
12,000	2.38%, 2017 (O)	13,119
54,375	3.13%, 2009 (G)	54,435
27,985	4.13%, 2012 (G)	28,814
15,500	4.25%, 2017 (G)	15,770
8,900	4.50%, 2017 (G)	9,225
70,212	4.63%, 2009 — 2016 (G)	72,177

		200,135

	Total U.S. government securities (cost $246,728)	$250,273

	Total long-term investments (cost $1,149,347)	$1,137,508

SHORT-TERM INVESTMENTS — 35.2%
	Finance — 8.6%
	Federal Home Loan Bank
$55,000	4.33%, 01/02/2008	$54,990
	Federal Home Loan Mortgage Corp.
25,000	4.27%, 01/07/2008	24,980
	Federal National Mortgage Association
25,000	4.28%, 01/07/2008 (G)	24,979

		104,949

	Repurchase Agreements — 1.1%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2008 in the amount of $7,094, collateralized by U.S. Treasury Note 3.63%, 2012, value of $7,265)
7,094	1.30% dated 12/31/2007	7,094
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2008 in the amount of $6,919, collateralized by U.S. Treasury Note 3.38% — 12.50%, 2009 — 2014, value of $7,068)
6,918	1.25% dated 12/31/2007	6,918

		14,012

Shares

	Securities Purchased with Proceeds from Security Lending — 25.3%
	Cash Collateral Reinvestment Fund:
309,650	Navigator Prime Portfolio	309,650

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

	U.S. Treasury Bills — 0.2%
$1,800	2.83%, 03/13/2008 (M)(S)		1,789

			1,789

	Total short-term investments (cost $430,400)		$430,400

	Total investments (cost $1,579,747) (C)	128.2%	$1,567,908
	Other assets and liabilities	(28.2)%	(344,886)

	Total net assets	100.0%	$1,223,022

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,580,017 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,892
Unrealized Depreciation	(26,001)

Net Unrealized Depreciation	$(12,109)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(G)	Security is partially on loan at December 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $26,543, which represents 2.17% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2007.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(P)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2007.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2007 was $50,602.

(R)	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2007.

Futures Contracts Outstanding at December 31, 2007

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	5,061	Long	Mar, 2008	$1,342
5 Year U.S. Treasury Note	1,090	Long	Apr, 2008	485
10 Year U.S. Treasury Note	2,638	Short	Mar, 2008	(1,179)
U.S. Long Bond	379	Short	Mar, 2008	403

				$1,051

* The number of contracts does not omit 000’s.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period			Cost
Acquired	Shares/Par	Security	Basis
10/2006	6,000	Ansonia CDO Ltd., 5.10%, 07/28/2046 - 144A	$6,000
11/2006	8,000	Arbor Realty Mortgage Securities, 5.46%, 01/26/2042 - 144A	8,000
05/2007	63,215	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	9,033
08/2007	41,748	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	5,759
04/2007	1,435	Bayview Financial Acquisition Trust, 7.80%, 05/28/2037	1,386
04/2007	3,990	Bear Stearns Asset Backed Securities, Inc., 5.96%, 05/25/2037	3,990
05/2005 – 08/2007	213,850	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	2,065
03/2007	3,238	Carrington Mortgage Loan Trust, 6.51%, 02/25/2037	3,238
05/2007	1,479	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 - 144A	1,479
05/2007	1,539	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 - 144A	1,539
05/2007	37,247	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	3,381
10/2006	2,500	Citigroup Commercial Mortgage Trust, 5.27%, 08/15/2021 - 144A	2,500
10/2006	4,343	Commercial Mortgage Pass-Through Certificate, 5.32%, 12/15/2020 - 144A	4,343
11/2006	4,400	LNR CDO Ltd., 5.15%, 05/28/2043 - 144A	4,409
04/2007	4,000	Marathon Real Estate CDO Ltd., 6.27%, 05/25/2046 - 144A	3,893
06/2005	131,849	Merrill Lynch Mortgage Trust, 4.57%, 06/12/2043	3,033

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Period			Cost
Acquired	Shares/Par	Security	Basis
11/2006	2,750	North Street Referenced Linked Notes, 6.03%, 07/30/2010 - 144A	$2,450
08/2007	7,140	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	5,715
03/2007 – 05/2007	4,455	Renaissance Home Equity Loan
		Trust, 7.50%, 04/25/2037–06/25/2037	4,028
03/2007	4,000	Structured Asset Securities Corp., 7.36%, 02/25/2037	3,718
06/2007	8,500	Wamu Commercial Mortgage Securities Trust, 6.31%, 03/23/2045 - 144A	8,468

The aggregate value of these securities at December 31, 2007 was $67,965 which represents 5.56% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Buy)	$10,936	$11,200	01/15/08	$(264)
Canadian Dollar (Sell)	10,936	11,089	01/15/08	153

				$(111)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Value HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.5%
	Basic Materials — 5.1%
127	Agrium, Inc.	$9,200
91	Dow Chemical Co.	3,579
111	E.I. DuPont de Nemours & Co.	4,885
50	Kimberly-Clark Corp.	3,432
238	Smurfit-Stone Container Corp. (D)	2,509

		23,605

	Capital Goods — 1.3%
15	Deere & Co.	1,425
96	Trane, Inc.	4,475

		5,900

	Consumer Cyclical — 8.1%
78	Altria Group, Inc.	5,903
205	Gap, Inc. (G)	4,352
234	Ingram Micro, Inc. (D)	4,218
173	Kroger Co.	4,618
85	Macy’s, Inc.	2,188
98	McDonald’s Corp.	5,797
124	Safeway, Inc. (G)	4,228
157	Supervalu, Inc.	5,876

		37,180

	Consumer Staples — 6.3%
60	Colgate-Palmolive Co.	4,678
167	ConAgra Foods, Inc.	3,971
112	Kellogg Co.	5,877
134	PepsiCo, Inc.	10,201
271	Tyson Foods, Inc. Class A	4,159

		28,886

	Energy — 14.9%
92	Chevron Corp.	8,605
66	ConocoPhillips Holding Co.	5,863
245	Exxon Mobil Corp.	22,954
151	Newfield Exploration Co. (D)	7,953
231	Occidental Petroleum Corp.	17,792
101	XTO Energy, Inc.	5,194

		68,361

	Finance — 27.7%
130	ACE Ltd.	8,031
90	Aetna, Inc.	5,196
133	Allstate Corp.	6,936
78	American International Group, Inc.	4,553
349	Bank of America Corp.	14,383
110	Bank of New York Mellon Corp.	5,364
116	Chubb Corp.	6,309
50	Citigroup, Inc.	1,466
213	Discover Financial Services	3,217
36	Goldman Sachs Group, Inc.	7,699
327	Host Hotels & Resorts, Inc.	5,581
184	JP Morgan Chase & Co.	8,021
139	Lloyd’s TSB Group plc ADR	5,233
131	Morgan Stanley	6,973
84	PNC Financial Services Group, Inc.	5,534
67	SunTrust Banks, Inc.	4,168
78	UBS AG	3,597
249	US Bancorp	7,894
188	Wachovia Corp.	7,150
48	Wellpoint, Inc. (D)	4,176
190	Wells Fargo & Co.	5,724

		127,205

	Health Care — 6.5%
81	Abbott Laboratories	4,543
106	Baxter International, Inc.	6,177
66	Bristol-Myers Squibb Co.	1,742
279	CVS/Caremark Corp. (G)	11,090
145	Wyeth	6,416

		29,968

	Services — 1.9%
104	Comcast Corp. Class A (D)	1,895
192	Sun Microsystems, Inc. (D)	3,474
212	Time Warner, Inc.	3,504

		8,873

	Technology — 17.4%
463	AT&T, Inc.	19,243
220	Cisco Systems, Inc. (D)	5,950
212	Corning, Inc.	5,093
497	General Electric Co.	18,435
110	Hewlett-Packard Co.	5,553
316	Intel Corp.	8,427
43	International Business Machines Corp.	4,637
37	Sprint Nextel Corp.	490
272	Verizon Communications, Inc.	11,884

		79,712

	Transportation — 2.3%
119	General Dynamics Corp.	10,554
	Utilities — 7.0%
70	Consolidated Edison, Inc.	3,414
41	Entergy Corp.	4,924
54	Exelon Corp.	4,376
169	FPL Group, Inc.	11,448
77	SCANA Corp.	3,233
120	Southern Co.	4,658

		32,053

	Total common stock (cost $368,781)	$452,297

Principal
Amount

SHORT-TERM INVESTMENTS — 5.2%
	Repurchase Agreements — 2.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2,506, collateralized by FNMA 5.00%, 2035, value of $2,556)
$2,505	4.50% dated 12/31/2007	$2,505
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $23, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $23)
23	1.35% dated 12/31/2007	23

The accompanying notes are an integral part of these financial statements.

Hartford Value HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $6,974, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $7,112)
$6,973	4.75% dated 12/31/2007		$6,973
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $984, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $1,003)
983	4.60% dated 12/31/2007		983

			10,484

Shares

	Securities Purchased with Proceeds from Security Lending — 2.9%
	Cash Collateral Reinvestment Fund:
13,337	Goldman Sachs FS Prime Obligation/Institutional Fund		13,337

	Total short-term investments (cost $23,821)		$23,821

	Total investments (cost $392,602) (C)	103.7%	$476,118
	Other assets and liabilities	(3.7)%	(16,778)

	Total net assets	100.0%	$459,340

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.93% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $393,148 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$94,510
Unrealized Depreciation	(11,540)

Net Unrealized Appreciation	$82,970

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Value Opportunities HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.6%
	Basic Materials — 10.0%
202	Alcoa, Inc.	$7,400
263	Arch Coal, Inc. (G)	11,837
70	Celanese Corp.	2,960
401	Chemtura Corp.	3,124
63	Cytec Industries, Inc.	3,861
44	FMC Corp.	2,389
131	Owens-Illinois, Inc. (D)	6,499
350	Rexam plc (A)	2,912
292	Smurfit-Stone Container Corp. (D)	3,087
575	Uranium One, Inc. (D)	5,144
960	USEC, Inc. (D)(G)	8,637

		57,850

	Capital Goods — 4.2%
44	Alliant Techsystems, Inc. (D)	5,051
111	Deere & Co.	10,318
76	Goodrich Corp.	5,359
92	Kennametal, Inc.	3,491

		24,219

	Consumer Cyclical — 5.8%
106	American Axle & Manufacturing Holdings, Inc. (G)	1,983
3,040	Buck Holdings L.P. (A)(D)(H)	2,736
86	Copart, Inc. (D)	3,676
726	Ford Motor Co. (D)	4,888
274	Home Depot, Inc. (G)	7,368
136	Liz Claiborne, Inc.	2,759
104	MDC Holdings, Inc. (G)	3,843
304	TRW Automotive Holdings Corp. (D)	6,354

		33,607

	Consumer Staples — 5.8%
198	Avon Products, Inc. (G)	7,811
176	Chaoda Modern Agriculture (A)	158
148	Cosan Ltd. (D)	1,861
223	Cosan S.A. Industria E Comercio	2,602
263	Dean Foods Co.	6,793
82	Lighthouse Caledonia ASA (D)(G)	78
9,634	Marine Harvest (A)(D)(G)	6,143
226	Unilever N.V. NY Shares	8,240

		33,686

	Energy — 9.7%
630	Brasil EcoDiesel Industria (D)	2,437
115	Exxon Mobil Corp.	10,793
212	Newfield Exploration Co. (D)	11,192
106	Noble Energy, Inc.	8,397
88	Petro-Canada	4,770
284	Talisman Energy, Inc.	5,262
136	Total S.A. ADR	11,247
68	UGI Corp.	1,850

		55,948

	Finance — 25.5%
334	ACE Ltd.	20,659
103	Aetna, Inc.	5,941
330	AMBAC Financial Group, Inc. (G)	8,496
119	American International Group, Inc.	6,932
545	Bank of America Corp.	22,492
189	Capital One Financial Corp.	8,923
222	CIT Group, Inc.	5,330
139	Citigroup, Inc.	4,080
320	Countrywide Financial Corp. (G)	2,857
997	E*Trade Financial Corp. (D)(G)	3,538
108	Everest Re Group Ltd.	10,863
395	Genesis Lease Ltd.	7,408
185	Oaktree Capital (D)(I)	6,013
370	PennantPark Investment Corp. (G)	3,711
111	Platinum Underwriters Holdings Ltd.	3,940
1,389	Royal Bank of Scotland Group plc (A)	12,262
154	TD Ameritrade Holding Corp. (D)	3,091
171	Thornburg Mortgage Asset Corp. (G)	1,579
204	UBS AG (G)	9,386

		147,501

	Health Care — 10.6%
227	Alkermes, Inc. (D)	3,539
58	Astellas Pharma, Inc. (A)	2,533
121	Bristol-Myers Squibb Co.	3,198
226	Cooper Co., Inc.	8,603
67	Covidien Ltd.	2,985
672	Impax Laboratories, Inc. (D)	7,457
82	Sanofi-Aventis S.A. (A)	7,506
217	Sanofi-Aventis S.A. ADR	9,898
348	Wyeth	15,360

		61,079

	Services — 8.4%
293	Avis Budget Group, Inc. (D)	3,809
550	BearingPoint, Inc. (D)(G)	1,555
155	CACI International, Inc. Class A (D)(G)	6,953
391	Comcast Corp. Class A (D)	7,145
763	Comcast Corp. Special Class A (D)	13,824
120	Entercom Communications Corp. (G)	1,641
164	R.H. Donnelley Corp. (D)	5,972
111	United Parcel Service, Inc. Class B	7,853

		48,752

	Technology — 15.1%
175	Arrow Electronics, Inc. (D)	6,860
152	AT&T, Inc.	6,309
379	Cisco Systems, Inc. (D)	10,272
314	Corning, Inc.	7,528
216	Fairchild Semiconductor International, Inc. (D)	3,113
551	Flextronics International Ltd. (D)	6,648
526	JDS Uniphase Corp. (D)(G)	6,997
272	Microsoft Corp.	9,669
263	Qualcomm, Inc.	10,345
230	Solar Cayman Ltd. (A)(D)(H)	3,172
219	Sprint Nextel Corp.	2,876
329	Symantec Corp. (D)	5,310
250	Telefonaktiebolaget LM Ericsson ADR (G)	5,828

138	Virgin Media, Inc.	2,365

		87,292

	Transportation — 3.5%
177	Delta Air Lines, Inc. (D)	2,635
981	Northwest Airlines Corp. (D)	14,237

The accompanying notes are an integral part of these financial statements.

Hartford Value Opportunities HLS Fund

Schedule of Investments — (continued)
December 31, 2007
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Transportation — (continued)
59	UAL Corp. (D)(G)		$2,118
104	US Airways Group, Inc. (D)(J)		1,528

			20,518

	Total common stock (cost $584,714)		$570,452

PREFERRED STOCK — 0.6%
	Finance — 0.6%
139	Thornburg Mortgage, Inc. (X)		3,326

	Total preferred stock (cost $3,493)		$3,326

	Total long-term investments (cost $588,207)		$573,778

Principal
Amount

SHORT-TERM INVESTMENTS — 11.9%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $1,380, collateralized by FNMA 5.00%, 2035, value of $1,407)
$1,379	4.50% dated 12/31/2007		$1,379
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $13, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $13)
13	1.35% dated 12/31/2007		13
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $3,839, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $3,915)
3,838	4.75% dated 12/31/2007		3,838
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $541, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $552)
541	4.60% dated 12/31/2007		541

			5,771

Shares

	Securities Purchased with Proceeds from Security Lending — 10.9%
	Cash Collateral Reinvestment Fund:
63,021	Goldman Sachs FS Prime Obligation/Institutional Fund		63,021

	Total short-term investments (cost $68,792)		$68,792

	Total investments (cost $656,999) (C)	111.1%	$642,570
	Other assets and liabilities	(11.1)%	(64,009)

	Total net assets	100.0%	$578,561

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.26% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $659,734 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$62,311
Unrealized Depreciation	(79,475)

Net Unrealized Depreciation	$(17,164)

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $37,422, which represents 6.47% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $6,013, which represents 1.04% of total net assets.

(J)	Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At December 31, 2007, the market value of these securities was $1,528, which represents 0.26% of total net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	3,040	Buck Holdings L.P.	$3,044
03/2007	230	Solar Cayman Ltd.	3,453

The aggregate value of these securities at December 31, 2007 was $5,908 which represents 1.02% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Hong Kong Dollar (Buy)	$55	$55	01/02/08	$—
Hong Kong Dollar (Buy)	54	54	01/03/08	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities
December 31, 2007
(000’s Omitted)

	Hartford	Hartford	Hartford
	Advisers	Capital Appreciation	Disciplined Equity
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$8,025,715	$16,216,259	$2,032,767
Cash	76,348	47,950	1,651	*
Foreign currency on deposit with custodian #	19	2,417	—
Unrealized appreciation on forward foreign currency contracts	557	241	—
Unrealized appreciation on forward bonds	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	39,627	353,249	—
Fund shares sold	1,289	5,368	501
Dividends and interest	30,947	13,537	2,240
Variation margin	—	—	—
Other assets	15	27	3

Total assets	8,174,517	16,639,048	2,037,162

Liabilities:
Unrealized depreciation on forward foreign currency contracts	152	9,106	—
Unrealized depreciation on forward bonds	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d)	755,680	1,166,436	128,807
Payables:
Investment securities purchased	37,632	384,909	—
Fund shares redeemed	8,110	17,952	1,184
Variation margin	—	—	197
Investment management and advisory fees (Note 3)	491	1,077	149
Administrative fee	243	500	63
Distribution fees (Note 3)	45	122	14
Accrued expenses	690	1,207	132
Written options	—	—	87

Total liabilities	803,043	1,581,309	130,633

Net assets	$7,371,474	$15,057,739	$1,906,529

Summary of Net Assets:
Capital stock and paid-in-capital	$7,255,087	$12,231,276	$1,572,213
Accumulated undistributed (distribution in excess of) net investment income (loss)	11,397	20,323	1,453
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,804)	1,104,869	130,446
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	108,794	1,701,271	202,417

Net assets	$7,371,474	$15,057,739	$1,906,529

Shares authorized	9,500,000	5,000,000	3,500,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$20.97	$52.46	$15.05

Shares outstanding	299,943	231,124	104,096

Net assets	$6,291,220	$12,123,834	$1,566,652

Class IB: Net asset value per share	$21.18	$52.01	$14.97

Shares outstanding	51,000	56,408	22,707

Net assets	$1,080,254	$2,933,905	$339,877

@ Cost of securities	$7,917,438	$14,506,012	$1,830,051

@ Market value of securities on loan	$749,827	$1,121,183	$125,502

# Cost of foreign currency on deposit with custodian	$18	$2,429	$—

†	Formerly known as Hartford Focus HLS Fund.
‡	Formerly known as Hartford Global Leaders HLS Fund.
*	Cash of $1,651 is pledged as collateral for open call options.

The accompanying notes are an integral part of these financial statements.

					Hartford
Hartford	Hartford	Hartford	Hartford	Hartford	Global Financial	Hartford	Hartford
Dividend and Growth	Equity Income	Fundamental Growth	Global Advisers	Global Communications	Services	Global Growth	Global Health
HLS Fund	HLS Fund	HLS Fund†	HLS Fund	HLS Fund	HLS Fund	HLS Fund‡	HLS Fund

$7,487,779	$461,629	$95,934	$408,211	$30,946	$28,536	$1,488,180	$422,008
1	—	—	—	2	—	5	1
—	—	—	89	20	—	309	—
—	—	—	1,887	—	—	—	—
—	—	—	678	—	—	—	—
—	—	—	—	—	—	—	—

29,925	3,097	973	31,586	656	59	1,872	417
4,281	89	240	229	27	3	596	258
8,502	1,106	68	1,960	71	59	208	42
—	—	—	155	—	—	—	—
14	1	—	2	—	—	2	1

7,530,502	465,922	97,215	444,797	31,722	28,657	1,491,172	422,727

—	—	—	871	—	—	12	—
—	—	—	876	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	106	—	—	—	—
—	—	—	—	—	—	—	—
154,323	—	2,106	8,466	1,767	400	154,562	26,452

25,051	2,438	780	49,736	73	—	5,395	67
5,580	262	277	336	65	26	2,300	648
—	—	—	95	—	—	—	—
533	46	9	35	3	3	107	42
244	15	3	13	1	1	44	13
62	3	1	3	1	1	12	4
558	45	18	38	14	16	109	42
—	—	—	—	—	—	—	—

186,351	2,809	3,194	60,575	1,924	447	162,541	27,268

$7,344,151	$463,113	$94,021	$384,222	$29,798	$28,210	$1,328,631	$395,459

$5,844,567	$379,606	$79,057	$317,796	$18,481	$23,757	$966,417	$346,888
6,911	1,001	145	(172)	60	669	12	43
119,943	23,311	9,484	5,755	3,756	1,509	37,204	899

1,372,730	59,195	5,335	60,843	7,501	2,275	324,998	47,629

$7,344,151	$463,113	$94,021	$384,222	$29,798	$28,210	$1,328,631	$395,459

4,000,000	800,000	800,000	1,000,000	800,000	800,000	3,400,000	800,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$22.35	$14.30	$11.10	$13.61	$9.74	$9.67	$22.42	$15.39

261,458	27,301	5,322	23,287	1,501	1,660	45,891	18,812

$5,842,788	$390,396	$59,053	$316,929	$14,625	$16,051	$1,028,843	$289,561

$22.28	$14.30	$11.04	$13.56	$9.69	$9.63	$22.27	$15.11

67,395	5,086	3,168	4,964	1,566	1,262	13,464	7,010

$1,501,363	$72,717	$34,968	$67,293	$15,173	$12,159	$299,788	$105,898

$6,115,049	$402,434	$90,599	$348,053	$23,445	$26,262	$1,163,185	$374,379

$149,141	$—	$2,025	$8,243	$1,728	$381	$149,688	$25,606

$—	$—	$—	$89	$20	$—	$310	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities — (continued)
December 31, 2007
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global Technology	Growth	Growth Opportunities
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$168,209	$624,869	$1,843,201
Cash	1	2	373
Foreign currency on deposit with custodian #	163	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Unrealized appreciation on forward bonds	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	271	5,516	6,885
Fund shares sold	130	1,453	2,404
Dividends and interest	66	326	1,425
Variation margin	—	—	—
Other assets	—	1	3

Total assets	168,840	632,167	1,854,291

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on forward bonds	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d)	16,216	48,910	150,093
Payables:
Investment securities purchased	1,613	3,736	7,488
Fund shares redeemed	363	406	3,373
Variation margin	—	—	—
Investment management and advisory fees (Note 3)	16	57	170
Administrative fee	5	19	—
Distribution fees (Note 3)	2	8	12
Accrued expenses	22	59	121
Written options	—	—	—

Total liabilities	18,237	53,195	161,257

Net assets	$150,603	$578,972	$1,693,034

Summary of Net Assets:
Capital stock and paid-in-capital	$160,801	$476,388	$1,371,883
Accumulated undistributed (distribution in excess of) net investment income (loss)	—	118	94
Accumulated net realized gain (loss) on investments and foreign currency transactions	(23,700)	14,548	52,725
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	13,502	87,918	268,332

Net assets	$150,603	$578,972	$1,693,034

Shares authorized	800,000	800,000	700,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$6.88	$13.39	$32.75

Shares outstanding	15,544	29,043	43,220

Net assets	$107,002	$388,985	$1,415,613

Class IB: Net asset value per share	$6.78	$13.18	$32.40

Shares outstanding	6,427	14,410	8,562

Net assets	$43,601	$189,987	$277,421

@ Cost of securities	$154,707	$536,952	$1,574,869

@ Market value of securities on loan	$15,662	$47,451	$145,854

# Cost of foreign currency on deposit with custodian	$163	$—	$—

(L)	Formerly known as Hartford International Capital Appreciation HLS Fund.
*	Formerly known as Hartford Blue Chip Stock HLS Fund.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
High Yield	Index	International Growth	International Opportunities	International Small Company	LargeCap Growth	MidCap	MidCap Growth
HLS Fund	HLS Fund	HLS Fund(L)	HLS Fund	HLS Fund	HLS Fund*	HLS Fund	HLS Fund

$775,668	$1,862,614	$1,203,064	$2,772,026	$508,176	$197,874	$3,401,142	$66,066
—	3	5,830	9,884	—	2	1	—
2,591	—	6,989	751	—	—	—	—
—	—	9	12	1	—	—	—
—	—	—	—	—	—	—	—
30	—	—	—	—	—	—	—

9,292	415	4,200	28,121	4,223	—	24,650	—
318	697	2,676	739	214	70	3,175	17
11,768	2,418	707	1,277	457	105	2,849	28
160	6	—	—	—	—	—	—
7	3	1	4	1	6	6	2

799,834	1,866,156	1,223,476	2,812,814	513,072	198,057	3,431,823	66,113

75	—	43	300	43	—	4	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
3,274	—	—	—	281	—	—	—
—	—	—	—	1	—	—	—
103,793	198,890	85,478	330,750	93,723	26,303	384,202	14,866

8,809	962	7,584	34,030	441	—	23,654	—
760	3,144	1,637	3,045	431	135	4,967	31
—	110	—	—	—	—	—	—
59	28	108	186	43	19	227	7
22	55	37	81	15	—	100	—
9	11	14	17	4	—	13	—
78	162	71	184	50	35	220	13
—	—	—	—	—	—	—	—

116,879	203,362	94,972	368,592	95,032	26,492	413,387	14,917

$682,955	$1,662,794	$1,128,504	$2,444,222	$418,040	$171,565	$3,018,436	$51,196

$734,674	$1,327,164	$939,548	$2,004,621	$391,144	$195,182	$2,610,661	$50,288
1,988	1,095	(727)	(1,273)	(2,493)	76	1,433	—
(26,262)	(1,763)	39,655	73,199	8,780	(28,539)	118,476	396

(27,445)	336,298	150,028	367,675	20,609	4,846	287,866	512

$682,955	$1,662,794	$1,128,504	$2,444,222	$418,040	$171,565	$3,018,436	$51,196

2,800,000	4,000,000	800,000	2,625,000	800,000	500,000	2,400,000	600,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$8.87	$31.54	$14.47	$15.62	$15.07	$19.78	$26.34	$10.19

51,916	44,097	54,724	129,770	20,719	8,674	103,115	5,022

$460,243	$1,390,827	$791,757	$2,027,078	$312,269	$171,565	$2,716,285	$51,196

$8.78	$31.40	$14.36	$15.78	$14.93	$—	$26.08	$—

25,352	8,662	23,442	26,436	7,083	—	11,586	—

$222,712	$271,967	$336,747	$417,144	$105,771	$—	$302,151	$—

$803,152	$1,526,342	$1,053,056	$2,404,304	$487,576	$193,028	$3,113,265	$65,555

$102,891	$191,392	$81,859	$313,408	$88,301	$25,651	$374,298	$14,523

$2,558	$—	$6,968	$741	$—	$—	$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities — (continued)
December 31, 2007
(000’s Omitted)

	Hartford	Hartford	Hartford
	MidCap Value	Money Market	Mortgage Securities
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$1,042,532	$2,683,886	$549,089
Cash	2,636	406	12
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Unrealized appreciation on forward bonds	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	1,149	—	63
Fund shares sold	268	4,588	194
Dividends and interest	677	4,003	2,835
Variation margin	—	—	598
Other assets	1	26	1

Total assets	1,047,263	2,692,909	552,792

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on forward bonds	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d)	126,373	—	—
Payables:
Investment securities purchased	4,045	—	84,993
Fund shares redeemed	692	15,463	386
Variation margin	—	—	542
Investment management and advisory fees (Note 3)	86	104	19
Administrative fee	30	88	15
Distribution fees (Note 3)	12	18	5
Accrued expenses	93	136	57
Written options	—	—	—

Total liabilities	131,331	15,809	86,017

Net assets	$915,932	$2,677,100	$466,775

Summary of Net Assets:
Capital stock and paid-in-capital	$701,579	$2,677,100	$498,010
Accumulated undistributed (distribution in excess of) net investment income (loss)	90	—	1,345
Accumulated net realized gain (loss) on investments and foreign currency transactions	146,388	—	(22,522)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	67,875	—	(10,058)

Net assets	$915,932	$2,677,100	$466,775

Shares authorized	1,200,000	7,000,000	1,200,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$12.34	$1.00	$10.57

Shares outstanding	49,875	2,224,124	33,367

Net assets	$615,430	$2,224,124	$352,673

Class IB: Net asset value per share	$12.30	$1.00	$10.50

Shares outstanding	24,438	452,976	10,867

Net assets	$300,502	$452,976	$114,102

@ Cost of securities	$974,657	$2,683,886	$559,471

@ Market value of securities on loan	$122,456	$—	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Small Company	SmallCap Growth	SmallCap Value	Stock	Total Return Bond	U.S. Government Securities	Value	Value Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$1,976,162	$1,074,830	$105,674	$4,734,390	$4,680,845	$1,567,908	$476,118	$642,570
3,466	—	—	42	27	9	1	1,128
—	—	—	6	3,116	2	—	140
—	—	—	529	2,190	153	—	—
—	—	—	—	—	—	—	—
—	—	—	—	5,495	—	—	—

564	958	400	36,856	90,799	81,682	353	1,928
906	2,109	268	1,031	2,908	5,913	1,802	1,157
1,177	656	228	3,719	37,386	9,093	868	308
2	—	—	—	3,950	1,939	—	—
3	2	—	9	8	1	1	1

1,982,280	1,028,555	106,570	4,776,582	4,826,724	1,666,700	479,143	647,232

—	—	—	144	1,308	264	—	—
—	—	—	—	—	—	—	—
—	—	—	—	5,229	—	—	—
—	384	21	—	—	—	—	—
—	—	—	—	—	—	—	—
312,815	208,903	24,363	172,270	173,748	309,650	13,337	63,021

2,085	178	—	35,634	144,031	131,564	5,607	4,123
61,825	637	12	5,859	4,660	470	745	1,391
23	—	1	—	1,995	1,538	—	—
128	89	12	196	191	90	46	59
55	—	—	151	147	—	15	—
14	10	—	27	42	12	5	5
116	77	26	418	333	90	48	72
—	—	—	—	—	—	—	—

377,061	210,278	24,435	214,699	331,684	443,678	19,803	68,671

$1,605,219	$868,277	$82,135	$4,561,883	$4,495,040	$1,223,022	$459,340	$578,561

$1,444,116	$862,798	$86,546	$4,496,439	$4,568,890	$1,209,841	$349,910	$604,714
(161)	2,211	20	5,586	12,254	54,273	811	595
(6,811)	767	(12)	(19,689)	(27,663)	(30,194)	25,103	(12,319)

168,075	2,501	(4,419)	79,547	(58,441)	(10,898)	83,516	(14,429)

$1,605,219	$868,277	$82,135	$4,561,883	$4,495,040	$1,223,022	$459,340	$578,561

1,500,000	700,000	700,000	4,000,000	5,000,000	700,000	800,000	700,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$18.62	$18.71	$10.69	$47.11	$11.15	$11.15	$12.83	$15.42

69,422	34,257	7,659	82,972	310,315	82,963	25,536	29,594

$1,292,444	$640,853	$81,895	$3,909,045	$3,458,709	$925,088	$327,689	$456,402

$18.20	$18.66	$10.66	$47.00	$11.09	$11.10	$12.81	$15.35

17,182	12,187	23	13,891	93,425	26,851	10,279	7,961

$312,775	$227,424	$240	$652,838	$1,036,331	$297,934	$131,651	$122,159

$1,808,145	$1,072,333	$110,093	$4,655,334	$4,745,741	$1,579,747	$392,602	$656,999

$301,504	$200,850	$23,731	$167,110	$173,138	$302,580	$12,924	$61,093

$—	$—	$—	$6	$3,034	$2	$—	$141

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations
For the Year Ended December 31, 2007
(000’s Omitted)

		Hartford
	Hartford	Capital	Hartford
	Advisers	Appreciation	Disciplined Equity
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$79,262	$187,945	$30,562
Interest	141,454	14,367	2,493
Securities lending	3,254	4,144	237
Less: Foreign tax withheld	(1,835)	(8,620)	—

Total investment income, net	222,135	197,836	33,292

Expenses:
Investment management and advisory fees	32,359	64,244	8,965
Administrative services fees	16,074	29,821	3,807
Distribution fees — Class IB	2,976	7,248	888
Custodian fees	45	388	8
Accounting services	1,206	2,237	286
Board of Directors’ fees	158	277	35
Other expenses	1,166	2,726	304

Total expenses (before waivers and fees paid indirectly)	53,984	106,941	14,293
Expense waivers	—	—	—
Commission recapture	(412)	(894)	(10)
Custodian fee offset	(28)	(22)	(4)

Total waivers and fees paid indirectly	(440)	(916)	(14)

Total expenses, net	53,544	106,025	14,279

Net investment income (loss)	168,591	91,811	19,013

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments	709,379	3,045,247	154,106
Net realized gain (loss) on futures, written options and swap contracts	4,171 #	1,031 #	2,674 #
Net realized gain (loss) on foreign currency transactions	(561)	(59,936)	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	712,989	2,986,342	156,780

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(348,887)	(777,884)	(26,578)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	(1,015)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	516	(2,295)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(348,371)	(780,179)	(27,593)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	364,618	2,206,163	129,187

Payment from Affiliate (See Note 3h in accompanying Notes to Financial Statements)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$533,209	$2,297,974	$148,200

†	Formerly known as Hartford Focus HLS Fund.
‡	Formerly known as Hartford Global Leaders HLS Fund.
#	Realized gains on written options were $4,171, $1,031 and $933 for Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund and Hartford Disciplined Equity HLS Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford		Hartford	Hartford
Dividend and Growth	Equity Income	Fundamental Growth	Global Advisers	Global Communications	Hartford Global Financial Services	Global Growth	Global Health
HLS Fund	HLS Fund	HLS Fund†	HLS Fund	HLS Fund	HLS Fund	HLS Fund‡	HLS Fund

$173,730	$14,614	$892	$1,831	$508	$1,102	$10,449	$4,192
4,030	321	88	7,659	20	18	519	152
2,621	29	14	62	45	5	740	206
(3,251)	(89)	(15)	(153)	(60)	(96)	(881)	(161)

177,130	14,875	979	9,399	513	1,029	10,827	4,389

32,743	2,929	528	2,068	186	224	6,212	2,697
14,997	976	173	740	57	69	2,512	857
3,998	238	85	163	35	38	718	291
5	13	4	25	6	7	38	8
1,125	73	13	56	4	5	188	64
140	9	2	7	1	1	24	9
1,131	85	27	82	18	24	250	104

54,139	4,323	832	3,141	307	368	9,942	4,030
—	—	—	—	—	—	—	—
(140)	(14)	(1)	(12)	—	—	(80)	(19)
(5)	—	(1)	(5)	—	—	(2)	(1)

(145)	(14)	(2)	(17)	—	—	(82)	(20)

53,994	4,309	830	3,124	307	368	9,860	4,010

123,136	10,566	149	6,275	206	661	967	379

612,843	25,600	10,212	27,686	3,791	1,587	155,800	47,874
—	—	—	(134)	—	—	—	—
—	—	(3)	(2,609)	3	6	(159)	(20)

612,843	25,600	10,209	24,943	3,794	1,593	155,641	47,854

(149,327)	(2,157)	1,067	22,389	2,001	(4,640)	123,106	(22,380)
—	—	—	(146)	—	—	—	—
—	—	—	2,979	(2)	1	(7)	(11)

(149,327)	(2,157)	1,067	25,222	1,999	(4,639)	123,099	(22,391)

463,516	23,443	11,276	50,165	5,793	(3,046)	278,740	25,463

—	—	—	—	—	—	—	—

$586,652	$34,009	$11,425	$56,440	$5,999	$(2,385)	$279,707	$25,842

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations — (continued)
For the Year Ended December 31, 2007
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global Technology	Growth	Growth Opportunities
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$828	$4,760	$9,472
Interest	77	457	1,523
Securities lending	23	104	981
Less: Foreign tax withheld	(23)	(136)	(371)

Total investment income, net	905	5,185	11,605

Expenses:
Investment management and advisory fees	977	3,292	8,937
Administrative services fees	301	1,111	—
Distribution fees — Class IB	112	473	583
Custodian fees	13	3	226
Accounting services	23	83	—
Board of Directors’ fees	3	11	26
Other expenses	62	123	214

Total expenses (before waivers and fees paid indirectly)	1,491	5,096	9,986
Expense waivers	—	—	—
Commission recapture	(18)	(31)	(135)
Custodian fee offset	(2)	(1)	(18)

Total waivers and fees paid indirectly	(20)	(32)	(153)

Total expenses, net	1,471	5,064	9,833

Net investment income (loss)	(566)	121	1,772

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments	26,727	41,610	291,568
Net realized gain (loss) on futures, written options and swap contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	(19)	28	(22)

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	26,708	41,638	291,546

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(7,409)	43,194	81,169
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(2)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(7,411)	43,194	81,169

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	19,297	84,832	372,715

Payment from Affiliate (See Note 3h in accompanying Notes to Financial Statements)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,731	$84,953	$374,487

(L)	Formerly known as Hartford International Capital Appreciation HLS Fund.
*	Formerly known as Hartford Blue Chip Stock HLS Fund.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
High Yield	Index	International Growth	International Opportunities	International Small Company	LargeCap Growth	MidCap	MidCap Growth
HLS Fund	HLS Fund	HLS Fund(L)	HLS Fund	HLS Fund	HLS Fund*	HLS Fund	HLS Fund

$69	$34,317	$15,199	$40,218	$7,443	$1,858	$23,844	$452
59,766	631	1,024	2,173	246	(6)	3,314	15
650	204	1,120	2,932	680	38	935	35
—	(12)	(1,815)	(5,857)	(693)	(1)	(312)	(3)

60,485	35,140	15,528	39,466	7,676	1,889	27,781	499

3,887	1,811	5,799	10,028	2,853	1,238	14,015	435
1,479	3,623	1,972	4,308	909	—	6,184	—
633	715	800	987	300	—	754	—
35	13	48	109	36	9	3	8
111	272	148	323	68	—	464	—
16	37	17	38	9	4	56	1
161	300	176	417	129	39	542	21

6,322	6,771	8,960	16,210	4,304	1,290	22,018	465
(370)	—	—	—	—	(398)	—	(110)
—	—	(114)	(65)	—	—	(254)	—
(17)	(9)	(7)	(10)	—	—	(5)	—

(387)	(9)	(121)	(75)	—	(398)	(259)	(110)

5,935	6,762	8,839	16,135	4,304	892	21,759	355

54,550	28,378	6,689	23,331	3,372	997	6,022	144

4,233	107,102	201,653	445,416	66,277	19,595	517,497	5,342
2,248	(948)	—	—	—	(9)	—	(2)
(155)	—	(448)	(942)	(120)	—	136	—

6,326	106,154	201,205	444,474	66,157	19,586	517,633	5,340

(42,094)	(39,128)	1,931	49,116	(31,974)	(11,913)	(93,635)	504
514	92	—	—	—	—	—	—
158	—	9	145	(1)	—	(6)	—

(41,422)	(39,036)	1,940	49,261	(31,975)	(11,913)	(93,641)	504

(35,096)	67,118	203,145	493,735	34,182	7,673	423,992	5,844

—	—	—	—	—	—	—	114

$19,454	$95,496	$209,834	$517,066	$37,554	$8,670	$430,014	$6,102

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations — (continued)
For the Year Ended December 31, 2007
(000’s Omitted)

	Hartford	Hartford	Hartford
	MidCap Value	Money Market	Mortgage Securities
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$13,991	$—	$—
Interest	488	119,143	28,343
Securities lending	352	—	—
Less: Foreign tax withheld	(427)	—	—

Total investment income, net	14,404	119,143	28,343

Expenses:
Investment management and advisory fees	6,050	5,525	1,270
Administrative services fees	2,181	4,538	1,016
Distribution fees — Class IB	912	970	317
Custodian fees	9	3	1
Accounting services	164	340	76
Board of Directors’ fees	21	38	11
Other expenses	223	324	90

Total expenses (before waivers and fees paid indirectly)	9,560	11,738	2,781
Expense waivers	—	(1,134)	—
Commission recapture	(50)	—	—
Custodian fee offset	(1)	(2)	(3)

Total waivers and fees paid indirectly	(51)	(1,136)	(3)

Total expenses, net	9,509	10,602	2,778

Net investment income (loss)	4,895	108,541	25,565

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments	149,440	52	(1,501)
Net realized gain (loss) on futures, written options and swap contracts	—	—	(77)
Net realized gain (loss) on foreign currency transactions	14	—	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	149,454	52	(1,578)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(117,135)	—	(7,667)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	63
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(117,134)	—	(7,604)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	32,320	52	(9,182)

Payment from Affiliate (See Note 3h in accompanying Notes to Financial Statements)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$37,215	$108,593	$16,383

#	Realized gains on written options were $785.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Small Company	SmallCap Growth	SmallCap Value	Stock	Total Return Bond	U.S. Government Securities	Value	Value Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$7,577	$7,601	$1,879	$74,982	$—	$—	$9,669	$12,722
1,677	976	173	1,069	246,760	59,211	354	350
1,796	2,700	129	1,047	1,271	470	36	367
(299)	—	(3)	(1,692)	—	—	(42)	(704)

10,751	11,277	2,178	75,406	248,031	59,681	10,017	12,735

7,423	5,969	855	13,088	11,203	5,061	2,685	4,254
3,172	—	—	10,120	8,613	—	891	—
827	650	—	1,826	2,629	735	362	399
51	23	4	70	58	10	8	11
238	—	—	759	646	—	67	—
29	20	2	95	79	21	9	14
264	181	79	786	671	184	80	126

12,004	6,843	940	26,744	23,899	6,011	4,102	4,804
—	—	—	—	—	—	—	—
(133)	(9)	—	(382)	—	—	(12)	(21)
(8)	(9)	(3)	(26)	(21)	(1)	(1)	(4)

(141)	(18)	(3)	(408)	(21)	(1)	(13)	(25)

11,863	6,825	937	26,336	23,878	6,010	4,089	4,779

(1,112)	4,452	1,241	49,070	224,153	53,671	5,928	7,956

177,327	69,608	8,643	590,830	(13,488)	2,618	29,037	68,319
(1,042)	250	(17)	785 #	28,428	(1,423)	—	—
(134)	—	—	(521)	13,865	(6)	—	20

176,151	69,858	8,626	591,094	28,805	1,189	29,037	68,339

26,302	(86,288)	(13,225)	(328,506)	(67,874)	(8,874)	2,032	(113,648)
53	7	(10)	—	4,752	1,779	—	—
5	—	—	491	4,268	(110)	—	—

26,360	(86,281)	(13,235)	(328,015)	(58,854)	(7,205)	2,032	(113,648)

202,511	(14,613)	(4,609)	263,079	(30,049)	(6,016)	31,069	(45,309)

3,000	—	—	—	—	—	—	—

$204,399	$(11,971)	$(3,368)	$312,149	$194,104	$47,655	$36,997	$(37,353)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

	Hartford		Hartford
	Advisers HLS Fund		Capital Appreciation HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Operations:
Net investment income (loss)	$168,591	$194,320	$91,811	$110,029
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	712,989	734,695	2,986,342	1,770,577
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(348,371)	(64,033)	(780,179)	286,363
Payment from (to) affiliate	—	6,804	—	11,567

Net increase (decrease) in net assets resulting from operations	533,209	871,786	2,297,974	2,178,536

Distributions to Shareholders:
From net investment income
Class IA	(142,547)	(166,222)	(14,174)	(151,317)
Class IB	(21,144)	(25,557)	(1,723)	(29,396)
From net realized gain on investments
Class IA	(690,218)	(516,571)	(1,956,055)	(1,436,633)
Class IB	(118,127)	(89,064)	(475,949)	(347,480)

Total distributions	(972,036)	(797,414)	(2,447,901)	(1,964,826)

Capital Share Transactions:
Class IA
Sold	139,185	173,052	633,897	793,724
Issued on in-kind transactions	—	—	—	—
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	832,765	682,793	1,970,229	1,587,950
Redeemed	(1,512,219)	(1,869,501)	(2,115,211)	(2,124,483)

Total capital share transactions	(540,269)	(1,013,656)	488,915	257,191

Class IB
Sold	49,742	24,003	345,742	106,902
Issued on reinvestment of distributions	139,271	114,621	477,672	376,875
Redeemed	(298,662)	(262,691)	(662,081)	(508,433)

Total capital share transactions	(109,649)	(124,067)	161,333	(24,656)

Net increase (decrease) from capital share transactions	(649,918)	(1,137,723)	650,248	232,535

Net increase (decrease) in net assets	(1,088,745)	(1,063,351)	500,321	446,245

Net Assets:
Beginning of period	8,460,219	9,523,570	14,557,418	14,111,173

End of period	$7,371,474	$8,460,219	$15,057,739	$14,557,418

Accumulated undistributed (distribution in excess of) net investment income	$11,397	$7,195	$20,323	$(2,872)

Shares:
Class IA
Sold	5,936	7,509	11,027	14,540
Issued on in-kind transactions	—	—	—	—
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	39,579	30,245	37,635	30,179
Redeemed	(64,513)	(80,891)	(37,156)	(38,693)

Total share activity	(18,998)	(43,137)	11,506	6,026

Class IB
Sold	2,106	1,030	6,042	1,959
Issued on reinvestment of distributions	6,552	5,036	9,201	7,203
Redeemed	(12,626)	(11,296)	(11,659)	(9,300)

Total share activity	(3,968)	(5,230)	3,584	(138)

†	Formerly known as Hartford Focus HLS Fund.

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
Disciplined Equity HLS Fund		Dividend and Growth HLS Fund		Equity Income HLS Fund		Fundamental Growth HLS Fund†
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

$19,013	$17,476	$123,136	$115,794	$10,566	$8,383	$149	$589
156,780	46,373	612,843	538,273	25,600	17,190	10,209	6,721
(27,593)	121,133	(149,327)	599,277	(2,157)	46,269	1,067	25
—	605	—	4,254	—	—	—	110

148,200	185,587	586,652	1,257,598	34,009	71,842	11,425	7,445

(15,927)	(14,696)	(97,796)	(93,362)	(8,356)	(6,424)	(25)	(398)
(2,623)	(2,529)	(21,463)	(22,067)	(1,370)	(1,572)	(18)	(168)

(5,290)	—	(454,662)	(395,906)	(15,712)	(587)	(4,412)	(3,809)
(1,160)	—	(119,019)	(113,682)	(4,131)	(200)	(2,991)	(2,777)

(25,000)	(17,225)	(692,940)	(625,017)	(29,569)	(8,783)	(7,446)	(7,152)

231,305	375,407	593,091	575,385	77,683	115,567	22,841	8,031
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
21,217	14,697	552,458	489,268	24,068	7,011	4,437	4,207
(186,807)	(139,427)	(885,180)	(859,340)	(73,640)	(40,987)	(19,551)	(16,262)

65,715	250,677	260,369	205,313	28,111	81,591	7,727	(4,024)

26,025	25,457	129,203	76,057	18,050	29,567	10,561	3,065
3,783	2,528	140,482	135,749	5,501	1,772	3,009	2,945
(68,372)	(50,657)	(355,119)	(259,525)	(59,932)	(19,614)	(14,148)	(14,037)

(38,564)	(22,672)	(85,434)	(47,719)	(36,381)	11,725	(578)	(8,027)

27,151	228,005	174,935	157,594	(8,270)	93,316	7,149	(12,051)

150,351	396,367	68,647	790,175	(3,830)	156,375	11,128	(11,758)

1,756,178	1,359,811	7,275,504	6,485,329	466,943	310,568	82,893	94,651

$1,906,529	$1,756,178	$7,344,151	$7,275,504	$463,113	$466,943	$94,021	$82,893

$1,453	$1,000	$6,911	$3,359	$1,001	$605	$145	$43

15,669	28,473	24,682	26,036	5,295	8,780	2,072	777
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1,430	1,053	24,780	21,722	1,651	505	413	446
(12,526)	(10,549)	(36,858)	(38,955)	(5,007)	(3,177)	(1,788)	(1,585)

4,573	18,977	12,604	8,803	1,939	6,108	697	(362)

1,753	1,951	5,346	3,433	1,228	2,249	959	301
256	181	6,314	6,046	376	128	281	315
(4,617)	(3,860)	(14,854)	(11,758)	(4,039)	(1,483)	(1,303)	(1,369)

(2,608)	(1,728)	(3,194)	(2,279)	(2,435)	894	(63)	(753)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Global Advisers HLS Fund		Global Communications HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Operations:
Net investment income (loss)	$6,275	$6,069	$206	$461
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	24,943	17,675	3,794	5,349
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	25,222	7,905	1,999	(734)
Payment from (to) affiliate	—	572	—	11

Net increase (decrease) in net assets resulting from operations	56,440	32,221	5,999	5,087

Distributions to Shareholders:
From net investment income
Class IA	(2,623)	(9,020)	(125)	(270)
Class IB	(402)	(1,561)	(90)	(203)
From net realized gain on investments
Class IA	(22,897)	(11,075)	(2,793)	(2,568)
Class IB	(4,923)	(2,317)	(2,591)	(2,122)

Total distributions	(30,845)	(23,973)	(5,599)	(5,163)

Capital Share Transactions:
Class IA
Sold	27,148	17,818	621	434
Issued on in-kind transactions	—	—	—	—
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	25,520	20,095	2,918	2,838
Redeemed	(63,301)	(70,279)	(3,808)	(4,898)

Total capital share transactions	(10,633)	(32,366)	(269)	(1,626)

Class IB
Sold	12,738	7,235	4,350	2,285
Issued on reinvestment of distributions	5,325	3,878	2,681	2,325
Redeemed	(19,377)	(19,936)	(5,619)	(3,607)

Total capital share transactions	(1,314)	(8,823)	1,412	1,003

Net increase (decrease) from capital share transactions	(11,947)	(41,189)	1,143	(623)

Net increase (decrease) in net assets	13,648	(32,941)	1,543	(699)

Net Assets:
Beginning of period	370,574	403,515	28,255	28,954

End of period	$384,222	$370,574	$29,798	$28,255

Accumulated undistributed (distribution in excess of) net investment income	$(172)	$(812)	$60	$65

Shares:
Class IA
Sold	1,983	1,386	65	45
Issued on in-kind transaction	—	—	—	—
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	1,928	1,590	331	370
Redeemed	(4,732)	(5,482)	(401)	(555)

Total share activity	(821)	(2,506)	(5)	(140)

Class IB
Sold	943	564	462	240
Issued on reinvestment of distributions	404	308	306	304
Redeemed	(1,441)	(1,564)	(587)	(398)

Total share activity	(94)	(692)	181	146

‡	Formerly known as Hartford Global Leaders HLS Fund.

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
Global Financial Services HLS Fund		Global Growth HLS Fund‡		Global Health HLS Fund		Global Technology HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

$661	$562	$967	$5,144	$379	$180	$(566)	$(608)
1,593	7,525	155,641	80,164	47,854	37,179	26,708	13,980
(4,639)	(963)	123,099	70,989	(22,391)	7,669	(7,411)	437
—	6	—	3,344	—	116	—	88

(2,385)	7,130	279,707	159,641	25,842	45,144	18,731	13,897

(9)	(359)	(509)	(7,210)	(321)	(179)	—	—
(8)	(228)	(153)	(1,211)	—	—	—	—

(4,100)	(815)	(107,687)	(50,448)	(41,637)	(44,335)	—	—
(3,309)	(704)	(31,874)	(15,059)	(15,594)	(17,323)	—	—

(7,426)	(2,106)	(140,223)	(73,928)	(57,552)	(61,837)	—	—

656	263	73,376	75,692	38,136	70,131	37,689	44,605
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
4,109	1,173	108,196	57,658	41,958	44,515	—	—
(4,197)	(3,652)	(203,272)	(192,502)	(87,505)	(92,232)	(47,881)	(54,039)

568	(2,216)	(21,700)	(59,152)	(7,411)	22,414	(10,192)	(9,434)

719	57	33,680	21,219	14,532	11,475	9,264	7,797
3,317	933	32,027	16,270	15,594	17,323	—	—
(4,748)	(4,197)	(77,401)	(57,098)	(34,442)	(28,451)	(15,760)	(12,062)

(712)	(3,207)	(11,694)	(19,609)	(4,316)	347	(6,496)	(4,265)

(144)	(5,423)	(33,394)	(78,761)	(11,727)	22,761	(16,688)	(13,699)

(9,955)	(399)	106,090	6,952	(43,437)	6,068	2,043	198

38,165	38,564	1,222,541	1,215,589	438,896	432,828	148,560	148,362

$28,210	$38,165	$1,328,631	$1,222,541	$395,459	$438,896	$150,603	$148,560

$669	$17	$12	$(2,425)	$43	$24	$—	$—

63	21	3,252	3,866	2,204	3,991	5,651	7,779
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
373	99	5,023	2,895	2,668	2,744	—	—
(365)	(296)	(9,286)	(9,779)	(5,057)	(5,251)	(7,334)	(9,500)

71	(176)	(1,011)	(3,018)	(185)	1,484	(1,683)	(1,721)

70	5	1,493	1,077	850	661	1,411	1,378
302	79	1,496	819	1,009	1,084	—	—
(421)	(343)	(3,528)	(2,902)	(2,021)	(1,648)	(2,420)	(2,153)

(49)	(259)	(539)	(1,006)	(162)	97	(1,009)	(775)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Growth HLS Fund		Growth Opportunities HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Operations:
Net investment income (loss)	$121	$98	$1,772	$8,419
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	41,638	44,221	291,546	124,794
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	43,194	(19,797)	81,169	3,805
Payment from (to) affiliate	—	286	—	1,098

Net increase (decrease) in net assets resulting from operations	84,953	24,808	374,487	138,116

Distributions to Shareholders:
From net investment income
Class IA	(75)	(186)	(1,850)	(8,100)
Class IB	—	—	(60)	(884)
From net realized gain on investments
Class IA	(25,705)	(23,496)	(220,443)	(108,948)
Class IB	(13,232)	(11,791)	(43,763)	(19,575)

Total distributions	(39,012)	(35,473)	(266,116)	(137,507)

Capital Share Transactions:
Class IA
Sold	85,722	104,412	217,719	188,777
Issued on in-kind transaction	—	—	—	—
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	25,780	23,683	222,293	117,049
Redeemed	(132,764)	(87,022)	(222,459)	(216,061)

Total capital share transactions	(21,262)	41,073	217,553	89,765

Class IB
Sold	23,323	24,147	83,662	49,911
Issued on reinvestment of distributions	13,232	11,791	43,823	20,458
Redeemed	(51,926)	(48,345)	(61,762)	(51,438)

Total capital share transactions	(15,371)	(12,407)	65,723	18,931

Net increase (decrease) from capital share transactions	(36,633)	28,666	283,276	108,696

Net increase (decrease) in net assets	9,308	18,001	391,647	109,305

Net Assets:
Beginning of period	569,664	551,663	1,301,387	1,192,082

End of period	$578,972	$569,664	$1,693,034	$1,301,387

Accumulated undistributed (distribution in excess of) net investment income	$118	$75	$94	$389

Shares:
Class IA
Sold	6,662	8,271	6,208	6,073
Issued on in-kind transaction	—	—	—	—
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	1,985	1,924	6,954	3,934
Redeemed	(10,419)	(6,928)	(6,570)	(7,054)

Total share activity	(1,772)	3,267	6,592	2,953

Class IB
Sold	1,801	1,970	2,405	1,621
Issued on reinvestment of distributions	1,034	969	1,386	693
Redeemed	(4,045)	(3,908)	(1,845)	(1,706)

Total share activity	(1,210)	(969)	1,946	608

(L)	Formerly known as Hartford International Capital Appreciation HLS Fund.
(V)	Hartford International Opportunities HLS Fund merged with Hartford International Stock HLS Fund. (See Note 6 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford International
High Yield HLS Fund		Index HLS Fund		International Growth HLS Fund(L)		Opportunities HLS Fund(V)
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

$54,550	$51,972	$28,378	$29,573	$6,689	$4,540	$23,331	$25,004
6,326	(215)	106,154	88,857	201,205	81,528	444,474	238,839
(41,422)	23,338	(39,036)	149,369	1,940	73,313	49,261	122,374
—	129	—	90	—	11	—	314

19,454	75,224	95,496	267,889	209,834	159,392	517,066	386,531

(36,170)	(66,340)	(23,589)	(26,105)	(5,134)	(4,215)	(21,053)	(38,195)
(17,163)	(37,565)	(3,932)	(3,766)	(1,462)	(1,218)	(3,363)	(4,186)

—	—	(79,243)	(174,313)	(129,052)	(41,640)	(362,704)	(118,052)
—	—	(15,598)	(29,239)	(57,554)	(22,639)	(75,930)	(28,152)

(53,333)	(103,905)	(122,362)	(233,423)	(193,202)	(69,712)	(463,050)	(188,585)

109,945	129,200	117,054	109,735	186,793	153,015	229,936	293,361
—	—	—	—	—	—	—	—
—	—	—	—	—	—	99,957	—
36,170	66,339	102,832	200,417	134,186	45,855	383,757	156,247
(134,040)	(149,734)	(406,211)	(443,564)	(112,111)	(50,226)	(321,451)	(260,149)

12,075	45,805	(186,325)	(133,412)	208,868	148,644	392,199	189,459

47,142	42,493	78,279	52,154	52,273	55,913	49,416	56,023
17,163	37,565	19,530	33,006	59,016	23,858	79,293	32,338
(95,398)	(77,727)	(96,850)	(76,191)	(85,820)	(55,687)	(109,128)	(68,392)

(31,093)	2,331	959	8,969	25,469	24,084	19,581	19,969

(19,018)	48,136	(185,366)	(124,443)	234,337	172,728	411,780	209,428

(52,897)	19,455	(212,232)	(89,977)	250,969	262,408	465,796	407,374

735,852	716,397	1,875,026	1,965,003	877,535	615,127	1,978,426	1,571,052

$682,955	$735,852	$1,662,794	$1,875,026	$1,128,504	$877,535	$2,444,222	$1,978,426

$1,988	$990	$1,095	$647	$(727)	$(285)	$(1,273)	$476

11,452	13,188	3,474	3,386	11,976	11,231	13,760	19,972
—	—	—	—	—	—	—	—
—	—	—	—	—	—	5,347	—
4,074	7,161	3,288	6,466	9,523	3,322	25,242	10,497
(14,012)	(15,232)	(12,047)	(13,684)	(7,300)	(3,730)	(19,373)	(17,758)

1,514	5,117	(5,285)	(3,832)	14,199	10,823	24,976	12,711

4,960	4,356	2,330	1,605	3,390	4,145	2,912	3,767
1,951	4,092	627	1,069	4,210	1,741	5,158	2,139
(10,093)	(8,001)	(2,887)	(2,360)	(5,625)	(4,149)	(6,533)	(4,647)

(3,182)	447	70	314	1,975	1,737	1,537	1,259

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford International		Hartford
	Small Company HLS Fund		LargeCap Growth HLS Fund*
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Operations:
Net investment income (loss)	$3,372	$3,424	$997	$445
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	66,157	55,194	19,586	31,915
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(31,975)	28,897	(11,913)	(21,441)
Payment from (to) affiliate	—	11	—	—

Net increase (decrease) in net assets resulting from operations	37,554	87,526	8,670	10,919

Distributions to Shareholders:
From net investment income
Class IA	(5,435)	(4,903)	(968)	(458)
Class IB	(1,587)	(1,571)	—	—
From net realized gain on investments
Class IA	(50,208)	(30,974)	(13,191)	—
Class IB	(17,492)	(12,576)	—	—

Total distributions	(74,722)	(50,024)	(14,159)	(458)

Capital Share Transactions:
Class IA
Sold	91,442	106,451	4,586	2,497
Issued on in-kind transaction	—	—	—	—
Issued in merger	—	—	69,913	—
Issued on reinvestment of distributions	55,643	35,877	14,159	458
Redeemed	(101,171)	(67,279)	(50,754)	(29,286)

Total capital share transactions	45,914	75,049	37,904	(26,331)

Class IB
Sold	23,930	30,387	—	—
Issued on reinvestment of distributions	19,079	14,147	—	—
Redeemed	(45,626)	(31,043)	—	—

Total capital share transactions	(2,617)	13,491	—	—

Net increase (decrease) from capital share transactions	43,297	88,540	37,904	(26,331)

Net increase (decrease) in net assets	6,129	126,042	32,415	(15,870)

Net Assets:
Beginning of period	411,911	285,869	139,150	155,020

End of period	$418,040	$411,911	$171,565	$139,150

Accumulated undistributed (distribution in excess of) net investment income	$(2,493)	$(166)	$76	$47

Shares:
Class IA
Sold	5,123	6,405	227	131
Issued on in-kind transaction	—	—	—	—
Issued in merger	—	—	3,338	—
Issued on reinvestment of distributions	3,721	2,185	702	23
Redeemed	(5,693)	(4,079)	(2,490)	(1,531)

Total share activity	3,151	4,511	1,777	(1,377)

Class IB
Sold	1,338	1,839	—	—
Issued on reinvestment of distributions	1,285	868	—	—
Redeemed	(2,586)	(1,924)	—	—

Total share activity	37	783	—	—

*	Formerly known as Hartford Blue Chip Stock HLS Fund, (Hartford LargeCap Growth HLS Fund and Hartford Capital Opportunities HLS Fund merged into Blue Chip Stock HLS Fund and was renamed Hartford LargeCap Growth HLS Fund (See Note 6 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
MidCap HLS Fund		MidCap Growth HLS Fund		MidCap Value HLS Fund		Money Market HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

$6,022	$29,856	$144	$(45)	$4,895	$7,202	$108,541	$81,038
517,633	430,679	5,340	11,873	149,454	164,735	52	1
(93,641)	(152,452)	504	(5,650)	(117,134)	6,621	—	—
—	3,817	114	—	—	980	—	—

430,014	311,900	6,102	6,178	37,215	179,538	108,593	81,039

(13,049)	(27,543)	(249)	—	(3,686)	(6,285)	(90,770)	(67,958)
(704)	(2,276)	—	—	(906)	(1,991)	(17,771)	(13,080)

(409,560)	(396,590)	(8,725)	(7,823)	(111,146)	(92,107)	(43)	(1)
(45,783)	(42,121)	—	—	(56,292)	(48,772)	(9)	—

(469,096)	(468,530)	(8,974)	(7,823)	(172,030)	(149,155)	(108,593)	(81,039)

279,508	445,633	3,575	2,468	18,402	19,776	2,394,176	1,780,507
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
422,609	424,133	8,974	7,823	114,832	98,392	90,667	68,099
(559,361)	(652,603)	(11,876)	(10,460)	(148,794)	(138,205)	(1,819,153)	(1,644,009)

142,756	217,163	673	(169)	(15,560)	(20,037)	665,690	204,597

65,472	51,477	—	—	12,383	1,562	503,545	300,900
46,487	44,397	—	—	57,198	50,763	17,750	13,111
(78,167)	(60,075)	—	—	(95,514)	(83,326)	(388,244)	(258,125)

33,792	35,799	—	—	(25,933)	(31,001)	133,051	55,886

176,548	252,962	673	(169)	(41,493)	(51,038)	798,741	260,483

137,466	96,332	(2,199)	(1,814)	(176,308)	(20,655)	798,741	260,483

2,880,970	2,784,638	53,395	55,209	1,092,240	1,112,895	1,878,359	1,617,876

$3,018,436	$2,880,970	$51,196	$53,395	$915,932	$1,092,240	$2,677,100	$1,878,359

$1,433	$722	$—	$—	$90	$147	$—	$—

9,379	15,118	307	207	1,334	1,405	2,394,177	1,780,507
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
16,015	15,588	839	716	8,127	7,830	90,667	68,099
(18,842)	(22,208)	(1,030)	(883)	(10,473)	(9,824)	(1,819,153)	(1,644,009)

6,552	8,498	116	40	(1,012)	(589)	665,691	204,597

2,201	1,740	—	—	940	112	503,545	300,900
1,779	1,645	—	—	4,058	4,068	17,750	13,111
(2,659)	(2,054)	—	—	(6,797)	(5,951)	(388,245)	(258,125)

1,321	1,331	—	—	(1,799)	(1,771)	133,050	55,886

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Mortgage Securities HLS Fund		Small Company HLS Fund
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007		December 31, 2006
Operations:
Net investment income (loss)	$25,565	$27,043	$(1,112)		$2,224
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(1,578)	(2,723)	176,151		280,208
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(7,604)	1,050	26,360		(107,789)
Payment from (to) affiliate	—	—	3,000		1,839

Net increase (decrease) in net assets resulting from operations	16,383	25,370	204,399		176,482

Distributions to Shareholders:
From net investment income
Class IA	(19,445)	(43,331)	(2,999)		(1,995)
Class IB	(6,034)	(14,091)	—		(310)
From net realized gain on investments
Class IA	—	—	(187,848)		(166,251)
Class IB	—	—	(49,715)		(46,960)

Total distributions	(25,479)	(57,422)	(240,562)		(215,516)

Capital Share Transactions:
Class IA
Sold	35,958	39,710	270,005		351,795
Issued on in-kind transactions	—	—	12,557	(J)	—
Issued in merger	—	—	—		—
Issued on reinvestment of distributions	19,445	43,331	190,847		168,246
Redeemed	(102,801)	(109,527)	(290,452)		(372,191)

Total capital share transactions	(47,398)	(26,486)	182,957		147,850

Class IB
Sold	11,912	10,303	85,328		127,914
Issued on reinvestment of distributions	6,034	14,091	49,715		47,270
Redeemed	(38,185)	(42,979)	(120,205)		(77,994)

Total capital share transactions	(20,239)	(18,585)	14,838		97,190

Net increase (decrease) from capital share transactions	(67,637)	(45,071)	197,795		245,040

Net increase (decrease) in net assets	(76,733)	(77,123)	161,632		206,006

Net Assets:
Beginning of period	543,508	620,631	1,443,587		1,237,581

End of period	$466,775	$543,508	$1,605,219		$1,443,587

Accumulated undistributed (distribution in excess of) net investment income	$1,345	$879	$(161)		$—

Shares:
Class IA
Sold	3,279	3,523	13,231		17,120
Issued on in-kind transactions	—	—	614	(J)	—
Issued in merger	—	—	—		—
Issued on reinvestment of distributions	1,848	3,999	10,324		8,874
Redeemed	(9,378)	(9,703)	(14,477)		(17,994)

Total share activity	(4,251)	(2,181)	9,692		8,000

Class IB
Sold	1,094	924	4,302		6,160
Issued on reinvestment of distributions	577	1,310	2,744		2,541
Redeemed	(3,507)	(3,832)	(6,155)		(3,776)

Total share activity	(1,836)	(1,598)	891		4,925

(J)	During the year ended December 31, 2007, Hartford Small Company HLS Fund received in-kind subscriptions of securities from a shareholder in exchange for shares of this fund.

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
SmallCap Growth HLS Fund		SmallCap Value HLS Fund		Stock HLS Fund		Total Return Bond HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

$4,452	$3,507	$1,241	$1,374	$49,070	$65,537	$224,153	$185,710
69,858	69,364	8,626	19,412	591,094	646,070	28,805	(23,745)
(86,281)	(13,942)	(13,235)	(3,759)	(328,015)	(4,441)	(58,854)	22,008
—	(229)	—	—	—	5,820	—	107

(11,971)	58,700	(3,368)	17,027	312,149	712,986	194,104	184,080

(1,968)	(2,690)	(1,157)	(1,296)	(41,670)	(57,414)	(179,134)	(146,134)
(52)	(351)	(3)	(2)	(5,163)	(7,809)	(51,864)	(46,861)

(50,679)	(49,201)	(10,609)	(19,902)	(578,175)	(250,786)	—	(400)
(18,161)	(18,032)	(26)	(33)	(97,285)	(42,418)	—	(149)

(70,860)	(70,274)	(11,795)	(21,233)	(722,293)	(358,427)	(230,998)	(193,544)

64,470	167,604	5,353	3,893	115,886	162,487	664,704	692,109
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
52,647	51,890	11,766	21,198	619,845	308,200	179,134	146,535
(161,711)	(171,018)	(22,338)	(22,009)	(972,979)	(1,065,093)	(396,537)	(533,586)

(44,594)	48,476	(5,219)	3,082	(237,248)	(594,406)	447,301	305,058

32,345	79,810	138	53	31,937	33,536	160,718	114,885
18,213	18,383	29	35	102,448	50,227	51,864	47,010
(74,858)	(91,120)	(54)	(56)	(181,913)	(144,888)	(209,678)	(189,475)

(24,300)	7,073	113	32	(47,528)	(61,125)	2,904	(27,580)

(68,894)	55,549	(5,106)	3,114	(284,776)	(655,531)	450,205	277,478

(151,725)	43,975	(20,269)	(1,092)	(694,920)	(300,972)	413,311	268,014

1,020,002	976,027	102,404	103,496	5,256,803	5,557,775	4,081,729	3,813,715

$868,277	$1,020,002	$82,135	$102,404	$4,561,883	$5,256,803	$4,495,040	$4,081,729

$2,211	$—	$20	$30	$5,586	$4,252	$12,254	$4,639

3,015	7,759	410	269	2,114	3,194	58,227	61,030
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
2,865	2,481	1,084	1,622	12,999	5,888	16,235	13,029
(7,517)	(8,077)	(1,705)	(1,523)	(17,700)	(20,812)	(34,707)	(47,107)

(1,637)	2,163	(211)	368	(2,587)	(11,730)	39,755	26,952

1,510	3,701	11	3	584	656	14,160	10,191
993	881	3	3	2,152	962	4,722	4,198
(3,516)	(4,435)	(4)	(4)	(3,313)	(2,835)	(18,438)	(16,792)

(1,013)	147	10	2	(577)	(1,217)	444	(2,403)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford U.S. Government		Hartford		Hartford
	Securities HLS Fund		Value HLS Fund		Value Opportunities HLS Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Operations:
Net investment income (loss)	$53,671	$41,615	$5,928	$4,580	$7,956	$7,275
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	1,189	(8,996)	29,037	36,922	68,339	46,699
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(7,205)	4,926	2,032	30,229	(113,648)	47,434
Payment from (to) affiliate	—	—	—	33	—	280

Net increase (decrease) in net assets resulting from operations	47,655	37,545	36,997	71,764	(37,353)	101,688

Distributions to Shareholders:
From net investment income
Class IA	(31,893)	(22,204)	(4,090)	(3,189)	(6,367)	(5,905)
Class IB	(10,663)	(10,055)	(1,347)	(1,169)	(1,317)	(1,488)
From net realized gain on investments
Class IA	—	—	(26,740)	(6,002)	(72,368)	(51,405)
Class IB	—	—	(13,121)	(3,835)	(19,778)	(18,120)

Total distributions	(42,556)	(32,259)	(45,298)	(14,195)	(99,830)	(76,918)

Capital Share Transactions:
Class IA
Sold	284,224	263,885	103,127	87,474	104,697	124,587
Issued on in-kind transactions	—	—	—	—	—	—
Issued in merger	—	—	—	—	—	—
Issued on reinvestment of distributions	31,893	22,204	30,830	9,192	78,735	57,311
Redeemed	(106,553)	(169,642)	(78,091)	(48,293)	(126,355)	(81,630)

Total capital share transactions	209,564	116,447	55,866	48,373	57,077	100,268

Class IB
Sold	57,814	31,121	18,968	27,688	30,962	30,780
Issued on reinvestment of distributions	10,663	10,055	14,468	5,003	21,095	19,607
Redeemed	(62,720)	(75,234)	(47,778)	(35,942)	(66,189)	(44,699)

Total capital share transactions	5,757	(34,058)	(14,342)	(3,251)	(14,132)	5,688

Net increase (decrease) from capital share transactions	215,321	82,389	41,524	45,122	42,945	105,956

Net increase (decrease) in net assets	220,420	87,675	33,223	102,691	(94,238)	130,726

Net Assets:
Beginning of period	1,002,602	914,927	426,117	323,426	672,799	542,073

End of period	$1,223,022	$1,002,602	$459,340	$426,117	$578,561	$672,799

Accumulated undistributed (distribution in excess of) net investment income	$54,273	$42,556	$811	$332	$595	$345

Shares:
Class IA
Sold	25,680	23,908	7,832	7,229	5,139	6,343
Issued on in-kind transactions	—	—	—	—	—	—
Issued in merger	—	—	—	—	—	—
Issued on reinvestment of distributions	2,960	2,082	2,339	773	4,986	3,023
Redeemed	(9,620)	(15,347)	(5,923)	(4,040)	(6,303)	(4,203)

Total share activity	19,020	10,643	4,248	3,962	3,822	5,163

Class IB
Sold	5,269	2,843	1,428	2,289	1,531	1,570
Issued on reinvestment of distributions	993	946	1,098	427	1,334	1,042
Redeemed	(5,685)	(6,870)	(3,613)	(2,997)	(3,263)	(2,322)

Total share activity	577	(3,081)	(1,087)	(281)	(398)	290

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements
December 31, 2007
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”) and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the “Companies”) are open-end management investment companies comprised of thirty-three portfolios (each a “Fund” or together the “Funds”). They are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund. The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies, except for Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund, which are non-diversified.

Each Fund is divided into Class IA and Class IB shares, except Class IB shares are currently not offered for Hartford LargeCap Growth HLS Fund and Hartford MidCap Growth HLS Fund. Each class is offered at Net Asset Value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distributions and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

Effective February 2, 2007, Hartford LargeCap Growth HLS Fund and Hartford Capital Opportunities HLS Fund were merged into Hartford Blue Chip Stock Fund and on that date Hartford Blue Chip Stock HLS Fund was renamed Hartford LargeCap Growth HLS Fund. Effective October 12, 2007, Hartford International Stock HLS Fund was merged into Hartford International Opportunities HLS Fund.

Effective July 27, 2007, Hartford Focus HLS Fund was renamed Hartford Fundamental Growth HLS Fund, Hartford Global Leaders HLS Fund was renamed Hartford Global Growth HLS Fund and Hartford International Capital Appreciation HLS Fund was renamed Hartford International Growth HLS Fund.

Indemnifications:  Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in the investment company industry:

a)	Security Transactions — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

b)	Security Valuation and Investment Income — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund’s shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

Debt securities (other than short-term obligations and senior floating rate interests), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Hartford Money Market HLS Fund’s investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter (“OTC”) market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government

Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2007.

g)	Reverse Repurchase Agreements — Each Fund, except Hartford Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund’s NAV. As of December 31, 2007, there were no outstanding reverse repurchase agreements.

h)	Futures and Options Transactions — Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2007.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a “segregated account” consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the year ended December 31, 2007, are summarized below:

	Hartford Advisers HLS Fund
	Options Contract Activity During the
	Year Ended December 31, 2007
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	2,750	899
Expired	—	—
Closed	(1,225)	(336)
Exercised	(1,525)	(563)

End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	15,885	4,276
Expired	—	—
Closed	(15,885)	(4,276)
Exercised	—	—

End of Period	—	$—

Hartford Capital Appreciation HLS Fund
Options Contract Activity During the
Year Ended December 31, 2007
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	4,596	1,055
Expired	—	—
Closed	(4,596)	(1,055)
Exercised	—	—

End of Period	—	$—

	Hartford Disciplined Equity HLS Fund
	Options Contract Activity During the
	Year Ended December 31, 2007
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	$2,522	$208
Written	20,526	1,787
Expired	(11,855)	(999)
Closed	(7,022)	(530)
Exercised	(1,519)	(173)

End of Period	2,652	$293

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	9,712	632
Expired	(5,607)	(332)
Closed	(4,105)	(300)
Exercised	—	—

End of Period	—	$—

	Hartford Stock HLS Fund
	Options Contract Activity During the
	Year Ended December 31, 2007
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	2,457	796
Expired	—	—
Closed	(1,173)	(322)
Exercised	(1,284)	(474)

End of Period	—	$—

*	The number of contracts does not omit 000’s.

i)	Forward Foreign Currency Contracts — For the year ended December 31, 2007, certain Funds, as shown on the Schedule of Investments entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

j)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of December 31, 2007, as shown on the Schedule of Investments under Exchange Traded Funds.

k)	Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

l)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006
		Long-Term		Long-Term
	Ordinary Income	Capital Gains(a)	Ordinary Income	Capital Gains(a)

Hartford Advisers HLS Fund	$685,113	$286,923	$515,345	$282,069
Hartford Capital Appreciation HLS Fund	706,183	1,741,718	787,497	1,177,329
Hartford Disciplined Equity HLS Fund	25,000	—	17,225	—
Hartford Dividend and Growth HLS Fund	162,791	530,149	138,240	486,777
Hartford Equity Income HLS Fund	13,741	15,828	7,996	787
Hartford Fundamental Growth HLS Fund	6,489	957	3,929	3,223
Hartford Global Advisers HLS Fund	9,527	21,318	17,582	6,391
Hartford Global Communications HLS Fund	750	4,849	1,350	3,813
Hartford Global Financial Services HLS Fund	841	6,585	1,063	1,043
Hartford Global Growth HLS Fund	32,462	107,761	29,720	44,208
Hartford Global Health HLS Fund	11,053	46,499	22,014	39,823
Hartford Growth HLS Fund	4,132	34,880	2,054	33,419
Hartford Growth Opportunities HLS Fund	163,824	102,292	48,149	89,358
Hartford High Yield HLS Fund	53,333	—	103,905	—
Hartford Index HLS Fund	29,201	93,161	30,059	203,364
Hartford International Growth HLS Fund	103,923	89,279	47,161	22,551
Hartford International Opportunities HLS Fund	218,997	244,053	109,112	79,473
Hartford International Small Company HLS Fund	39,913	34,809	32,458	17,566
Hartford LargeCap Growth HLS Fund	968	13,191	458	—
Hartford MidCap HLS Fund	142,144	326,952	65,602	402,928
Hartford MidCap Growth HLS Fund	7,374	1,600	2,321	5,502
Hartford MidCap Value HLS Fund	40,878	131,152	49,607	99,548
Hartford Money Market HLS Fund	108,593	—	81,039	—
Hartford Mortgage Securities HLS Fund	25,479	—	57,422	—
Hartford Small Company HLS Fund	152,417	88,145	32,940	182,576
Hartford SmallCap Growth HLS Fund	2,786	68,074	5,050	65,224

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006
		Long-Term		Long-Term
	Ordinary Income	Capital Gains(a)	Ordinary Income	Capital Gains(a)

Hartford SmallCap Value HLS Fund	$6,498	$5,297	$6,571	$14,662
Hartford Stock HLS Fund	460,819	261,474	128,118	230,309
Hartford Total Return Bond HLS Fund	230,998	—	192,995	549
Hartford U.S. Government Securities HLS Fund	42,556	—	32,259	—
Hartford Value HLS Fund	12,009	33,289	5,204	8,991
Hartford Value Opportunities HLS Fund	26,838	72,992	34,290	42,628

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2007, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital Gains	Appreciation	Earnings
	Income	Capital Gain	(Losses)*	(Depreciation)@	(Deficit)

Hartford Advisers HLS Fund	$16,676	$30,855	$—	$68,856	$116,387
Hartford Capital Appreciation HLS Fund	288,623	871,235	—	1,666,605	2,826,463
Hartford Disciplined Equity HLS Fund	19,430	127,447	(15,437)	202,876	334,316
Hartford Dividend and Growth HLS Fund	26,321	107,986	—	1,365,277	1,499,584
Hartford Equity Income HLS Fund	1,001	23,349	—	59,157	83,507
Hartford Fundamental Growth HLS Fund	8,938	913	—	5,113	14,964
Hartford Global Advisers HLS Fund	1,481	5,176	—	59,769	66,426
Hartford Global Communications HLS Fund	61	4,159	—	7,097	11,317
Hartford Global Financial Services HLS Fund	690	2,262	(742)	2,243	4,453
Hartford Global Growth HLS Fund	3,881	34,060	—	324,273	362,214
Hartford Global Health HLS Fund	2,188	380	(489)	46,492	48,571
Hartford Global Technology HLS Fund	—	—	(23,115)	12,917	(10,198)
Hartford Growth HLS Fund	3,084	12,569	—	86,931	102,584
Hartford Growth Opportunities HLS Fund	20,360	33,993	—	266,798	321,151
Hartford High Yield HLS Fund	2,107	—	(24,964)	(28,862)	(51,719)
Hartford Index HLS Fund	1,868	18,727	—	315,035	335,630
Hartford International Growth HLS Fund	25,359	16,919	(920)	147,598	188,956
Hartford International Opportunities HLS Fund	59,482	21,880	(7,187)	365,426	439,601
Hartford International Small Company HLS Fund	3,296	6,299	(1,526)	18,827	26,896
Hartford LargeCap Growth HLS Fund	76	16,838	(44,470)	3,939	(23,617)
Hartford MidCap HLS Fund	50,336	70,346	—	287,093	407,775
Hartford MidCap Growth HLS Fund	280	209	—	419	908
Hartford MidCap Value HLS Fund	25,591	123,258	(905)	66,409	214,353
Hartford Mortgage Securities HLS Fund	1,345	—	(21,831)	(10,749)	(31,235)
Hartford Small Company HLS Fund	—	4,833	(3,787)	160,057	161,103
Hartford SmallCap Growth HLS Fund	3,134	3,943	—	(1,598)	5,479
Hartford SmallCap Value HLS Fund	445	197	(533)	(4,520)	(4,411)
Hartford Stock HLS Fund	20,496	6,404	—	38,544	65,444
Hartford Total Return Bond HLS Fund	14,701	—	(22,194)	(66,357)	(73,850)
Hartford U.S. Government Securities HLS Fund	54,163	—	(28,874)	(12,108)	13,181
Hartford Value HLS Fund	6,907	19,554	—	82,969	109,430
Hartford Value Opportunities HLS Fund	1,783	1,487	(12,259)	(17,164)	(26,153)

*	Certain Funds had capital loss carryforwards that are identified in Note 2(n).

@	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

m)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, net operating losses and capital loss carryforward expiration that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2007, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated Net
	Net Investment	Realized Gain
	Income	(Loss)	Paid-in-Capital

Hartford Advisers HLS Fund	$(698)	$698	$—
Hartford Capital Appreciation HLS Fund	(52,719)	52,215	504
Hartford Disciplined Equity HLS Fund	(10)	10	—
Hartford Dividend and Growth HLS Fund	(325)	325	—
Hartford Equity Income HLS Fund	(444)	444	—
Hartford Fundamental Growth HLS Fund	(4)	4	—
Hartford Global Advisers HLS Fund	(2,610)	2,610	—
Hartford Global Communications HLS Fund	4	(4)	—
Hartford Global Financial Services HLS Fund	8	(8)	—
Hartford Global Growth HLS Fund	2,132	(2,132)	—
Hartford Global Health HLS Fund	(39)	39	—
Hartford Global Technology HLS Fund	566	37	(603)
Hartford Growth HLS Fund	(3)	3	—
Hartford Growth Opportunities HLS Fund	(157)	157	—
Hartford High Yield HLS Fund	(219)	614	(395)
Hartford Index HLS Fund	(409)	394	15
Hartford International Growth HLS Fund	(535)	535	—
Hartford International Opportunities HLS Fund	(662)	662	—
Hartford International Small Company HLS Fund	1,323	(2,059)	736
Hartford MidCap HLS Fund	8,442	(12,765)	4,323
Hartford MidCap Growth HLS Fund	(9)	8	1
Hartford MidCap Value HLS Fund	(360)	277	83
Hartford Mortgage Securities HLS Fund	380	(380)	—
Hartford Small Company HLS Fund	950	(2,104)	1,154
Hartford SmallCap Growth HLS Fund	(221)	221	—
Hartford SmallCap Value HLS Fund	(91)	102	(11)
Hartford Stock HLS Fund	(903)	903	—
Hartford Total Return Bond HLS Fund	14,460	(14,453)	(7)
Hartford U.S. Government Securities HLS Fund	602	109	(711)
Hartford Value HLS Fund	(12)	12	—
Hartford Value Opportunities HLS Fund	(22)	(43)	65

n)	Capital Loss Carryforwards:

As of December 31, 2007 (tax-year-end), the following Funds had capital loss carryforwards for U.S. Federal income tax purposes:

	Year of Expiration
Fund	2008	2009	2010	2011	2012	2013	2014	2015	Total

Hartford Disciplined Equity HLS Fund	$3,895	$8,430	$758	$—	$—	$—	$—	$—	$13,083
Hartford Global Technology HLS Fund	—	—	23,115	—	—	—	—	—	23,115
Hartford High Yield HLS Fund	3,479	875	—	13,116	—	—	2,846		20,316
Hartford International Opportunities HLS Fund	—	3,630	1,046	—	—	—	—	—	4,676
Hartford LargeCap Growth HLS Fund	—	17,945	24,574	1,605	346	—	—	—	44,470
Hartford Mortgage Securities HLS Fund	—	—	—	—	8,992	2,409	8,362	2,068	21,831
Hartford Total Return Bond HLS Fund	—	—	—	—	—	—	22,194	—	22,194
Hartford U.S. Government Securities HLS Fund	1,398	—	—	—	3,025	10,631	13,820	—	28,874

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

As of December 31, 2007, the Funds elected to defer the following post October losses.

		Long-Term
Fund	Ordinary Income	Capital Gain

Hartford Disciplined Equity HLS Fund	$—	$2,354
Hartford Global Financial Services HLS Fund	—	742
Hartford Global Health HLS Fund	—	489
Hartford High Yield HLS Fund	—	4,648
Hartford International Growth HLS Fund	920	—
Hartford International Opportunities HLS Fund	2,509	—
Hartford International Small Company HLS Fund	1,526	—
Hartford MidCap Value HLS Fund	—	905
Hartford Small Company HLS Fund	—	3,787
Hartford SmallCap Value HLS Fund	—	533
Hartford Value Opportunities HLS Fund	—	12,259

Hartford High Yield HLS Fund had expiration of capital loss carryover in the amount of $395 in 2007.

Based on certain provisions in the IRC, various limitations regarding the future utilization of Hartford Disciplined Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Large Cap Growth HLS Fund and Hartford Total Return Bond HLS Fund carryforwards may apply.

o)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48, for all open tax years (tax years ended December 31, 2005-2007) and has determined there is no impact to the Funds’ financial statements.

p)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV per share is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable NAV per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sale, adjustments related to Passive Foreign Investment Companies, certain derivatives and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Note 2 (m)).

q)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors.

r)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2007, the Funds entered into outstanding when-issued or forward commitments as follows:

Fund	Cost

Hartford Capital Appreciation HLS Fund	$4,022
Hartford Global Advisers HLS Fund	17,634
Hartford High Yield HLS Fund	8,809
Hartford Total Return Bond HLS Fund	139,067
Hartford U.S. Government Securities HLS Fund	50,602

s)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a Fund which holds securities with high yield bonds may fluctuate more than with less aggressive bond funds.

t)	Senior Floating Rate Interests — Certain Funds, as shown on the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be liquidated.

u)	Prepayment Risks — Most senior floating rate interests, certain debt securities and interest-only securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a principal risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

v)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

w)	Swaps — Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Certain Funds. as shown on the Schedule of Investments, had outstanding swaps as of December 31, 2007.

x)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds’ financial statements with fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated the impact of the standard and does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

3.	Expenses:

a)	Investment Management and Advisory Agreements — HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to separate Investment Management Agreements with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services for Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Growth HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Total Return Bond HLS Fund and Hartford U.S. Government Securities HLS Fund.

HL Advisors has also contracted with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) for the provision of day-to-day investment management services for Hartford SmallCap Value HLS Fund.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management, KAR, MetWest Capital, SSgA FM and Wellington, as applicable.

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets, except for Hartford Index HLS Fund. Hartford Index HLS Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees). Directors’ fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

The schedules below reflect the rates of compensation paid to HL Advisors for investment advisory services and to HLIC for administrative services rendered during the year ended December 31, 2007; the rates are accrued daily and paid monthly.

Hartford Index HLS Fund

Average Daily Net Assets	Annual Rate

On first $2 billion	0.300%
Next $3 billion	0.200%
Next $5 billion	0.180%
Over $10 billion	0.170%

Hartford Money Market HLS Fund(1)
and Hartford Mortgage Securities HLS Fund

Average Daily Net Assets	Annual Rate

On first $2 billion	0.450%
On next $3 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

(1)	Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average daily net assets until December 31, 2007. This waiver will be continued until December 31, 2008.

Hartford Advisers HLS Fund

Average Daily Net Assets	Annual Rate

On first $250 million	0.680%
On next $250 million	0.655%
On next $500 million	0.645%
Over $1 billion	0.595%

Hartford U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Rate

On first $50 million	0.500%
On next $4.95 billion	0.450%
On next $5 billion	0.430%
Over $10 billion	0.420%

Hartford Capital Appreciation HLS Fund,
Hartford Disciplined Equity HLS Fund,
Hartford Dividend and Growth HLS Fund,
Hartford Global Advisers HLS Fund,
Hartford Global Growth HLS Fund,
Hartford International Opportunities HLS Fund
and Hartford MidCap HLS Fund

Average Daily Net Assets	Annual Rate

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
Over $1 billion	0.625%

Hartford Growth Opportunities HLS Fund,
Hartford SmallCap Growth HLS Fund
and Hartford Value Opportunities HLS Fund

Average Daily Net Assets	Annual Rate

On first $100 million	0.700%
Over $100 million	0.600%

Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate

On first $250 million	0.525%
On next $250 million	0.500%
On next $500 million	0.475%
On next $4 billion	0.450%
On next $5 billion	0.430%
Over $10 billion	0.420%

Hartford High Yield HLS Fund(2)

Average Daily Net Assets	Annual Rate

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
On next $4 billion	0.625%
On next $5 billion	0.605%
Over $10 billion	0.595%

(2)	HL Advisors voluntarily agreed to waive management fees of 0.05% of average daily net assets until December 31, 2007.
Effective January 1, 2008, HL Advisors permanently reduced the management fees and consolidated the first two break points into a single breakpoint at $500 million. The new schedule is as follows:

Average Daily Net Assets	Annual Rate

On first $500 million	0.700%
On next $500 million	0.675%
On next $4 billion	0.625%
On next $5 billion	0.605%
Over $10 billion	0.595%

Hartford LargeCap Growth HLS Fund(3)

Average Daily Net Assets	Annual Rate

On first $500 million	0.650%
On next $500 million	0.600%
Over $1 billion	0.550%

(3)	Effective November 13, 2006, HL Advisors voluntarily agreed to waive management fees of 0.21% of average daily net assets until December 31, 2007.

Hartford MidCap Growth HLS Fund(4)

Average Daily Net Assets	Annual Rate

On first $500 million	0.800%
On next $500 million	0.750%
Over $1 billion	0.700%

(4)	HL Advisors voluntarily agreed to waive management fees of 0.20% of average daily net assets until December 31, 2007.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

Hartford Stock HLS Fund

Average Daily Net Assets	Annual Rate

On first $250 million	0.525%
On next $250 million	0.500%
On next $500 million	0.475%
Over $1 billion	0.450%

Hartford SmallCap Value HLS Fund

Average Daily Net Assets	Annual Rate

On first $50 million	0.900%
Over $50 million	0.850%

Hartford Equity Income HLS Fund,
Hartford Growth HLS Fund,
Hartford MidCap Value HLS Fund
and Hartford Value HLS Fund

Average Daily Net Assets	Annual Rate

On first $250 million	0.825%
On next $250 million	0.775%
On next $500 million	0.725%
Over $1 billion	0.675%

Hartford Global Communications HLS Fund,
Hartford Global Financial Services HLS Fund,
Hartford Global Health HLS Fund,
Hartford Global Technology HLS Fund,
Hartford International Growth HLS Fund
and Hartford International Small Company HLS Fund

Average Daily Net Assets	Annual Rate

On first $250 million	0.850%
On next $250 million	0.800%
Over $500 million	0.750%

Hartford Fundamental Growth HLS Fund(5)

Average Daily Net Assets	Annual Rate

On first $250 million	0.800%
On next $250 million	0.750%
Over $500 million	0.700%

(5)	Effective March 30, 2007, HL Advisors agreed to permanently reduce its management fees for this fund. The schedule prior to March 30, 2007 was as follows:

Average Daily Net Assets	Annual Rate

On first $250 million	0.850%
On next $250 million	0.800%
Over $500 million	0.750%

Hartford Small Company HLS Fund

Average Daily Net Assets	Annual Rate

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
On next $500 million	0.600%
Over $1.5 billion	0.550%

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund’s average daily net assets. The Funds’ accounting services fees are accrued daily and paid monthly.

Effective January 1, 2008, the rates of compensation paid to HLIC is as follows:

Hartford Capital Appreciation HLS Fund,
Hartford Global Advisers HLS Fund,
Hartford High Yield HLS Fund
and Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Hartford Advisers HLS Fund,
Hartford International Growth HLS Fund,
Hartford International Opportunities HLS Fund
and Hartford International Small Company HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Hartford Dividend and Growth HLS Fund
and Hartford Global Growth HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Disciplined Equity HLS Fund,
Hartford MidCap HLS Fund,
Hartford Mortgage Securities HLS Fund
and Hartford Small Company HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.012%
Over $5 billion	0.010%

Hartford Equity Income HLS Fund,
Hartford Fundamental Growth HLS Fund,
Hartford Global Communications HLS Fund,
Hartford Global Financial Services HLS Fund,
Hartford Global Health HLS Fund,
Hartford Global Technology HLS Fund,
Hartford Growth HLS Fund,
Hartford Index HLS Fund,
Hartford MidCap Value HLS Fund,
Hartford Money Market HLS Fund,
Hartford Stock HLS Fund
and Hartford Value HLS Fund

Average Daily Net Assets	Annual Rate

All assets	0.010%

d)	Other Related Party Transactions — The Hartford provided certain legal services to the Funds, for which the Funds were charged $58 for the year ended December 31, 2007. Certain officers of the Funds are directors and/or officers of HLIA, Hartford Investment Management and/or The Hartford or its subsidiaries. For the year ended December 31, 2007, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $137. Hartford Investor Services Company LLC (“HISC”), a wholly-owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $106 for providing such services. The Funds accrue these fees daily and pay monthly.

e)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to a specific class within a Fund. Non-allocable expenses are charged to each Fund based on specific identification.

f)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisers, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank, State Street Bank & Trust, has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest bearing custody account. For the year ended December 31, 2007, these amounts are included in the Statements of Operations.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Ratio of Expenses		Ratio of Expenses		Ratio of Expenses		Ratio of Expenses
	to Average Net Assets After		to Average Net Assets After		to Average Net Assets After		to Average Net Assets After
	Waivers and Offsets		Waivers and Offsets		Waivers and Offsets		Waivers and Offsets
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.63%	0.88%	0.62%	0.87%	0.64%	0.89%	0.66%	0.91%
Hartford Capital Appreciation HLS Fund	0.67	0.93	0.66	0.91	0.67	0.92	0.67	0.92
Hartford Disciplined Equity HLS Fund	0.70	0.95	0.71	0.96	0.72	0.97	0.74	0.99
Hartford Dividend and Growth HLS Fund	0.67	0.92	0.66	0.91	0.66	0.91	0.67	0.92
Hartford Equity Income HLS Fund	0.83	1.08	0.74	0.99	0.75	1.00	0.88	1.13
Hartford Fundamental Growth HLS Fund	0.86	1.11	0.83	1.08	0.89	1.14	0.86	1.11
Hartford Global Advisers HLS Fund	0.80	1.05	0.80	1.05	0.77	1.03	0.78	1.03
Hartford Global Communications HLS Fund	0.94	1.19	0.64	0.89	0.82	1.06	0.99	1.24
Hartford Global Financial Services HLS Fund	0.96	1.21	0.61	0.86	0.80	1.05	0.94	1.19
Hartford Global Growth HLS Fund	0.73	0.98	0.74	0.99	0.68	0.93	0.68	0.93
Hartford Global Health HLS Fund	0.87	1.12	0.87	1.12	0.86	1.11	0.86	1.11
Hartford Global Technology HLS Fund	0.90	1.15	0.93	1.18	0.91	1.16	0.83	1.08
Hartford Growth HLS Fund	0.83	1.08	0.82	1.07	0.82	1.07	0.83	1.08
Hartford Growth Opportunities HLS Fund	0.63	0.88	0.63	0.88	0.58	0.84	0.57	0.82
Hartford High Yield HLS Fund	0.72	0.97	0.72	0.97	0.76	1.01	0.77	1.02
Hartford Index HLS Fund	0.33	0.58	0.33	0.58	0.42	0.67	0.44	0.69
Hartford International Growth HLS Fund	0.82	1.07	0.85	1.10	0.86	1.11	0.89	1.14
Hartford International Opportunities HLS Fund	0.70	0.95	0.73	0.98	0.74	0.99	0.74	0.99
Hartford International Small Company HLS Fund	0.88	1.13	0.92	1.17	0.97	1.22	1.01	1.26
Hartford LargeCap Growth HLS Fund	0.47	NA	0.78	NA	0.81	NA	0.90	NA
Hartford MidCap HLS Fund	0.68	0.93	0.66	0.91	0.68	0.93	0.68	0.93
Hartford MidCap Growth HLS Fund	0.65	NA	0.78	NA	0.81	NA	0.94	NA
Hartford MidCap Value HLS Fund	0.79	1.04	0.77	1.02	0.78	1.03	0.78	1.03
Hartford Money Market HLS Fund	0.42	0.67	0.48	0.73	0.49	0.74	0.48	0.73
Hartford Mortgage Securities HLS Fund	0.48	0.73	0.49	0.74	0.49	0.74	0.49	0.74
Hartford Small Company HLS Fund	0.70	0.95	0.70	0.95	0.71	0.96	0.70	0.95
Hartford SmallCap Growth HLS Fund	0.63	0.88	0.62	0.87	0.62	0.87	0.63	0.88
Hartford SmallCap Value HLS Fund	0.96	1.21	0.97	1.22	0.92	1.17	0.92	1.17
Hartford Stock HLS Fund	0.48	0.73	0.47	0.72	0.48	0.73	0.48	0.73
Hartford Total Return Bond HLS Fund	0.49	0.74	0.49	0.74	0.50	0.75	0.50	0.75
Hartford U.S. Government Securities HLS Fund	0.47	0.72	0.48	0.73	0.47	0.72	0.47	0.72
Hartford Value HLS Fund	0.84	1.09	0.84	1.09	0.85	1.10	0.85	1.10
Hartford Value Opportunities HLS Fund	0.63	0.88	0.64	0.89	0.64	0.89	0.66	0.91

g)	Distribution Plan for Class IB Shares — All Funds with Class IB shares have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc. (“Hartford Life”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of Class IB shares.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The Funds’ distribution fees are accrued daily and paid monthly.

h)	Payment from (to) Affiliate — The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively, “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Boards of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners. Pursuant to the agreement, the following amounts have been paid (received) to (from) the Funds indicated in 2006 and 2005.

Fund	2006	2005

Hartford Disciplined Equity HLS Fund	$104	$—
Hartford Dividend and Growth HLS Fund	398	—
Hartford Growth HLS Fund	253	440
Hartford Growth Opportunities HLS Fund	257	1,140
Hartford High Yield HLS Fund	129	4,027
Hartford Index HLS Fund	90	—
Hartford MidCap HLS Fund	—	513
Hartford MidCap Value HLS Fund	821	445
Hartford Small Company HLS Fund	189	972
Hartford SmallCap Growth HLS Fund	(350)	1,892
Hartford Stock HLS Fund	259	—
Hartford Total Return Bond HLS Fund	107	—
Hartford Value Opportunities HLS Fund	220	—

In 2005, Hartford SmallCap Growth HLS Fund recorded a receivable from affiliate for $494 as an estimate of the total due from affiliate for the calendar year. When the final calculation was completed for the full indemnification period (which ended in 2006), it was determined the payment from affiliate should only be $144. The table above reflects the net payment from affiliate.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds in the amounts indicated below. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

Fund	Reimbursement Amount

Hartford Advisers HLS Fund	$6,804
Hartford Capital Appreciation HLS Fund	11,567
Hartford Disciplined Equity HLS Fund	501
Hartford Dividend and Growth HLS Fund	3,856
Hartford Fundamental Growth HLS Fund	110
Hartford Global Advisers HLS Fund	572
Hartford Global Communications HLS Fund	11
Hartford Global Financial Services HLS Fund	6
Hartford Global Growth HLS Fund	3,344
Hartford Global Health HLS Fund	116
Hartford Global Technology HLS Fund	88
Hartford Growth HLS Fund	33
Hartford Growth Opportunities HLS Fund	841
Hartford International Growth HLS Fund	11
Hartford International Opportunities HLS Fund	314
Hartford International Small Company HLS Fund	11
Hartford MidCap HLS Fund	3,817
Hartford MidCap Value HLS Fund	159
Hartford Small Company HLS Fund	1,650
Hartford SmallCap Growth HLS Fund	121
Hartford Stock HLS Fund	5,561
Hartford Value HLS Fund	33
Hartford Value Opportunities HLS Fund	60

On April 20, 2007, Hartford MidCap Growth HLS Fund was reimbursed $114 in trading reimbursements relating to the change in portfolio managers of the Fund.

On May 2, 2007 and June 8, 2007, Hartford Small Company HLS Fund was reimbursed $2,514 in trading reimbursements and $486 for incorrect IPO allocations, respectively.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

The total return in the financial highlights includes the impact of the payment from (to) affiliates. The tables below show the impact of each of the payments from (to) affiliates and what the total return for the years ended December 31, 2007, 2006 and 2005 would have been excluding the payments from (to) affiliates:

Impact from Payment
	Impact from Payment		from Affiliate for		Total Return Excluding
	from Affiliate for Trading		Incorrect IPO		Payments from
	Reimbursements for the		Allocations for the		Affiliate for the
	Year Ended		Year Ended		Year Ended
	December 31, 2007		December 31, 2007		December 31, 2007
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford MidCap Growth HLS Fund	0.20%	—	—	—	11.43%	—
Hartford Small Company HLS Fund	0.16%	0.16%	0.03%	0.03%	14.01%	13.73%

	Impact from Payment		Impact from Payment		Total Return Excluding
	from Affiliate for		from (to) Affiliate for		Payments from (to)
	SEC Settlement		Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.09%	0.09%	—%	—%	10.61%	10.34%
Hartford Capital Appreciation HLS Fund	0.09	0.09	—	—	16.52	16.23
Hartford Disciplined Equity HLS Fund	0.03	0.03	0.01	0.01	12.41	12.13
Hartford Dividend and Growth HLS Fund	0.06	0.06	0.01	0.01	20.29	19.99
Hartford Fundamental Growth HLS Fund	0.14	0.15	—	—	9.58	9.30
Hartford Global Advisers HLS Fund	0.17	0.16	—	—	8.67	8.40
Hartford Global Communications HLS Fund	0.05	0.05	—	—	21.98	21.67
Hartford Global Financial Services HLS Fund	0.02	0.02	—	—	20.79	20.49
Hartford Global Growth HLS Fund	0.31	0.32	—	—	13.83	13.54
Hartford Global Health HLS Fund	0.03	0.03	—	—	11.16	10.88
Hartford Global Technology HLS Fund	0.06	0.07	—	—	10.29	10.01
Hartford Growth HLS Fund	0.01	0.01	0.04	0.04	4.56	4.30
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70
Hartford High Yield HLS Fund	—	—	0.02	0.02	11.15	10.87
Hartford Index HLS Fund	—	—	0.01	0.01	15.45	15.16
Hartford International Growth HLS Fund	—	—	—	—	24.08	23.77
Hartford International Opportunities HLS Fund	0.02	0.02	—	—	24.44	24.13
Hartford International Small Company HLS Fund	0.01	—	—	—	29.33	29.01
Hartford MidCap HLS Fund	0.15	0.15	—	—	11.59	11.31
Hartford MidCap Value HLS Fund	0.02	0.02	0.08	0.09	17.78	17.48
Hartford Small Company HLS Fund	0.14	0.14	—	—	14.29	14.00
Hartford SmallCap Growth HLS Fund	0.01	0.01	(0.03)	(0.03)	6.88	6.61
Hartford Stock HLS Fund	0.11	0.12	0.01	0.01	14.53	14.24
Hartford Total Return Bond HLS Fund	—	—	—	—	4.80	4.54
Hartford Value HLS Fund	0.01	0.01	—	—	21.81	21.51
Hartford Value Opportunities HLS Fund	0.01	0.01	0.04	0.05	18.97	18.67

	Impact from Payment
	from Affiliate for		Total Return Excluding
	Unrestricted Transfers		Payments from Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Growth HLS Fund	0.09%	0.09%	4.58%	4.33%
Hartford Growth Opportunities HLS Fund	0.11	0.11	16.20	15.91
Hartford High Yield HLS Fund	0.57	0.56	1.56	1.29
Hartford MidCap HLS Fund	0.02	0.02	16.76	16.47
Hartford MidCap Value HLS Fund	0.04	0.04	9.95	9.67
Hartford Small Company HLS Fund	0.10	0.10	20.91	20.61
Hartford SmallCap Growth HLS Fund	0.22	0.22	10.80	10.56

4.	Investment Transactions:

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $36,997,029 and $36,190,030, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
Fund	Obligations	Obligations	Obligations	Obligations

Hartford Advisers HLS Fund	$7,297,673	$8,014,406	$232,579	$741,095
Hartford Capital Appreciation HLS Fund	14,657,072	16,844,548	—	—
Hartford Disciplined Equity HLS Fund	1,416,390	1,373,895	—	—
Hartford Dividend and Growth HLS Fund	1,988,591	2,401,686	—	—
Hartford Equity Income HLS Fund	123,316	150,055	—	—
Hartford Fundamental Growth HLS Fund	149,215	149,884	—	—
Hartford Global Advisers HLS Fund	441,127	461,578	47,810	43,795
Hartford Global Communications HLS Fund	30,164	34,509	—	—
Hartford Global Financial Services HLS Fund	19,970	27,466	—	—
Hartford Global Growth HLS Fund	933,370	1,108,732	—	—
Hartford Global Health HLS Fund	163,677	229,528	—	—
Hartford Global Technology HLS Fund	224,664	242,070	—	—
Hartford Growth HLS Fund	554,360	633,738	—	—
Hartford Growth Opportunities HLS Fund	2,005,785	1,964,268	—	—
Hartford High Yield HLS Fund	1,034,376	1,103,372	—	—
Hartford Index HLS Fund	75,404	355,949	—	—
Hartford International Growth HLS Fund	2,349,989	2,313,684	—	—
Hartford International Opportunities HLS Fund	2,926,210	2,967,516	—	—
Hartford International Small Company HLS Fund	436,938	465,902	—	—
Hartford LargeCap Growth HLS Fund	369,518	353,854	—	—
Hartford MidCap HLS Fund	2,379,893	2,598,479	—	—
Hartford MidCap Growth HLS Fund	125,824	132,583	—	—
Hartford MidCap Value HLS Fund	538,526	744,761	—	—
Hartford Mortgage Securities HLS Fund	1,446,914	1,526,855	—	4,436
Hartford Small Company HLS Fund	2,619,405	2,590,879	—	—
Hartford SmallCap Growth HLS Fund	798,829	954,686	—	—
Hartford SmallCap Value HLS Fund	48,166	63,484	—	—
Hartford Stock HLS Fund	4,841,818	5,805,533	—	—
Hartford Total Return Bond HLS Fund	10,893,207	10,331,038	4,771,214	4,883,768
Hartford U.S. Government Securities HLS Fund	3,247,348	3,277,719	448,422	325,354
Hartford Value HLS Fund	160,510	152,935	—	—
Hartford Value Opportunities HLS Fund	388,851	437,093	—	—

5.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the year ended December 31, 2007, the Funds did not have any borrowings under this facility.

6.	Fund Mergers:

Reorganization of certain series of Hartford HLS Series Fund II, Inc.  At a special meeting of shareholders, held on January 23, 2007, shareholders of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund by Hartford Blue Chip Stock HLS Fund.

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund, the net assets were acquired by Hartford Blue Chip HLS Fund on February 2, 2007. Hartford Blue Chip Stock HLS Fund acquired the net assets of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund in exchange for shares in Hartford Blue Chip Stock HLS Fund, which were distributed pro rata to Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund respective shareholders on February 2, 2007, in complete liquidation of both Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

The mergers were accomplished by tax free exchanges as detailed below:

Hartford Blue Chip Stock HLS Fund*	Class IA
Net assets of Hartford Capital Opportunities HLS Fund on February 2, 2007	$10,965
Net assets of Hartford LargeCap Growth HLS Fund on February 2, 2007	$58,948
Hartford Capital Opportunities HLS Fund shares exchanged	1,425
Hartford LargeCap Growth HLS Fund shares exchanged	5,714
Hartford Blue Chip Stock HLS Fund shares issued	3,338
Net assets of Hartford Blue Chip Stock HLS Fund immediately before the merger	$141,889
Net assets of Hartford Blue Chip Stock HLS Fund immediately after the merger	$211,802

Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of February 2, 2007.

	Unrealized	Accumulated Net
Fund	Appreciation	Realized Losses**	Capital Stock

Hartford Capital Opportunities HLS Fund	$1,635	$(9,563)	$18,893
Hartford LargeCap Growth HLS Fund	7,836	(38,143)	89,255

*	Following the above referenced merger, Hartford Blue Chip Stock HLS Fund was then renamed to Hartford LargeCap Growth HLS Fund.

Reorganization of certain series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.  At a special meeting of shareholders, held on September 25, 2007, shareholders of Hartford International Stock HLS Fund approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford International Stock HLS Fund by Hartford International Opportunities HLS Fund.

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of Hartford International Stock HLS Fund, the net assets were acquired by Hartford International Opportunities HLS Fund on October 12, 2007. Hartford International Opportunities HLS Fund acquired the net assets of Hartford International Stock HLS Fund in exchange for shares in Hartford International Opportunities HLS Fund, which were distributed pro rata to Hartford International Stock HLS Fund shareholders on October 12, 2007, in complete liquidation of Hartford International Stock HLS Fund.

The merger was accomplished by a tax free exchange as detailed below:

Hartford International Opportunities HLS Fund	Class IA

Net assets of Hartford International Stock HLS Fund on October 12, 2007	$99,957
Hartford International Stock HLS Fund shares exchanged	5,631
Hartford International Opportunities HLS Fund shares issued	5,347
Net assets of Hartford International Opportunities HLS Fund immediately before the merger	$2,355,950
Net assets of Hartford International Opportunities HLS Fund immediately after the merger	$2,455,907

Hartford International Stock HLS Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of October 12, 2007.

			Accumulated
			Distributions in
	Unrealized	Accumulated Net	Excess of Net
Fund	Appreciation	Realized Losses	Investment Loss**	Capital Stock

Hartford International Stock HLS Fund	$19,805	$(57)	$(2)	$80,211

**	The utilization of the tax capital loss carryover of the acquired funds may be limited by current income tax rules and regulations.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data(5) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(3)		(000’s)	Waivers(4)	Waivers(4)	Net Assets	Rate(6)
Hartford Advisers HLS Fund
For the Year Ended December 31, 2007
Class IA	$22.60	$0.55	$—	$0.90	$1.45	$(0.53)	$(2.55)	$—	$(3.08)	$(1.63)	$20.97	6.64%		$6,291,220	0.63%	0.63%	2.13%	47%
Class IB	22.78	0.49	—	0.92	1.41	(0.46)	(2.55)	—	(3.01)	(1.60)	21.18	6.37		1,080,254	0.88	0.88	1.88	—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	—	(2.34)	0.07	22.60	10.70	(7)	7,207,926	0.64	0.64	2.24	87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	—	(2.28)	0.08	22.78	10.43	(7)	1,252,293	0.89	0.89	1.99	—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)	(1.04)	(0.36)	(2.17)	(0.51)	22.53	7.24		8,157,354	0.66	0.65	1.96	89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)	(1.04)	(0.36)	(2.09)	(0.47)	22.70	6.97		1,366,216	0.91	0.90	1.72	—
For the Year Ended December 31, 2004
Class IA	22.67	0.51	—	0.33	0.84	(0.47)	—	—	(0.47)	0.37	23.04	3.74		9,699,374	0.67	0.67	2.16	36
Class IB	22.81	0.48	—	0.30	0.78	(0.42)	—	—	(0.42)	0.36	23.17	3.48		1,462,319	0.92	0.92	1.91	—
For the Year Ended December 31, 2003
Class IA	19.59	0.42	—	3.18	3.60	(0.52)	—	—	(0.52)	3.08	22.67	18.49		10,358,449	0.67	0.67	2.03	48
Class IB	19.72	0.41	—	3.16	3.57	(0.48)	—	—	(0.48)	3.09	22.81	18.20		1,263,641	0.92	0.92	1.78	—
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)	(9.67)	—	(9.74)	(1.03)	52.46	16.83		12,123,834	0.67	0.67	0.68	101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)	(9.67)	—	(9.70)	(1.20)	52.01	16.53		2,933,905	0.92	0.92	0.42	—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)	(7.16)	—	(7.92)	0.50	53.49	16.61	(7)	11,746,831	0.67	0.67	0.82	73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)	(7.16)	—	(7.77)	0.46	53.21	16.32	(7)	2,810,587	0.92	0.92	0.57	—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)	(7.94)	—	(8.46)	(0.44)	52.99	15.55		11,317,561	0.70	0.70	0.78	97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)	(7.94)	—	(8.27)	(0.43)	52.75	15.26		2,793,612	0.95	0.95	0.53	—
For the Year Ended December 31, 2004
Class IA	44.91	0.35	—	8.34	8.69	(0.17)	—	—	(0.17)	8.52	53.43	19.36		10,751,945	0.70	0.70	0.77	89
Class IB	44.76	0.27	—	8.26	8.53	(0.11)	—	—	(0.11)	8.42	53.18	19.07		2,505,798	0.95	0.95	0.52	—
For the Year Ended December 31, 2003
Class IA	31.70	0.26	—	13.17	13.43	(0.22)	—	—	(0.22)	13.21	44.91	42.38		8,912,749	0.69	0.69	0.77	94
Class IB	31.63	0.19	—	13.10	13.29	(0.16)	—	—	(0.16)	13.13	44.76	42.02		1,579,399	0.94	0.94	0.52	—
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2007
Class IA	14.08	0.16	—	1.01	1.17	(0.15)	(0.05)	—	(0.20)	0.97	15.05	8.34		1,566,652	0.70	0.70	1.04	75
Class IB	14.01	0.13	—	1.00	1.13	(0.12)	(0.05)	—	(0.17)	0.96	14.97	8.07		339,877	0.95	0.95	0.79	—
For the Year Ended December 31, 2006
Class IA	12.66	0.14	0.01	1.42	1.57	(0.15)	—	—	(0.15)	1.42	14.08	12.45	(7)	1,401,619	0.72	0.72	1.19	63
Class IB	12.58	0.13	0.01	1.39	1.53	(0.10)	—	—	(0.10)	1.43	14.01	12.17	(7)	354,559	0.97	0.97	0.93	—
For the Year Ended December 31, 2005
Class IA	12.02	0.12	—	0.67	0.79	(0.15)	—	—	(0.15)	0.64	12.66	6.58		1,019,703	0.74	0.74	1.07	58
Class IB	11.93	0.08	—	0.68	0.76	(0.11)	—	—	(0.11)	0.65	12.58	6.31		340,108	0.99	0.99	0.82	—
For the Year Ended December 31, 2004
Class IA	11.20	0.16	—	0.79	0.95	(0.13)	—	—	(0.13)	0.82	12.02	8.41		770,938	0.75	0.75	1.53	62
Class IB	11.14	0.14	—	0.76	0.90	(0.11)	—	—	(0.11)	0.79	11.93	8.14		270,171	1.00	1.00	1.28	—
For the Year Ended December 31, 2003
Class IA	8.80	0.07	—	2.45	2.52	(0.12)	—	—	(0.12)	2.40	11.20	28.82		685,888	0.78	0.78	0.89	73
Class IB	8.75	0.05	—	2.43	2.48	(0.09)	—	—	(0.09)	2.39	11.14	28.50		155,810	1.03	1.03	0.64	—
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2007
Class IA	22.79	0.42	—	1.44	1.86	(0.41)	(1.89)	—	(2.30)	(0.44)	22.35	8.26		5,842,788	0.67	0.67	1.70	27
Class IB	22.72	0.37	—	1.42	1.79	(0.34)	(1.89)	—	(2.23)	(0.44)	22.28	7.98		1,501,363	0.92	0.92	1.45	—
For the Year Ended December 31, 2006
Class IA	20.74	0.40	0.01	3.77	4.18	(0.41)	(1.72)	—	(2.13)	2.05	22.79	20.36	(7)	5,671,552	0.67	0.67	1.77	27
Class IB	20.68	0.35	0.01	3.74	4.10	(0.34)	(1.72)	—	(2.06)	2.04	22.72	20.06	(7)	1,603,952	0.92	0.92	1.52	—
For the Year Ended December 31, 2005
Class IA	20.83	0.36	—	0.87	1.23	(0.40)	(0.92)	—	(1.32)	(0.09)	20.74	5.96		4,978,773	0.67	0.67	1.70	26
Class IB	20.76	0.29	—	0.89	1.18	(0.34)	(0.92)	—	(1.26)	(0.08)	20.68	5.70		1,506,556	0.92	0.92	1.45	—
For the Year Ended December 31, 2004
Class IA	18.77	0.32	—	2.01	2.33	(0.27)	—	—	(0.27)	2.06	20.83	12.42		4,719,663	0.68	0.68	1.73	27
Class IB	18.72	0.27	—	2.00	2.27	(0.23)	—	—	(0.23)	2.04	20.76	12.14		1,393,412	0.93	0.93	1.48	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data(5) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(3)		(000’s)	Waivers(4)	Waivers(4)	Net Assets	Rate(6)
Hartford Dividend and Growth HLS Fund — (continued)
For the Year Ended December 31, 2003
Class IA	$15.09	$0.24	$—	$3.79	$4.03	$(0.25)	$(0.10)	$—	$(0.35)	$3.68	$18.77	26.80%		$3,927,415	0.69%	0.69%	1.61%	31%
Class IB	15.07	0.21	—	3.76	3.97	(0.22)	(0.10)	—	(0.32)	3.65	18.72	26.48		902,779	0.94	0.94	1.36	—
Hartford Equity Income HLS Fund
For the Year Ended December 31, 2007(8)
Class IA	14.20	0.33	—	0.66	0.99	(0.31)	(0.58)	—	(0.89)	0.10	14.30	6.94		390,396	0.84	0.84	2.21	26
Class IB	14.19	0.29	—	0.67	0.96	(0.27)	(0.58)	—	(0.85)	0.11	14.30	6.68		72,717	1.09	1.09	1.96	—
For the Year Ended December 31, 2006
Class IA	12.01	0.26	—	2.22	2.48	(0.26)	(0.03)	—	(0.29)	2.19	14.20	20.79		360,210	0.85	0.75	2.32	28
Class IB	11.98	0.25	—	2.20	2.45	(0.21)	(0.03)	—	(0.24)	2.21	14.19	20.49		106,733	1.10	1.00	2.07	—
For the Year Ended December 31, 2005
Class IA	11.64	0.21	—	0.36	0.57	(0.20)	—	—	(0.20)	0.37	12.01	4.81		231,151	0.86	0.76	2.27	21
Class IB	11.62	0.17	—	0.36	0.53	(0.17)	—	—	(0.17)	0.36	11.98	4.56		79,417	1.11	1.01	2.03	—
For the Year Ended December 31, 2004
Class IA	10.75	0.12	—	0.89	1.01	(0.12)	—	—	(0.12)	0.89	11.64	9.43		90,197	0.90	0.90	1.99	18
Class IB	10.74	0.10	—	0.88	0.98	(0.10)	—	—	(0.10)	0.88	11.62	9.16		24,876	1.15	1.15	1.74	—
From inception October 31, 2003 through December 31, 2003
Class IA	10.00	0.02	—	0.75	0.77	(0.02)	—	—	(0.02)	0.75	10.75	7.65	(2)	8,511	1.13 (1)	1.13 (1)	1.50 (1)	2
Class IB	10.00	0.02	—	0.74	0.76	(0.02)	—	—	(0.02)	0.74	10.74	7.59	(2)	1,609	1.38 (1)	1.38 (1)	1.25 (1)	—
Hartford Fundamental Growth HLS Fund (formerly known as Hartford Focus HLS Fund)
For the Year Ended December 31, 2007
Class IA	10.56	0.03	—	1.54	1.57	(0.01)	(1.02)	—	(1.03)	0.54	11.10	15.12		59,053	0.86	0.86	0.27	177
Class IB	10.54	—	—	1.53	1.53	(0.01)	(1.02)	—	(1.03)	0.50	11.04	14.83		34,968	1.11	1.11	0.02	—
For the Year Ended December 31, 2006
Class IA	10.56	0.09	0.01	0.82	0.92	(0.09)	(0.83)	—	(0.92)	—	10.56	9.72	(7)	48,852	0.94	0.85	0.80	112
Class IB	10.53	0.06	0.01	0.82	0.89	(0.05)	(0.83)	—	(0.88)	0.01	10.54	9.45	(7)	34,041	1.19	1.10	0.55	—
For the Year Ended December 31, 2005
Class IA	10.18	0.10	—	0.87	0.97	(0.19)	(0.40)	—	(0.59)	0.38	10.56	9.88		52,679	0.92	0.91	0.77	136
Class IB	10.13	0.04	—	0.89	0.93	(0.13)	(0.40)	—	(0.53)	0.40	10.53	9.60		41,972	1.17	1.16	0.52	—
For the Year Ended December 31, 2004
Class IA	9.90	0.10	—	0.21	0.31	(0.03)	—	—	(0.03)	0.28	10.18	3.16		49,519	0.90	0.90	1.06	111
Class IB	9.86	0.08	—	0.20	0.28	(0.01)	—	—	(0.01)	0.27	10.13	2.90		41,587	1.15	1.15	0.81	—
For the Year Ended December 31, 2003
Class IA	7.74	0.03	—	2.16	2.19	(0.03)	—	—	(0.03)	2.16	9.90	28.37		49,891	0.90	0.90	0.40	129
Class IB	7.71	0.02	—	2.15	2.17	(0.02)	—	—	(0.02)	2.15	9.86	28.05		39,674	1.15	1.15	0.15	—
Hartford Global Advisers HLS Fund
For the Year Ended December 31, 2007
Class IA	12.71	0.23	—	1.83	2.06	(0.12)	(1.04)	—	(1.16)	0.90	13.61	16.59		316,929	0.80	0.80	1.74	85
Class IB	12.67	0.20	—	1.82	2.02	(0.09)	(1.04)	—	(1.13)	0.89	13.56	16.30		67,293	1.05	1.05	1.49	—
For the Year Ended December 31, 2006
Class IA	12.48	0.23	0.02	0.83	1.08	(0.38)	(0.47)	—	(0.85)	0.23	12.71	8.84	(7)	306,498	0.82	0.82	1.73	88
Class IB	12.41	0.20	0.02	0.83	1.05	(0.32)	(0.47)	—	(0.79)	0.26	12.67	8.56	(7)	64,076	1.07	1.07	1.48	—
For the Year Ended December 31, 2005
Class IA	12.53	0.21	—	0.20	0.41	(0.46)	—	—	(0.46)	(0.05)	12.48	3.37		332,169	0.83	0.83	1.59	502
Class IB	12.44	0.23	—	0.14	0.37	(0.40)	—	—	(0.40)	(0.03)	12.41	3.11		71,346	1.09	1.09	1.33	—
For the Year Ended December 31, 2004
Class IA	11.15	0.19	—	1.19	1.38	—	—	—	—	1.38	12.53	12.75		362,757	0.84	0.84	1.27	511
Class IB	11.09	0.14	—	1.21	1.35	—	—	—	—	1.35	12.44	12.47		86,937	1.09	1.09	1.02	—
For the Year Ended December 31, 2003
Class IA	9.16	0.12	—	1.95	2.07	(0.08)	—	—	(0.08)	1.99	11.15	22.26		312,492	0.84	0.84	1.26	455
Class IB	9.12	0.11	—	1.93	2.04	(0.07)	—	—	(0.07)	1.97	11.09	21.97		41,594	1.09	1.09	1.01	—
Hartford Global Communications HLS Fund
For the Year Ended December 31, 2007
Class IA	9.79	0.08	—	1.98	2.06	(0.09)	(2.02)	—	(2.11)	(0.05)	9.74	23.38		14,625	0.94	0.94	0.85	107
Class IB	9.75	0.05	—	1.97	2.02	(0.06)	(2.02)	—	(2.08)	(0.06)	9.69	23.07		15,173	1.19	1.19	0.59	—
For the Year Ended December 31, 2006
Class IA	10.05	0.18	—	1.47	1.65	(0.18)	(1.73)	—	(1.91)	(0.26)	9.79	22.03	(7)	14,745	1.05	0.68	1.80	54
Class IB	10.02	0.14	—	1.47	1.61	(0.15)	(1.73)	—	(1.88)	(0.27)	9.75	21.72	(7)	13,510	1.30	0.93	1.54	—

	— Selected Per-Share Data(5) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(3)		(000’s)	Waivers(4)	Waivers(4)	Net Assets	Rate(6)
Hartford Global Communications HLS Fund — (continued)
For the Year Ended December 31, 2005
Class IA	$8.84	$0.27	$—	$1.33	$1.60	$(0.37)	$(0.02)	$—	$(0.39)	$1.21	$10.05	18.61%		$16,542	1.00%	0.85%	2.55%	66%
Class IB	8.79	0.23	—	1.35	1.58	(0.33)	(0.02)	—	(0.35)	1.23	10.02	18.32		12,412	1.25	1.09	2.26	—
For the Year Ended December 31, 2004
Class IA	7.17	0.16	—	1.51	1.67	—	—	—	—	1.67	8.84	23.21		17,537	1.01	1.01	1.83	85
Class IB	7.15	0.15	—	1.49	1.64	—	—	—	—	1.64	8.79	22.90		12,119	1.26	1.26	1.58	—
For the Year Ended December 31, 2003
Class IA	4.47	0.01	—	2.69	2.70	—	—	—	—	2.70	7.17	60.37		17,302	1.01	1.01	0.19	90
Class IB	4.47	0.01	—	2.67	2.68	—	—	—	—	2.68	7.15	59.97		10,288	1.26	1.26	(0.06)	—
Hartford Global Financial Services HLS Fund
For the Year Ended December 31, 2007
Class IA	13.16	0.23	—	(0.90)	(0.67)	(0.01)	(2.81)	—	(2.82)	(3.49)	9.67	(7.79)		16,051	0.96	0.96	2.03	59
Class IB	13.15	0.22	—	(0.92)	(0.70)	(0.01)	(2.81)	—	(2.82)	(3.52)	9.63	(8.02)		12,159	1.21	1.21	1.79	—
For the Year Ended December 31, 2006
Class IA	11.57	0.21	—	2.11	2.32	(0.23)	(0.50)	—	(0.73)	1.59	13.16	20.81	(7)	20,921	0.99	0.62	1.59	73
Class IB	11.55	0.18	—	2.09	2.27	(0.17)	(0.50)	—	(0.67)	1.60	13.15	20.51	(7)	17,244	1.24	0.87	1.35	—
For the Year Ended December 31, 2005
Class IA	10.85	0.21	—	0.89	1.10	(0.37)	(0.01)	—	(0.38)	0.72	11.57	10.42		20,433	0.96	0.81	1.56	22
Class IB	10.79	0.15	—	0.93	1.08	(0.31)	(0.01)	—	(0.32)	0.76	11.55	10.14		18,131	1.21	1.06	1.31	—
For the Year Ended December 31, 2004
Class IA	9.65	0.18	—	1.02	1.20	—	—	—	—	1.20	10.85	12.35		22,010	0.98	0.98	1.84	77
Class IB	9.63	0.17	—	0.99	1.16	—	—	—	—	1.16	10.79	12.07		19,773	1.23	1.23	1.59	—
For the Year Ended December 31, 2003
Class IA	7.51	0.13	—	2.14	2.27	(0.13)	—	—	(0.13)	2.14	9.65	30.29		18,940	0.98	0.98	1.63	120
Class IB	7.50	0.11	—	2.13	2.24	(0.11)	—	—	(0.11)	2.13	9.63	29.96		16,056	1.23	1.23	1.38	—
Hartford Global Growth HLS Fund (formerly known as Hartford Global Leaders HLS Fund)
For the Year Ended December 31, 2007
Class IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42	25.05		1,028,843	0.73	0.73	0.13	75
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98	0.98	(0.11)	—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(7)	942,258	0.76	0.76	0.48	116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(7)	280,283	1.01	1.01	0.23	—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77	0.77	0.74	262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02	1.02	0.48	—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19		1,004,850	0.78	0.78	0.83	255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89		273,202	1.03	1.03	0.58	—
For the Year Ended December 31, 2003
Class IA	11.50	0.07	—	4.02	4.09	(0.06)	—	—	(0.06)	4.03	15.53	35.57		728,049	0.80	0.80	0.54	292
Class IB	11.47	0.04	—	4.00	4.04	(0.04)	—	—	(0.04)	4.00	15.47	35.24		129,315	1.05	1.05	0.29	—
Hartford Global Health HLS Fund
For the Year Ended December 31, 2007
Class IA	16.84	0.03	—	0.99	1.02	(0.02)	(2.45)	—	(2.47)	(1.45)	15.39	6.12		289,561	0.87	0.87	0.16	39
Class IB	16.59	(0.02)	—	0.99	0.97	—	(2.45)	—	(2.45)	(1.48)	15.11	5.86		105,898	1.12	1.12	(0.09)	—
For the Year Ended December 31, 2006
Class IA	17.66	0.02	—	1.75	1.77	(0.01)	(2.58)	—	(2.59)	(0.82)	16.84	11.19	(7)	319,896	0.88	0.88	0.11	34
Class IB	17.47	(0.02)	—	1.72	1.70	—	(2.58)	—	(2.58)	(0.88)	16.59	10.91	(7)	119,000	1.13	1.13	(0.13)	—
For the Year Ended December 31, 2005
Class IA	16.92	0.01	—	1.94	1.95	(0.01)	(1.20)	—	(1.21)	0.74	17.66	12.43		309,235	0.87	0.87	0.12	46
Class IB	16.78	(0.01)	—	1.90	1.89	—	(1.20)	—	(1.20)	0.69	17.47	12.15		123,593	1.12	1.12	(0.13)	—
For the Year Ended December 31, 2004
Class IA	15.52	—	—	1.95	1.95	(0.01)	(0.54)	—	(0.55)	1.40	16.92	12.80		309,640	0.88	0.88	0.07	46
Class IB	15.43	(0.01)	—	1.90	1.89	—	(0.54)	—	(0.54)	1.35	16.78	12.52		125,592	1.13	1.13	(0.18)	—
For the Year Ended December 31, 2003
Class IA	11.91	0.01	—	3.81	3.82	(0.01)	(0.20)	—	(0.21)	3.61	15.52	32.31		268,844	0.89	0.89	0.15	37
Class IB	11.85	—	—	3.78	3.78	—	(0.20)	—	(0.20)	3.58	15.43	31.98		103,592	1.14	1.14	(0.10)	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data(5) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(3)		(000’s)	Waivers(4)	Waivers(4)	Net Assets	Rate(6)
Hartford Global Technology HLS Fund
For the Year Ended December 31, 2007
Class IA	$6.05	$(0.02)	$—	$0.85	$0.83	$—	$—	$—	$—	$0.83	$6.88	13.86%		$107,002	0.92%	0.92%	(0.30)%	151%
Class IB	5.97	(0.04)	—	0.85	0.81	—	—	—	—	0.81	6.78	13.58		43,601	1.17	1.17	(0.56)	—
For the Year Ended December 31, 2006
Class IA	5.48	(0.02)	—	0.59	0.57	—	—	—	—	0.57	6.05	10.35	(7)	104,147	0.96	0.96	(0.34)	135
Class IB	5.43	(0.04)	—	0.58	0.54	—	—	—	—	0.54	5.97	10.08	(7)	44,413	1.21	1.21	(0.58)	—
For the Year Ended December 31, 2005
Class IA	4.94	(0.02)	—	0.57	0.55	(0.01)	—	—	(0.01)	0.54	5.48	11.15		103,808	0.95	0.95	(0.41)	117
Class IB	4.90	(0.03)	—	0.56	0.53	—	—	—	—	0.53	5.43	10.88		44,554	1.20	1.20	(0.66)	—
For the Year Ended December 31, 2004
Class IA	4.88	—	—	0.06	0.06	—	—	—	—	0.06	4.94	1.35		111,876	0.91	0.91	0.31	164
Class IB	4.84	0.01	—	0.05	0.06	—	—	—	—	0.06	4.90	1.10		46,112	1.16	1.16	0.06	—
For the Year Ended December 31, 2003
Class IA	3.02	—	—	1.86	1.86	—	—	—	—	1.86	4.88	61.50		138,243	0.90	0.90	(0.55)	157
Class IB	3.01	—	—	1.83	1.83	—	—	—	—	1.83	4.84	61.10		44,432	1.15	1.15	(0.80)	—
Hartford Growth HLS Fund
For the Year Ended December 31, 2007
Class IA	12.32	0.01	—	2.01	2.02	—	(0.95)	—	(0.95)	1.07	13.39	16.78		388,985	0.83	0.83	0.11	101
Class IB	12.17	(0.02)	—	1.98	1.96	—	(0.95)	—	(0.95)	1.01	13.18	16.49		189,987	1.08	1.08	(0.14)	—
For the Year Ended December 31, 2006
Class IA	12.54	0.01	0.01	0.56	0.58	(0.01)	(0.79)	—	(0.80)	(0.22)	12.32	4.61	(7)	379,601	0.84	0.84	0.10	95
Class IB	12.42	(0.02)	0.01	0.55	0.54	—	(0.79)	—	(0.79)	(0.25)	12.17	4.35	(7)	190,063	1.09	1.09	(0.14)	—
For the Year Ended December 31, 2005
Class IA	12.47	0.01	0.01	0.53	0.55	—	(0.48)	—	(0.48)	0.07	12.54	4.67	(7)	345,558	0.84	0.84	0.02	76
Class IB	12.38	(0.04)	0.01	0.55	0.52	—	(0.48)	—	(0.48)	0.04	12.42	4.42	(7)	206,105	1.09	1.09	(0.23)	—
For the Year Ended December 31, 2004
Class IA	11.16	0.01	—	1.39	1.40	—	(0.09)	—	(0.09)	1.31	12.47	12.49		249,473	0.86	0.86	0.09	79
Class IB	11.11	0.01	—	1.35	1.36	—	(0.09)	—	(0.09)	1.27	12.38	12.21		170,895	1.11	1.11	(0.16)	—
For the Year Ended December 31, 2003
Class IA	8.66	(0.01)	—	2.85	2.84	—	(0.34)	—	(0.34)	2.50	11.16	32.81		127,944	0.88	0.88	(0.20)	111
Class IB	8.64	(0.02)	—	2.83	2.81	—	(0.34)	—	(0.34)	2.47	11.11	32.48		90,188	1.13	1.13	(0.45)	—
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64	0.64	0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89	0.89	(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(7)	1,103,590	0.65	0.65	0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(7)	197,797	0.90	0.90	0.46	—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31	(7)	1,012,774	0.64	0.64	0.33	140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(7)	179,308	0.89	0.89	0.06	—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18		848,674	0.63	0.63	0.23	137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89		112,896	0.88	0.88	(0.03)	—
For the Year Ended December 31, 2003
Class IA	16.40	(0.01)	—	7.18	7.17	—	—	—	—	7.17	23.57	43.79		696,900	0.64	0.64	(0.05)	145
Class IB	16.37	(0.01)	—	7.12	7.11	—	—	—	—	7.11	23.48	43.43		59,686	0.89	0.89	(0.30)	—
Hartford High Yield HLS Fund
For the Year Ended December 31, 2007(8)
Class IA	9.35	0.71	—	(0.45)	0.26	(0.74)	—	—	(0.74)	(0.48)	8.87	2.79		460,243	0.77	0.72	7.47	148
Class IB	9.27	0.68	—	(0.45)	0.23	(0.72)	—	—	(0.72)	(0.49)	8.78	2.53		222,712	1.02	0.97	7.20	—
For the Year Ended December 31, 2006(8)
Class IA	9.80	0.72	—	0.31	1.03	(1.48)	—	—	(1.48)	(0.45)	9.35	11.17	(7)	471,327	0.77	0.72	7.39	160
Class IB	9.70	0.69	—	0.30	0.99	(1.42)	—	—	(1.42)	(0.43)	9.27	10.89	(7)	264,525	1.02	0.97	7.14	—
For the Year Ended December 31, 2005
Class IA	10.26	0.74	0.05	(0.58)	0.21	(0.67)	—	—	(0.67)	(0.46)	9.80	2.13	(7)	443,859	0.77	0.76	6.51	138
Class IB	10.17	0.71	0.05	(0.59)	0.17	(0.64)	—	—	(0.64)	(0.47)	9.70	1.85	(7)	272,538	1.02	1.01	6.25	—
For the Year Ended December 31, 2004
Class IA	10.06	0.58	—	0.12	0.70	(0.50)	—	—	(0.50)	0.20	10.26	7.40		518,881	0.77	0.77	6.31	92
Class IB	9.98	0.64	—	0.03	0.67	(0.48)	—	—	(0.48)	0.19	10.17	7.14		309,672	1.02	1.02	6.06	—

	— Selected Per-Share Data(5) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(3)		(000’s)	Waivers(4)	Waivers(4)	Net Assets	Rate(6)
Hartford High Yield HLS Fund — (continued)
For the Year Ended December 31, 2003
Class IA	$8.49	$0.19	$—	$1.75	$1.94	$(0.37)	$—	$—	$(0.37)	$1.57	$10.06	23.18%		$481,315	0.78%	0.78%	7.00%	44%
Class IB	8.44	0.28	—	1.63	1.91	(0.37)	—	—	(0.37)	1.54	9.98	22.88		259,544	1.03	1.03	6.75	—
Hartford Index HLS Fund
For the Year Ended December 31, 2007
Class IA	32.36	0.59	—	1.07	1.66	(0.57)	(1.91)	—	(2.48)	(0.82)	31.54	5.20		1,390,827	0.33	0.33	1.61	4
Class IB	32.22	0.48	—	1.09	1.57	(0.48)	(1.91)	—	(2.39)	(0.82)	31.40	4.94		271,967	0.58	0.58	1.36	—
For the Year Ended December 31, 2006
Class IA	31.97	0.56	—	4.05	4.61	(0.56)	(3.66)	—	(4.22)	0.39	32.36	15.46	(7)	1,598,176	0.42	0.33	1.60	4
Class IB	31.84	0.44	—	4.06	4.50	(0.46)	(3.66)	—	(4.12)	0.38	32.22	15.17	(7)	276,850	0.67	0.58	1.36	—
For the Year Ended December 31, 2005
Class IA	32.17	0.51	—	0.90	1.41	(0.61)	(1.00)	—	(1.61)	(0.20)	31.97	4.50		1,701,424	0.42	0.42	1.46	5
Class IB	32.02	0.40	—	0.93	1.33	(0.51)	(1.00)	—	(1.51)	(0.18)	31.84	4.24		263,579	0.67	0.67	1.21	—
For the Year Ended December 31, 2004
Class IA	29.60	0.50	—	2.56	3.06	(0.39)	(0.10)	—	(0.49)	2.57	32.17	10.39		1,973,470	0.44	0.44	1.60	5
Class IB	29.49	0.44	—	2.53	2.97	(0.34)	(0.10)	—	(0.44)	2.53	32.02	10.12		252,959	0.69	0.69	1.35	—
For the Year Ended December 31, 2003
Class IA	23.46	0.36	—	6.23	6.59	(0.37)	(0.08)	—	(0.45)	6.14	29.60	28.13		1,934,490	0.44	0.44	1.40	3
Class IB	23.39	0.31	—	6.19	6.50	(0.32)	(0.08)	—	(0.40)	6.10	29.49	27.81		195,900	0.69	0.69	1.15	—
Hartford International Growth HLS Fund (formerly known as Hartford International Capital Appreciation HLS Fund)
For the Year Ended December 31, 2007
Class IA	14.18	0.11	—	3.13	3.24	(0.11)	(2.84)	—	(2.95)	0.29	14.47	23.91		791,757	0.83	0.83	0.75	239
Class IB	14.10	0.08	—	3.09	3.17	(0.07)	(2.84)	—	(2.91)	0.26	14.36	23.60		336,747	1.08	1.08	0.53	—
For the Year Ended December 31, 2006(8)
Class IA	12.48	0.10	—	2.84	2.94	(0.11)	(1.13)	—	(1.24)	1.70	14.18	24.08	(7)	574,806	0.88	0.88	0.70	164
Class IB	12.40	0.06	—	2.83	2.89	(0.06)	(1.13)	—	(1.19)	1.70	14.10	23.77	(7)	302,729	1.13	1.13	0.48	—
For the Year Ended December 31, 2005
Class IA	12.45	0.11	—	0.60	0.71	(0.10)	(0.58)	—	(0.68)	0.03	12.48	6.16		370,555	0.93	0.93	1.05	179
Class IB	12.37	0.06	—	0.61	0.67	(0.06)	(0.58)	—	(0.64)	0.03	12.40	5.89		244,572	1.18	1.18	0.79	—
For the Year Ended December 31, 2004
Class IA	10.20	0.05	—	2.44	2.49	—	(0.24)	—	(0.24)	2.25	12.45	24.72		208,703	0.97	0.97	0.86	215
Class IB	10.16	0.06	—	2.39	2.45	—	(0.24)	—	(0.24)	2.21	12.37	24.40		137,183	1.22	1.22	0.61	—
For the Year Ended December 31, 2003
Class IA	7.09	—	—	3.61	3.61	—	(0.50)	—	(0.50)	3.11	10.20	51.02		67,147	1.01	1.01	0.23	244
Class IB	7.08	—	—	3.58	3.58	—	(0.50)	—	(0.50)	3.08	10.16	50.65		63,698	1.26	1.26	(0.02)	—
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2007
Class IA	15.23	0.18	—	3.77	3.95	(0.19)	(3.37)	—	(3.56)	0.39	15.62	27.43		2,027,078	0.71	0.71	1.13	135
Class IB	15.36	0.16	—	3.78	3.94	(0.15)	(3.37)	—	(3.52)	0.42	15.78	27.11		417,144	0.96	0.96	0.89	—
For the Year Ended December 31, 2006
Class IA	13.59	0.22	—	3.05	3.27	(0.40)	(1.23)	—	(1.63)	1.64	15.23	24.46	(7)	1,596,055	0.75	0.75	1.47	119
Class IB	13.52	0.18	—	3.07	3.25	(0.18)	(1.23)	—	(1.41)	1.84	15.36	24.15	(7)	382,371	1.00	1.00	1.24	—
For the Year Ended December 31, 2005
Class IA	11.86	0.14	—	1.59	1.73	—	—	—	—	1.73	13.59	14.62		1,251,426	0.78	0.78	1.22	120
Class IB	11.83	0.13	—	1.56	1.69	—	—	—	—	1.69	13.52	14.33		319,626	1.03	1.03	0.97	—
For the Year Ended December 31, 2004
Class IA	10.11	0.10	—	1.73	1.83	(0.08)	—	—	(0.08)	1.75	11.86	18.08		1,054,884	0.80	0.80	1.13	142
Class IB	10.09	0.08	—	1.72	1.80	(0.06)	—	—	(0.06)	1.74	11.83	17.79		247,752	1.05	1.05	0.88	—
For the Year Ended December 31, 2003
Class IA	7.66	0.09	—	2.44	2.53	(0.08)	—	—	(0.08)	2.45	10.11	33.10		823,760	0.83	0.83	1.08	144
Class IB	7.66	0.07	—	2.43	2.50	(0.07)	—	—	(0.07)	2.43	10.09	32.76		76,246	1.08	1.08	0.83	—
Hartford International Small Company HLS Fund
For the Year Ended December 31, 2007
Class IA	16.77	0.18	—	1.23	1.41	(0.31)	(2.80)	—	(3.11)	(1.70)	15.07	9.01		312,269	0.88	0.88	0.81	97
Class IB	16.64	0.13	—	1.22	1.35	(0.26)	(2.80)	—	(3.06)	(1.71)	14.93	8.73		105,771	1.13	1.13	0.56	—
For the Year Ended December 31, 2006
Class IA	14.84	0.18	—	4.08	4.26	(0.32)	(2.01)	—	(2.33)	1.93	16.77	29.34	(7)	294,660	0.93	0.93	1.05	99
Class IB	14.71	0.15	—	4.04	4.19	(0.25)	(2.01)	—	(2.26)	1.93	16.64	29.01	(7)	117,251	1.18	1.18	0.82	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data(5) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(3)		(000’s)	Waivers(4)	Waivers(4)	Net Assets	Rate(6)
Hartford International Small Company HLS Fund — (continued)
For the Year Ended December 31, 2005
Class IA	$14.52	$0.11	$—	$2.44	$2.55	$(0.38)	$(1.85)	$—	$(2.23)	$0.32	$14.84	18.60%		$193,712	1.00%	1.00%	1.19%	95%
Class IB	14.42	0.08	—	2.40	2.48	(0.34)	(1.85)	—	(2.19)	0.29	14.71	18.30		92,157	1.25	1.25	0.97	—
For the Year Ended December 31, 2004
Class IA	12.62	0.16	—	1.96	2.12	—	(0.22)	—	(0.22)	1.90	14.52	16.96		84,012	1.08	1.08	1.53	119
Class IB	12.56	0.14	—	1.94	2.08	—	(0.22)	—	(0.22)	1.86	14.42	16.67		54,750	1.33	1.33	1.28	—
For the Year Ended December 31, 2003
Class IA	8.89	0.09	—	4.68	4.77	(0.11)	(0.93)	—	(1.04)	3.73	12.62	53.73		44,088	1.23	1.23	1.35	150
Class IB	8.86	0.08	—	4.64	4.72	(0.09)	(0.93)	—	(1.02)	3.70	12.56	53.35		22,704	1.48	1.48	1.10	—
Hartford LargeCap Growth HLS Fund (formerly known as Hartford Blue Chip Stock HLS Fund)
For the Year Ended December 31, 2007
Class IA	20.18	0.11	—	1.02	1.13	(0.11)	(1.42)	—	(1.53)	(0.40)	19.78	5.52		171,565	0.68	0.47	0.53	247
For the Year Ended December 31, 2006
Class IA	18.74	0.07	—	1.44	1.51	(0.07)	—	—	(0.07)	1.44	20.18	8.04		139,150	0.89	0.78	0.31	116
For the Year Ended December 31, 2005
Class IA	17.84	0.07	—	0.98	1.05	(0.15)	—	—	(0.15)	0.90	18.74	5.85		155,020	0.91	0.81	0.32	27
For the Year Ended December 31, 2004
Class IA	16.42	0.10	—	1.35	1.45	(0.03)	—	—	(0.03)	1.42	17.84	8.90		173,702	0.90	0.90	0.56	26
For the Year Ended December 31, 2003
Class IA	12.70	0.03	—	3.69	3.72	—	—	—	—	3.72	16.42	29.30		182,530	0.90	0.90	0.22	28
Hartford MidCap HLS Fund
For the Year Ended December 31, 2007(8)
Class IA	26.99	0.06	—	3.99	4.05	(0.15)	(4.55)	—	(4.70)	(0.65)	26.34	15.30		2,716,285	0.69	0.69	0.22	79
Class IB	26.76	(0.01)	—	3.95	3.94	(0.07)	(4.55)	—	(4.62)	(0.68)	26.08	15.01		302,151	0.94	0.94	(0.03)	—
For the Year Ended December 31, 2006
Class IA	28.73	0.33	0.04	2.92	3.29	(0.33)	(4.70)	—	(5.03)	(1.74)	26.99	11.74	(7)	2,606,275	0.68	0.68	1.06	89
Class IB	28.53	0.25	0.04	2.89	3.18	(0.25)	(4.70)	—	(4.95)	(1.77)	26.76	11.46	(7)	274,695	0.93	0.93	0.82	—
For the Year Ended December 31, 2005
Class IA	28.61	0.11	0.01	4.60	4.72	(0.12)	(4.48)	—	(4.60)	0.12	28.73	16.78	(7)	2,529,805	0.70	0.70	0.39	70
Class IB	28.42	0.01	0.01	4.59	4.61	(0.02)	(4.48)	—	(4.50)	0.11	28.53	16.49	(7)	254,833	0.95	0.95	0.14	—
For the Year Ended December 31, 2004
Class IA	24.63	0.12	—	3.93	4.05	(0.07)	—	—	(0.07)	3.98	28.61	16.44		2,193,649	0.70	0.70	0.47	60
Class IB	24.50	0.08	—	3.87	3.95	(0.03)	—	—	(0.03)	3.92	28.42	16.15		221,727	0.95	0.95	0.22	—
For the Year Ended December 31, 2003
Class IA	17.93	0.04	—	6.71	6.75	(0.05)	—	—	(0.05)	6.70	24.63	37.67		1,946,881	0.72	0.72	0.20	75
Class IB	17.84	(0.01)	—	6.67	6.66	—	—	—	—	6.66	24.50	37.33		179,439	0.97	0.97	(0.05)	—
Hartford MidCap Growth HLS Fund
For the Year Ended December 31, 2007
Class IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	—	(1.97)	(0.69)	10.19	11.65	(7)	51,196	0.85	0.65	0.26	231
For the Year Ended December 31, 2006
Class IA	11.33	(0.01)	—	1.39	1.38	—	(1.83)	—	(1.83)	(0.45)	10.88	12.27		53,395	0.98	0.78	(0.08)	211
For the Year Ended December 31, 2005
Class IA	12.63	(0.04)	—	0.53	0.49	—	(1.79)	—	(1.79)	(1.30)	11.33	4.55		55,209	1.01	0.81	(0.39)	112
For the Year Ended December 31, 2004
Class IA	11.21	0.01	—	1.43	1.44	(0.02)	—	—	(0.02)	1.42	12.63	12.83		59,730	0.94	0.94	0.02	179
For the Year Ended December 31, 2003
Class IA	8.57	0.02	—	2.64	2.66	(0.02)	—	—	(0.02)	2.64	11.21	31.05		56,285	0.95	0.95	0.16	76
Hartford MidCap Value HLS Fund
For the Year Ended December 31, 2007
Class IA	14.18	0.08	—	0.51	0.59	(0.07)	(2.36)	—	(2.43)	(1.84)	12.34	2.13		615,430	0.79	0.79	0.53	50
Class IB	14.13	0.04	—	0.53	0.57	(0.04)	(2.36)	—	(2.40)	(1.83)	12.30	1.87		300,502	1.04	1.04	0.28	—
For the Year Ended December 31, 2006
Class IA	14.01	0.10	0.01	2.11	2.22	(0.12)	(1.93)	—	(2.05)	0.17	14.18	17.88	(7)	721,469	0.78	0.78	0.73	41
Class IB	13.96	0.07	0.01	2.10	2.18	(0.08)	(1.93)	—	(2.01)	0.17	14.13	17.59	(7)	370,771	1.03	1.03	0.51	—
For the Year Ended December 31, 2005
Class IA	14.16	0.06	0.01	1.23	1.30	(0.08)	(1.37)	—	(1.45)	(0.15)	14.01	9.99	(7)	721,631	0.79	0.79	0.35	49
Class IB	14.08	(0.02)	0.01	1.27	1.26	(0.01)	(1.37)	—	(1.38)	(0.12)	13.96	9.71	(7)	391,264	1.04	1.04	0.10	—
For the Year Ended December 31, 2004
Class IA	12.37	0.03	—	1.96	1.99	(0.01)	(0.19)	—	(0.20)	1.79	14.16	16.30		770,328	0.80	0.80	0.34	87
Class IB	12.32	0.02	—	1.93	1.95	—	(0.19)	—	(0.19)	1.76	14.08	16.01		435,812	1.05	1.05	0.09	—

	— Selected Per-Share Data(5) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(3)		(000’s)	Waivers(4)	Waivers(4)	Net Assets	Rate(6)
Hartford MidCap Value HLS Fund — (continued)
For the Year Ended December 31, 2003
Class IA	$8.63	$0.01	$—	$3.73	$3.74	$—	$—	$—	$—	$3.74	$12.37	43.29%		$592,014	0.83%	0.83%	0.25%	59%
Class IB	8.62	0.01	—	3.69	3.70	—	—	—	—	3.70	12.32	42.93		318,093	1.08	1.08	—	—
Hartford Money Market HLS Fund
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47	0.42	4.83	—
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48	0.48	4.63	—
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49	0.49	2.79	—
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75	0.75	2.54	—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48	0.48	0.93	—
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73	0.73	0.68	—
For the Year Ended December 31, 2003
Class IA	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	0.75		1,609,439	0.49	0.49	0.75	—
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.50		240,930	0.74	0.74	0.50	—
Hartford Mortgage Securities HLS Fund
For the Year Ended December 31, 2007
Class IA	10.82	0.61	—	(0.25)	0.36	(0.61)	—	—	(0.61)	(0.25)	10.57	3.39		352,673	0.49	0.49	5.10	76
Class IB	10.75	0.59	—	(0.26)	0.33	(0.58)	—	—	(0.58)	(0.25)	10.50	3.13		114,102	0.74	0.74	4.85	—
For the Year Ended December 31, 2006(8)
Class IA	11.50	0.54	—	(0.03)	0.51	(1.19)	—	—	(1.19)	(0.68)	10.82	4.68		406,971	0.49	0.49	4.76	45
Class IB	11.40	0.50	—	(0.02)	0.48	(1.13)	—	—	(1.13)	(0.65)	10.75	4.41		136,537	0.74	0.74	4.51	—
For the Year Ended December 31, 2005
Class IA	11.71	0.55	—	(0.28)	0.27	(0.48)	—	—	(0.48)	(0.21)	11.50	2.36		457,600	0.49	0.49	4.25	131
Class IB	11.61	0.53	—	(0.29)	0.24	(0.45)	—	—	(0.45)	(0.21)	11.40	2.11		163,031	0.74	0.74	4.00	—
For the Year Ended December 31, 2004
Class IA	11.84	0.42	—	0.05	0.47	(0.58)	(0.02)	—	(0.60)	(0.13)	11.71	4.12		521,171	0.49	0.49	3.29	100
Class IB	11.75	0.45	—	(0.02)	0.43	(0.55)	(0.02)	—	(0.57)	(0.14)	11.61	3.86		180,232	0.74	0.74	3.04	—
For the Year Ended December 31, 2003
Class IA	12.01	0.35	—	(0.08)	0.27	(0.38)	(0.06)	—	(0.44)	(0.17)	11.84	2.29		587,833	0.49	0.49	2.84	338
Class IB	11.94	0.38	—	(0.14)	0.24	(0.37)	(0.06)	—	(0.43)	(0.19)	11.75	2.03		180,982	0.74	0.74	2.59	—
Hartford Small Company HLS Fund
For the Year Ended December 31, 2007(8)
Class IA	19.07	—	0.04	2.57	2.61	(0.05)	(3.01)	—	(3.06)	(0.45)	18.62	14.23	(7)	1,292,444	0.70	0.70	(0.02)	167 (9)
Class IB	18.71	(0.05)	0.04	2.51	2.50	—	(3.01)	—	(3.01)	(0.51)	18.20	13.94	(7)	312,775	0.95	0.95	(0.27)	—
For the Year Ended December 31, 2006
Class IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	—	(3.41)	(0.59)	19.07	14.43	(7)	1,138,830	0.73	0.73	0.21	177
Class IB	19.38	—	0.02	2.70	2.72	(0.02)	(3.37)	—	(3.39)	(0.67)	18.71	14.14	(7)	304,757	0.98	0.98	(0.03)	—
For the Year Ended December 31, 2005
Class IA	16.25	(0.04)	0.02	3.43	3.41	—	—	—	—	3.41	19.66	21.01	(7)	1,017,271	0.75	0.75	(0.08)	106
Class IB	16.06	(0.05)	0.02	3.35	3.32	—	—	—	—	3.32	19.38	20.71	(7)	220,310	1.00	1.00	(0.34)	—
For the Year Ended December 31, 2004
Class IA	14.49	(0.07)	—	1.83	1.76	—	—	—	—	1.76	16.25	12.18		904,912	0.75	0.75	(0.41)	141
Class IB	14.35	(0.09)	—	1.80	1.71	—	—	—	—	1.71	16.06	11.90		230,452	1.00	1.00	(0.66)	—
For the Year Ended December 31, 2003
Class IA	9.29	(0.04)	—	5.24	5.20	—	—	—	—	5.20	14.49	55.87		851,283	0.76	0.76	(0.49)	171
Class IB	9.23	(0.04)	—	5.16	5.12	—	—	—	—	5.12	14.35	55.48		190,456	1.01	1.01	(0.74)	—
Hartford SmallCap Growth HLS Fund
For the Year Ended December 31, 2007
Class IA	20.79	0.11	—	(0.53)	(0.42)	(0.06)	(1.60)	—	(1.66)	(2.08)	18.71	(1.84)		640,853	0.63	0.63	0.52	84
Class IB	20.74	0.06	—	(0.54)	(0.48)	—	(1.60)	—	(1.60)	(2.08)	18.66	(2.09)		227,424	0.88	0.88	0.27	—
For the Year Ended December 31, 2006
Class IA	20.88	0.09	—	1.35	1.44	(0.08)	(1.45)	—	(1.53)	(0.09)	20.79	6.86	(7)	746,266	0.64	0.64	0.42	92
Class IB	20.83	0.04	—	1.35	1.39	(0.03)	(1.45)	—	(1.48)	(0.09)	20.74	6.59	(7)	273,736	0.89	0.89	0.17	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data(5) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(3)		(000’s)	Waivers(4)	Waivers(4)	Net Assets	Rate(6)
Hartford SmallCap Growth HLS Fund — (continued)
For the Year Ended December 31, 2005
Class IA	$20.26	$0.05	$0.04	$2.13	$2.22	$(0.08)	$(1.22)	$(0.30)	$(1.60)	$0.62	$20.88	11.02	%(7)	$704,168	0.63%	0.63%	0.20%	77%
Class IB	20.21	(0.02)	0.04	2.15	2.17	(0.03)	(1.22)	(0.30)	(1.55)	0.62	20.83	10.78	(7)	271,859	0.88	0.88	(0.05)	—
For the Year Ended December 31, 2004
Class IA	17.55	0.04	—	2.67	2.71	—	—	—	—	2.71	20.26	15.43		503,717	0.64	0.64	0.27	88
Class IB	17.55	0.03	—	2.63	2.66	—	—	—	—	2.66	20.21	15.14		201,589	0.89	0.89	0.02	—
For the Year Ended December 31, 2003
Class IA	11.70	—	—	5.85	5.85	—	—	—	—	5.85	17.55	50.06		346,380	0.66	0.66	(0.01)	101
Class IB	11.73	(0.01)	—	5.83	5.82	—	—	—	—	5.82	17.55	49.70		74,592	0.91	0.91	(0.26)	—
Hartford SmallCap Value HLS Fund
For the Year Ended December 31, 2007
Class IA	12.99	0.18	—	(0.77)	(0.59)	(0.17)	(1.54)	—	(1.71)	(2.30)	10.69	(4.44)		81,895	0.96	0.96	1.27	51
Class IB	12.97	0.11	—	(0.73)	(0.62)	(0.15)	(1.54)	—	(1.69)	(2.31)	10.66	(4.67)		240	1.21	1.21	1.08	—
For the Year Ended December 31, 2006
Class IA	13.77	0.21	—	2.26	2.47	(0.20)	(3.05)	—	(3.25)	(0.78)	12.99	18.31		102,233	0.99	0.99	1.35	166
Class IB	13.74	0.17	—	2.27	2.44	(0.16)	(3.05)	—	(3.21)	(0.77)	12.97	18.02		171	1.24	1.24	1.07	—
For the Year Ended December 31, 2005
Class IA	16.61	0.15	—	1.08	1.23	(0.23)	(3.84)	—	(4.07)	(2.84)	13.77	8.11		103,350	0.92	0.92	0.94	49
Class IB	16.59	0.16	—	1.02	1.18	(0.19)	(3.84)	—	(4.03)	(2.85)	13.74	7.83		146	1.17	1.17	0.71	—
For the Year Ended December 31, 2004
Class IA	14.81	0.13	—	1.92	2.05	(0.10)	(0.15)	—	(0.25)	1.80	16.61	13.98		114,296	0.92	0.92	0.80	51
Class IB	14.78	0.15	—	1.91	2.06	(0.10)	(0.15)	—	(0.25)	1.81	16.59	14.06		32	1.17	1.17	0.55	—
For the Year Ended December 31, 2003
Class IA	10.88	0.13	—	4.01	4.14	(0.06)	(0.15)	—	(0.21)	3.93	14.81	38.46		105,589	0.92	0.92	0.99	57
From inception July 1, 2003 through December 31, 2003
Class IB	12.06	—	—	2.72	2.72	—	—	—	—	2.72	14.78	25.54	(2)	1	1.17 (1)	1.17 (1)	0.74 (1)	—
Hartford Stock HLS Fund
For the Year Ended December 31, 2007
Class IA	52.57	0.60	—	2.43	3.03	(0.57)	(7.92)	—	(8.49)	(5.46)	47.11	5.90		3,909,045	0.49	0.49	1.01	96
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64		652,838	0.74	0.74	0.76	—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65	(7)	4,498,001	0.49	0.49	1.27	97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37	(7)	758,802	0.74	0.74	1.02	—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62		4,787,612	0.50	0.50	1.21	91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35		770,163	0.75	0.75	0.96	—
For the Year Ended December 31, 2004
Class IA	44.37	0.74	—	1.10	1.84	(0.49)	—	—	(0.49)	1.35	45.72	4.17		5,657,942	0.49	0.49	1.61	30
Class IB	44.29	0.64	—	1.08	1.72	(0.42)	—	—	(0.42)	1.30	45.59	3.91		718,293	0.74	0.74	1.36	—
For the Year Ended December 31, 2003
Class IA	35.46	0.46	—	8.93	9.39	(0.48)	—	—	(0.48)	8.91	44.37	26.47		6,014,675	0.49	0.49	1.18	37
Class IB	35.42	0.38	—	8.88	9.26	(0.39)	—	—	(0.39)	8.87	44.29	26.16		562,979	0.74	0.74	0.93	—
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2007(8)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67		3,458,709	0.49	0.49	5.27	223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41		1,036,331	0.74	0.74	5.01	—
For the Year Ended December 31, 2006(8)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80	(7)	3,041,321	0.50	0.50	4.82	344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54	(7)	1,040,408	0.75	0.75	4.56	—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45		2,745,115	0.50	0.50	4.09	190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19		1,068,600	0.75	0.75	3.84	—
For the Year Ended December 31, 2004
Class IA	12.32	0.40	—	0.12	0.52	(0.58)	(0.32)	—	(0.90)	(0.38)	11.94	4.62		2,507,021	0.50	0.50	3.72	164
Class IB	12.25	0.45	—	0.04	0.49	(0.56)	(0.32)	—	(0.88)	(0.39)	11.86	4.36		991,065	0.75	0.75	3.47	—
For the Year Ended December 31, 2003
Class IA	11.95	0.36	—	0.57	0.93	(0.50)	(0.06)	—	(0.56)	0.37	12.32	7.85		2,332,343	0.50	0.50	3.74	215
Class IB	11.90	0.40	—	0.50	0.90	(0.49)	(0.06)	—	(0.55)	0.35	12.25	7.58		734,768	0.75	0.75	3.49	—

	— Selected Per-Share Data(5) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(3)		(000’s)	Waivers(4)	Waivers(4)	Net Assets	Rate(6)
Hartford U.S. Government Securities HLS Fund
For the Year Ended December 31, 2007(8)
Class IA	$11.13	$0.54	$—	$(0.07)	$0.47	$(0.45)	$—	$—	$(0.45)	$0.02	$11.15	4.38%		$925,088	0.47%	0.47%	4.86%	95%
Class IB	11.07	0.51	—	(0.06)	0.45	(0.42)	—	—	(0.42)	0.03	11.10	4.12		297,934	0.72	0.72	4.61	—
For the Year Ended December 31, 2006(8)
Class IA	11.09	0.49	—	(0.06)	0.43	(0.39)	—	—	(0.39)	0.04	11.13	4.01		711,639	0.48	0.48	4.48	199
Class IB	11.03	0.46	—	(0.06)	0.40	(0.36)	—	—	(0.36)	0.04	11.07	3.75		290,963	0.73	0.73	4.21	—
For the Year Ended December 31, 2005
Class IA	11.24	0.35	—	(0.17)	0.18	(0.33)	—	—	(0.33)	(0.15)	11.09	1.55		591,007	0.47	0.47	3.60	257
Class IB	11.19	0.37	—	(0.22)	0.15	(0.31)	—	—	(0.31)	(0.16)	11.03	1.30		323,920	0.72	0.72	3.34	—
For the Year Ended December 31, 2004
Class IA	11.43	0.29	—	(0.07)	0.22	(0.41)	—	—	(0.41)	(0.19)	11.24	2.07		523,819	0.47	0.47	3.08	247
Class IB	11.39	0.37	—	(0.18)	0.19	(0.39)	—	—	(0.39)	(0.20)	11.19	1.82		294,711	0.72	0.72	2.83	—
For the Year Ended December 31, 2003
Class IA	11.36	0.31	—	(0.07)	0.24	(0.17)	—	—	(0.17)	0.07	11.43	2.15		514,243	0.47	0.47	2.74	191
Class IB	11.34	0.27	—	(0.05)	0.22	(0.17)	—	—	(0.17)	0.05	11.39	1.89		239,023	0.72	0.72	2.49	—
Hartford Value HLS Fund
For the Year Ended December 31, 2007
Class IA	13.06	0.17	—	1.02	1.19	(0.17)	(1.25)	—	(1.42)	(0.23)	12.83	8.98		327,689	0.84	0.84	1.42	35
Class IB	13.03	0.16	—	1.00	1.16	(0.13)	(1.25)	—	(1.38)	(0.22)	12.81	8.70		131,651	1.09	1.09	1.14	—
For the Year Ended December 31, 2006
Class IA	11.18	0.15	—	2.23	2.38	(0.15)	(0.35)	—	(0.50)	1.88	13.06	21.82	(7)	277,982	0.85	0.85	1.37	40
Class IB	11.14	0.13	—	2.21	2.34	(0.10)	(0.35)	—	(0.45)	1.89	13.03	21.52	(7)	148,135	1.10	1.10	1.10	—
For the Year Ended December 31, 2005
Class IA	10.73	0.15	—	0.71	0.86	(0.27)	(0.14)	—	(0.41)	0.45	11.18	8.13		193,655	0.86	0.86	1.42	30
Class IB	10.67	0.10	—	0.73	0.83	(0.22)	(0.14)	—	(0.36)	0.47	11.14	7.86		129,771	1.11	1.11	1.17	—
For the Year Ended December 31, 2004
Class IA	9.72	0.13	—	0.91	1.04	(0.03)	—	—	(0.03)	1.01	10.73	10.71		162,644	0.87	0.87	1.36	45
Class IB	9.69	0.12	—	0.89	1.01	(0.03)	—	—	(0.03)	0.98	10.67	10.43		120,227	1.12	1.12	1.11	—
For the Year Ended December 31, 2003
Class IA	7.61	0.10	—	2.08	2.18	(0.07)	—	—	(0.07)	2.11	9.72	28.60		155,085	0.87	0.87	1.53	40
Class IB	7.60	0.09	—	2.06	2.15	(0.06)	—	—	(0.06)	2.09	9.69	28.28		99,825	1.12	1.12	1.28	—
Hartford Value Opportunities HLS Fund
For the Year Ended December 31, 2007
Class IA	19.74	0.25	—	(1.48)	(1.23)	(0.25)	(2.84)	—	(3.09)	(4.32)	15.42	(6.29)		456,402	0.64	0.64	1.21	57
Class IB	19.64	0.22	—	(1.48)	(1.26)	(0.19)	(2.84)	—	(3.03)	(4.29)	15.35	(6.53)		122,159	0.89	0.89	0.96	—
For the Year Ended December 31, 2006
Class IA	18.93	0.25	0.01	3.14	3.40	(0.26)	(2.33)	—	(2.59)	0.81	19.74	19.02	(7)	508,648	0.64	0.64	1.31	52
Class IB	18.83	0.21	0.01	3.11	3.33	(0.19)	(2.33)	—	(2.52)	0.81	19.64	18.73	(7)	164,151	0.89	0.89	1.05	—
For the Year Ended December 31, 2005
Class IA	18.16	0.14	—	1.34	1.48	(0.26)	(0.45)	—	(0.71)	0.77	18.93	8.32		390,113	0.65	0.65	1.05	52
Class IB	18.06	0.09	—	1.33	1.42	(0.20)	(0.45)	—	(0.65)	0.77	18.83	8.05		151,960	0.90	0.90	0.79	—
For the Year Ended December 31, 2004
Class IA	15.33	0.13	—	2.75	2.88	(0.05)	—	—	(0.05)	2.83	18.16	18.87		259,593	0.67	0.67	1.10	80
Class IB	15.27	0.11	—	2.72	2.83	(0.04)	—	—	(0.04)	2.79	18.06	18.58		81,772	0.92	0.92	0.85	—
For the Year Ended December 31, 2003
Class IA	10.86	0.06	—	4.48	4.54	(0.07)	—	—	(0.07)	4.47	15.33	41.87		156,879	0.71	0.71	0.62	48
Class IB	10.84	0.08	—	4.41	4.49	(0.06)	—	—	(0.06)	4.43	15.27	41.52		32,572	0.96	0.96	0.37	—

(1)	Annualized.
(2)	Not annualized.
(3)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(4)	Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(f).
(5)	Information presented relates to a share outstanding throughout the indicated period.
(6)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statements of Operations, can be found in Note 3(h).
(8)	Per share amounts have been calculated using the average shares method.
(9)	During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, and Hartford Value HLS Fund (twenty-six portfolios constituting the Hartford Series Fund, Inc.) and Hartford Growth Opportunities HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Growth HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund, and Hartford Value Opportunities HLS Fund (seven portfolios constituting the Hartford HLS Series Fund II, Inc.) (collectively, the “Funds”) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP

Minneapolis, Minnesota
February 11, 2008

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege, and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds and date first elected or appointed to Hartford Series Fund, Inc. (“SF”) and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statements of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 61) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 67) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 62) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 66) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 63) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 63) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 61) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Thomas M. Marra (age 49) Director since 2002
Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He has served as COO of Hartford Life, Inc. from 2000, as President of Hartford Life, Inc. since 2002, and as Director of Hartford Life, Inc.’s Investment Products Division from 1998 to 2000.

Lowndes A. Smith (age 68) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

David M. Znamierowski (age 47) Director since 1999 (SF) and 2005 (SF2)
Mr. Znamierowski currently serves as Director and President of Hartford Investment Management Company (“Hartford Investment Management”), as Chief Investment Officer and Executive Vice President for The Hartford and Hartford Life, Inc., as Director, Chief Investment Officer and Executive Vice President of Hartford Life Insurance Company (“Hartford Life”) and as Chief Investment Officer for Hartford Administrative Services Company (“HASCO”).

Other Officers

Robert M. Arena, Jr. (age 39) Vice President since 2006
Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Product Management Group in the U.S. Wealth Management Division. Additionally, Mr. Arena is Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors LLC, (“HL Advisors”). Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Scandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 49) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (age 48) Anti-Money Laundering (“AML”) Compliance Officer since 2005
Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and for Hartford Investor Services Company, LLC, (“HISC”) since 2006. She also serves as the AML Compliance Officer for HASCO and HISC. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

Thomas D. Jones, III (age 42) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 40) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 43) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 47) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

John C. Walters (age 45) President since 20071
Mr. Walters currently serves as President of the U.S. Wealth Management Division and Director of Hartford Life, Inc. Mr. Walters also serves as Co-Chief Executive Officer, Co-President and Director of Hartford Life and Executive Vice President of The Hartford. Mr. Walters previously served as Executive Vice President and Director of the Investment Products Division of Hartford Life, Inc. Mr. Walters is also Chief Executive Officer, Manager and President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

[1]	As of November 7, 2007

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2007 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

SHAREHOLDER MEETING RESULTS (UNAUDITED)

The following proposals were addressed and approved at a special meeting of shareholders held on January 23, 2007.

Proposal to approve a plan of reorganization providing for the acquisition of all of the assets and liabilities of Hartford Capital Opportunities HLS Fund (the “Acquired Fund”) by Hartford Blue Chip Stock HLS Fund (The “Acquiring Fund”), a series of Hartford HLS Series Fund II, Inc., solely in exchange for shares of the Acquiring Fund followed by the complete liquidation of the Acquired Fund.

Fund	For	Against	Abstain

Hartford Capital Opportunities HLS Fund	1,271,875.921	73,262.424	183,212.445

Proposal to approve a plan of reorganization providing for the acquisition of all of the assets and liabilities of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) by Hartford Blue Chip Stock HLS Fund (The “Acquiring Fund”), a series of Hartford HLS Series Fund II, Inc., solely in exchange for shares of the Acquiring Fund followed by the complete liquidation of the Acquired Fund.

Fund	For	Against	Abstain

Hartford LargeCap Growth HLS Fund	5,355,118.815	175,856.665	401,314.425

The following proposal was addressed and approved during the period at a special meeting of shareholders held on September 25, 2007.

Proposal to approve a plan of reorganization providing for the acquisition of all of the assets and liabilities of Hartford International Stock HLS Fund (the “Acquired Fund”) by Hartford International Opportunities HLS Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidations of the Acquired Fund.

Fund	For	Against	Abstain

Hartford International Stock HLS Fund	4,603,436.242	186,436.010	451,576.359

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	June 30, 2007	Account	Account	June 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	June 30, 2007	December 31, 2007	December 31, 2007	June 30, 2007	December 31, 2007	December 31, 2007	ratio	1/2 year	full year
Hartford Advisers HLS Fund
Class IA	$1,000.00	$990.21	$3.16	$1,000.00	$1,022.03	$3.21	0.63%	184	365
Class IB	$1,000.00	$987.69	$4.41	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Hartford Capital Appreciation HLS Fund
Class IA	$1,000.00	$1,044.82	$3.45	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Class IB	$1,000.00	$1,042.23	$4.74	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Hartford Disciplined Equity HLS Fund
Class IA	$1,000.00	$992.88	$3.57	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class IB	$1,000.00	$990.36	$4.82	$1,000.00	$1,020.37	$4.89	0.96%	184	365
Hartford Dividend and Growth HLS Fund
Class IA	$1,000.00	$988.79	$3.36	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Class IB	$1,000.00	$986.27	$4.61	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Hartford Equity Income HLS Fund
Class IA	$1,000.00	$997.48	$4.23	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class IB	$1,000.00	$994.95	$5.48	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Hartford Fundamental Growth HLS Fund(1)
Class IA	$1,000.00	$1,043.22	$4.33	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class IB	$1,000.00	$1,040.63	$5.61	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Hartford Global Advisers HLS Fund
Class IA	$1,000.00	$1,095.64	$4.12	$1,000.00	$1,021.27	$3.97	0.78%	184	365
Class IB	$1,000.00	$1,092.99	$5.43	$1,000.00	$1,020.01	$5.24	1.03%	184	365

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	June 30, 2007	Account	Account	June 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	June 30, 2007	December 31, 2007	December 31, 2007	June 30, 2007	December 31, 2007	December 31, 2007	ratio	1/2 year	full year
Hartford Global Communications HLS Fund
Class IA	$1,000.00	$1,115.92	$4.85	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class IB	$1,000.00	$1,113.24	$6.18	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Hartford Global Financial Services HLS Fund
Class IA	$1,000.00	$893.16	$4.58	$1,000.00	$1,020.37	$4.89	0.96%	184	365
Class IB	$1,000.00	$890.76	$5.77	$1,000.00	$1,019.11	$6.16	1.21%	184	365
Hartford Global Growth HLS Fund(2)
Class IA	$1,000.00	$1,130.30	$3.97	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class IB	$1,000.00	$1,127.60	$5.31	$1,000.00	$1,020.21	$5.04	0.99%	184	365
Hartford Global Health HLS Fund
Class IA	$1,000.00	$1,014.74	$4.42	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class IB	$1,000.00	$1,012.19	$5.68	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Hartford Global Technology HLS Fund
Class IA	$1,000.00	$1,011.68	$4.61	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class IB	$1,000.00	$1,009.14	$5.87	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Hartford Growth HLS Fund
Class IA	$1,000.00	$1,074.36	$4.34	$1,000.00	$1,021.02	$4.23	0.83%	184	365
Class IB	$1,000.00	$1,071.71	$5.64	$1,000.00	$1,019.76	$5.50	1.08%	184	365
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$1,110.55	$3.40	$1,000.00	$1,021.98	$3.26	0.64%	184	365
Class IB	$1,000.00	$1,107.88	$4.73	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Hartford High Yield HLS Fund
Class IA	$1,000.00	$990.05	$3.61	$1,000.00	$1,021.58	$3.67	0.72%	184	365
Class IB	$1,000.00	$987.54	$4.86	$1,000.00	$1,020.32	$4.94	0.97%	184	365
Hartford Index HLS Fund
Class IA	$1,000.00	$983.56	$1.70	$1,000.00	$1,023.49	$1.73	0.34%	184	365
Class IB	$1,000.00	$981.05	$2.95	$1,000.00	$1,022.23	$3.01	0.59%	184	365
Hartford International Growth HLS Fund(3)
Class IA	$1,000.00	$1,112.03	$4.42	$1,000.00	$1,021.02	$4.23	0.83%	184	365
Class IB	$1,000.00	$1,109.36	$5.74	$1,000.00	$1,019.76	$5.50	1.08%	184	365
Hartford International Opportunities HLS Fund
Class IA	$1,000.00	$1,143.62	$3.84	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class IB	$1,000.00	$1,140.91	$5.18	$1,000.00	$1,020.37	$4.89	0.96%	184	365
Hartford International Small Company HLS Fund
Class IA	$1,000.00	$967.85	$4.36	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class IB	$1,000.00	$965.36	$5.60	$1,000.00	$1,019.51	$5.75	1.13%	184	365
Hartford LargeCap Growth HLS Fund(4)
Class IA	$1,000.00	$995.40	$2.31	$1,000.00	$1,022.89	$2.35	0.46%	184	365
Hartford MidCap HLS Fund
Class IA	$1,000.00	$985.64	$3.45	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class IB	$1,000.00	$983.13	$4.70	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Hartford MidCap Growth HLS Fund
Class IA	$1,000.00	$968.85	$3.18	$1,000.00	$1,021.98	$3.26	0.64%	184	365
Hartford MidCap Value HLS Fund
Class IA	$1,000.00	$874.50	$3.78	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class IB	$1,000.00	$872.13	$4.95	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,022.05	$2.14	$1,000.00	$1,023.09	$2.14	0.42%	184	365
Class IB	$1,000.00	$1,019.51	$3.41	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Hartford Mortgage Securities HLS Fund
Class IA	$1,000.00	$1,020.95	$2.45	$1,000.00	$1,022.79	$2.45	0.48%	184	365
Class IB	$1,000.00	$1,018.39	$3.71	$1,000.00	$1,021.53	$3.72	0.73%	184	365
Hartford Small Company HLS Fund
Class IA	$1,000.00	$1,014.53	$3.61	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class IB	$1,000.00	$1,011.98	$4.87	$1,000.00	$1,020.37	$4.89	0.96%	184	365
Hartford SmallCap Growth HLS Fund
Class IA	$1,000.00	$896.42	$3.01	$1,000.00	$1,022.03	$3.21	0.63%	184	365
Class IB	$1,000.00	$894.02	$4.20	$1,000.00	$1,020.77	$4.48	0.88%	184	365

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited) — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	June 30, 2007	Account	Account	June 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	June 30, 2007	December 31, 2007	December 31, 2007	June 30, 2007	December 31, 2007	December 31, 2007	ratio	1/2 year	full year
Hartford SmallCap Value HLS Fund
Class IA	$1,000.00	$890.28	$4.57	$1,000.00	$1,020.37	$4.89	0.96%	184	365
Class IB	$1,000.00	$887.99	$5.76	$1,000.00	$1,019.11	$6.16	1.21%	184	365
Hartford Stock HLS Fund
Class IA	$1,000.00	$957.82	$2.47	$1,000.00	$1,022.68	$2.55	0.50%	184	365
Class IB	$1,000.00	$955.34	$3.70	$1,000.00	$1,021.42	$3.82	0.75%	184	365
Hartford Total Return Bond HLS Fund
Class IA	$1,000.00	$1,036.38	$2.57	$1,000.00	$1,022.68	$2.55	0.50%	184	365
Class IB	$1,000.00	$1,033.80	$3.84	$1,000.00	$1,021.42	$3.82	0.75%	184	365
Hartford U.S. Government Securities HLS Fund
Class IA	$1,000.00	$1,031.07	$2.41	$1,000.00	$1,022.84	$2.40	0.47%	184	365
Class IB	$1,000.00	$1,028.50	$3.68	$1,000.00	$1,021.58	$3.67	0.72%	184	365
Hartford Value HLS Fund
Class IA	$1,000.00	$845.85	$3.91	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class IB	$1,000.00	$843.51	$5.06	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Hartford Value Opportunities HLS Fund
Class IA	$1,000.00	$998.42	$3.22	$1,000.00	$1,021.98	$3.26	0.64%	184	365
Class IB	$1,000.00	$995.88	$4.48	$1,000.00	$1,020.72	$4.53	0.89%	184	365

(1)	Formerly known as Hartford Focus HLS Fund.

(2)	Formerly known as Hartford Global Leaders HLS Fund.

(3)	Formerly known as Hartford International Capital Appreciation HLS Fund.

(4)	Formerly known as Hartford Blue Chip Stock HLS Fund.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management, Investment Advisory and Amended Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 7-8, 2007, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC (“HL Advisors”) and the investment sub-advisory agreements between HL Advisors and each Fund’s respective sub-adviser(s) (“sub-advisers,” and together with HL Advisors, “advisers”) — Hartford Investment Management Company (“Hartford Investment Management”), Lazard Asset Management LLC (“Lazard”), Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc., and Wellington Management Company, LLP (“Wellington”) (collectively, the “agreements”). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2007 and August 7-8, 2007. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers and their affiliates.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s management fees, administrative fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups (“peer funds”). The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating each Fund’s advisory fees, administrative fees, overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HL Advisors agreed to (i) permanently reduce the contractual management fee with respect to Hartford High Yield HLS Fund; and (ii) remove or continue the voluntary management fee waiver with respect to certain Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these revisions, was fair and reasonable and that continuation of the agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and each adviser’s organizational structure, systems and personnel.1 The Board received information on the experience of senior management and relevant investment and other personnel of the advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory requirements and other developments. The Board considered the progress that Hartford Investment Management has made in developing an equity management capability. In addition, the Board considered the quality of each adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser’s compliance policies and procedures, their compliance history, and a report from the Funds’ Chief Compliance Officer on each adviser’s compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers’ support of the Funds’ compliance control structure, particularly the resources devoted by the advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser’s investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each Fund’s short-term and long-term investment performance over various periods of time with appropriate benchmark indices, and

1 Certain Funds have entered into investment management agreements with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company (“Hartford Life”), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management, Investment Advisory and Amended Investment Sub-Advisory Agreement (Unaudited) — (continued)

with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper and HL Advisors) and discussions with portfolio managers and other representatives of the sub-advisers at Board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

The Board considered HL Advisors’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser’s analysis of the Funds’ performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

The Board considered actions HL Advisors has taken to address performance. In particular, the Board considered HL Advisors’ initiatives over the course of the year to change portfolio managers with respect to the certain Funds in order to address performance. With respect to Hartford International Stock HLS Fund, sub-advised by Lazard, the Board considered HL Advisors’ plan to seek shareholder approval in September 2007 with respect to a plan of reorganization by which Hartford International Stock HLS Fund would be merged into Hartford International Opportunities HLS Fund, sub-advised by Wellington. Due to the timing of this proposed reorganization, the Board concluded that it would be in the best interests of each Fund’s shareholders to renew the existing sub-advisory agreement for these Funds while HL Advisors sought shareholder approval of the reorganization.

Based on these considerations, the Board concluded with respect to each Fund that the Fund’s performance over time has been satisfactory or, in the case of Hartford International Stock HLS Fund, that HL Advisors is addressing the Board’s concerns about investment performance, and the Board had continued confidence in HL Advisors’ and the sub-advisers’ overall capabilities to manage each Fund.

Costs of the Services and Profitability of HL Advisors and the Sub-Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Funds and HL Advisors’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board considered the fact that HL Advisors has subsidized certain of the Funds’ fees and total operating expenses through voluntary management fee waivers or permanent reductions in management fee schedules. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. The Board noted that HL Advisors represented that the profitability information was calculated using the same methodology used by HL Advisors in 2006, a methodology which had been refined in 2006 as part of an independent third party review.

With respect to those Funds which are sub-advised by Hartford Investment Management, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment Management in the aggregate. The Board also requested and received information relating to the operations and profitability of the other sub-advisers. In evaluating such sub-adviser’s profitability with respect to the Funds, the Board considered primarily HL Advisors’ and the sub-advisers’ representations that HL Advisors had negotiated the sub-advisory fees at arm’s length, and the sub-advisers’ representations that the fees charged to HL Advisors were comparable to fees charged by the sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and the Sub-Advisers

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund’s management fees, administrative fees and total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees and total operating expenses.

The Board particularly considered HL Advisors’ agreement to (i) permanently reduce the contractual management fee with respect to Hartford High Yield HLS Fund and (ii) remove or continue the voluntary management fee waiver with respect to certain Funds. HL Advisors has agreed to the following fee revisions, each effective January 1, 2008:

Hartford High Yield HLS Fund: (i) consolidate the management fee at the first two breakpoints into a single breakpoint at $500 million; (ii) reduce the management fee at the first breakpoint by 5 basis points (“bps”) and (iii) remove the 5 bps voluntary management fee waiver.

Hartford LargeCap Growth HLS Fund (formerly Hartford Blue Chip Stock HLS Fund): remove the 21 bps voluntary management fee waiver.

Hartford MidCap Growth HLS Fund (formerly Hartford MidCap Stock HLS Fund): remove the 20 bps voluntary management fee waiver.

Hartford Money Market HLS Fund: continue the 5 bps voluntary management fee waiver.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

Economies of Scale

The Board requested and considered information regarding the advisers’ realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund (and administrative fee schedule for certain Funds), which reduce fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board considered the fact that Hartford Life had agreed to implement a new accounting services fee structure for the Funds with breakpoints. Based upon estimated expense information, this change will result in savings to Hartford-sponsored funds of approximately $250,000 per year.

The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. (“HSDC”), as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Annual Report December 31, 2007

• Manager Discussions
• Financials

Hartford Global Growth HLS Fund inception 9/30/1998
(formerly Hartford Global Leaders HLS Fund)
(subadvised by Wellington Management Company, LLP)
Investment objective — Seeks growth of capital.
Performance Overview1 9/30/98 - 12/31/07
Growth of $10,000 investment
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Average Annual Returns2 (as of 12/31/07)

	1	5	Since
	Year	Year	Inception

Global Growth IA	25.05%	18.80%	12.31%

Global Growth IB	24.74%	18.50%	12.06%

MSCI World Growth Index	15.12%	15.83%	5.67%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of Hartford Global Growth HLS Fund returned 25.05% for the twelve-month period ended December 31, 2007, outperforming its benchmark, the MSCI World Growth Index, which returned 15.12% for the same period. The Fund also outperformed the 12.32% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the fund.
Why did the Fund perform this way?
Global equity markets posted strong returns during the period despite the volatility that emerged in the latter part of the year due to concerns associated with the U.S. subprime mortgage market and slowing U.S. growth. Growth stocks outperformed value stocks as measured by the Russell 1000 Growth Index, which returned +11.81% versus the Russell 1000 Value Index return of -0.17% during the period. Non-U.S. markets (+11.63%) generally outperformed the U.S. (+5.49%) as measured by the MSCI EAFE Index and S&P 500 Index, respectively. Nine out of ten sectors in the MSCI World Growth Index rose. Materials (+41%), Energy (+38%), and Utilities (+27%) led returns, while Consumer Discretionary (-2%), Financials (+2%), and Health Care (+4%) trailed the broader market.
Security selection was positive in eight of the ten broad economic sectors and was the main driver of the Fund’s outperformance during the period. Stock selection was particularly strong in the Information Technology, Financials, and Industrials sectors, slightly offset by weaker selection in Consumer Discretionary and Telecommunication Services. Sector allocation decisions, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, had a modest negative impact on relative (i.e. performance of the Fund as measured against the benchmark) returns. Detracting from returns was our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to the Materials sector and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Financials sector. This was partially offset by our underweight position in Consumer Discretionary stocks and an overweight in Energy stocks.
The leading contributors to both relative and absolute (i.e. total return) performance during the year were Nintendo (Information Technology), Research in Motion (Information Technology), and Monsanto (Materials). Japanese video game developer Nintendo continues to experience positive sales trends for its Wii gaming console. The addressable market is larger than expected due to the product’s ease of

1

use. Shares of consumer electronic device company Research in Motion moved higher with expectations of market share gains. Shares of Monsanto, a global provider of agricultural products, rose as the company is benefiting from a strong agricultural cycle. The company has a robust pipeline and strong outlook. We continued to hold positions in all three stocks at the end of the period.
Relative and absolute performance was hurt by our holdings in Comcast (Consumer Discretionary), Rakuten (Consumer Discretionary), and Orix (Financials). Shares of Comcast, a provider of cable, Internet, and phone services, fell after the company reported weak earnings due to increased competition from phone companies and satellite television providers. We eliminated the security. Japanese online retailer and brokerage firm Rakuten reported results that were below expectations, due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We eliminated our position. Shares of the Japanese financial services company Orix fell due to disappointing earnings and its modest exposure to the U.S. subprime mortgage market. We eliminated our holding in the security.
What is the outlook?
As a result of bottom-up fundamental research, the Fund’s largest overweight positions at the end of the period relative to its benchmark were Information Technology, Financials, and Telecommunication Services. Within the Technology sector we favor software & services companies Google and Nintendo, which are among our top holdings. The Fund’s largest underweight positions were the Consumer Discretionary and Staples sectors along with Health Care. Within Consumer Discretionary, we continue to underweight companies with large exposure to U.S. consumers as we believe that discretionary spending may slow further in the U.S.
During the twelve-month period ended December 31, 2007, James H. Averill, a portfolio manager of the Fund, retired from Wellington Management Company and withdrew from active involvement in the Fund effective June 1, 2007.
Diversification by Industry
as of December 31, 2007

Percentage of
Industry	Net Assets

Basic Materials	6.5%

Capital Goods	4.6

Consumer Cyclical	7.4

Consumer Staples	4.4

Energy	7.4

Finance	14.1

Health Care	7.0

Services	3.4

Technology	35.1

Transportation	2.4

Utilities	6.2

Short-Term Investments	13.5

Other Assets and Liabilities	(12.0)

Total	100.0%

Diversification by Country
as of December 31, 2007

Percentage
Country	Net Assets

Austria	0.5%

Bermuda	1.3

Brazil	1.5

Canada	4.4

China	4.5

Denmark	1.1

Finland	1.7

France	3.5

Germany	5.7

Greece	1.1

Hong Kong	1.7

Ireland	2.0

Japan	4.4

Luxembourg	1.8

Mexico	1.1

Netherlands	1.0

South Korea	0.8

Spain	3.6

Switzerland	5.8

Taiwan	1.1

United Kingdom	7.3

United States	42.6

Short-Term Investments	13.5

Other Assets and Liabilities	(12.0)

Total	100.0%

2

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)
Investment objective — Seeks capital appreciation.
Hartford Growth Opportunities HLS Fund
Performance Overview112/31/97 - 12/31/07
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Average Annual Returns2(as of 12/31/07)

	1 Year	5 Year	10 Year

Growth Opportunities IA	29.65%	23.28%	11.80%

Growth Opportunities IB	29.33%	22.97%	11.53%

Russell 1000 Growth Index	11.81%	12.11%	3.83%

Russell 3000 Growth Index	11.40%	12.42%	3.83%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of Hartford Growth Opportunities HLS Fund returned 29.65% for the twelve-month period ended December 31, 2007, versus the returns of 11.40% for the Russell 3000 Growth Index and 11.81% for the Russell 1000 Growth Index. The Fund also outperformed the 12.70% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
As measured by the Russell 3000 Growth Index, U.S. growth stocks ended broadly higher for the fifth fiscal year in a row, despite significant volatility during the summer. Seven of ten sectors in the benchmark posted positive returns for the period, led by Materials (+37%), Energy (+34%), Utilities (+28%), and Information Technology (+18%). The laggards in this environment were Consumer Discretionary (-10%) and Telecommunications Services (-4%).
The Fund outperformed by maintaining its focus on stock selection, which was additive in nine of ten economic sectors. Selection was particularly strong in Materials, Consumer Discretionary, Health Care, and Information Technology. Utilities was the sole sector with negative selection. Sector weightings, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, also contributed to relative (i.e. performance of the Fund as measured against the benchmark) performance, primarily due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Materials and Energy sectors and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials, which trailed during the period.
Suntech Power (Industrials), Research In Motion (Information Technology), Sunpower (Industrials) and Potash (Materials), were

3

among the top contributors to relative and absolute (i.e. total return) performance during the period. Shares of China-based solar energy products and services company Suntech Power rose sharply after higher-than-expected quarterly earnings led to upward earnings revisions. We believe that above-consensus production and pricing could lead to strong earnings going forward. Shares of Canadian communications device company Research In Motion moved higher with expectations of market share gains because of strong demand for its Curve, 8800, 8700, and Pearl devices, which are driving sales and earnings faster than expected. We eliminated the position into strength. Solar electric power products and services company Sunpower saw its shares appreciate as investors gained confidence in the firm’s earnings potential given its high-efficiency technology and leading edge production advancements. We expect that management’s strategy to integrate with some of its suppliers could drive margins higher over time. Canadian agricultural products firm Potash reported record earnings, as increasing end-market demand resulted in tight global capacity utilization rates at potash producers. Given the strong appreciation in the shares, we eliminated our position. Other top contributors to relative and absolute returns included global engineering and construction services company Foster Wheeler and British mining company Rio Tinto.
Network Appliance (Information Technology), Kohl’s (Consumer Discretionary), and Jarden (Consumer Discretionary) were the top detractors from relative and absolute performance during the period. Network Appliance, a supplier of storage and data management solutions, is facing slowing growth and a potentially sluggish outlook for enterprise spending. We reduced our position. Specialty department store company Kohl’s saw its shares decline with disappointing same-store-sales trends and investor concerns about overall consumer spending. We believe that new store growth and margin expansion opportunities could benefit the shares going forward and maintain a position in the stock. Shares in small appliance and consumer goods company Jarden retreated with investor concerns about slowing consumer spending. We maintain a position based on the firm’s strong lineup of branded products and potential margin upside. Other detractors from relative and absolute results included retailer Dollar Tree Stores, communications company NII holdings, and consumer products company Liz Claiborne.
What is the outlook?
While global economic growth appears to be on track, there clearly has been a deceleration in the U.S. Overall, the inflation picture is mixed, as the recovery in oil prices and increases in grain prices suggests increased pressure on inflation and interest rates. The biggest negatives in the economy are housing, which was overbuilt and is in the process of correcting, and tightening credit conditions. We continue to monitor the U.S. economy for signs of stress and have positioned the portfolio for a continued slowdown.
Positioning within the Fund is determined by fundamental, stock-by-stock research. At the end of the period, the Fund was most overweight in the Materials and Energy sectors and most underweight Consumer Staples and Financials stocks.
During the twelve-month period ended December 31, 2007, the Russell 1000 Growth Index was added as an additional benchmark for the Fund, effective September 28, 2007.
Diversification by Industry
as of December 31, 2007

Percentage
Industry	Net Assets

Basic Materials	13.7%

Capital Goods	6.7%

Consumer Cyclical	7.8

Consumer Staples	1.3

Energy	9.7

Finance	9.5

Health Care	9.7

Services	6.2

Technology	30.6

Utilities	3.3

Short-Term Investments	10.4

Other Assets and Liabilities	(8.9)

Total	100.0%

4

Hartford Global Growth HLS Fund (formerly Hartford Global Leaders HLS Fund)

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.5%
	Basic Materials — 6.5%
477	BHP Billiton plc (A)	$14,545
300	Cameco Corp.	11,923
398	Companhia Vale do Rio Doce ADR	12,990
99	Potash Corp. of Saskatchewan	14,252
156	Praxair, Inc.	13,856
269	Xstrata plc (A)	18,882

		86,448

	Capital Goods — 4.6%
94	Alstom RGPT (A)	20,149
151	Boeing Co.	13,180
305	Gamesa Corporacion Tecnologica S.A. (A)	14,093
130	Vestas Wind Systems A/S (A)(D)	14,086

		61,508

	Consumer Cyclical — 7.4%
522	Arcandor AG (A)(D)(G)	12,472
3,591	China Communications Construction Co., Ltd. (A)	9,284
172	Daimler AG (A)	16,697
95	LG Electronics, Inc. (A)(D)	10,081
52	Nintendo Co., Ltd. (A)	30,767
2,021	Tesco plc (A)	19,222

		98,523

	Consumer Staples — 4.4%
3	Japan Tobacco, Inc. (A)	15,450
48	Nestle S.A. (A)	22,027
364	Reckitt Benckiser Group plc (A)	21,143

		58,620

	Energy — 7.4%
115	Diamond Offshore Drilling, Inc. (G)	16,316
217	Schlumberger Ltd.	21,297
712	Seadrill Ltd. (A)(D)(G)	17,193
230	Suncor Energy, Inc. (G)	25,158
252	Ultra Petroleum Corp. (D)	18,011

		97,975

	Finance — 14.1%
2,059	Alibaba.com Ltd. (D)(G)	7,301
521	Bolsa De Mercadorias e Futuros (D)	7,319
2,845	China Merchants Bank Co., Ltd. (A)	11,446
110	Deutsche Boerse AG (A)(G)	21,807
93	Erste Bank Der Oesterreichischen Sparkassen AG (A)	6,593
62	Goldman Sachs Group, Inc.	13,355
935	Invesco Ltd.	29,332
265	Julius Baer Holding Ltd. (A)	21,756
2,047	Man Group plc (A)	23,239
499	MF Global Ltd. (D)	15,710
210	National Bank of Greece (A)	14,372
699	Sun Hung Kai Properties Ltd. (A)	14,681

		186,911

	Health Care — 7.0%
695	Elan Corp. plc ADR (D)	15,278
360	Gilead Sciences, Inc. (D)	16,577
233	Monsanto Co.	26,064
670	Schering-Plough Corp.	17,838
413	St. Jude Medical, Inc. (D)	16,797

		92,554

	Services — 3.4%
342	Cognizant Technology Solutions Corp. (D)	11,621
258	Focus Media Holding Ltd. ADR (D)(G)	14,669
185	Las Vegas Sands Corp. (D)(G)	19,064

		45,354

	Technology — 35.1%
685	ABB Ltd. (A)	19,751
235	America Movil S.A.B. de C.V. ADR	14,408
297	American Tower Corp. Class A (D)	12,636
122	Apple, Inc. (D)	24,186
403	ASML Holding N.V. (A)	12,713
435	Broadcom Corp. Class A (D)	11,379
795	Cisco Systems, Inc. (D)	21,512
718	Corning, Inc.	17,232
240	Danaher Corp.	21,093
553	Electronic Arts, Inc. (D)	32,283
69	Google, Inc. (D)	47,505
274	Hewlett-Packard Co.	13,811
191	Hologic, Inc. (D)	13,117
2,430	Hon Hai Precision Industry Co., Ltd. (A)	14,975
388	Logitech International S.A. (A)(D)	14,181
662	MetroPCS Communications, Inc. (D)(G)	12,876
452	Microsoft Corp.	16,088
199	Millicom International Cellular S.A. (D)(G)	23,494
598	Nokia Corp.	22,953
958	Oracle Corp. (D)	21,627
436	Qualcomm, Inc.	17,153
67	Research In Motion Ltd. (D)	7,598
158	Siemens AG (A)(G)	25,070
441	Sumco Corp. (A)(G)	12,532
512	Telefonica S.A. (A)	16,599

		466,772

	Transportation — 2.4%
228	General Dynamics Corp.	20,290
286	Ryanair Holdings plc ADR (D)(G)	11,268

		31,558

	Utilities — 6.2%
2,095	Iberdrola Renovables (D)	17,305
105	Sunpower Corp. (D)(G)	13,730
302	Suntech Power Holdings Co., Ltd. ADR (D)(G)	24,836
289	Veolia Environment S.A. (A)(G)	26,307

		82,178

	Total common stock (cost $983,406)	$1,308,401

The accompanying notes are an integral part of these financial statements.

   5

Principal
Amount

SHORT-TERM INVESTMENTS — 13.5%
	Repurchase Agreements — 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $6,028, collateralized by FNMA 5.00%, 2035, value of $6,147)
$6,027	4.50% dated 12/31/2007		$6,027
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $54, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $55)
54	1.35% dated 12/31/2007		54
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $16,775, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $17,106)
16,771	4.75% dated 12/31/2007		16,771
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2,366, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $2,413)
2,365	4.60% dated 12/31/2007		2,365

			25,217

Shares

	Securities Purchased with Proceeds from Security Lending — 11.6%
	Cash Collateral Reinvestment Fund:
154,562	Navigator Prime Portfolio		154,562

	Total short-term investments (cost $179,779)		$179,779

	Total investments (cost $1,163,185) (C)	112.0%	$1,488,180
	Other assets and liabilities	(12.0)%	(159,549)

	Total net assets	100.0%	$1,328,631

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 55.91% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,163,922 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$345,028
Unrealized Depreciation	(20,770)

Net Unrealized Appreciation	$324,258

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $512,113, which represents 38.54% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Danish Krone (Buy)	$2,547	$2,551	01/03/08	$(4)
Euro (Buy)	1,606	1,607	01/03/08	(1)
Euro (Buy)	1,242	1,249	01/04/08	(7)

				$(12)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2007

Percentage of
Country	Net Assets
Austria	0.5%

Bermuda	1.3

Brazil	1.5

Canada	4.4

China	4.5

Denmark	1.1

Finland	1.7

France	3.5

Germany	5.7

Greece	1.1

Hong Kong	1.7

Ireland	2.0

Japan	4.4

Luxembourg	1.8

Mexico	1.1

Netherlands	1.0

South Korea	0.8

Spain	3.6

Switzerland	5.8

Taiwan	1.1

United Kingdom	7.3

United States	42.6

Short-Term Investments	13.5

Other Assets and Liabilities	(12.0)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

   6

Hartford Growth Opportunities HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 98.5%
	Basic Materials — 13.7%
327	Arch Coal, Inc. (G)	14,691
472	Cameco Corp.	18,806
562	Companhia Vale do Rio Doce ADR	18,371
334	Consol Energy, Inc.	23,916
160	FMC Corp.	8,714
217	Freeport McMoRan Copper & Gold, Inc.	22,240
415	Hercules, Inc.	8,030
745	Jarden Corp. (D)	17,595
2,476	Kingboard Chemical Holdings Ltd. (A)	14,628
432	Owens-Illinois, Inc. (D)	21,374
47	Rio Tinto plc ADR	19,609
393	Steel Dynamics, Inc.	23,381
173	United States Steel Corp.	20,905

		232,260

	Capital Goods — 6.7%
235	Boeing Co.	20,579
146	Cummins, Inc.	18,647
237	Flowserve Corp.	22,785
295	Honeywell International, Inc.	18,188
388	Kennametal, Inc.	14,690
457	Pall Corp.	18,434

		113,323

	Consumer Cyclical — 7.8%
218	Altria Group, Inc.	16,446
539	Dick’s Sporting Goods, Inc. (D)	14,949
998	Gap, Inc.	21,229
372	Kohl’s Corp. (D)	17,047
485	Liz Claiborne, Inc.	9,865
616	Newell Rubbermaid, Inc.	15,942
309	PACCAR, Inc.	16,818
537	Supervalu, Inc.	20,156

		132,452

	Consumer Staples — 1.3%
598	Unilever N.V. NY Shares	21,811
	Energy — 9.7%
727	Chesapeake Energy Corp.	28,494
272	EOG Resources, Inc.	24,303
119	Husky Energy, Inc.	5,372
208	Lukoil ADR (G)	17,804
315	Noble Corp.	17,795
316	OAO Gazprom ADR	17,934
104	Transocean, Inc.	14,852
238	Ultra Petroleum Corp. (D)	17,031
405	XTO Energy, Inc.	20,801

		164,386

	Finance — 9.5%
302	Aetna, Inc.	17,452
638	Aircastle Ltd.	16,785
80	Blackrock, Inc. (G)	17,344
685	Covanta Holding Corp. (D)	18,958
851	Cyrela Brazil Realty S.A.	11,575
587	Invesco Ltd. (G)	18,430
362	UnitedHealth Group, Inc.	21,039
204	Wellpoint, Inc. (D)	17,862
858	Western Union Co.	20,837

		160,282

	Health Care — 9.7%
484	Alkermes, Inc. (D)(G)	7,541
437	Amylin Pharmaceuticals, Inc. (D)(G)	16,150
408	Auxilium Pharmaceuticals, Inc. (D)(G)	12,248
325	Cephalon, Inc. (D)(G)	23,336
348	Charles River Laboratories International, Inc. (D)	22,879
646	Elan Corp. plc ADR (D)	14,203
288	Merck & Co., Inc.	16,747
351	Pharmaceutical Product Development, Inc.	14,181
917	Schering-Plough Corp.	24,429
707	Shionogi & Co., Ltd. (A)	12,533

		164,247

	Services — 6.2%
498	DreamWorks Animation SKG, Inc. (D)	12,719
463	Focus Media Holding Ltd. ADR (D)(G)	26,326
535	Iron Mountain, Inc. (D)	19,802
117	Micros Systems (D)	8,187
816	Tetra Technologies, Inc. (D)	17,542
477	Viacom, Inc. Class B (D)	20,928

		105,504

	Technology — 30.6%
862	Activision, Inc. (D)	25,595
107	Apple, Inc. (D)	21,175
282	BMC Software, Inc. (D)	10,058
545	Citrix Systems, Inc. (D)	20,715
424	Electronic Arts, Inc. (D)	24,743
219	Equinix, Inc. (D)(G)	22,084
507	FLIR Systems, Inc. (D)(G)	15,857
152	Garmin Ltd. (G)	14,734
65	Google, Inc. (D)	45,154
343	Hewlett-Packard Co.	17,294
375	Hologic, Inc. (D)(G)	25,726
216	Lockheed Martin Corp.	22,757
471	Logitech International S.A. (A)(D)	17,196
511	McAfee, Inc. (D)	19,178
296	MEMC Electronic Materials, Inc. (D)	26,211
944	Microsoft Corp.	33,610
643	Network Appliance, Inc. (D)	16,039
412	Nuance Communications, Inc. (D)(G)	7,687
235	NVIDIA Corp. (D)	7,993
1,088	O2Micro International Ltd. ADR (D)	12,551
1,115	Oracle Corp. (D)	25,183
748	Qualcomm, Inc.	29,426
427	SanDisk Corp. (D)	14,167
194	Telefonica S.A. ADR	18,893
614	VeriSign, Inc. (D)	23,081

		517,107

	Utilities — 3.3%
168	Sunpower Corp. (D)(G)	21,880
409	Suntech Power Holdings Co., Ltd. ADR (D)(G)	33,685

		55,565

	Total common stock (cost $1,398,605)	$1,666,937

The accompanying notes are an integral part of these financial statements.

   7

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — 10.4%
	Repurchase Agreements — 1.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $6,256, collateralized by FNMA 5.00%, 2035, value of $6,380)
$6,255	4.50% dated 12/31/2007		$6,255
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $56, collateralized by U.S. Treasury Bill, 3.24%, 2008, value of $58)
56	1.35% dated 12/31/2007		56
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $17,410, collateralized by FHLMC 5.00% — 6.50%, 2017 — 2037, value of $17,754)
17,405	4.75% dated 12/31/2007		17,405
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 01/02/2008 in the amount of $2,455, collateralized by FHLMC 5.50% — 6.00%, 2017 — 2035, FNMA 5.00%, 2035, value of $2,504)
2,455	4.60% dated 12/31/2007		2,455

			26,171

Shares

	Securities Purchased with Proceeds from Security Lending — 8.9%
	Cash Collateral Reinvestment Fund:
150,093	Goldman Sachs FS Prime Obligation/Institutional Fund		150,093

	Total short-term investments (cost $176,264)		$176,264

	Total investments (cost $1,574,869) (C)	108.9%	$1,843,201
	Other assets and liabilities	(8.9)%	(150,167)

	Total net assets	100.0%	$1,693,034

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.87% of total net assets at December 31, 2007.

(C)	At December 31, 2007, the cost of securities for federal income tax purposes was $1,576,402 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$300,403
Unrealized Depreciation	(33,604)

Net Unrealized Appreciation	$266,799

(A)	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds’ Board of Directors at December 31, 2007, was $44,357, which represents 2.62% of total net assets.

(D)	Currently non-income producing.

(G)	Security is partially on loan at December 31, 2007.

Forward Foreign Currency Contracts Outstanding at December 31, 2007

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Hong Kong Dollar (Buy)	$408	$408	01/02/08	$—
Hong Kong Dollar (Buy)	398	398	01/03/08	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   8

Hartford Money Market HLS Fund

Schedule of Investments
December 31, 2007
(000’s Omitted)

Principal		Market
Amount		Value (W)
	Capital Goods — 1.9%
	Caterpillar, Inc.
$52,000	4.20%, 01/10/2008	$51,947
	Consumer Cyclical — 2.6%
	Eksportfinians
27,500	4.31%, 01/14/2008 (I)	27,457
42,700	4.71%, 04/03/2008 (I)	42,187

		69,644

	Consumer Staples — 4.7%
	KFW International Holdings
26,250	4.28%, 01/15/2008 (I)	26,206
27,700	4.31%, 01/17/2008 (I)	27,649
31,600	4.41%, 02/05/2008 (I)	31,465
	Unilever Capital Corp.
18,000	4.23%, 01/11/2008 (I)	17,979
22,000	5.22%, 08/11/2008 (I)(L)	22,000

		125,299

	Energy — 3.0%
	ConocoPhillips Qatar Funding
12,000	4.55%, 01/08/2008 (I)	11,989
22,000	4.58%, 02/21/2008 (I)	21,858
16,900	4.66%, 01/08/2008 (I)(L)	16,885
7,500	4.82%, 01/23/2008 (I)	7,478
20,600	4.98%, 01/23/2008 (I)	20,538

		78,748

	Finance — 83.3%
	American Express Credit Corp.
9,102	3.50%, 01/02/2008	9,101
34,050	4.33%, 01/16/2008	33,989
	American General Finance Corp.
27,000	5.03%, 01/04/2008	26,989
13,200	5.33%, 01/18/2008 (L)	13,201
	American Honda Finance Corp.
13,500	4.26%, 01/15/2008	13,478
26,300	4.85%, 05/12/2008 (I)(L)	26,300
9,500	4.87%, 08/06/2008 (I)(L)	9,494
21,300	5.17%, 09/18/2008 (I)(L)	21,300
	Australia & New Zealand Banking GR
30,000	4.82%, 03/20/2008 (I)	29,689
31,750	5.00%, 01/11/2008 (I)	31,706
15,000	5.16%, 01/07/2008	14,987
	Bank of America Corp.
57,200	4.65%, 02/28/2008 — 04/11/2008	56,632
18,750	5.04%, 01/22/2008	18,695
	Bank of Scotland
15,000	4.76%, 01/22/2008	14,958
9,250	5.02%, 01/24/2008	9,220
22,000	5.05%, 01/23/2008	21,933
	Bear Stearns & Co., Inc.
19,000	5.02%, 01/28/2008	18,929
22,000	5.09%, 08/14/2008 (L)	22,000
	Citibank NA
12,750	5.11%, 03/07/2008	12,750
27,350	5.14%, 03/04/2008	27,350
	Citigroup Funding, Inc.
27,300	4.98%, 05/01/2008	26,850
	Danske Bank Corp.
22,000	4.92%, 08/19/2008 (I)(L)	22,000
21,500	4.94%, 03/10/2008	21,299
	Danske Bank Corp.
31,000	5.37%, 02/11/2008	30,811
	Federal Home Loan Bank
81,900	4.24%, 01/04/2008 — 01/11/2008	81,849
54,000	4.27%, 01/11/2008	53,936
28,250	4.31%, 01/30/2008	28,152
	Federal Home Loan Mortgage Corp.
45,790	4.24%, 01/02/2008	45,785
61,000	4.28%, 01/10/2008	60,940
	Federal National Mortgage Association
34,000	4.20%, 01/09/2008	33,968
25,800	4.26%, 01/22/2008	25,736
25,014	4.27%, 02/01/2008	24,922
20,289	4.30%, 02/22/2008	20,164
	General Electric Capital Corp.
6,500	4.70%, 01/28/2008	6,477
27,000	4.79%, 01/24/2008	26,918
19,400	4.92%, 08/22/2008 (L)	19,400
29,200	4.95%, 05/19/2008 (L)	29,204
	Goldman Sachs Group, Inc.
26,250	4.83%, 01/14/2008	26,204
39,500	4.84%, 01/18/2008	39,410
	HBOS Treasury Services plc
26,440	5.23%, 09/08/2008 (I)(L)	26,438
	HSBC Finance Corp.
18,000	4.72%, 02/04/2008	17,920
22,500	5.26%, 09/06/2008 (L)	22,500
	JP Morgan Chase & Co.
42,500	5.15%, 01/25/2008 (L)	42,501
26,200	5.21%, 09/02/2008 (L)	26,200
	Lehman Brothers Holdings, Inc.
45,250	4.25%, 01/02/2008	45,245
22,000	5.00%, 10/27/2008 (L)	22,000
	Merrill Lynch & Co., Inc.
29,000	4.61%, 06/26/2008 (L)	29,007
22,000	5.04%, 08/22/2008 (L)	22,000
15,500	5.11%, 01/31/2008	15,434
	Morgan Stanley Dean Witter, Inc.
26,900	4.57%, 03/24/2008 (L)	26,900
21,000	5.10%, 05/19/2008	20,595
19,700	5.55%, 01/30/2008	19,612
	Nordea Bank Ab
21,700	5.23%, 09/08/2008 (I)(L)	21,700
	Nordea North America
18,000	4.76%, 02/14/2008	17,896
28,600	5.05%, 02/04/2008	28,464
	Royal Bank of Scotland Group plc
37,500	4.92%, 04/14/2008 (I)	36,979
32,750	5.09%, 03/13/2008 (I)	32,420
	Skandinav Enskilda Bank
36,650	5.00%, 01/23/2008 (I)	36,538
	Skandinaviska Enskilda Bank NY
21,500	4.74%, 02/01/2008 (I)	21,414
21,600	5.24%, 09/08/2008 (I)(L)	21,600
	State Street Corp.
21,500	4.80%, 01/22/2008	21,500
42,500	4.89%, 03/17/2008	42,500
	Svenska Handelsbanken Ab
25,750	4.75%, 02/07/2008	25,750
34,140	5.16%, 01/07/2008	34,112
22,000	5.17%, 11/12/2008 (I)(L)	22,000

The accompanying notes are an integral part of these financial statements.

   9

Principal			Market
Amount			Value (W)
	Finance — (continued)
	Swedbank
$32,500	4.75%, 04/08/2008		$32,086
33,500	4.78%, 02/28/2008		33,244
10,500	5.24%, 01/10/2008		10,486
	Toyota Motor Credit Corp.
53,000	4.05%, 07/17/2008 (L)		53,000
31,000	4.55%, 02/08/2008		30,852
21,000	4.69%, 01/25/2008		20,934
	UBS Finance LLC
24,053	4.23%, 01/02/2008		24,050
30,000	4.85%, 02/26/2008		29,775
21,500	4.94%, 03/19/2008		21,272
24,500	4.98%, 04/07/2008		24,176
	Wachovia Bank NA
18,000	4.98%, 03/31/2008		18,000
46,700	5.24%, 02/04/2008		46,700
	Wells Fargo & Co.
22,000	4.91%, 08/15/2008 (L)		22,000
29,525	5.29%, 03/10/2008 (L)		29,529
	Westpac Banking Corp.
25,750	4.67%, 02/05/2008		25,634
30,000	4.70%, 01/30/2008		29,888
21,600	5.02%, 09/15/2008 (I)(L)		21,600

			2,229,177

	Services — 2.4%
	Walt Disney Co.
18,000	4.54%, 02/01/2008		17,930
12,750	4.73%, 01/07/2008		12,740
34,250	4.86%, 01/23/2008		34,149

			64,819

	Technology — 2.4%
	John Deere Capital Corp.
31,750	4.51%, 01/30/2008		31,635
32,750	4.74%, 02/01/2008		32,617

			64,252

	Total investments (cost $2,683,886) (C)	100.3%	$2,683,886
	Other assets and liabilities	(0.3)%	(6,786)

	Total net assets	100.0%	$2,677,100

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 25.71% of total net assets at December 31, 2007.

(C)	Also represents cost for tax purposes.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2007, was $654,869, which represents 24.46% of total net assets.

(L)	Variable rate securities; the yield reported is the rate in effect at December 31, 2007.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2007

Percentage of
Country	Net Assets
Australia	4.6%

Denmark	4.0

Norway	2.6

Sweden	4.2

Switzerland	5.0

United Kingdom	5.3

United States	74.6

Other Assets and Liabilities	(0.3)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

   10

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities
December 31, 2007
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global Growth	Growth Opportunities	Money Market
	HLS Fund‡	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$1,488,180	$1,843,201	$2,683,886
Cash	5	373	406
Foreign currency on deposit with custodian #	309	—	—
Receivables:
Investment securities sold	1,872	6,885	—
Fund shares sold	596	2,404	4,588
Dividends and interest	208	1,425	4,003
Other assets	2	3	26

Total assets	1,491,172	1,854,291	2,692,909

Liabilities:
Unrealized depreciation on forward foreign currency contracts	12	—	—
Payable upon return of securities loaned (Note 2d)	154,562	150,093	—
Payables:
Investment securities purchased	5,395	7,488	—
Fund shares redeemed	2,300	3,373	15,463
Investment management and advisory fees (Note 3)	107	170	104
Administrative fee	44	—	88
Distribution fees (Note 3)	12	12	18
Accrued expenses	109	121	136
Total liabilities	162,541	161,257	15,809

Net assets	$1,328,631	$1,693,034	$2,677,100

Summary of Net Assets:
Capital stock and paid-in-capital	$966,417	$1,371,883	$2,677,100
Accumulated undistributed net investment income	12	94	—
Accumulated net realized gain on investments and foreign currency transactions	37,204	52,725	—
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	324,998	268,332	—

Net assets	$1,328,631	$1,693,034	$2,677,100

Shares authorized	3,400,000	700,000	7,000,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$22.42	$32.75	$1.00

Shares outstanding	45,891	43,220	2,224,124

Net assets	$1,028,843	$1,415,613	$2,224,124

Class IB: Net asset value per share	$22.27	$32.40	$1.00

Shares outstanding	13,464	8,562	452,976

Net assets	$299,788	$277,421	$452,976

@ Cost of securities	$1,163,185	$1,574,869	$2,683,886

@ Market value of securities on loan	$149,688	$145,854	$—

# Cost of foreign currency on deposit with custodian	$310	$—	$—

‡	Formerly known as Hartford Global Leaders HLS Fund.

The accompanying notes are an integral part of these financial statements.

   11

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations
For the Year Ended December 31, 2007
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global Growth	Growth Opportunities	Money Market
	HLS Fund‡	HLS Fund	HLS Fund
Investment Income:
Dividends	$10,449	$9,472	$—
Interest	519	1,523	119,143
Securities lending	740	981	—
Less: Foreign tax withheld	(881)	(371)	—

Total investment income, net	10,827	11,605	119,143

Expenses:
Investment management and advisory fees	6,212	8,937	5,525
Administrative services fees	2,512	—	4,538
Distribution fees — Class IB	718	583	970
Custodian fees	38	226	3
Accounting services	188	—	340
Board of Directors’ fees	24	26	38
Other expenses	250	214	324

Total expenses (before waivers and fees paid indirectly)	9,942	9,986	11,738
Expense waivers	—	—	(1,134)
Commission recapture	(80)	(135)	—
Custodian fee offset	(2)	(18)	(2)

Total waivers and fees paid indirectly	(82)	(153)	(1,136)

Total expenses, net	9,860	9,833	10,602

Net investment income (loss)	967	1,772	108,541

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments	155,800	291,568	52
Net realized loss on foreign currency transactions	(159)	(22)	—

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	155,641	291,546	52

Net Changes in Unrealized Appreciation (Depreciation) of Investments, and Foreign Currency Transactions:
Net unrealized appreciation of investments	123,106	81,169	—
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(7)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, and Foreign Currency Transactions	123,099	81,169	—

Net Gain on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	278,740	372,715	52

Payment from Affiliate (See Note 3h in accompanying Notes to Financial Statements)	—	—	—

Net Increase in Net Assets Resulting from Operations	$279,707	$374,487	$108,593

‡	Formerly known as Hartford Global Leaders HLS Fund.

The accompanying notes are an integral part of these financial statements.

   12

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   13

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statement of Changes in Net Assets

(000’s Omitted)

	Hartford
	Global Growth HLS Fund‡
	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
Operations:
Net investment income (loss)	$967	$5,144
Net realized gain (loss) on investments and foreign currency transactions	155,641	80,164
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	123,099	70,989
Payment from affiliate	—	3,344

Net increase in net assets resulting from operations	279,707	159,641

Distributions to Shareholders:
From net investment income
Class IA	(509)	(7,210)
Class IB	(153)	(1,211)
From net realized gain on investments
Class IA	(107,687)	(50,448)
Class IB	(31,874)	(15,059)

Total distributions	(140,223)	(73,928)

Capital Share Transactions:
Class IA
Sold	73,376	75,692
Issued on reinvestment of distributions	108,196	57,658
Redeemed	(203,272)	(192,502)

Total capital share transactions	(21,700)	(59,152)

Class IB
Sold	33,680	21,219
Issued on reinvestment of distributions	32,027	16,270
Redeemed	(77,401)	(57,098)

Total capital share transactions	(11,694)	(19,609)

Net increase (decrease) from capital share transactions	(33,394)	(78,761)

Net increase (decrease) in net assets	106,090	6,952

Net Assets:
Beginning of period	1,222,541	1,215,589

End of period	$1,328,631	$1,222,541

Accumulated undistributed (distribution in excess of) net investment income	$12	$(2,425)

Shares:
Class IA
Sold	3,252	3,866
Issued on reinvestment of distributions	5,023	2,895
Redeemed	(9,286)	(9,779)

Total share activity	(1,011)	(3,018)

Class IB
Sold	1,493	1,077
Issued on reinvestment of distributions	1,496	819
Redeemed	(3,528)	(2,902)

Total share activity	(539)	(1,006)

‡	Formerly known as Hartford Global Leaders HLS Fund.

   14

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statement of Changes in Net Assets — (continued)

(000’s Omitted)

Hartford		Hartford
Growth Opportunities HLS Fund		Money Market HLS Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

$1,772	$8,419	$108,541	$81,038
291,546	124,794	52	1
81,169	3,805	—	—
—	1,098	—	—

374,487	138,116	108,593	81,039

(1,850)	(8,100)	(90,770)	(67,958)
(60)	(884)	(17,771)	(13,080)

(220,443)	(108,948)	(43)	(1)
(43,763)	(19,575)	(9)	—

(266,116)	(137,507)	(108,593)	(81,039)

217,719	188,777	2,394,176	1,780,507
222,293	117,049	90,667	68,099
(222,459)	(216,061)	(1,819,153)	(1,644,009)

217,553	89,765	665,690	204,597

83,662	49,911	503,545	300,900
43,823	20,458	17,750	13,111
(61,762)	(51,438)	(388,244)	(258,125)

65,723	18,931	133,051	55,886

283,276	108,696	798,741	260,483

391,647	109,305	798,741	260,483

1,301,387	1,192,082	1,878,359	1,617,876

$1,693,034	$1,301,387	$2,677,100	$1,878,359

$94	$389	$—	$—

6,208	6,073	2,394,177	1,780,507
6,954	3,934	90,667	68,099
(6,570)	(7,054)	(1,819,153)	(1,644,009)

6,592	2,953	665,691	204,597

2,405	1,621	503,545	300,900
1,386	693	17,750	13,111
(1,845)	(1,706)	(388,245)	(258,125)

1,946	608	133,050	55,886

The accompanying notes are an integral part of these financial statements.

   15

Hartford Series Fund Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements
December 31, 2007
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”) and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the “Companies”) are open-end management investment companies comprised of thirty-three portfolios (each a “Fund” or together the “Funds”) (three Fund’s are included in these financial statements; they are Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund and Hartford Money Market HLS Fund). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies.

Each Fund is divided into Class IA and Class IB shares. Each class is offered at Net Asset Value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distributions and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

Effective July 27, 2007, Hartford Global Leaders HLS Fund was renamed Hartford Global Growth HLS Fund.

Indemnifications:  Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in the investment company industry:

a)	Security Transactions — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

b)	Security Valuation and Investment Income — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund’s shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

Debt securities (other than short-term obligations and senior floating rate interests), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Hartford Money Market HLS Fund’s investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported

   16

Hartford Series Fund Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter (“OTC”) market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase

   17

agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2007.

g)	Reverse Repurchase Agreements — Each Fund, except Hartford Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund’s NAV. As of December 31, 2007, there were no outstanding reverse repurchase agreements.

h)	Futures and Options Transactions — Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2007.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a “segregated account” consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The Funds had no transactions involving written option contracts for the Funds during the year ended December 31, 2007.

i)	Forward Foreign Currency Contracts — For the year ended December 31, 2007, certain Funds, as shown on the Schedule of Investments entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

j)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of December 31, 2007, as shown on the Schedule of Investments under Exchange Traded Funds.

k)	Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

   18

Hartford Series Fund Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

l)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006
		Long-Term		Long-Term
	Ordinary Income	Capital Gains(a)	Ordinary Income	Capital Gains(a)

Hartford Global Growth HLS Fund	$32,462	$107,761	$29,720	$44,208
Hartford Growth Opportunities HLS Fund	163,824	102,292	48,149	89,358
Hartford Money Market HLS Fund	108,593	—	81,039	—

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2007, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital Gains	Appreciation	Earnings
	Income	Capital Gain	(Losses)*	(Depreciation)@	(Deficit)

Hartford Global Growth HLS Fund	$3,881	$34,060	$—	$324,273	$362,214

Hartford Growth Opportunities HLS Fund	20,360	33,993	—	266,798	321,151

*	Certain Funds had capital loss carryforwards that are identified in Note 2(n).

@	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

m)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, net operating losses and capital loss carryforward expiration that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2007, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated Net
	Net Investment	Realized Gain
	Income	(Loss)	Paid-in-Capital

Hartford Global Growth HLS Fund	$2,132	$(2,132)	$—
Hartford Growth Opportunities HLS Fund	(157)	157	—

n)	Capital Loss Carryforwards:

As of December 31, 2007 (tax-year-end), no Funds had capital loss carryforwards for U.S. Federal income tax purposes.

Based on certain provisions in the IRC, various limitations regarding the future utilization of Hartford Global Growth HLS Fund, carryforwards may apply.

o)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended December 31, 2005-2007) and has determined there is no impact to the Funds’ financial statements.

p)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV per share is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

   19

Hartford Money Market HLS Fund seeks to maintain a stable NAV per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sale, adjustments related to Passive Foreign Investment Companies, certain derivatives and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Note 2 (m)).

q)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors.

r)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2007, Funds had no outstanding when-issued or forward commitments.

s)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a Fund which holds securities with high yield bonds may fluctuate more than with less aggressive bond funds.

t)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

u)	Swaps — Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. No Funds had outstanding swaps as of December 31, 2007.

v)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds’ financial statements with fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated the impact of the standard and does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

3.	Expenses:

a)	Investment Management and Advisory Agreements — HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to separate Investment Management Agreements with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services for Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Money Market HLS Fund.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management and Wellington, as applicable.

   20

Hartford Series Fund Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the following Funds, Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees). Directors’ fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

The schedules below reflect the rates of compensation paid to HL Advisors for investment advisory services and to HLIC for administrative services rendered during the year ended December 31, 2007; the rates are accrued daily and paid monthly.

Hartford Money Market HLS Fund(1)

Average Daily Net Assets	Annual Rate

On first $2 billion	0.450%
On next $3 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

(1)	Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average daily net assets until December 31, 2007. This waiver will be continued until December 31, 2008.

Hartford Global Growth HLS Fund

Average Daily Net Assets	Annual Rate

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
Over $1 billion	0.625%

Hartford Growth Opportunities HLS Fund

Average Daily Net Assets	Annual Rate

On first $100 million	0.700%
Over $100 million	0.600%

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund’s average daily net assets. The Funds’ accounting services fees are accrued daily and paid monthly.

Effective January 1, 2008, the rates of compensation paid to HLIC is as follows:

Hartford Global Growth HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Money Market HLS Fund

Average Daily Net Assets	Annual Rate

All assets	0.010%

d)	Other Related Party Transactions — The Hartford provided certain legal services to the Funds, for which the Funds were charged $4 for the year ended December 31, 2007. Certain officers of the Funds are directors and/or officers of HLIA, Hartford Investment Management and/or The Hartford or its subsidiaries. For the year ended December 31, 2007, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $10. Hartford Investor Services Company LLC (“HISC”), a wholly-owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $14 for providing such services. The Funds accrue these fees daily and pay monthly.

e)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to a specific class within a Fund. Non-allocable expenses are charged to each Fund based on specific identification.

f)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisers, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank, State Street Bank & Trust, has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest bearing custody account. For the year ended December 31, 2007, these amounts are included in the Statements of Operations.

   21

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Ratio of Expenses		Ratio of Expenses		Ratio of Expenses		Ratio of Expenses
	to Average Net Assets After		to Average Net Assets After		to Average Net Assets After		to Average Net Assets After
	Waivers and Offsets		Waivers and Offsets		Waivers and Offsets		Waivers and Offsets
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Growth HLS Fund	0.73%	0.98%	0.74%	0.99%	0.68%	0.93%	0.68%	0.93%
Hartford Growth Opportunities HLS Fund	0.63	0.88	0.63	0.88	0.58	0.84	0.57	0.82
Hartford Money Market HLS Fund	0.42	0.67	0.48	0.73	0.49	0.74	0.48	0.73

g)	Distribution Plan for Class IB Shares — All Funds with Class IB shares have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc. (“Hartford Life”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of Class IB shares.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The Funds’ distribution fees are accrued daily and paid monthly.

h)	Payment from (to) Affiliate — The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively, “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Boards of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners. Pursuant to the agreement, the following amounts have been paid (received) to (from) the Funds indicated in 2006 and 2005.

Fund	2006	2005

Hartford Growth Opportunities HLS Fund	$257	$1,140

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds in the amounts indicated below. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

Fund	Reimbursement Amount

Hartford Global Growth HLS Fund	$3,344
Hartford Growth Opportunities HLS Fund	841

The total return in the financial highlights includes the impact of the payment from (to) affiliates. The tables below show the impact of each of the payments from (to) affiliates and what the total return for the years ended December 31, 2006 and 2005 would have been excluding the payments from (to) affiliates:

	Impact from Payment		Impact from Payment		Total Return Excluding
	from Affiliate for		from (to) Affiliate for		Payments from (to)
	SEC Settlement		Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Growth HLS Fund	0.31%	0.32%	—%	—%	13.83%	13.54%
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70

   22

Hartford Series Fund Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2007
(000’s Omitted)

Impact from Payment
	from Affiliate for		Total Return Excluding
	Unrestricted Transfers		Payments from Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Growth Opportunities HLS Fund	0.11%	0.11%	16.20%	15.91%

4.	Investment Transactions:

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $36,997,029 and $36,190,030, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
Fund	Obligations	Obligations	Obligations	Obligations

Hartford Global Growth HLS Fund	$933,370	$1,108,732	$—	$—
Hartford Growth Opportunities HLS Fund	2,005,785	1,964,268	—	—

5.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the year ended December 31, 2007, the Funds did not have any borrowings under this facility.

   23

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data(3) —
				Net					— Ratios and Supplemental Data —
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	to Average	to Average	Investment
	Value at	Investment	Payment	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	Net Assets	Net Assets	Income	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Before	After	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(1)		(000’s)	Waivers(2)	Waivers(2)	Net Assets	Rate(4)
Hartford Global Growth HLS Fund (formerly known as Hartford Global Leaders HLS Fund)
For the Year Ended December 31, 2007
Class IA	$20.09	$0.03	$—	$4.84	$4.87	$(0.01)	$(2.53)	$—	$(2.54)	$2.33	$22.42	25.05%		$1,028,843	0.73%	0.73%	0.13%	75%
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98	0.98	(0.11)	—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(5)	942,258	0.76	0.76	0.48	116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(5)	280,283	1.01	1.01	0.23	—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77	0.77	0.74	262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02	1.02	0.48	—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19		1,004,850	0.78	0.78	0.83	255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89		273,202	1.03	1.03	0.58	—
For the Year Ended December 31, 2003
Class IA	11.50	0.07	—	4.02	4.09	(0.06)	—	—	(0.06)	4.03	15.53	35.57		728,049	0.80	0.80	0.54	292
Class IB	11.47	0.04	—	4.00	4.04	(0.04)	—	—	(0.04)	4.00	15.47	35.24		129,315	1.05	1.05	0.29	—
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64	0.64	0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89	0.89	(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(5)	1,103,590	0.65	0.65	0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(5)	197,797	0.90	0.90	0.46	—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31	(5)	1,012,774	0.64	0.64	0.33	140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(5)	179,308	0.89	0.89	0.06	—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18		848,674	0.63	0.63	0.23	137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89		112,896	0.88	0.88	(0.03)	—
For the Year Ended December 31, 2003
Class IA	16.40	(0.01)	—	7.18	7.17	—	—	—	—	7.17	23.57	43.79		696,900	0.64	0.64	(0.05)	145
Class IB	16.37	(0.01)	—	7.12	7.11	—	—	—	—	7.11	23.48	43.43		59,686	0.89	0.89	(0.30)	—
Hartford Money Market HLS Fund
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47	0.42	4.83	—
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48	0.48	4.63	—
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49	0.49	2.79	—
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75	0.75	2.54	—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48	0.48	0.93	—
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73	0.73	0.68	—
For the Year Ended December 31, 2003
Class IA	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	0.75		1,609,439	0.49	0.49	0.75	—
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.50		240,930	0.74	0.74	0.50	—

(1)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(2)	Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(f).
(3)	Information presented relates to a share outstanding throughout the indicated period.
(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statements of Operations, can be found in Note 3(h).

   24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund (two of twenty-six portfolios constituting the Hartford Series Fund, Inc.) and Hartford Growth Opportunities HLS Fund (one of seven portfolios constituting the Hartford HLS Series Fund II, Inc.) (collectively, the “Funds”) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund of Hartford Series Fund, Inc. and Hartford Growth Opportunities HLS Fund of Hartford HLS Series Fund II, Inc. at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 11, 2008

   25

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege, and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds and date first elected or appointed to Hartford Series Fund, Inc. (“SF”) and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statements of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 61) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 67) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 62) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 66) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 63) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 63) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 61) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

   26

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Thomas M. Marra (age 49) Director since 2002
Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He has served as COO of Hartford Life, Inc. from 2000, as President of Hartford Life, Inc. since 2002, and as Director of Hartford Life, Inc.’s Investment Products Division from 1998 to 2000.

Lowndes A. Smith (age 68) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

David M. Znamierowski (age 47) Director since 1999 (SF) and 2005 (SF2)
Mr. Znamierowski currently serves as Director and President of Hartford Investment Management Company (“Hartford Investment Management”), as Chief Investment Officer and Executive Vice President for The Hartford and Hartford Life, Inc., as Director, Chief Investment Officer and Executive Vice President of Hartford Life Insurance Company (“Hartford Life”) and as Chief Investment Officer for Hartford Administrative Services Company (“HASCO”).

Other Officers

Robert M. Arena, Jr. (age 39) Vice President since 2006
Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Product Management Group in the U.S. Wealth Management Division. Additionally, Mr. Arena is Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors LLC, (“HL Advisors”). Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Scandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 49) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (age 48) Anti-Money Laundering (“AML”) Compliance Officer since 2005
Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and for Hartford Investor Services Company, LLC, (“HISC”) since 2006. She also serves as the AML Compliance Officer for HASCO and HISC. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

Thomas D. Jones, III (age 42) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 40) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 43) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 47) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

John C. Walters (age 45) President since 20071
Mr. Walters currently serves as President of the U.S. Wealth Management Division and Director of Hartford Life, Inc. Mr. Walters also serves as Co-Chief Executive Officer, Co-President and Director of Hartford Life and Executive Vice President of The Hartford. Mr. Walters previously served as Executive Vice President and Director of the Investment Products Division of Hartford Life, Inc. Mr. Walters is also Chief Executive Officer, Manager and President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

[1]	As of November 7, 2007

   27

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2007 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   28

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	June 30, 2007	Account	Account	June 30, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	June 30, 2007	December 31, 2007	December 31, 2007	June 30, 2007	December 31, 2007	December 31, 2007	ratio	1/2 year	full year

Hartford Global Growth HLS Fund(1)
Class IA	$1,000.00	$1,130.30	$3.97	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class IB	$1,000.00	$1,127.60	$5.31	$1,000.00	$1,020.21	$5.04	0.99%	184	365
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$1,110.55	$3.40	$1,000.00	$1,021.98	$3.26	0.64%	184	365
Class IB	$1,000.00	$1,107.88	$4.73	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,022.05	$2.14	$1,000.00	$1,023.09	$2.14	0.42%	184	365
Class IB	$1,000.00	$1,019.51	$3.41	$1,000.00	$1,021.83	$3.41	0.67%	184	365

(1)	Formerly known as Hartford Global Leaders HLS Fund.

   29

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management, Investment Advisory and Amended Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 7-8, 2007, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC (“HL Advisors”) and the investment sub-advisory agreements between HL Advisors and each Fund’s respective sub-adviser(s) (“sub-advisers,” and together with HL Advisors, “advisers”) — Hartford Investment Management Company (“Hartford Investment Management”) and Wellington Management Company, LLP (“Wellington”) (collectively, the “agreements”). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2007 and August 7-8, 2007. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers and their affiliates.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s management fees, administrative fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups (“peer funds”). The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating each Fund’s advisory fees, administrative fees, overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HL Advisors agreed to continue the voluntary management fee waiver with respect to a Fund. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these revisions, was fair and reasonable and that continuation of the agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and each adviser’s organizational structure, systems and personnel.1 The Board received information on the experience of senior management and relevant investment and other personnel of the advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory requirements and other developments. The Board considered the progress that Hartford Investment Management has made in developing an equity management capability. In addition, the Board considered the quality of each adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser’s compliance policies and procedures, their compliance history, and a report from the Funds’ Chief Compliance Officer on each adviser’s compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers’ support of the Funds’ compliance control structure, particularly the resources devoted by the advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser’s investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each Fund’s short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper and HL Advisors) and

1 Certain Funds have entered into investment management agreements with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company (“Hartford Life”), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

   30

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management, Investment Advisory and Amended Investment Sub-Advisory Agreement (Unaudited) — (continued)

discussions with portfolio managers and other representatives of the sub-advisers at Board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

The Board considered HL Advisors’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser’s analysis of the Funds’ performance for these time periods, with specific attention to information indicating underperformance of certain funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

Based on these considerations, the Board concluded with respect to each Fund that the Fund’s performance over time has been satisfactory and the Board had continued confidence in HL Advisors’ and the sub-advisers’ overall capabilities to manage each Fund.

Costs of the Services and Profitability of HL Advisors and the Sub-Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Funds and HL Advisors’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board considered the fact that HL Advisors has subsidized a Fund’s fees and total operating expenses through a voluntary management fee waiver. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. The Board noted that HL Advisors represented that the profitability information was calculated using the same methodology used by HL Advisors in 2006, a methodology which had been refined in 2006 as part of an independent third party review.

With respect to the Fund that is sub-advised by Hartford Investment Management, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment Management in the aggregate. The Board also requested and received information relating to the operations and profitability of the other sub-adviser. In evaluating such sub-adviser’s profitability with respect to the Funds, the Board considered primarily HL Advisors’ and the sub-adviser’s representations that HL Advisors had negotiated the sub-advisory fees at arm’s length, and the sub-adviser’s representations that the fees charged to HL Advisors were comparable to fees charged by the sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and the Sub-Advisers

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund’s management fees, administrative fees and total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees and total operating expenses.

The Board particularly considered HL Advisors’ agreement to continue the voluntary management fee waiver with respect to a Fund. HL Advisors has agreed to the following fee revision, effective January 1, 2008:

Hartford Money Market HLS Fund: continue the 5 bps voluntary management fee waiver.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

Economies of Scale

The Board requested and considered information regarding the advisers’ realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund (and administrative fee schedule for certain Funds), which reduce fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

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After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board considered the fact that Hartford Life had agreed to implement a new accounting services fee structure for the Funds with breakpoints. Based upon estimated expense information, this change will result in savings to Hartford-sponsored funds of approximately $250,000 per year.

The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. (“HSDC”), as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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Item 2. Code of Ethics.
     Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.
Item 3. Audit Committee Financial Expert.
     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: $195,000 for the fiscal year ended December 31, 2006; $173,900 for the fiscal year ended December 31, 2007.

(b)	Audit Related Fees: $41,611 for the fiscal year ended December 31, 2006; $49,209 for the fiscal year ended December 31, 2007. Audit-related services principally in connection with the SAS 70 report and the SEC Rule 17Ad-13 report.

(c)	Tax Fees: $35,944 for the fiscal year ended December 31, 2006; $40,333 for the fiscal year ended December 31, 2007.

(d)	All Other Fees: $0 for the fiscal year December 31, 2006; $0 for the fiscal year ended December 31, 2007.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)	(2) One Hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the year ended December 31, 2007, were attributed to work performed by persons other than the principal accountant’s full-time employees.

(g)	Non-Audit Fees: $670,757 for the fiscal year ended December 31, 2006; $865,527 for the fiscal year ended December 31, 2007.

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:
Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
     12(a)(1) Code of Ethics
     12(a)(2) Audit Committee Pre-Approval Policies and Procedures
     12(a)(3) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.
         (b) Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.
Date: February 13, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 13, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: February 13, 2008	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

	12(a)(1)	Code of Ethics

	12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

99.CERT	12(a)(3)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	12(b)	Section 906 certification of principal executive officer and principal financial officer